UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg,

2300 North Ridgetop Road,

Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

IMPORTANT INFORMATION

The information presented on the following pages is current as of March 31, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Best Short-Intermediate Municipal Debt Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards were given for three-year, five-year, and ten-year periods ended 11/30/12. The Fund did not win the award for other time periods.

Glossary

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

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Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

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THORNBURG LIMITED TERM MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.72%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A shares from September 28, 1984 through March 31, 2013

Average Annual Total returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	2.97%	4.16%	4.40%	3.52%	5.42%
With sales charge	1.43%	3.64%	4.08%	3.36%	5.36%

30-Day Yields, A Shares

As of March 31, 2013

Annualized Distribution Yield	SEC Yield
1.65%	0.62%

Key Portfolio Attributes

As of March 31, 2013

Number of Bonds	1,787

Effective Duration	3.4Yrs

Average Maturity	4.0Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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Thornburg Limited Term Municipal Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

April 15, 2013

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares decreased by two cents to $14.68 per share during the six months ended March 31, 2013. If you were with us for the entire period, you received dividends of 13.38 cents per share. If you reinvested your dividends, you received 13.43 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund slightly outperformed the index, with a total return of 0.78% at NAV over the six months ended March 31, 2013, compared to 0.71% for the BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index.

Our relative overweight to revenue sectors and middle-tier investment grade credits explained much of our outperformance for the period, as did our higher exposure to local government credits in once out-of-favor states such as California, Michigan, and Illinois. The Fund also benefitted from our concerted migration away from higher duration positions into more price-stable bonds maturing inside of three years.

Guided by limited buying opportunity sets, being comparatively short and liquid these last six months has only benefitted the Fund’s relative performance. Since yields bottomed in the fall of 2012, we mindfully took advantage of opportunities to reduce the Fund’s risk exposure, even liquidating a few of our weakest credits into an identifiable yield grab at attractive premiums. Aware that the “risk-off” trade comes at a certain cost, the Fund’s dividend yield remains comfortably above average within both its Lipper and Morningstar competitive groups.

Market opportunities have diminished over the last two years. Contrasting today’s market to where we were at this point in 2011, several metrics stand apparent. The 10-year risk-free rate has declined by 110 basis points, term spreads between one-year and 10-year bonds declined 90 basis points, and credit spreads between AAA and single-A narrowed another 22 basis points. During the fourth calendar quarter of 2012, inflation-adjusted municipal yields reached their lowest levels in over thirty years. Adjusting for inflation, “real” yields reached some of their lowest levels on record in the last six months. Not isolated to the municipal market space, fixed income as a broad asset class has been overvalued in our view for several quarters now.

Among the particular virtues of the Fund’s investment strategy is its relative flexibility in managing exposure along the risk curve. In the past, when we’ve found ourselves in markets of opportunity – the banking crisis of 2008 and the Meredith Whitney event of 2010, for example – we maintained flexibility and exercised the discipline to migrate further out along the risk curve, adding to our duration and credit exposure and locking in attractive rates that we were then able to carry forward to future years. Conversely, when we find ourselves in markets of limited opportunity, such as the one we’re in, when yields reach a trough and asset prices appear overvalued, we appropriately exercise discipline to migrate toward a more defensive posture.

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LETTER TO SHAREHOLDERS,

CONTINUED

Investors who have been with us through the years are rarely surprised to see us adopt a contrarian approach to the market. Recently, as we’ve observed market participants chase after yield and take on risk without much consideration of the cost, we’ve mindfully taken the opportunity to build relatively higher quality and liquidity back into the Fund, redoubling our efforts managing credit risk, and deferring some of our risk asset purchases to future dates. We believe there will be better opportunities to invest in longer-term, higher-duration, risk assets. That time is not the present. When the time does come, however, we believe the Fund to be well positioned to capitalize on market weakness.

With economic health indicators mixed to slightly positive, it’s still not apparent when we will see an end to federal stimulus. Quantitative easing should remain intact through the next quarter, with some likelihood of extending into 2014, dependent on labor conditions. Through March 31, 2013 we’ve seen 30 consecutive months in employment growth. Put into proper perspective, however, as of December 2012, total non-farm payrolls are still below where they were at the beginning of the Great Recession in 2007 (Chart I).

Declining growth in non-farm payrolls paired with a falling labor participation rate tempers our optimism with awareness that we still have a way to go before the Federal Reserve (Fed) removes its anchor on short-term rates. Now is a good time to remind investors that “income” drives sustainable returns, not artificial constraints on interest rates, not momentum buying, nor chasing after prior years’ performance.

Chart I: Non-farm Employment in Selected Recessions

While private sector employment has fueled job growth over the last three years, state and local governments have been steadily eliminating jobs (Chart II). As reflected in recent Bureau of Labor Statistics data, cuts in state and local government employment have been far more severe than in any other recession during the last 40 years, evidenced by a 3% cumulative decline. While government employment cuts of this nature have their place, and are lauded among champions of fiscal conservatism, high unemployment stemming

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LETTER TO SHAREHOLDERS,

CONTINUED

from the private and public sector remains an economic headwind.

Chart II: State and Local Government Employment in Selected Recessions

Total state tax collections grew for the eleventh quarter through September 2012 (Chart III), providing some measure of support to credit fundamentals in the municipal market. However, inflation-adjusted tax receipts are still more than 3% below pre-recession levels. The annual growth rate in tax collections at the state level, while still positive, has declined the last several quarters to an average of 1.5 percent for the four quarters leading up to September 30, 2012. This is down significantly from the prior year’s annual growth rate of 6.6 percent.

Chart III: State Tax Revenue Since the Start of the Recession

Four-Quarter Moving Average, Adjusted for Inflation

At the local government level, tax collections have been slow to recover in recent years due primarily to lags in assessed property values. Moderate shifts in assessed values prevent sharp swings in property tax receipts during periods of volatile market prices. Unfortunately, this can lead to protracted periods of decline, as we’ve seen in recent years. The rate of decline in assessed valuations, however, has lessened

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LETTER TO SHAREHOLDERS,

CONTINUED

nationwide, and in several regions growth is trending positive. From what we can glean from a recent uptrend in housing market values, we could reasonably anticipate this will provide some support to revenue growth in the years ahead.

Chart IV: State Sales Tax Revenue Since the Start of the Recession

Four-Quarter Moving Average, Adjusted for Inflation

While many of the fiscal trends impacting state and local governments have been positive and steady, the road to recovery has still been very slow. By no means are municipalities out of the woods. Governments remain vulnerable to sluggish or negative economic growth, especially taking into consideration that many municipal governments have yet to replenish cash reserves and rainy day funds. Many have exhausted one-time revenue sources, and recent cuts to essential and non-essential government functions may limit flexibility to control expenses going forward.

Chart V: Percent of Portfolio Maturing

We remind investors of the importance of maintaining an appropriate holding period. For the Thornburg Limited Term Municipal Fund, we believe a holding period of at least two to three years will make it easier to navigate through any potentially rough waters that may lie ahead.

Your Thornburg Limited Term Municipal Fund includes a laddered portfolio of 717 municipal obligors. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering is intended to accomplish two goals. First, the staggered maturities of a laddered structure reduce interest-rate risk and should dampen the Fund’s price volatility. Laddering also reduces reinvestment risk by giving the Fund a

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steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher.

We continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

SUMMARY OF SECURITY CREDIT RATING†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.50%
Alabama Public School and College Authority, 5.00% due 5/1/2013 (Education System Capital Improvements)	AA/Aa1	$5,000,000	$5,021,900
Alabama Public School and College Authority, 5.00% due 5/1/2015 (Education System Capital Improvements)	NR/Aa1	8,530,000	9,344,615
Alabama Public School and College Authority, 5.00% due 5/1/2016 (Education System Capital Improvements)	AA/Aa1	5,000,000	5,667,450
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,187,431
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,254,222
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,434,123
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,114,380
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,110,570
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,356,038
Camden Industrial Development Board, 6.125% due 12/1/2024 pre-refunded 12/1/2013 (Weyerhaeuser Company)	AA+/NR	2,800,000	2,911,692
City of Birmingham GO, 5.00% due 10/1/2013 (Government Services; Insured: MBIA)	AA/Aa2	6,500,000	6,657,755
City of Birmingham GO, 5.00% due 2/1/2015 (Government Services)	AA/Aa2	4,240,000	4,574,790
City of Birmingham GO, 4.00% due 8/1/2015 (Government Services)	AA/Aa2	3,005,000	3,233,290
City of Birmingham GO, 5.00% due 2/1/2016 (Government Services)	AA/Aa2	3,775,000	4,207,237
City of Birmingham GO, 4.00% due 8/1/2016 (Government Services)	AA/Aa2	3,645,000	4,008,006
City of Birmingham GO, 5.00% due 2/1/2017 (Government Services)	AA/Aa2	2,045,000	2,340,768
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	3,085,211
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,340,580
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A2	6,000,000	6,157,860
City of Mobile Industrial Development Board Pollution Control, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Company Barry Plant Project)	A/A2	6,000,000	6,488,700
City of Mobile Private Placement Warrants GO, 4.50% due 8/15/2016 (Senior Center)	NR/NR	1,255,000	1,303,104
City of Mobile Warrants GO, 5.00% due 2/15/2019 (City Capital Improvements)	AA-/Aa2	2,000,000	2,336,020
City of Montgomery BMC Special Care Facilities Financing Authority, 5.00% due 11/15/2013 (Baptist Health; Insured: Natl-Re) (ETM)	NR/NR	1,000,000	1,029,680
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,473,159
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	934,000
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2016	AAA/Aa1	2,080,000	2,382,162
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	4,014,765
Town of Courtland Industrial Development Board, 4.75% due 5/1/2017 (Solid Waste Disposal-International Paper Company Project)	BBB/NR	5,000,000	5,218,300
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017	A+/A1	2,500,000	2,954,825
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	A+/A1	1,500,000	1,780,275

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALASKA — 0.75%
Alaska Energy Power Authority, 6.00% due 7/1/2013 (Bradley Lake Hydroelectric; Insured: AGM)	AA-/Aa2	$1,600,000	$1,623,520
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,316,140
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2014	AA+/Aa3	2,000,000	2,095,560
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA+/Aa3	1,900,000	2,071,247
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA+/Aa3	1,100,000	1,237,159
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA+/Aa3	3,000,000	3,468,810
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA+/Aa3	2,455,000	2,903,209
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re) (State Aid Withholding)	AA/Aa2	1,175,000	1,239,766
City of Valdez Alaska, 5.00% due 1/1/2021 (BP Pipelines, Inc.)	A/A2	3,700,000	4,496,869
City of Valdez Alaska, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	12,000,000	14,584,440
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa3	3,250,000	3,574,513
North Slope Boro GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa3	8,800,000	10,297,320

ARIZONA — 3.38%
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,451,677
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,073,380
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	4,200,680
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,700,588
Arizona Board of Regents COP, 5.00% due 9/1/2019 pre-refunded 9/1/2014 (Northern Arizona University Research Infrastructure Projects; Insured: AMBAC)	A/A2	3,500,000	3,731,455
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,193,550
Arizona Board of Regents COP, 5.00% due 6/1/2022 (University of Arizona)	AA-/Aa3	6,080,000	7,298,675
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,984,800
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,918,180
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	4,141,165
Arizona HFA, 5.00% due 7/1/2018 (Catholic Health Care West)	A/A3	1,470,000	1,712,182
Arizona HFA, 5.00% due 7/1/2019 (Catholic Health Care West)	A/A3	1,365,000	1,607,356
Arizona HFA, 5.00% due 7/1/2020 (Catholic Health Care West)	A/A3	1,290,000	1,496,787
Arizona Lottery, 5.00% due 7/1/2018 (Insured: AGM)	AA-/A1	8,370,000	9,910,917
Arizona Lottery, 5.00% due 7/1/2020 (Insured: AGM)	AA-/A1	8,705,000	10,542,713
Arizona School Facilities Board, 5.00% due 7/1/2016 (State School Land Trust; Insured: AMBAC)	NR/NR	5,775,000	6,426,016
Arizona School Facilities Board, 5.00% due 1/1/2017 pre-refunded 7/1/2015 (State School Improvement)	AAA/Aaa	1,225,000	1,348,627
Arizona School Facilities Board COP, 5.25% due 9/1/2023 (School Site and Building Projects)	A+/A1	1,315,000	1,505,267
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,500,000	4,264,120
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	9,296,762
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	6,136,500
City of Chandler, 3.00% due 7/1/2013	AA/Aa3	1,905,000	1,918,259
City of Chandler, 3.00% due 7/1/2014	AA/Aa3	2,790,000	2,881,317
City of Phoenix Civic Improvement Corp., 3.00% due 7/1/2013	A+/A1	1,000,000	1,006,940
City of Tucson GO, 3.625% due 7/1/2015 (Insured: Natl-Re/FGIC)	AA-/Aa2	1,750,000	1,868,142
Deer Valley USD No. 97 of Maricopa County, 4.00% due 7/1/2015 (2004 School Improvement Project; Insured: AGM)	NR/Aa2	1,325,000	1,421,553
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,068,870
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,451,776
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,609,085
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019 pre-refunded 1/1/2014	AA/A3	2,200,000	2,296,470
Maricopa County IDA Health Facilities, 4.125% due 7/1/2015 (Catholic Health Care West)	A/A3	1,600,000	1,721,440
Maricopa County IDA Health Facilities, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Health Care West)	A/A3	7,500,000	7,856,700
Mesa Highway GO, 3.25% due 7/1/2016	AA+/Aa3	10,000,000	10,334,900

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: Syncora) (ETM)	AA+/NR	$3,135,000	$3,282,596
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	12,100,000	13,426,281
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB+/Baa1	1,600,000	1,690,224
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB+/Baa1	2,600,000	2,746,614
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	BBB+/Baa1	9,700,000	10,899,405
Phoenix Union High School District No. 210 of Maricopa County GO, 4.00% due 7/1/2015 (2003 School Improvement Project; Insured: Natl-Re)	AA/Aa2	1,500,000	1,615,275
Pima County, 4.00% due 7/1/2014 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	1,500,000	1,568,865
Pima County, 5.00% due 7/1/2015 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	1,250,000	1,375,550
Pima County, 5.00% due 7/1/2016 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	2,000,000	2,277,580
Pima County, 4.50% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA-/A2	5,000,000	5,752,550
Pima County, 5.00% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	2,750,000	3,214,310
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	500,000	544,125
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	2,000,000	2,382,760
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	700,000	833,966
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA-/A2	5,000,000	5,969,550
Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	500,000	605,555
Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	1,200,000	1,275,372
Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	400,000	484,984
Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	1,325,000	1,384,453
Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	500,000	612,685
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	190,000	190,828
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	AA/Aa3	2,500,000	2,772,550
Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	AA/Aa3	3,000,000	3,390,420
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	AA/Aa3	3,285,000	3,763,000
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	AA/Aa3	2,000,000	2,310,480
Salt River Agricultural Improvement & Power District, 3.00% due 1/1/2014	AA/Aa1	11,275,000	11,514,030
Salt River Agricultural Improvement & Power District, 5.00% due 1/1/2014	AA/Aa1	2,265,000	2,273,947
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	A-/A2	6,885,000	7,819,226
Town of Gilbert Public Facilities Municipal Property Corporation, 3.00% due 7/1/2015	AA/Aa2	1,080,000	1,132,315
University Arizona Medical Center Corp. GO, 5.00% due 7/1/2014	BBB+/Baa1	1,000,000	1,050,270
Yuma Property Corp. Utility Systems, 5.00% due 7/1/2016 (Insured: Syncora)	A+/A1	2,000,000	2,228,840
Yuma Property Corp. Utility Systems, 5.00% due 7/1/2018 (Insured: Syncora)	A+/A1	2,130,000	2,400,680

ARKANSAS — 0.50%
Fort Smith Water & Sewer, 2.00% due 10/1/2013 (Insured: AGM)	AA-/NR	1,000,000	1,007,450
Fort Smith Water & Sewer, 3.00% due 10/1/2014 (Insured: AGM)	AA-/NR	1,000,000	1,037,900
Fort Smith Water & Sewer, 3.50% due 10/1/2016 (Insured: AGM)	AA-/NR	1,370,000	1,498,958
Fort Smith Water & Sewer, 3.50% due 10/1/2017 (Insured: AGM)	AA-/NR	1,930,000	2,146,681
Fort Smith Water & Sewer, 4.00% due 10/1/2018 (Insured: AGM)	AA-/NR	1,000,000	1,146,110
Fort Smith Water & Sewer, 4.00% due 10/1/2019 (Insured: AGM)	AA-/NR	1,670,000	1,928,850
Independence County PCR, 4.90% due 7/1/2022 (Entergy Mississippi, Inc.; Insured: AMBAC)	NR/Baa1	6,400,000	6,576,704
Jefferson County, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,205,000	1,285,747
Jefferson County, 4.00% due 6/1/2016 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,395,000	1,508,037
Jefferson County, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,375,000	1,503,604
Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,495,000	1,685,687
Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,580,000	1,798,198
Jefferson County PCR, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A-/A3	10,000,000	10,099,000

CALIFORNIA — 8.42%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,220,000	1,416,920

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Anaheim Public Financing Authority, 5.25% due 10/1/2018 (Electric Systems Generation; Insured: AGM)	AA-/A1	$1,560,000	$1,566,318
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA-/A2	3,250,000	2,391,740
Brentwood Infrastructure, 2.00% due 11/1/2015 (Insured: AGM)	AA-/NR	520,000	532,272
Brentwood Infrastructure, 4.00% due 11/1/2016 (Insured: AGM)	AA-/NR	325,000	351,289
Brentwood Infrastructure, 5.00% due 11/1/2017 (Insured: AGM)	AA-/NR	965,000	1,090,392
Brentwood Infrastructure, 5.25% due 11/1/2018 (Insured: AGM)	AA-/NR	1,020,000	1,178,345
Brentwood Infrastructure, 5.25% due 11/1/2019 (Insured: AGM)	AA-/NR	725,000	844,973
[a] Cabrillo USD GO, 0% due 8/1/2015 (Educational Facilities Projects; Insured: AMBAC)	NR/NR	1,000,000	975,280
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A3	1,460,000	1,659,772
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,822,767
California HFFA, 5.50% due 2/1/2017 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	2,575,000	2,973,275
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	2,865,000	3,459,602
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	1,975,000	2,443,746
California HFFA, 5.00% due 3/1/2020 (Catholic HealthCare West Health Facilities)	A/A3	4,400,000	5,244,580
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	1,695,000	2,104,224
California HFFA, 5.00% due 3/1/2021 (Catholic HealthCare West Health Facilities)	A/A3	3,450,000	4,130,650
California HFFA, 5.25% due 3/1/2022 (Catholic Healthcare West Health Facilities)	A/A3	7,020,000	8,349,939
California HFFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Healthcare West Health Facilities)	A/A3	3,500,000	3,694,565
California HFFA, 5.00% due 7/1/2028 put 7/1/2014 (Catholic HealthCare West Health Facilities)	A/A3	2,000,000	2,098,460
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	A-/A2	795,000	798,315
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa3	5,000,000	5,481,550
California State Department of Water Resources, 5.00% due 5/1/2016	AA-/Aa3	5,000,000	5,679,000
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	4,000,000	4,801,640
California State Economic Recovery GO, 5.00% due 7/1/2020	A+/Aa3	4,200,000	5,098,674
California State GO, 4.75% due 4/1/2018 (Various Purposes)	A/A1	1,250,000	1,470,725
California State GO, 5.00% due 9/1/2020 (Tax-Exempt Various Purposes)	A/A1	10,000,000	12,211,500
California State GO, 5.00% due 9/1/2021 (Tax-Exempt Various Purposes)	A/A1	5,000,000	6,134,600
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments- MFH; Collateralized: GNMA)	NR/Aaa	1,725,000	1,766,210
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,446,370
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,539,970
California State Public Works Board, 5.00% due 11/1/2017 (California State University)	A-/Aa3	3,000,000	3,532,170
California State Public Works Board, 5.00% due 11/1/2018 (California State University)	A-/Aa3	2,700,000	3,222,585
California State Public Works Board, 5.00% due 4/1/2020 (Riverside Campus)	A-/A2	1,585,000	1,907,484
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A-/A2	1,000,000	1,212,610
California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A-/A2	1,500,000	1,821,120
California State Public Works Board, 5.00% due 4/1/2021 (Riverside Campus)	A-/A2	890,000	1,071,337
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A-/A2	1,000,000	1,210,140
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A-/A2	1,750,000	2,119,460
California State Public Works Board, 5.00% due 4/1/2022 (Riverside Campus)	A-/A2	500,000	601,965
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	27,000,000	32,582,520
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; Insured: College for Certain LLC)	NR/NR	2,100,000	2,180,661
California Statewide Community Development Authority, 5.00% due 6/15/2013	A/A1	9,500,000	9,597,945

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA/NR	$10,125,000	$7,230,769
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	7,000,000	5,744,480
Centinela Valley USD GO, 4.00% due 12/1/2013	SP-1+/NR	5,665,000	5,794,219
[a] Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	A+/A1	600,000	684,036
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	A+/A1	1,750,000	2,053,957
Chula Vista COP, 5.25% due 3/1/2018	A-/NR	1,170,000	1,329,646
Chula Vista COP, 5.25% due 3/1/2019	A-/NR	1,235,000	1,417,335
City and County of San Francisco GO, 5.00% due 6/15/2015 (Various Capital Projects)	AA/Aa1	18,385,000	20,257,880
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	AA/NR	2,685,000	2,347,120
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA-/NR	5,000,000	5,751,150
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Insured: AGM)	AA-/NR	3,000,000	3,508,440
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Insured: AGM)	AA-/NR	3,000,000	3,542,820
County of Los Angeles COP, 0% due 3/1/2017 (Disney Parking Garage and Walt Disney Concert Hall)	AA-/A1	1,075,000	1,010,962
County of Los Angeles COP, 0% due 9/1/2017 (Disney Parking Garage and Walt Disney Concert Hall; Insured: AMBAC)	AA-/A1	1,200,000	1,116,480
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	NR/Baa2	2,655,000	2,080,325
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	AA+/Aaa	2,000,000	2,018,320
Inland Valley Development Agency, 5.25% due 4/1/2013 (ETM)	NR/NR	2,000,000	2,000,840
Inland Valley Development Agency, 5.50% due 4/1/2014 (ETM)	NR/NR	2,000,000	2,103,280
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	12,000,000	12,372,600
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018	A+/A2	2,295,000	2,623,736
Los Angeles County Public Works Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA-/A1	17,935,000	21,541,728
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA-/A1	4,000,000	4,744,680
Los Angeles USD COP, 5.00% due 10/1/2017 (Information Technology; Insured: AMBAC)	A+/A1	2,445,000	2,816,689
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities Improvements)	A+/A1	4,600,000	5,503,164
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities Improvements)	A+/A1	7,040,000	8,484,397
Los Angeles USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA-/Aa2	4,000,000	4,707,440
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA/A1	1,435,000	1,615,279
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA/A1	2,260,000	2,634,957
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	5,000,000	4,698,850
Needles USD GO, 0% due 8/1/2023	NR/Baa2	1,005,000	608,437
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A2	1,000,000	1,165,200
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A3	4,480,000	5,280,845
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A2	1,000,000	1,202,020
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A2	1,325,000	1,567,541
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	A+/Aa3	1,245,000	1,445,022
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aa1	1,000,000	898,660
Palomar Community College District GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	2,021,709
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	3,955,000	4,619,124
Regents of the University of California, 5.00% due 5/15/2019 (Higher Education Facilities; Insured: AGM)	AA/Aa1	4,245,000	4,689,494
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re/FGIC)	AA-/Aa2	3,910,000	2,996,194
Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re/FGIC)	A-/NR	2,920,000	2,334,949
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/A1	5,455,000	6,235,065
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,265,000	3,991,822
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	A+/A1	750,000	866,775
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Insured: AMBAC)	BBB/NR	8,290,000	8,896,248
Sacramento County Sanitation Districts Financing Authority, 0.16% due 12/1/2039 put 4/1/2013 (LOC: Morgan Stanley) (daily demand notes)	AAA/Aa3	32,025,000	32,025,046

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	BBB/A3	$4,870,000	$5,431,365
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	BBB/A3	5,000,000	5,605,450
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/A3	8,675,000	9,654,668
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	A+/NR	4,000,000	4,724,840
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	A+/NR	3,000,000	3,558,030
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	A+/NR	8,000,000	9,465,280
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/Ba1	1,240,000	1,299,557
San Diego USD GO, 5.25% due 7/1/2015 (Educational System Capital Projects; Insured: AGM)	AA-/Aa3	1,000,000	1,022,730
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	10,000,000	12,395,300
San Francisco Bay Area Rapid Transit District, 5.00% due 7/1/2022 (Insured: Natl-Re)	AA+/Aa2	1,220,000	1,341,085
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa2	7,600,000	6,317,652
San Jose Redevelopment Agency, 6.00% due 8/1/2015 (Insured: Natl-Re)	NR/Baa2	2,780,000	2,998,536
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (DHCCP Development Project)	A+/NR	3,900,000	4,036,461
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	NR/Baa2	4,035,000	4,726,115
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	AA-/NR	3,425,000	3,009,068
Santa Clara County Financing Authority, 4.00% due 5/15/2014 (Multiple Facilities)	AA/A1	4,245,000	4,413,951
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,824,932
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	2,000,000	2,062,280
State of California, 2.50% due 6/20/2013 (General Fund Cash Management)	SP-1+/Mig1	64,700,000	65,042,910
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A2	2,000,000	2,337,320
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A+/A2	2,000,000	2,371,380
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	1,018,776
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	1,106,303
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,144,185
Twin Rivers USD GO, 0% due 4/1/2014 (Educational Facilities Improvements)	SP-1/NR	3,490,000	3,462,010
Ventura County COP, 5.00% due 8/15/2016	AA/Aa3	1,520,000	1,714,651
Ventura County COP, 5.25% due 8/15/2017	AA/Aa3	1,635,000	1,900,704
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities Projects; Insured: AGM)	AA-/Aa3	4,000,000	2,930,040
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	AA+/NR	6,180,000	7,265,950

COLORADO — 3.14%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA)	NR/NR	1,475,000	1,574,976
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA)	NR/NR	1,505,000	1,631,435
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	BBB/NR	845,000	845,896
City & County of Denver Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	A+/A1	1,725,000	1,986,665
City & County of Denver Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	A+/A1	1,000,000	1,180,350
City & County of Denver COP, 5.00% due 5/1/2013 (Human Services Center Properties; Insured: MBIA)	AA+/Aa1	3,890,000	3,906,688
City & County of Denver COP, 5.00% due 5/1/2014 (Human Services Center Properties; Insured: MBIA)	AA+/Aa1	4,000,000	4,194,200
City & County of Denver COP, 5.00% due 12/1/2016 (Buell Theatre/Jail Dormitory; Insured: Natl-Re)	AA+/Aa1	3,025,000	3,121,467
City & County of Denver COP, 0.15 % due 12/1/2029 put 4/1/2013 (Wellington E. Webb Municipal Office Building) (daily demand notes)	AA+/Aa1	43,685,000	43,685,000
City & County of Denver COP, 0.15% due 12/1/2029 put 4/1/2013 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	22,665,000	22,665,000
City & County of Denver COP, 0.15 % due 12/1/2031 put 4/1/2013 (Wellington E. Webb Municipal Office Building) (daily demand notes)	AA+/Aa1	27,375,000	27,375,000

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City & County of Denver GO, 3.00% due 8/1/2015 (Various Purpose Projects)	AAA/Aaa	$920,000	$976,470
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	4,029,295
Colorado Educational & Cultural Facilities, 4.00% due 6/1/2014 (NCSL)	A/A3	1,300,000	1,328,106
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2016 (NCSL)	A/A3	1,475,000	1,628,120
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2018 (NCSL)	A/A3	1,625,000	1,861,161
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2020 (NCSL)	A/A3	1,805,000	2,115,424
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2021 (NCSL)	A/A3	1,000,000	1,170,390
Colorado Educational & Cultural Facilities, 0.15% due 5/1/2037 put 4/1/2013 (National Jewish Federation; LOC: JPMorgan Chase Bank) (daily demand notes)	NR/Aa3	650,000	650,000
Colorado HFA, 5.00% due 11/15/2013 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,840,000	2,926,592
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,365,000	2,639,458
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA-/NR	1,185,000	1,369,161
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA-/NR	2,225,000	2,673,782
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	AA-/Aa3	1,000,000	1,126,780
Colorado HFA, 5.00% due 7/1/2039 put 11/12/2013 (Catholic Health Initiatives)	NR/NR	7,255,000	7,467,136
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health Initiatives)	AA-/Aa3	3,000,000	3,222,270
Colorado Higher Education COP, 5.00% due 11/1/2013	AA-/Aa2	1,025,000	1,052,409
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,673,284
Denver Convention Center Hotel Authority, 5.00% due 12/1/2019 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	5,000,000	5,157,050
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/Baa3	3,700,000	3,994,594
Denver Convention Center Hotel Authority, 5.00% due 12/1/2022 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	2,000,000	2,062,820
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/Baa3	1,000,000	1,073,850
Denver West Metropolitan District GO, 5.00% due 12/1/2021 (Insured: AGM)	AA-/NR	2,175,000	2,600,561
E-470 Public Highway Authority, 0% due 9/1/2014 (Insured: Natl-Re)	BBB-/Baa2	1,910,000	1,855,374
El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA-/Aa2	1,000,000	1,125,440
El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA-/Aa2	1,330,000	1,608,994
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/NR	1,000,000	1,104,780
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA-/NR	1,035,000	1,175,563
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA-/NR	1,525,000	1,760,826
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA-/NR	1,200,000	1,441,992
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA-/NR	1,000,000	1,219,680
Regional Transportation District COP, 5.00% due 6/1/2018	A-/Aa3	1,750,000	2,031,505
Regional Transportation District COP, 5.00% due 6/1/2019	A-/Aa3	4,730,000	5,563,521
Regional Transportation District COP, 5.00% due 6/1/2020	A-/Aa3	3,655,000	4,341,153
Regional Transportation District COP, 5.50% due 6/1/2021	A-/Aa3	2,370,000	2,861,254
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AA+/NR	625,000	679,731
State of Colorado-Department of Corrections COP, 4.00% due 3/1/2014 (Colorado Penitentiary II Project)	AA-/Aa2	1,285,000	1,329,435
State of Colorado-Department of Corrections COP, 5.00% due 3/1/2016 (Colorado Penitentiary II Project)	AA-/Aa2	2,000,000	2,255,520
State of Colorado-Department of Corrections COP, 5.00% due 3/1/2017 (Colorado Penitentiary II Project)	AA-/Aa2	2,000,000	2,323,000
State of Colorado-Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II Project)	AA-/Aa2	1,590,000	1,874,260
State of Colorado-Department of Corrections COP, 5.00% due 3/1/2019 (Colorado Penitentiary II Project; Insured: AMBAC)	AA-/Aa2	4,930,000	5,511,296
State of Colorado-Regents of the University of Colorado COP, 5.00% due 11/1/2016 (UCDHSC Fitzsimons Academic Project)	AA-/Aa2	700,000	807,597
State of Colorado-Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Project)	AA-/Aa2	850,000	1,006,451

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CONNECTICUT — 0.24%
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA-/A2	$2,080,000	$2,243,488
State of Connecticut GO, 5.00% due 6/1/2019 (General State Capital Projects; Insured: AGM)	AA/Aa3	2,865,000	3,244,269
[a] State of Connecticut GO Floating Rate Note, 0.89% due 9/15/2018 (General State Capital Projects)	AA/Aa3	725,000	728,248
State of Connecticut GO Floating Rate Note, 0.77% due 9/15/2024 (Education Capital Projects)	AA/Aa3	10,000,000	10,004,500

DELAWARE — 0.02%
State of Delaware GO, 5.25% due 8/1/2014	AAA/Aaa	1,000,000	1,067,420

DISTRICT OF COLUMBIA — 0.76%
District of Columbia, 4.00% due 4/1/2015 (National Public Radio)	AA-/Aa3	1,000,000	1,069,330
District of Columbia, 5.00% due 4/1/2016 (National Public Radio)	AA-/Aa3	500,000	563,460
District of Columbia, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	1,830,000	2,048,081
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,195,000	1,416,362
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	965,429
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,890,000	2,291,814
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Washington Convention Center; Insured: AMBAC)	A/A1	3,000,000	3,066,900
District of Columbia COP, 5.25% due 1/1/2015 (Insured: Natl-Re/FGIC)	A+/Aa3	3,125,000	3,367,281
District of Columbia COP, 5.25% due 1/1/2016 (Insured: Natl-Re/FGIC)	A+/Aa3	4,700,000	5,224,332
District of Columbia COP, 5.00% due 1/1/2018	A+/Aa3	5,000,000	5,506,700
District of Columbia COP, 5.00% due 1/1/2019 (Insured: Natl-Re)	A+/Aa3	5,000,000	5,472,450
District of Columbia COP, 4.50% due 1/1/2021 (Insured: Natl-Re/FGIC)	A+/Aa3	1,100,000	1,184,788
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA-/Aa2	5,000,000	6,182,500
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA-/Aa2	3,005,000	3,710,063
District of Columbia Housing Finance Agency, 5.00% due 7/1/2014 (Insured: AGM-HUD Loan)	AA-/A2	1,195,000	1,254,774
District of Columbia Housing Finance Agency, 5.00% due 7/1/2015 (Insured: AGM-HUD Loan)	AA-/A2	1,480,000	1,601,271
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AA-/A3	2,000,000	1,968,660
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA-/A3	4,000,000	3,734,400

FLORIDA — 7.64%
Broward County, 5.00% due 9/1/2013 (Port Facilities)	A-/A2	2,000,000	2,036,240
Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC) (ETM)	NR/A1	1,625,000	1,738,571
Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC)	A+/A1	2,375,000	2,536,262
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A2	2,820,000	3,218,015
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	560,630
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,164,990
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A2	3,500,000	4,146,520
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	480,250
[a] Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	591,320
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A2	2,800,000	3,365,068
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,196,170
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,884,449
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,408,960
Broward County School Board COP, 5.25% due 7/1/2015 (Insured: AGM)	AA-/Aa3	3,035,000	3,334,828
Broward County School Board COP, 5.00% due 7/1/2016 (Insured: AGM)	AA-/Aa3	1,495,000	1,678,018
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA-/Aa3	7,630,000	8,624,876
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA-/Aa3	3,715,000	4,199,399

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: Natl-Re/FGIC)	A/Aa3	$1,000,000	$1,142,500
Broward County School Board COP, 5.00% due 7/1/2021	A/Aa3	4,000,000	4,802,960
Broward County School Board COP, 5.00% due 7/1/2022	A/Aa3	4,580,000	5,508,366
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: Natl-Re)	BB/Baa2	2,660,000	2,664,788
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	A+/Aa3	2,195,000	2,534,435
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A/Aa3	3,360,000	3,958,483
City of Gainesville, 6.50% due 10/1/2013 (Utility Systems Capital Projects)	AA/Aa2	4,800,000	4,943,856
City of Gainesville, 0.15% due 10/1/2026 put 4/1/2013 (Utility Systems Capital Projects; SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	3,610,000	3,610,149
City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa2	1,000,000	1,178,460
City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa2	1,050,000	1,258,341
City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa2	500,000	605,295
City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa2	1,000,000	1,220,810
City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa2	1,105,000	1,360,056
City of Lakeland, 3.00% due 11/15/2013 (Lakeland Regional Health Systems)	NR/A2	1,000,000	1,016,450
City of Lakeland, 4.00% due 11/15/2014 (Lakeland Regional Health Systems)	NR/A2	1,000,000	1,047,890
City of Lakeland, 5.00% due 10/1/2016 (Energy System; Insured: AGM)	AA/A1	9,780,000	11,124,261
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/A1	7,105,000	8,280,664
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/A1	5,000,000	6,008,100
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,711,580
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/A1	1,695,000	2,052,086
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	A-/A2	1,970,000	2,270,780
City of North Miami, 5.00% due 4/1/2013 (Johnston & Wales University; Insured: Syncora)	NR/NR	1,530,000	1,530,459
[a] City of North Miami Beach, 5.00% due 8/1/2017 (North Miami Beach Water Project)	A+/NR	750,000	862,785
City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,368,461
City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,949,970
City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	928,340
City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,197,130
[a] City of Port St. Lucie, 5.00% due 9/1/2015 (Tesoro Special Assessment District; Insured: Natl-Re)	NR/A1	250,000	273,752
City of Port St. Lucie, 1.70% due 7/1/2016 (Tesoro Special Assessment District)	NR/Aa3	2,140,000	2,158,447
City of Port St. Lucie, 1.875% due 7/1/2017 (Tesoro Special Assessment District; Insured: AGM)	NR/Aa3	2,175,000	2,191,530
City of Port St. Lucie, 2.00% due 7/1/2018 (Tesoro Special Assessment District; Insured: AGM)	NR/Aa3	2,215,000	2,228,224
Collier County, 4.00% due 10/1/2014	AA/Aa2	1,410,000	1,487,860
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA+/Aa1	1,835,000	1,982,479
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: AGM)	AA-/A2	1,605,000	1,697,047
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AA-/A2	1,500,000	1,642,470
Florida Atlantic University Financing Corp., 5.00% due 7/1/2014 (Innovation Village Capital Improvements)	A/A1	1,950,000	2,064,114
Florida Atlantic University Financing Corp., 5.00% due 7/1/2015 (Innovation Village Capital Improvements)	A/A1	2,395,000	2,621,064
Florida Atlantic University Financing Corp., 5.00% due 7/1/2016 (Innovation Village Capital Improvements)	A/A1	2,275,000	2,558,943
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	4,005,435
Florida Higher Educational Facilities Financing Authority, 4.00% due 4/1/2013 (Nova Southeastern University)	BBB/Baa2	1,100,000	1,100,308
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2014 (Nova Southeastern University)	BBB/Baa2	2,365,000	2,453,829
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa2	2,350,000	2,510,669
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa2	2,345,000	2,566,298
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa2	1,325,000	1,501,013

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa2	$2,630,000	$3,004,407
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	BBB+/NR	1,225,000	1,399,268
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	BBB/Baa2	1,035,000	1,180,376
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa2	1,705,000	1,992,855
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	BBB/Baa2	1,030,000	1,185,880
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	BBB+/NR	620,000	719,367
Florida Hurricane Catastrophe Fund Finance Corp., 5.00% due 7/1/2014	AA-/Aa3	11,000,000	11,643,720
Florida State Board of Education GO, 5.00% due 6/1/2021 (Public Education Capital Outlay Projects)	AAA/Aa1	6,400,000	6,516,416
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,594,437
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,764,594
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	4,898,571
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,121,520
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	954,639
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	1,005,364
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,522,240
Florida State Housing Finance Corp., 1.625% due 1/1/2015 (Captiva Cove Apartments-Multi- Family Mtg; Insured: FNMA)	NR/Aaa	1,600,000	1,601,200
Florida Turnpike Authority, 5.00% due 7/1/2013 (Department of Transportation)	AA-/Aa3	4,875,000	4,935,011
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health System/Sunbelt Group)	AA-/Aa3	1,000,000	1,112,650
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	1,000,000	1,144,300
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	3,200,000	3,764,736
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System/Sunbelt Group)	AA-/Aa3	1,000,000	1,112,150
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	3,000,000	3,646,560
Highlands County HFA, 5.00% due 11/15/2035 pre-refunded 11/15/2015 (Adventist Health System/Sunbelt Group)	AA-/Aa3	1,225,000	1,369,317
Hillsborough County, 5.00% due 3/1/2015 (Water and Wastewater System Capital Improvements; Insured: Natl-Re/FGIC)	A+/A1	5,000,000	5,381,250
Hillsborough County, 5.00% due 11/1/2016 (Transportation Related Capital Improvements; Insured: AMBAC)	AA/A1	1,000,000	1,139,170
Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,976,599
Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	5,281,723
Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,588,539
Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,881,962
Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,772,236
Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,635,269
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa2	1,300,000	1,524,705
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	NR/A3	2,000,000	2,185,720
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	NR/A3	2,000,000	2,223,940
Hollywood Water & Sewer, 5.00% due 10/1/2014 (Insured: AGM)	NR/Aa2	1,300,000	1,331,031

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	$4,500,000	$4,953,465
JEA Electric System, 5.00% due 10/1/2014 (Insured: AGM)	AA-/Aa3	1,000,000	1,047,730
JEA Electric System, 5.00% due 10/1/2014	A+/Aa3	7,165,000	7,505,409
JEA Electric System, 4.00% due 10/1/2016	A+/Aa3	3,540,000	3,943,772
JEA Water & Sewer Systems, 3.50% due 10/1/2013	AA/Aa2	5,565,000	5,658,826
JEA Water & Sewer Systems, 5.00% due 10/1/2018	AA/Aa2	1,500,000	1,804,725
Kissimmee Utility Authority, 5.25% due 10/1/2015 (Electrical Systems; Insured: AGM)	NR/A1	2,235,000	2,291,814
Kissimmee Utility Authority, 5.25% due 10/1/2016 (Electrical Systems; Insured: AGM)	NR/A1	1,700,000	1,943,848
Lake County School Board COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,336,420
Lake County School Board COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,741,252
Manatee County, 5.00% due 10/1/2016 (County Capital Projects)	NR/Aa2	1,000,000	1,148,760
Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,878,320
Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,434,368
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	NR/A3	1,000,000	1,087,780
Miami Beach GO, 4.00% due 9/1/2019	AA-/Aa2	2,745,000	3,138,496
Miami Beach GO, 5.00% due 9/1/2020	AA-/Aa2	3,720,000	4,522,516
Miami Beach GO, 4.00% due 9/1/2021	AA-/Aa2	1,015,000	1,164,286
Miami Beach GO, 5.00% due 9/1/2022	AA-/Aa2	1,000,000	1,205,960
Miami Dade County, 0% due 10/1/2016 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	3,535,000	3,310,598
Miami-Dade County, 5.00% due 10/1/2014 (Water and Sewer System; Insured: BHAC)	AA+/Aa1	1,070,000	1,144,023
Miami-Dade County, 0% due 10/1/2015 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	3,845,000	3,697,275
Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	2,435,000	2,207,449
Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	5,385,000	4,710,313
Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	2,170,000	1,810,192
Miami-Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,365,490
Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Insured: AGM)	AA-/A2	7,530,000	9,021,392
Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA-/Aa2	5,040,000	6,051,427
Miami-Dade County School Board COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	A/A1	1,000,000	1,048,970
Miami-Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,102,700
Miami-Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	A/A1	4,065,000	4,548,207
Miami-Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,132,750
Miami-Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016	A/A1	6,000,000	6,717,900
Miami-Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AA-/Aa3	5,000,000	5,546,600
Orange County HFA, 5.00% due 10/1/2013 (Orlando Health, Inc.)	A/A2	1,100,000	1,125,586
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health, Inc.)	A/A2	2,790,000	2,962,255
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	A/A2	2,310,000	2,534,209
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A2	1,980,000	2,289,613
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A2	6,050,000	7,307,069
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	A/A2	1,870,000	2,298,043
Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A2	4,150,000	4,864,422
Orlando & Orange County Expressway Authority, 5.00% due 7/1/2013 (Insured: AMBAC) (ETM)	A/A2	5,845,000	5,916,309
Orlando & Orange County Expressway Authority, 8.25% due 7/1/2016 (Insured: Natl-Re/ IBC/FGIC)	NR/A2	3,000,000	3,687,000
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Master Lease Purchase Agreement)	NR/Aa3	800,000	944,872
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Master Lease Purchase Agreement)	NR/Aa3	940,000	1,062,971
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Master Lease Purchase Agreement)	NR/Aa3	1,090,000	1,304,076
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Master Lease Purchase Agreement)	NR/Aa3	3,835,000	4,311,690

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Master Lease Purchase Agreement)	NR/Aa3	$1,660,000	$1,997,329
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016 (Master Lease Purchase Agreement)	NR/Aa3	1,300,000	1,473,680
Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,100,000	3,561,001
Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,125,000	3,316,281
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	11,772,400
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,125,000	4,856,115
School District of Polk County, 5.00% due 10/1/2013 (Educational Facilities; Insured: Natl-Re)	A/Baa2	2,000,000	2,041,600
South Broward Hospital District, 5.00% due 5/1/2020 (Insured: Natl-Re)	AA-/Aa3	7,260,000	8,042,628
South Florida Water Management District COP, 5.00% due 10/1/2015 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	1,000,000	1,099,230
South Florida Water Management District COP, 5.00% due 10/1/2023 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	500,000	571,870
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa2	4,605,000	5,240,168
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa2	4,610,000	5,390,381
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,450,000	1,482,712
St. Petersburg HFA, 5.50% due 11/15/2015 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,995,000	2,003,638
St. Petersburg HFA, 5.50% due 11/15/2016 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,980,000	1,988,573
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Insured: AGM)	AA-/Aa3	5,000,000	5,995,900
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa2	5,615,000	6,631,764
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa2	2,890,000	3,479,647
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa2	3,000,000	3,663,330
Tampa Baycare Health Systems, 5.00% due 11/15/2016	NR/Aa2	2,855,000	3,254,900
Tampa Baycare Health Systems, 5.00% due 11/15/2017	NR/Aa2	1,215,000	1,422,814
Tampa Sports Authority, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	NR/Baa2	805,000	832,120
University of Central Florida Athletics Association, Inc. COP, 5.00% due 10/1/2016 (Insured: Natl-Re/FGIC)	NR/NR	1,640,000	1,753,619
Volusia County Educational Facility Authority, 4.00% due 10/15/2013 (Embry-Riddle; Insured: AGM)	AA-/A2	675,000	685,975
Volusia County Educational Facility Authority, 5.00% due 10/15/2016 (Embry-Riddle; Insured: AGM)	AA-/A2	2,320,000	2,578,634
Volusia County Educational Facility Authority, 4.00% due 10/15/2017 (Embry-Riddle; Insured: AGM)	AA-/A2	1,030,000	1,117,612
Volusia County Educational Facility Authority, 5.00% due 10/15/2018 (Embry-Riddle; Insured: AGM)	AA-/A2	2,075,000	2,368,094
Volusia County Educational Facility Authority, 5.00% due 10/15/2019 (Embry-Riddle; Insured: AGM)	AA-/A2	2,350,000	2,702,006

GEORGIA — 1.97%
City of Atlanta, 5.50% due 11/1/2014 (Water & Wastewater; Insured: Natl-Re/FGIC)	A/A1	3,000,000	3,236,250
City of Atlanta, 5.50% due 11/1/2015 (Water & Wastewater; Insured: Natl-Re/FGIC)	A/A1	4,000,000	4,490,560
City of Atlanta, 5.00% due 1/1/2016 (Hartsfield-Jackson Atlanta International Airport Passenger Facility)	NR/A1	1,495,000	1,675,551
City of Atlanta, 5.00% due 11/1/2016 (Water & Wastewater; Insured: AGM)	AA-/A1	3,215,000	3,675,870
City of Atlanta, 5.50% due 11/1/2016 (Water & Wastewater; Insured: Natl-Re/FGIC)	A/A1	8,215,000	9,546,898
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station; Insured: AGM)	AA-/A3	3,850,000	4,312,886
City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater; Insured: AGM)	AA-/A1	4,745,000	5,559,954
City of Atlanta, 5.00% due 1/1/2018 (Airport Passenger Facility)	NR/A1	2,100,000	2,473,296
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	3,145,000	3,765,351
[a] City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater)	A/A1	5,650,000	7,148,775
City of Atlanta, 5.00% due 1/1/2020 (Airport Passenger Facility)	NR/A1	6,000,000	7,254,660

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	$5,000,000	$6,114,300
City of Atlanta, 5.00% due 1/1/2021 (Airport Passenger Facility)	NR/A1	7,000,000	8,360,240
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	3,525,000	4,404,558
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	2,300,000	2,756,366
Fulton County Facilities COP, 5.00% due 11/1/2017	AA-/Aa3	8,400,000	9,732,492
Fulton County Facilities COP, 5.00% due 11/1/2019	AA-/Aa3	6,600,000	7,864,560
Georgia Municipal Electric Authority, 6.50% due 1/1/2017	A+/A1	1,415,000	1,568,032
Georgia Municipal Gas Authority, 5.00% due 4/1/2014 (Gas Portfolio III)	AA-/A1	3,000,000	3,130,620
Gwinnett County School District GO, 4.00% due 10/1/2015 (Educational Capital Building Program)	AAA/Aaa	10,000,000	10,904,200
Lagrange Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	2,500,000	2,733,800
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A/A2	3,000,000	3,116,700
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A-/Baa2	3,845,000	4,003,760
Main Street Natural Gas, Inc., 5.00% due 3/15/2015 (Georgia Gas)	A-/Baa2	2,000,000	2,152,580
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/Baa2	5,000,000	5,637,650
Milledgeville & Baldwin County Development Authority, 5.625% due 9/1/2030 pre-refunded 9/1/2014 (Georgia College & State University Foundation Property III, LLC)	AA+/NR	1,050,000	1,139,996
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	NR/A1	2,310,000	2,573,848
Valdosta & Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,801,725

GUAM — 0.35%
Government of Guam, 5.25% due 12/1/2016	BBB+/NR	5,610,000	6,180,874
Government of Guam, 5.25% due 12/1/2017	BBB+/NR	2,000,000	2,224,820
Government of Guam, 5.50% due 12/1/2018	BBB+/NR	3,000,000	3,400,770
Government of Guam, 5.50% due 12/1/2019	BBB+/NR	2,000,000	2,268,240
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA-/A2	1,000,000	1,191,980
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA-/A2	1,500,000	1,800,930
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA-/A2	5,015,000	6,079,634

HAWAII — 1.29%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvement Projects)	NR/Aa1	3,620,000	4,449,595
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvement Projects)	NR/Aa1	8,265,000	10,283,561
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvement Projects)	NR/Aa1	2,770,000	3,475,879
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	1,750,000	2,204,370
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	6,695,000	8,433,290
County of Hawaii GO, 4.00% due 9/1/2014 (County Capital Improvement Projects)	AA-/Aa2	1,475,000	1,552,246
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	NR/A3	315,000	316,395
State of Hawaii GO, 5.25% due 9/1/2013 (Hawaiian Home Lands Settlement; Insured: Natl-Re)	AA/Aa2	1,000,000	1,021,480
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA/Aa2	12,000,000	14,266,440
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA/Aa2	20,000,000	24,246,400
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,693,000
State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA/Aa2	2,500,000	3,108,075
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,754,650
State of Hawaii GO, 5.00% due 12/1/2022 (Hawaiian Home Lands Settlement)	AA/Aa2	4,000,000	4,969,240

IDAHO — 0.28%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	860,000	881,534
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,499,203
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	13,900,000	16,257,301

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ILLINOIS — 6.62%
Board of Education of the City of Chicago GO, 0.15% due 3/1/2036 put 4/1/2013 (Capital Improvement Program; LOC: JPMorgan Chase Bank) (State Aid Withholding) (daily demand notes)	AAA/Aa1	$33,010,000	$33,010,043
Bolingbrook GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/Aa3	1,500,000	1,386,090
Bolingbrook GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Aa3	2,000,000	1,749,380
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: AGM)	AA-/A2	8,460,000	9,323,851
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: AGM)	AA-/A2	2,000,000	2,280,720
Chicago Illinois Board of Education GO, 5.00% due 12/1/2018	A+/A2	3,000,000	3,524,280
Chicago Illinois Board of Education GO, 5.00% due 12/1/2019	A+/A2	2,000,000	2,366,120
Chicago Illinois Board of Education GO, 0% due 12/1/2020 (Insured: BHAC/FGIC)	AA+/Aa1	12,000,000	9,894,960
Chicago Illinois Board of Education GO, 5.00% due 12/1/2020	A+/A2	2,500,000	2,965,400
Chicago Illinois Park District GO, 5.00% due 1/1/2018 (Personal Property Replacement)	AA+/Aa2	1,150,000	1,342,798
Chicago Illinois Public Building Commerce Building, 5.25% due 12/1/2013 (Insured: Natl-Re/ FGIC)	NR/A2	3,000,000	3,095,880
Chicago Illinois Transit Authority Capital Grant, 5.25% due 6/1/2017 (Federal Transit Administration)	A/A2	3,000,000	3,443,610
Chicago Illinois Transit Authority Capital Grant, 5.50% due 6/1/2018 (Federal Transit Administration)	A/A2	2,500,000	2,950,175
City of Chicago, 5.00% due 11/1/2015 (Water System Extensions & Improvements; Insured: AGM)	AA-/Aa3	1,050,000	1,170,530
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	A+/Aa3	1,475,000	1,666,160
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,250,000	1,470,588
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	5,000,000	5,195,800
City of Chicago, 0.17% due 1/1/2034 put 4/1/2013 (Liquidity Facility; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa3	8,015,000	8,015,000
City of Chicago Board of Education GO, 6.25% due 1/1/2015 (Insured: Natl-Re)	NR/A2	900,000	949,401
City of Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re/FGIC)	A+/A2	4,100,000	4,780,067
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	A+/A2	1,000,000	1,174,760
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA-/A2	2,560,000	2,570,803
City of Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re/FGIC)	A+/Aa3	2,670,000	2,594,679
City of Chicago GO, 5.44% due 1/1/2018 (Transportation Infrastructure Capital Projects; Insured: Natl-Re)	A+/Aa3	3,050,000	3,415,969
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA-/A2	1,000,000	1,105,570
[a] City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA-/A2	785,000	864,575
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA-/A2	1,640,000	1,801,425
City of Quincy, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,058,740
City of Quincy, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,750,000	1,952,002
City of Rolling Meadows GO, 4.125% due 1/1/2020 pre-refunded 1/1/2014 (Insured: Natl-Re)	NR/A1	100,000	102,926
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,260,099
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,171,380
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,463,573
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,172,640
Community College District No. 514 GO, 4.25% due 12/1/2015 (Illinois Central College)	AA+/Aa2	2,360,000	2,578,796

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	$1,325,000	$1,587,668
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,658,976
Community Consolidated School District No. 146 GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,500,000	3,061,300
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re)	NR/Baa2	1,185,000	1,082,569
Community Consolidated School District No. 93 GO, 2.00% due 1/1/2017 (Village of Carol Stream)	AA+/NR	370,000	384,726
Community High School District No. 127 GO, 9.00% due 2/1/2014 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,925,000	2,061,059
Community High School District No. 127 GO, 9.00% due 2/1/2015 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,610,000	1,852,128
Community High School District No. 127 GO, 9.00% due 2/1/2016 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,890,000	2,318,104
Community High School District No. 127 GO, 9.00% due 2/1/2017 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	2,025,000	2,632,216
Community High School District No. 228, 5.00% due 12/15/2013 (Cook County-Bremen; Insured: AGM)	AA-/NR	6,875,000	7,077,675
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA-/Aa3	1,000,000	1,162,600
Community Unit School District No. 300 GO, 0% due 12/1/2021 (Kane, McHenry Cook & DeKalb Counties; Insured: AMBAC)	NR/Aa3	2,000,000	1,571,340
Community Unit School District No. 302 GO, 0% due 2/1/2021 (Kane & DeKalb Counties; Insured: Natl-Re/FGIC)	NR/Aa3	3,165,000	2,544,945
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County)	AA-/Aa2	6,140,000	4,835,250
County of Cook GO, 6.25% due 11/15/2013 (Capital Improvement Projects; Insured: Natl-Re) (ETM)	AA/Aa3	3,995,000	4,147,090
County of Cook GO, 5.00% due 11/15/2015 (Capital Improvement Projects; Insured: Natl-Re)	AA/Aa3	2,000,000	2,219,380
County of Cook GO, 5.00% due 11/15/2019 (Capital Equipment Project Fund)	AA/Aa3	3,690,000	4,452,760
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA/Aa3	925,000	1,048,367
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Projects)	AA/Aa3	3,590,000	4,253,396
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/Aa3	2,000,000	2,421,200
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA/Aa3	2,000,000	2,256,040
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Projects)	AA/Aa3	5,000,000	6,062,500
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/Aa3	2,105,000	2,552,312
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA/Aa3	1,000,000	1,126,100
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA/Aa3	1,500,000	1,819,590
County of Cook GO, 5.00% due 11/15/2022 pre-refunded 5/15/2014 (Capital Improvement Plan; Insured: AMBAC)	NR/Aa3	480,000	510,538
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan; Insured: AMBAC)	AA/Aa3	1,020,000	1,082,954
County of Winnebago GO, 3.00% due 12/30/2015 (Public Safety)	NR/Aa2	1,035,000	1,093,436
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA/Aa2	1,500,000	1,822,680
Forest Preserve District of Kane County GO, 4.00% due 12/15/2013	AA+/NR	1,740,000	1,787,171
Forest Preserve District of Kane County GO, 5.00% due 12/15/2015 (Insured: Natl-Re/FGIC)	AA+/NR	2,780,000	3,099,561
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A+/A1	3,030,000	3,390,055
Illinois Educational Facilities, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,355,770
Illinois Educational Facilities, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	4,021,535
Illinois Educational Facilities, 3.40% due 11/1/2036 put 11/1/2017 (Medical Terminal Field Museum)	A/NR	1,300,000	1,387,295
Illinois Educational Facilities, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum)	A/A2	3,100,000	3,159,613
Illinois Finance Authority, 5.00% due 2/15/2014 (Alexian Brothers Health Systems)	NR/A2	3,000,000	3,089,730
Illinois Finance Authority, 5.00% due 5/1/2014 (Student Housing)	NR/Baa3	3,895,000	4,040,712

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Illinois Finance Authority, 5.00% due 11/1/2014 (Central DuPage Health)	AA/NR	$5,000,000	$5,357,650
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,212,070
Illinois Finance Authority, 5.00% due 10/1/2015 (DePaul University)	NR/A2	1,000,000	1,097,090
Illinois Finance Authority, 5.00% due 11/1/2015 (Central DuPage Health)	AA/NR	5,000,000	5,555,300
Illinois Finance Authority, 5.25% due 12/1/2015 (Columbia College)	BBB+/NR	1,620,000	1,752,014
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,408,338
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College)	BBB+/NR	1,710,000	1,876,058
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	A/A2	1,000,000	1,140,780
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College)	BBB+/NR	1,395,000	1,552,816
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,225,070
Illinois Finance Authority, 5.25% due 5/1/2019 (Educational Advancement Fund, Inc.)	NR/Baa3	4,675,000	5,149,419
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,315,000	1,556,500
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA/Aa2	1,000,000	1,139,980
Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas Light & Coke Co.)	A/A1	9,500,000	9,912,680
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/A1	2,550,000	2,811,451
Illinois Finance Authority, 3.00% due 7/1/2042 put 5/6/2014 (Prairie Power; Insured: National Rural Utilities Cooperative)	A/NR	17,150,000	17,476,879
Illinois Toll Highway Authority, 5.50% due 1/1/2014 (Insured: AGM)	AA-/Aa3	17,190,000	17,857,144
Illinois Toll Highway Authority, 5.50% due 1/1/2015 (Insured: AGM)	AA-/Aa3	5,000,000	5,446,300
Metropolitan Pier & Exposition Authority, 0% due 6/15/2013 pre-refunded 10/18/2010 (McCormick Place Expansion; Insured: Natl-Re) (ETM)	NR/A3	485,000	484,704
Metropolitan Pier & Exposition Authority, 0% due 6/15/2013 (McCormick Place Expansion; Insured: Natl-Re)	AAA/A3	560,000	559,356
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re/FGIC) (ETM)	NR/NR	3,475,000	3,397,612
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re/FGIC)	NR/A3	8,245,000	7,927,403
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	AAA/NR	4,000,000	4,890,840
Metropolitan Water Reclamation District of Greater Chicago GO, 4.00% due 12/1/2014 (Capital Improvements)	AAA/Aaa	2,500,000	2,653,600
Northern Illinois University, 4.00% due 4/1/2013 (Auxiliary Facilities; Insured: AGM)	NR/A2	1,000,000	1,000,240
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	25,860,120
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	8,018,638
Regional Transportation Authority GO, 6.25% due 7/1/2014 (Insured: Natl-Re)	AA/Aa3	3,500,000	3,753,260
Sangamon County Community Unit School District No. 5, 5.00% due 1/1/2015 (Insured: AGM)	AA/NR	2,210,000	2,379,816
School District No. 112 GO, 4.00% due 1/1/2014 (Lake County-North Shore)	AAA/NR	1,145,000	1,173,247
School District No. 122 GO, 0% due 1/1/2016 (Winnebago County-Harlem-Loves Park; Insured: AGM)	NR/A2	2,000,000	1,943,580
School District No. 97 GO, 9.00% due 12/1/2013 (Village of Oak Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,250,000	2,373,187
School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re/FGIC)	NR/Aa2	4,000,000	5,534,640
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB-/Baa3	1,190,000	1,281,809
St. Charles Community Unit School District No. 303 GO, 5.00% due 1/1/2014 (City of St. Charles & Village of Valley View; Insured: AGM)	NR/Aa2	6,750,000	6,990,637
State of Illinois, 3.50% due 6/15/2013 (Build Illinois Bonds)	AAA/A2	6,455,000	6,501,218
State of Illinois, 3.50% due 6/15/2014 (Build Illinois Bonds)	AAA/A2	6,455,000	6,710,618
State of Illinois, 5.125% due 6/15/2015 pre-refunded 6/15/2013 (Build Illinois Bonds)	AAA/A1	5,000,000	5,050,800
State of Illinois, 5.00% due 6/15/2016 (Build Illinois Bonds)	AAA/NR	3,500,000	3,991,855
State of Illinois, 5.50% due 6/15/2016 (Build Illinois Bonds)	AAA/A2	2,020,000	2,028,747
[a] Town of Cicero Cook County GO, 5.25% due 1/1/2019 (Economic Redevelopment; Insured: Syncora)	NR/NR	6,140,000	6,413,291
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Economic Redevelopment)	A+/NR	1,070,000	1,218,655
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA-/Aa2	2,000,000	2,285,920

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Village of Broadview, 5.375% due 7/1/2015	NR/NR	$3,400,000	$3,403,978
Village of Downers Grove GO, 3.00% due 1/1/2017	AA+/NR	970,000	1,039,142
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	NR/Baa2	1,190,000	1,204,173
Will County Valley View Community Unit School District No. 210 GO, 5.00% due 1/1/2015 (Insured: Natl-Re/FGIC)	NR/Aa2	1,000,000	1,078,860
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	3,019,790

INDIANA — 4.21%
Allen County Jail Building Corp., 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa2	1,000,000	1,055,590
Allen County Jail Building Corp., 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	1,480,000	1,629,584
Allen County Jail Building Corp., 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,693,842
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	1,000,000	1,093,410
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	A/NR	2,500,000	2,884,200
Board of Trustees for the Vincennes University, 3.00% due 6/1/2014	NR/Aa3	1,000,000	1,023,440
Board of Trustees for the Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,041,350
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,120,470
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,207,880
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2013 (Insured: AGM) (State Aid Withholding)	AA+/A2	1,000,000	1,013,580
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Insured: AGM) (State Aid Withholding)	AA+/NR	3,430,000	3,775,195
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: AGM) (State Aid Withholding)	AA+/A2	1,250,000	1,378,088
Carmel Redevelopment Authority, 3.00% due 8/1/2013 (Economic Development)	AA+/NR	915,000	922,567
Carmel Redevelopment Authority, 3.00% due 2/1/2014 (Economic Development)	AA+/NR	965,000	983,779
[a] Carmel Redevelopment Authority, 3.00% due 8/1/2014 (Economic Development)	AA+/NR	915,000	942,834
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa1	1,575,000	1,557,801
Carmel Redevelopment Authority, 4.00% due 2/1/2015 (Economic Development)	AA+/NR	990,000	1,046,519
Carmel Redevelopment Authority, 4.00% due 8/1/2015 (Economic Development)	AA+/NR	975,000	1,044,586
Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Economic Development)	AA+/NR	2,405,000	2,890,786
Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Economic Development)	AA+/NR	2,510,000	3,034,916
Carmel Redevelopment District COP, 5.75% due 7/15/2022	NR/NR	4,300,000	4,614,760
City of Fort Wayne, 4.25% due 8/1/2013 (Sewer Works Improvements)	NR/Aa3	1,715,000	1,738,118
City of Fort Wayne, 4.25% due 8/1/2014 (Sewer Works Improvements)	NR/Aa3	1,745,000	1,835,478
City of Fort Wayne, 2.00% due 12/1/2014 (Waterworks Utility Improvements)	NR/Aa3	925,000	949,180
City of Fort Wayne, 4.25% due 8/1/2015 (Sewer Works Improvements)	NR/Aa3	1,780,000	1,930,713
City of Fort Wayne, 2.00% due 12/1/2015 (Waterworks Utility Improvements)	NR/Aa3	1,145,000	1,185,888
City of Fort Wayne, 2.00% due 12/1/2016 (Waterworks Utility Improvements)	NR/Aa3	1,160,000	1,202,560
City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,217,112
City of Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co. Project)	BBB/Baa2	1,000,000	1,061,920
City of Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co. Project)	BBB/Baa2	4,100,000	4,353,872
City of Whiting, 5.00% due 1/1/2016 (BP Products North America, Inc.)	A/A2	5,375,000	5,975,549
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,064,020
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,451,941
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,137,710
Crown Point Multi-School Building Corp., 0% due 1/15/2016 (Crown Point Community School Corp.; Insured: Natl-Re) (State Aid Withholding)	A/Baa2	5,685,000	5,550,493
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2014 (Insured: AMBAC)	A+/NR	1,000,000	1,040,990
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2015 (Insured: AMBAC)	A+/NR	1,000,000	1,072,730
Fort Wayne Community Schools GO, 1.00% due 7/15/2013 (Renewal/Restoration & Safety Project) (State Aid Withholding)	AA+/NR	2,200,000	2,204,026

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Fort Wayne Community Schools GO, 1.00% due 1/15/2014 (Renewal/Restoration & Safety Project) (State Aid Withholding)	AA+/NR	$1,700,000	$1,707,803
Fort Wayne Community Schools GO, 1.00% due 7/15/2014 (Renewal/Restoration & Safety Project) (State Aid Withholding)	AA+/NR	1,600,000	1,611,424
Fort Wayne Community Schools GO, 1.00% due 1/15/2015 (Renewal/Restoration & Safety Project) (State Aid Withholding)	AA+/NR	1,500,000	1,513,830
Hammond Multi-School Building Corp., 5.00% due 1/15/2014 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,000,000	1,036,870
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/A2	1,545,000	1,752,154
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A2	5,000,000	5,688,950
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,562,587
Indiana Finance Authority, 5.00% due 11/1/2014 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,000,000	1,071,530
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,629,420
Indiana Finance Authority, 4.90% due 1/1/2016 (Indiana Power & Light Co.)	BBB+/A3	11,650,000	12,699,548
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,484,191
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,170,451
Indiana Finance Authority, 5.00% due 9/15/2016 (Marian University Health Sciences)	BBB-/NR	1,500,000	1,590,375
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,146,270
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,690,000	1,805,427
Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,620,000	2,950,880
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,204,630
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/NR	2,150,000	2,618,743
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,924,304
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,489,575
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	3,283,252
Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	1,385,000	1,653,718
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,339,675
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	A+/A1	5,000,000	5,984,750
Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	1,015,875
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,406,550
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	A+/A1	9,880,000	11,758,188
Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,662,785
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	2,320,000	2,478,294
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	A+/A1	3,240,000	3,780,983
Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,454,512
Indiana Finance Authority, 0.15% due 2/1/2035 put 4/1/2013 (Lucas Oil Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	600,000	600,045
Indiana Finance Authority, 0.15% due 2/1/2037 put 4/1/2013 (Lucas Oil Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	43,725,000	43,725,435
Indiana Finance Authority, 0.15% due 2/1/2037 put 4/1/2013 (Lucas Oil Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	9,100,000	9,100,000
Indiana Health Facility Financing Authority, 5.50% due 11/15/2015 (Ascension Health)	AA+/Aa1	510,000	517,293
Indiana Health Facility Financing Authority, 5.50% due 11/15/2016 (Ascension Health)	AA+/Aa1	1,385,000	1,404,805
Indiana Health Facility Financing Authority, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa2	7,100,000	8,227,409
Indiana Multi-School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/Baa2	5,000,000	5,661,150
Indianapolis Local Public Improvement Bond Bank, 6.75% due 2/1/2014 (Circle Centre)	AA/NR	365,000	384,206
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,073,720
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,093,450
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Insured: Natl-Re/FGIC)	AA+/Aa1	1,030,000	1,129,179
Indianapolis Multi-School Building Corp. First Mtg, 5.50% due 7/15/2015 (Insured: Natl-Re)	AA/Baa2	1,690,000	1,872,959
Ivy Tech Community College, 4.00% due 7/1/2013	AA-/NR	1,000,000	1,008,380

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ivy Tech Community College, 4.00% due 7/1/2014	AA-/NR	$1,500,000	$1,559,775
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re/FGIC) (State Aid Withholding)	NR/NR	1,295,000	1,058,067
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/Aa2	1,000,000	1,121,390
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/Aa2	1,680,000	1,991,405
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/Aa2	1,345,000	1,503,791
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/Aa2	1,170,000	1,380,974
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/Aa2	1,250,000	1,393,775
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/Aa2	1,250,000	1,489,000
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/Aa2	1,455,000	1,633,194
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/Aa2	1,000,000	1,220,130
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,200,000	1,258,260
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,250,000	1,364,875
Metropolitan School District of Pike Township GO, 3.00% due 1/15/2017 (College Park Ancillary Rooms) (State Aid Withholding)	AA+/NR	2,115,000	2,283,396
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2013 (Insured: Natl-Re) (State Aid Withholding) (ETM)	NR/Baa2	825,000	836,575
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2013 (Insured: Natl-Re) (State Aid Withholding)	A/Baa2	230,000	232,960
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding) (ETM)	NR/Baa2	870,000	922,513
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding)	A/Baa2	265,000	279,570
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	NR/Baa2	870,000	960,906
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	A/Baa2	270,000	294,856
MSD of Warren Township Vision 2005 School Building Corp., 5.00% due 7/10/2015 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	2,895,000	3,128,047
Noblesville Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re/FGIC) (State Aid WIthholding)	AA+/NR	1,760,000	1,898,371
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	AA-/NR	1,660,000	1,875,667
Perry Township Multischool Building Corp., 5.00% due 7/10/2014 (Educational Facilities; Insured: AGM) (State Aid Withholding)	NR/Aa2	2,130,000	2,252,965
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,122,930
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,072,840
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,135,410
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,520,164
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,210,260

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Pike Township Multi-School Building Corp., 4.00% due 1/15/2017 (Metropolitan School District of Pike Township) (State Aid Withholding)	AA+/NR	$1,080,000	$1,205,766
Plainfield Community High School Building Corp., 5.00% due 1/15/2015 (Insured: Natl-Re/FGIC)	AA+/NR	1,445,000	1,552,436
South Bend Community School Building Corp., 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,000,000	1,009,340
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,785,000	2,032,276
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: Natl-Re)	AA+/Baa2	1,335,000	1,387,199

IOWA — 0.44%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA-/A2	3,870,000	4,359,129
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA-/A2	3,990,000	4,523,383
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA-/A2	4,125,000	4,611,173
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA-/A2	2,140,000	2,359,949
Iowa Finance Authority, 5.00% due 2/15/2014 (Iowa Health System; Insured: AGM)	NR/Aa3	2,500,000	2,596,450
Iowa Finance Authority, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,300,000	2,477,445
Iowa Finance Authority, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,779,712
Iowa Finance Authority, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,694,655
Iowa Finance Authority, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,831,008
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,148,588
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,646,337

KANSAS — 0.53%
City of Topeka GO, 4.00% due 8/15/2013	NR/Aa2	1,850,000	1,876,695
City of Wichita GO, 0.30% due 8/15/2013 (Norris Training Systems)	SP-1+/Mig1	26,900,000	26,902,959
Kansas Development Finance Authority, 5.00% due 11/1/2015	AA/Aa2	2,605,000	2,896,161
Kansas Development Finance Authority, 5.00% due 5/1/2018 (University of Kansas Housing System Project; Insured: AMBAC)	AA-/Aa3	1,400,000	1,525,202
Leavenworth County GO, 3.00% due 3/1/2014 (KTA and KDOT Loans)	AA-/NR	1,000,000	1,023,860
Leavenworth County GO, 4.00% due 3/1/2015 (KTA and KDOT Loans)	AA-/NR	1,040,000	1,107,777

KENTUCKY — 0.54%
Jefferson County School District Finance Corp., 5.25% due 1/1/2016 (Insured: AGM)	AA-/Aa2	2,145,000	2,413,662
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	NR/Baa2	5,000,000	4,152,250
Kentucky Economic DFA, 0% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	NR/Baa2	9,000,000	7,144,920
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	NR/Baa2	2,885,000	2,158,326
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	NR/Baa2	4,195,000	2,804,735
Kentucky Economic DFA, 5.00% due 5/1/2039 put 11/11/2014 (Catholic Health Initiatives)	AA-/Aa3	5,000,000	5,348,500
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: AGM)	AA-/A2	2,955,000	3,177,925
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2014 (Eastern State Hospital)	A+/Aa3	1,000,000	1,054,080
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A+/Aa3	6,165,000	7,473,028

LOUISIANA — 2.89%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA-/Aa3	2,020,000	2,309,203
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA-/Aa3	2,240,000	2,662,710
City of Lafayette, 4.00% due 11/1/2016 (Utilities System Improvements)	A+/A1	1,395,000	1,553,151
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	A+/A1	1,000,000	1,208,760

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Monroe, 5.00% due 3/1/2017 pre-refunded 3/1/2015 (Garrett Road Economic Development; Insured: Radian)	NR/NR	$1,505,000	$1,602,945
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	BBB/A3	3,080,000	3,635,201
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	BBB/A3	3,000,000	3,551,520
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	BBB/A3	5,700,000	6,747,375
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,186,692
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,682,721
East Baton Rouge Sewer Commission, 5.00% due 2/1/2014 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,038,700
East Baton Rouge Sewer Commission, 5.00% due 2/1/2018 (Wastewater System Improvements; Insured: AGM)	AA-/Aa3	3,000,000	3,357,960
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2013 (Convention Center; Insured: AMBAC)	BBB/NR	2,075,000	2,100,004
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A2	1,000,000	1,190,680
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A2	780,000	927,849
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A2	1,000,000	1,183,980
Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA-/A2	2,000,000	2,384,340
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/A3	10,265,000	11,092,667
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2013 (Community and Technical Colleges Facilities and SIS System; Insured: AGM)	AA-/A1	1,500,000	1,525,590
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2014 (Community and Technical Colleges Facilities and SIS System; Insured: AGM)	AA-/A1	1,500,000	1,573,680
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,069,990
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,099,900
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2016 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,083,170
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,419,558
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,096,670
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,142,140
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,133,130
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	2,655,000	3,015,230
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,135,510
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,310,000	1,485,357
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,200,000	1,440,180
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Loop LLC Project)	NR/NR	22,000,000	25,292,520
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Loop LLC Project)	A-/NR	5,000,000	5,082,850
Louisiana Public Facilities Authority, 5.00% due 8/1/2013 (Department of Public Safety; Insured: AGM)	AA-/A2	2,500,000	2,537,400
Louisiana Public Facilities Authority, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,041,380

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Louisiana Public Facilities Authority, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	$1,825,000	$1,960,525
Louisiana Public Facilities Authority, 5.75% due 7/1/2015 (Franciscan Missionaries of Our Lady Health System; Insured: AGM)	AA-/A2	1,325,000	1,459,527
Louisiana Public Facilities Authority, 2.875% due 11/1/2015 (Entergy Gulf States)	A-/A3	2,500,000	2,584,125
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,101,010
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,162,388
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	2,000,000	2,233,820
Louisiana State Office Facilities Corp., 3.75% due 3/1/2015 (State Capitol)	AA-/Aa3	5,000,000	5,283,650
Louisiana State Office Facilities Corp., 5.00% due 5/1/2015 (State Capitol)	NR/Aa3	2,830,000	3,076,663
Louisiana State Office Facilities Corp., 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,121,920
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,940,375
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	4,595,000	5,421,227
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	2,400,000	2,467,248
New Orleans Audubon Commission GO, 5.00% due 10/1/2016 (Aquarium Tax)	A/NR	2,380,000	2,656,461
New Orleans Audubon Commission GO, 4.00% due 10/1/2018 (Aquarium Tax; Insured: AGM)	AA-/NR	1,110,000	1,223,842
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,000,000	15,326,920
Parishwide School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA-/Aa3	4,500,000	5,060,115
Parishwide School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA-/Aa3	4,800,000	5,603,952
Parishwide School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA-/Aa3	3,840,000	4,560,038
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,147,298
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	1,115,000	1,247,663
Regional Transit Authority, 0% due 12/1/2015 (Streetcar Rail Lines; Insured: Natl-Re/FGIC)	NR/NR	3,670,000	3,300,321
Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA-/Aa3	755,000	882,452
Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA-/Aa3	1,000,000	1,203,320
Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA-/Aa3	1,000,000	1,194,450
Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA-/Aa3	1,110,000	1,307,835
St. Tammany Parish, 5.00% due 6/1/2017 (Insured: CIFG)	A+/NR	1,405,000	1,572,715
State of Louisiana GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	4,000,000	4,412,840
Terrebonne Parish Hospital Service District, 4.00% due 4/1/2014 (General Medical Center)	A+/A2	800,000	823,496
Terrebonne Parish Hospital Service District, 4.00% due 4/1/2015 (General Medical Center)	A+/A2	575,000	606,205
Terrebonne Parish Hospital Service District, 4.00% due 4/1/2017 (General Medical Center)	A+/A2	1,000,000	1,090,300
Terrebonne Parish Hospital Service District, 5.00% due 4/1/2018 (General Medical Center)	A+/A2	1,000,000	1,151,560
Terrebonne Parish Hospital Service District, 5.00% due 4/1/2019 (General Medical Center)	A+/A2	1,810,000	2,105,953
Terrebonne Parish Hospital Service District, 5.00% due 4/1/2021 (General Medical Center)	A+/A2	2,320,000	2,683,474

MAINE — 0.14%
Maine Finance Authority, 3.80% due 11/1/2015 (Waste Management, Inc.)	BBB/NR	3,440,000	3,712,930
Maine Health & Higher Educational Facilities Authority, 5.00% due 7/1/2035 pre-refunded 7/1/2015 (Bowdoin College) (State Aid Withholding)	NR/Aa3	5,175,000	5,703,419

MARYLAND — 0.71%
County Commissioners of Worcester County GO, 4.00% due 8/1/2014 (Consolidated Public Improvements)	AA/Aa2	1,085,000	1,138,935
Howard County GO, 5.00% due 8/15/2015 (Consolidated Public Improvements)	AAA/Aaa	6,000,000	6,653,700
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,862,451
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,449,265
Montgomery County GO, 4.00% due 11/1/2015 (Consolidated Public Improvements)	AAA/Aaa	5,160,000	5,641,273
State of Maryland GO, 4.00% due 8/1/2015 (Public and Educational Facilities)	AAA/Aaa	1,000,000	1,084,680
Washington Suburban Sanitary District GO, 5.00% due 6/1/2015 (Water and Sewer System Projects)	AAA/Aaa	11,500,000	12,657,015

MASSACHUSETTS — 1.56%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A-/NR	2,540,000	2,863,901

Certified Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A-/NR	$2,825,000	$3,226,207
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A-/NR	2,765,000	3,173,418
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A-/NR	2,965,000	3,402,338
Massachusetts DFA, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	1,710,000	1,733,188
Massachusetts DFA, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/Baa2	2,000,000	2,423,740
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,690,296
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,800,000	2,045,142
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,853,542
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	9,068,925
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: AGM)	AA-/A3	3,215,000	3,283,865
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2014 (UMass Memorial Health Care)	A-/Baa1	2,750,000	2,863,850
Massachusetts Health & Educational Facilities Authority, 5.25% due 6/1/2015 (Boston College)	AA-/Aa3	1,000,000	1,008,770
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	A-/Baa1	2,625,000	2,816,651
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2016 pre-refunded 10/1/2013 (Simmons College; Insured: FGIC)	AA+/Baa1	1,065,000	1,090,794
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	A-/Baa1	4,290,000	4,877,516
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA-/A3	1,750,000	1,898,418
Massachusetts School Building Authority, 5.00% due 8/15/2027 pre-refunded 8/15/2015 (SMART Fund; Insured: Natl-Re)	AA+/Aa1	9,350,000	10,378,593
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA-/Aa1	25,000,000	27,750,250
The Commonwealth of Massachusetts, 5.00% due 12/15/2014 (Federal Highway Grant Anticipation Trust Fund; Insured: AGM)	AAA/Aa1	2,325,000	2,510,651
The Commonwealth of Massachusetts GO, 5.00% due 9/1/2014 (North Transportation Improvements Association)	AA+/Aa1	1,000,000	1,067,910
Town of Pembroke GO, 4.50% due 8/1/2014 (Educational Facilities; Insured: Natl-Re)	NR/Aa3	1,045,000	1,102,297

MICHIGAN — 4.73%
Byron Center Michigan Public Schools, 3.00% due 5/1/2013 (Insured: Q-SBLF)	AA-/NR	1,745,000	1,749,118
Byron Center Michigan Public Schools, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,985,000	2,117,777
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA-/NR	1,305,000	1,457,111
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA-/NR	1,935,000	2,184,131
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA-/NR	1,000,000	1,141,550
City of Battle Creek County of Calhoun GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA-/Aa3	3,200,000	3,631,616
City of Detroit, 5.00% due 7/1/2013 (Sewage Disposal System; Insured: AGM)	AA-/A2	1,590,000	1,607,808
City of Detroit, 5.00% due 7/1/2014 (Sewage Disposal System; Insured: AGM)	AA-/A2	2,060,000	2,163,412
City of Detroit, 5.00% due 7/1/2014 (Sewage Disposal System; Insured: Natl-Re)	A/Baa2	2,000,000	2,091,400
City of Detroit, 5.00% due 7/1/2015 (Water Supply System; Insured: Natl-Re/FGIC)	A+/Baa3	6,000,000	6,430,500
City of Detroit, 5.00% due 7/1/2015 (Sewage Disposal System; Insured: Natl-Re)	A/Baa2	3,000,000	3,221,130
City of Detroit, 5.50% due 7/1/2015 (Sewage Disposal System; Insured: AGM)	AA-/A2	3,920,000	4,268,174
City of Detroit, 6.00% due 7/1/2015 (Water Supply System; Insured: Natl-Re)	A+/Baa2	3,380,000	3,695,422
City of Detroit, 6.50% due 7/1/2015 (Water Supply System; Insured: Natl-Re/FGIC)	A+/NR	1,900,000	2,057,757
City of Detroit, 5.00% due 7/1/2016 (Water Supply System; Insured: AGM)	AA-/A2	2,750,000	3,017,575
City of Detroit, 5.50% due 7/1/2016 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	375,000	418,455
City of Detroit, 5.50% due 7/1/2017 (Sewage Disposal System; Insured: AGM)	AA-/A2	825,000	943,371
City of Detroit, 5.50% due 7/1/2018 (Sewage Disposal System; Insured: AGM)	AA-/A2	3,000,000	3,484,080
City of Detroit, 5.25% due 7/1/2019 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	3,900,000	4,300,647
City of Detroit, 5.00% due 7/1/2020 (Water Supply System; Insured: Natl-Re/FGIC)	A+/Baa3	2,955,000	3,143,293

34    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	$3,415,000	$3,773,814
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	4,305,000	4,757,326
City of Detroit, 5.25% due 7/1/2022 (Sewage Disposal System; Insured: AGM)	AA-/A2	4,000,000	4,708,480
City of Grand Haven, 5.50% due 7/1/2016 (Electric System; Insured: Natl-Re)	NR/Baa2	3,890,000	4,286,858
Dickinson County Health Care Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	1,095,000	1,097,212
[a] Economic Development Corporation of Dickinson County, 5.75% due 6/1/2016 (International Paper Co.)	BBB/Baa3	8,845,000	8,877,815
Genesee County GO, 2.00% due 5/1/2013	NR/A1	1,000,000	1,001,150
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: Natl-Re/FGIC)	NR/NR	490,000	489,486
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2015 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,844,669
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2016 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,850,000	2,011,227
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,830,000	2,062,611
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA-/A2	1,520,000	1,782,306
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA-/A2	2,500,000	2,931,425
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	2,086,546
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	2,350,000	2,784,538
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	AA/Aa3	5,865,000	6,097,254
Livingston County GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,131,910
Livingston County GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,143,980
Livingston County GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,144,460
Michigan Finance Authority, 2.00% due 8/20/2013 (School District Operating Cash Flow Management) (State Aid Withholding)	SP-1+/NR	7,000,000	7,047,390
Michigan State Building Authority, 5.25% due 10/15/2014 (Insured: AGM)	AA-/Aa3	4,300,000	4,418,121
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	A+/Aa3	6,000,000	6,660,060
Michigan State Building Authority, 5.25% due 10/15/2015 (Insured: AGM)	AA-/Aa3	1,305,000	1,339,674
Michigan State Building Authority, 5.50% due 10/15/2017	A+/Aa3	4,000,000	4,785,800
Michigan State Hospital Finance Authority, 5.00% due 11/15/2013 (Sparrow Hospital)	A+/A1	1,225,000	1,260,292
Michigan State Hospital Finance Authority, 5.00% due 7/15/2015 (Oakwood Hospital)	A/A2	2,500,000	2,732,850
Michigan State Hospital Finance Authority, 5.50% due 11/15/2015 (Henry Ford Health System)	A/A2	2,300,000	2,575,057
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A2	1,205,000	1,358,625
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa1	3,530,000	4,058,476
Michigan State Hospital Finance Authority, 5.50% due 11/1/2017 pre-refunded 11/1/2013 (Oakwood Hospital)	AA+/A2	5,000,000	5,156,500
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,732,965
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System)	A/A2	1,530,000	1,821,343
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Hospital)	A/A2	1,000,000	1,137,330
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System)	A/A2	3,500,000	4,266,885
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA/Aa2	2,000,000	2,505,640
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Hospital)	A/A2	2,000,000	2,270,740
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa2	12,140,000	14,078,515
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA/Aa2	10,000,000	11,221,100
Michigan State Housing Development Authority, 5.00% due 4/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	2,940,000	3,011,824
Michigan State Housing Development Authority, 4.00% due 10/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,715,000	1,862,524
Michigan Strategic Fund, 2.80% due 12/1/2013 (Waste Management, Inc.)	BBB/NR	2,850,000	2,886,252

Certified Semi-Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan Strategic Fund, 5.00% due 8/1/2014 (NSF International)	A-/NR	$1,290,000	$1,306,409
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/A1	2,000,000	2,297,440
Michigan Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community, Inc. Project)	BB/NR	1,415,000	1,407,614
Michigan Strategic Fund, 5.25% due 10/15/2019 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/A1	1,000,000	1,168,860
Michigan Strategic Fund, 5.25% due 10/15/2020 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/A1	4,025,000	4,661,835
Michigan Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co. Exempt Facilities Project)	A/A1	7,500,000	7,974,375
Michigan Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co. Exempt Facilities Project)	A/A1	5,160,000	5,822,957
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa2	1,500,000	1,703,415
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa2	1,000,000	1,144,010
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa2	1,000,000	1,211,390
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,316,082
Royal Oak Hospital Finance Authority, 6.25% due 9/1/2014 (William Beaumont Hospital)	A/A1	1,000,000	1,071,910
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital)	A/A1	5,855,000	6,695,075
School District of the City of Dearborn GO, 4.00% due 5/1/2014 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	800,000	831,848
School District of the City of Dearborn GO, 3.00% due 5/1/2015 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	435,000	457,507
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	445,000	481,664
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	350,000	399,543
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	570,000	651,613
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	535,000	609,081
[a] School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	625,000	706,188
School District of the City of Detroit GO, 5.00% due 5/1/2014 (Wayne County School Building & Site; Insured: AGM/Q-SBLF)	AA-/Aa2	1,000,000	1,045,870
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	2,200,000	2,570,920
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	4,000,000	4,699,880
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	3,000,000	3,526,440
Sparta Area Schools, Counties of Kent and Ottawa GO, 4.00% due 5/1/2016 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,000,000	1,094,530
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,256,191
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,521,286
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,641,156
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA/NR	1,725,000	1,955,288
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA/NR	9,925,000	11,279,961
Warren Consolidated School District GO, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,068,830
Warren Consolidated School District GO, 4.00% due 5/1/2017 (Insured: Q-SBLF)	AA-/NR	1,035,000	1,150,361

36    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	$1,000,000	$1,171,320
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,193,040
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,199,190
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re/FGIC)	A/A2	1,000,000	1,161,950
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,811,919
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	14,942,470
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	3,153,046
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,390,995
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,820,921
Western Townships Utilities Authority GO, 4.00% due 1/1/2014 (Sewage Disposal System)	AA/NR	1,000,000	1,026,680
Western Townships Utilities Authority GO, 5.00% due 1/1/2015 (Sewage Disposal System)	AA/NR	1,870,000	2,010,942
Western Townships Utilities Authority GO, 5.00% due 1/1/2016 (Sewage Disposal System)	AA/NR	1,670,000	1,855,136
Western Townships Utilities Authority GO, 5.00% due 1/1/2017 (Sewage Disposal System)	AA/NR	1,500,000	1,718,355
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,756,770

MINNESOTA — 1.16%
City of St. Cloud, 5.00% due 5/1/2013 (Centracare Health Systems)	NR/A1	1,000,000	1,004,400
City of St. Cloud, 5.00% due 5/1/2015 (Centracare Health Systems)	NR/A1	1,000,000	1,089,560
City of St. Cloud, 5.00% due 5/1/2016 (Centracare Health Systems)	NR/A1	1,250,000	1,409,462
City of St. Cloud, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A1	2,920,000	3,392,690
City of St. Cloud, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A1	1,000,000	1,161,880
City of St. Cloud, 5.00% due 5/1/2018 (Centracare Health Systems)	NR/A1	3,105,000	3,665,856
City of St. Cloud, 5.00% due 5/1/2019 (Centracare Health Systems)	NR/A1	3,495,000	4,184,284
City of St. Cloud, 5.00% due 5/1/2020 (Centracare Health Systems)	NR/A1	3,200,000	3,863,936
City of St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 (Regions Hospital)	A-/A3	1,070,000	1,159,206
City of St. Paul Housing & Redevelopment Authority and City of Minneapolis, 5.25% due 12/1/2013 (Group Health Plan, Inc.)	A-/A3	2,200,000	2,273,832
City of St. Paul Housing & Redevelopment Authority and City of Minneapolis, 6.00% due 12/1/2019 (Group Health Plan, Inc.)	A-/A3	1,000,000	1,035,840
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,346,593
Eden Prairie ISD No. 272 GO, 4.00% due 2/1/2015 (Minnesota School District Credit Enhancement Program)	NR/Aa2	7,170,000	7,649,960
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	1,125,000	1,220,445
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	9,163,964
Minnesota Agricultural & Economic Development Board, 4.00% due 2/15/2014 (Essential Health; Insured: AGM)	AA-/NR	3,460,000	3,561,897
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Essential Health; Insured: AGM)	AA-/NR	1,335,000	1,435,392
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA-/NR	2,500,000	2,849,725
Minnesota Public Facilities Authority PCR, 5.25% due 3/1/2015	AAA/Aaa	1,000,000	1,094,410
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A2	5,000,000	5,937,550
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A2	3,500,000	4,192,370
St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A-/NR	1,255,000	1,435,996
St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A-/NR	2,010,000	2,327,801
State of Minnesota GO, 5.00% due 8/1/2015 (Public Facility Capital Projects)	AA+/Aa1	10,000,000	11,079,700

MISSISSIPPI — 0.30%
City of Jackson GO, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,500,000	1,651,290

Certified Semi-Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lamar County School District GO, 3.00% due 6/1/2016 (Educational and Performing Arts Capital Projects)	A/NR	$1,800,000	$1,917,108
Lamar County School District GO, 3.50% due 6/1/2017 (Educational and Performing Arts Capital Projects)	A/NR	1,700,000	1,862,078
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,484,193
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,609,012
Mississippi Development Bank, 2.50% due 9/1/2013 (City of Jackson Water & Sewer System; Insured: AGM)	AA-/Aa3	1,070,000	1,079,191
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,766,009
Mississippi Development Bank Canton Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,230,000	1,313,136

MISSOURI — 1.58%
Cass County COP, 3.00% due 5/1/2014	A/NR	1,425,000	1,458,117
Cass County COP, 4.00% due 5/1/2015	A/NR	1,000,000	1,057,810
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,472,720
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,427,950
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,638,395
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	2,016,822
City of Lee’s Summit GO, 3.00% due 4/1/2015	NR/Aa1	1,275,000	1,341,377
City of Perryville COP, 4.625% due 7/1/2020 pre-refunded 7/1/2013	NR/NR	1,000,000	1,011,230
Jackson County, 4.00% due 12/1/2013 (Parking Facility Projects)	NR/Aa3	300,000	307,041
Jackson County, 4.00% due 12/1/2014 (Truman Sports Complex)	NR/A1	2,580,000	2,725,744
Jackson County, 5.00% due 12/1/2014 (Truman Sports Complex; Insured: AMBAC)	A+/Aa3	7,900,000	8,477,727
Jackson County, 4.00% due 12/1/2016 (Parking Facility Projects)	NR/Aa3	500,000	551,110
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	557,925
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	562,320
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,118,040
Kansas City IDA, 4.00% due 9/1/2014 (NNSA National Security Campus)	NR/NR	1,535,000	1,571,487
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Downtown Redevelopment District)	AA-/A1	2,000,000	2,318,460
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (Bartle Music Hall and Municipal Auditorium Parking Garage; Insured: Natl-Re/FGIC)	AA-/A1	1,000,000	1,159,330
Missouri Development Finance Board, 4.00% due 6/1/2014 (City of Independence Electric System Projects)	A/NR	3,930,000	4,079,851
Missouri Development Finance Board, 4.00% due 6/1/2015 (City of Independence Electric System Projects)	A/NR	1,000,000	1,063,130
Missouri Development Finance Board, 4.00% due 6/1/2016 (City of Independence Electric System Projects)	A/NR	1,560,000	1,692,397
Missouri Development Finance Board, 5.00% due 6/1/2017 (City of Independence Electric System Projects)	A/NR	1,525,000	1,733,163
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System Projects)	A/NR	1,705,000	1,970,110
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,000,000	1,103,980
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,790,000	2,078,978
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,265,000	1,392,828
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,000,000	1,166,460
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System Projects)	A/NR	2,465,000	2,707,704

38    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System Projects)	A/NR	$3,155,000	$3,446,017
Missouri Highways and Transportation Commission, 5.00% due 5/1/2013 (State Highway System)	AA+/Aa1	1,000,000	1,004,440
Missouri Regional Convention & Sports Complex Authority, 5.25% due 8/15/2016 (Insured: AMBAC)	AA+/Aa2	1,800,000	1,834,128
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2015 (Webster University)	NR/A2	2,155,000	2,294,472
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,835,218
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,138,450
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,172,320
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,150,020
Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,628,580
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,306,251
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,302,620
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,857,630
Southeast Missouri State University, 4.00% due 4/1/2013 (City of Cape Girardeau Campus System Facilities)	A/NR	750,000	750,225
Southeast Missouri State University, 4.00% due 4/1/2014 (City of Cape Girardeau Campus System Facilities)	A/NR	575,000	595,591
Southeast Missouri State University, 4.00% due 4/1/2015 (City of Cape Girardeau Campus System Facilities)	A/NR	600,000	639,888
Southeast Missouri State University, 5.00% due 4/1/2016 (City of Cape Girardeau Campus System Facilities)	A/NR	750,000	840,893
Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,364,099
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	2,825,000	3,378,276
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	1,615,000	1,852,453
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,847,312
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,369,723
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,736,293
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: Natl-Re)	AA/A1	2,000,000	2,062,960
St. Louis Municipal Finance Corp., 4.00% due 2/15/2014 (City Justice Center)	A/A1	1,000,000	1,031,380
St. Louis Municipal Finance Corp., 5.00% due 2/15/2015 (City Justice Center)	A/A1	1,250,000	1,343,250
St. Louis Municipal Finance Corp., 5.00% due 2/15/2016 (City Justice Center)	A/A1	2,065,000	2,282,465
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A1	2,000,000	2,255,640
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A1	3,865,000	4,425,734

NEBRASKA — 0.23%
Douglas County School District No. 17 GO, 4.00% due 6/15/2017 (Millard Public Schools)	AA/Aa1	1,750,000	1,814,645
Public Power Generation Agency, 5.00% due 1/1/2020 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	9,930,000	11,121,799
Public Power Generation Agency, 5.00% due 1/1/2021 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	1,860,000	2,113,797

Certified Semi-Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NEVADA — 1.55%
Carson City, 4.00% due 9/1/2015 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	$1,000,000	$1,061,350
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,245,000	1,346,791
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,158,900
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,161,310
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	2,250,000	2,589,097
City of Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,455,160
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,875,426
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,610,200
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,208,359
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,622,479
City of Las Vegas Redevelopment Agency, 5.00% due 6/15/2013 (Fremont Street)	BBB-/NR	3,685,000	3,699,114
City of Las Vegas Special Improvement District 707, 5.375% due 6/1/2013 (Summerlin Area Public Improvements; Insured: AGM)	AA-/A2	945,000	951,407
City of Las Vegas Special Improvement District 707, 5.40% due 6/1/2014 (Summerlin Area Public Improvements; Insured: AGM)	AA-/A2	1,375,000	1,387,155
City of Reno, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: AGM)	AA-/A2	1,000,000	1,051,410
City of Reno, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA-/A2	1,100,000	1,234,992
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA-/A2	1,000,000	1,179,090
Clark County GO, 5.00% due 11/1/2014	AA+/Aa1	4,000,000	4,296,640
Clark County GO, 5.00% due 11/1/2017 (Insured: AMBAC)	AA+/Aa1	1,310,000	1,494,448
Clark County GO, 5.00% due 3/1/2019 (University Medical Center of Southern Nevada; Insured: Natl-Re)	AA+/Aa1	1,850,000	2,006,565
Clark County GO, 5.00% due 3/1/2020 (University Medical Center of Southern Nevada; Insured: Natl-Re)	AA+/Aa1	2,130,000	2,308,537
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,710,000	1,838,746
Clark County School District GO, 5.00% due 6/15/2015 (Insured: Natl-Re)	AA-/Aa3	1,000,000	1,033,270
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,706,595
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,597,270
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2013 (Insured: AMBAC)	A+/A1	1,530,000	1,549,202
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	A+/A1	2,680,000	2,835,467
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2015 (Insured: AMBAC)	A+/A1	4,845,000	5,312,155
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/A1	6,000,000	6,537,360
Las Vegas Valley Water District GO, 5.00% due 6/1/2016	AA+/Aa2	1,000,000	1,131,530
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA+/Aa2	1,050,000	1,216,919
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA+/Aa2	1,000,000	1,201,610
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	4,255,000	5,164,038
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	5,080,000	6,165,291
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA+/Aa2	5,000,000	6,120,000
Redevelopment Agency of the City of Mesquite, 7.00% due 6/1/2019 (Public Facility and Redevelopment Projects)	BBB+/NR	1,000,000	1,033,410
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	2,048,347
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,972,900

NEW HAMPSHIRE — 0.32%
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/Baa1	1,365,000	1,426,002
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern New Hampshire Health Systems)	A-/NR	1,260,000	1,413,607
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern New Hampshire Health Systems)	A-/NR	1,000,000	1,149,290
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	A+/A1	2,985,000	3,411,974
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	A+/A1	3,130,000	3,686,170

40    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Hampshire Turnpike System, 5.00% due 2/1/2016	A+/A1	$3,000,000	$3,359,670
New Hampshire Turnpike System, 5.00% due 2/1/2017	A+/A1	2,425,000	2,792,533
New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,524,836
New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,210,540
New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,537,036

NEW JERSEY — 3.07%
Burlington County Bridge Commission, 2.00% due 12/1/2014 (Government Loan Programs)	AA/Aa2	2,140,000	2,196,047
Burlington County Bridge Commission, 3.00% due 12/1/2015 (Government Loan Programs)	AA/Aa2	1,245,000	1,325,813
Burlington County Bridge Commission, 3.00% due 12/1/2016 (Government Loan Programs)	AA/Aa2	1,000,000	1,083,180
Burlington County Bridge Commission, 5.00% due 12/1/2018 (Government Loan Programs)	AA/Aa2	1,000,000	1,202,500
Camden County Improvement Authority, 5.00% due 7/1/2014 (Cooper Medical School)	A+/A2	2,845,000	2,990,067
Camden County Improvement Authority, 5.00% due 7/1/2015 (Cooper Medical School)	A+/A2	2,990,000	3,240,233
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A+/A2	3,040,000	3,378,595
City of Paterson, 4.25% due 6/15/2015 pre-refunded 12/1/2013 (City Capital Projects; Insured: AGM) (State Aid Withholding) (ETM)	NR/A1	1,275,000	1,342,958
City of Paterson GO, 3.50% due 3/15/2017 (Debt Restructuring & City Capital Projects) (State Aid Withholding)	NR/A1	950,000	1,016,709
County of Essex GO, 4.00% due 6/1/2016	NR/Aa2	500,000	551,435
Essex County Improvement Authority, 5.125% due 10/1/2016 (Insured: Natl-Re)	NR/Aa2	2,545,000	2,725,924
Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management, Inc. Project)	BBB/NR	2,000,000	2,060,800
Hudson County COP, 7.00% due 12/1/2013 (Insured: Natl-Re)	NR/Baa2	710,000	738,634
Hudson County COP, 6.25% due 12/1/2014 (Insured: Natl-Re)	NR/Baa2	1,500,000	1,626,000
Hudson County COP, 6.25% due 12/1/2016 (Insured: Natl-Re)	NR/Baa2	550,000	638,622
Hudson County Improvement Authority, 5.25% due 10/1/2014 (Hudson County Lease; Insured: AGM)	AA-/Aa3	3,000,000	3,200,310
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease; Insured: AGM)	AA-/Aa3	2,000,000	2,183,860
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease; Insured: AGM)	AA-/Aa3	3,155,000	3,534,042
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease; Insured: AGM)	AA-/Aa3	4,065,000	4,625,523
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease; Insured: AGM)	AA-/Aa3	2,000,000	2,310,000
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease; Insured: AGM)	AA-/Aa3	4,390,000	5,098,590
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease; Insured: AGM)	AA-/Aa3	1,955,000	2,370,672
Jersey City GO, 5.00% due 9/1/2013 (Insured: Natl-Re) (State Aid Withholding)	NR/A2	5,820,000	5,927,554
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,106,130
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,041,470
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A+/A1	10,950,000	12,653,382
New Jersey EDA, 5.00% due 9/1/2018 (School Facilities Construction; Insured: Natl-Re)	A+/A1	3,000,000	3,305,580
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A+/A1	5,525,000	6,850,447
New Jersey Educational Facilities Authority, 5.00% due 7/1/2028 pre-refunded 7/1/2014 (Princeton University)	AAA/Aaa	500,000	530,015
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2013 (St. Peter’s University Hospital)	BB+/Ba1	1,000,000	1,010,640
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2014 (St. Peter’s University Hospital)	BB+/Ba1	3,575,000	3,725,293
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2015 (St. Peter’s University Hospital)	BB+/Ba1	3,520,000	3,781,078
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,910,000	2,166,761

Certified Semi-Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	$3,000,000	$3,444,030
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,000,000	5,863,800
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	A/A1	11,050,000	11,302,934
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	A/A1	7,650,000	7,833,982
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019	A+/A1	1,000,000	1,198,490
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 (State Transportation System; Insured: AGM)	AA-/A1	1,450,000	1,585,502
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020	A+/A1	1,000,000	1,208,260
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021	A+/A1	2,360,000	2,835,729
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	NR/Baa2	3,075,000	3,384,130
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A2	1,210,000	1,433,463
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A2	2,000,000	2,413,500
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A2	2,800,000	3,415,216
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A2	1,000,000	1,231,130
State of New Jersey, 2.50% due 6/27/2013 (Cash Flow Management)	SP-1/Mig2	63,000,000	63,356,580
State University of New Jersey GO, 4.00% due 5/1/2014 (Rutgers Campus Facility Projects)	AA/Aa2	1,000,000	1,040,100
Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,354,194

NEW MEXICO — 1.03%
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2016 (San Juan- Chama Drinking Water Project; Insured: AMBAC)	AA+/Aa2	1,800,000	1,979,514
City of Albuquerque, 5.50% due 7/1/2013 (Albuquerque International Sunport & Double Eagle II Airports)	A/A2	1,820,000	1,844,716
City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,825,172
Gadsden ISD No. 16 GO, 2.00% due 8/15/2013 (Public School Capital Outlay Projects) (State Aid Withholding)	NR/Aa1	4,040,000	4,067,634
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	A/A3	2,500,000	2,712,725
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/Aa3	2,365,000	2,818,323
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/Aa3	2,205,000	2,699,934
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	6,000,000	6,805,920
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	5,000,000	6,043,250
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	3,000,000	3,661,410
New Mexico Finance Authority, 5.00% due 6/15/2013 (Federal Highway Grant Restructure; Insured: AMBAC)	AA/Aa2	1,500,000	1,515,270
New Mexico Finance Authority, 3.00% due 6/15/2015 (State Highway Infrastructure Projects)	AAA/Aa1	900,000	951,192
Santa Fe Public School District GO, 3.00% due 8/1/2015 (District School Building and Renovation Program) (State Aid Withholding)	AA/Aa1	1,000,000	1,059,020
State of New Mexico, 5.00% due 7/1/2014 (Statewide Capital Project Funding)	AA/Aa1	7,435,000	7,882,290
State of New Mexico, 5.00% due 7/1/2015 (Statewide Capital Project Funding)	AA/Aa1	8,200,000	9,052,964
State of New Mexico, 5.00% due 7/1/2016 (Statewide Capital Project Funding)	AA/Aa1	10,265,000	11,741,620
University of New Mexico, 5.00% due 7/1/2014 (University of New Mexico Hospital; Insured: AGM/FHA)	AA-/A2	1,000,000	1,053,380

NEW YORK — 8.89%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA-/A2	1,535,000	1,680,503
City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA-/Aa2	1,600,000	1,745,760
City of New York GO, 3.00% due 8/1/2014	AA/Aa2	20,480,000	21,233,869
City of New York GO, 5.00% due 8/1/2014	AA/Aa2	1,000,000	1,063,580
City of New York GO, 5.00% due 8/1/2017	AA/Aa2	1,000,000	1,105,690
City of New York GO, 0.13% due 8/1/2021 put 4/1/2013 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	500,000	500,000
City of New York GO, 5.00% due 8/1/2021	AA/Aa2	3,000,000	3,710,040

42    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of New York GO, 5.00% due 8/1/2022	AA/Aa2	$3,000,000	$3,724,050
City of New York GO, 0.15% due 8/1/2035 put 4/1/2013 (SPA: Landesbank Hessen- Thuringen) (daily demand notes)	AA/Aa2	7,870,000	7,870,000
City School District of the City of Rome GO, 5.00% due 6/15/2017 (Insured: Natl-Re/FGIC) (State Aid Withholding)	NR/A1	1,635,000	1,785,567
County of Cayuga GO, 1.00% due 4/26/2013 (Telecommunications Improvements)	NR/NR	10,000,000	10,005,300
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA-/Aa3	3,000,000	3,282,330
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA-/Aa3	8,795,000	9,959,458
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA-/Aa3	7,265,000	8,454,789
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA-/Aa3	5,000,000	5,951,200
Metropolitan Transportation Authority, 5.00% due 11/15/2020	A/A2	12,955,000	15,795,902
Metropolitan Transportation Authority, 5.00% due 11/15/2021	A/A2	24,325,000	29,750,205
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	BBB+/NR	1,425,000	1,625,099
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	BBB+/NR	1,030,000	1,179,000
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	BBB+/NR	2,000,000	2,322,140
Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology)	BBB+/NR	1,260,000	1,445,459
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology)	BBB+/NR	1,715,000	2,015,777
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Health Care Facilities Improvements)	A+/Aa3	2,700,000	3,225,771
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Health Care Facilities Improvements)	A+/Aa3	10,000,000	11,999,700
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Health Care Facilities Improvements)	A+/Aa3	2,615,000	3,095,663
New York City Housing Development Corp., 0.90% due 11/1/2014 (Multi-Family Housing)	AA/Aa2	1,400,000	1,406,860
New York City Housing Development Corp., 0.80% due 11/1/2015 (Multi-Family Housing)	AA/Aa2	1,820,000	1,822,184
New York City Municipal Water Finance Authority, 0.15% due 6/15/2039 put 4/1/2013 (Water and Sewer System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	36,690,000	36,690,000
New York City Transitional Finance Authority, 4.00% due 7/15/2014 (School Financing Act) (State Aid Withholding)	AA-/Aa3	2,000,000	2,097,460
New York City Transitional Finance Authority, 4.00% due 8/1/2014 (City Capital Projects)	AAA/Aa1	12,000,000	12,612,000
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (City Capital Projects)	AAA/Aa1	10,595,000	11,389,095
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (City Capital Projects)	AAA/Aa1	2,275,000	2,445,511
[a] New York City Transitional Finance Authority, 5.00% due 11/1/2014 (World Trade Center Recovery Costs) (State Aid Withholding)	AAA/Aaa	2,000,000	2,149,900
New York City Transitional Finance Authority, 5.00% due 11/1/2015 (City Capital Projects)	AAA/Aa1	5,000,000	5,585,900
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (School Financing Act) (State Aid Withholding)	AA-/Aa3	3,155,000	3,614,336
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects)	AAA/Aa1	5,000,000	5,785,950
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects)	AAA/Aa1	12,680,000	14,673,169
New York City Transitional Finance Authority, 5.00% due 11/1/2017 (World Trade Center Recovery Costs)	AAA/Aa1	1,000,000	1,116,360
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA-/Aa3	4,865,000	5,745,906
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	1,500,000	1,819,305
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	11,730,000	14,226,965
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	3,075,000	3,729,575
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	1,645,000	1,995,171
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	12,725,000	15,433,771
New York City Transitional Finance Authority, 0.17% due 8/1/2031 put 4/1/2013 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	32,350,000	32,350,000
New York State Dormitory Authority, 5.50% due 7/1/2013 (Winthrop South Nassau University) (ETM)	NR/Baa1	1,500,000	1,520,085
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: AGM/FHA)	AA-/A2	3,650,000	3,718,583

Certified Semi-Annual Report    43

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 11/1/2013 (AIDS Long-Term Health Care Facilities; Insured: SONYMA)	NR/Aa1	$3,105,000	$3,117,172
New York State Dormitory Authority, 5.25% due 2/15/2014 (Presbyterian Hospital; Insured: AGM)	AA-/A2	2,405,000	2,508,391
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services Facilities) (ETM)	NR/NR	10,000	10,365
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services Facilities)	AA-/NR	2,630,000	2,729,493
New York State Dormitory Authority, 5.00% due 11/1/2014 (AIDS Long-Term Health Care Facilities: Insured: SONYMA)	NR/Aa1	1,010,000	1,013,959
New York State Dormitory Authority, 5.25% due 5/15/2015 (State University Educational Facilities; Insured: Natl-Re/IBC)	NR/Aa3	10,000,000	10,636,700
New York State Dormitory Authority, 5.25% due 8/15/2015 (Presbyterian Hospital; Insured: AGM/FHA)	AA-/A2	4,905,000	5,243,249
New York State Dormitory Authority, 5.50% due 7/1/2016 pre-refunded 7/1/2013 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,220,000	1,236,494
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA-/NR	5,000,000	5,873,900
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	4,585,000	5,333,501
New York State Dormitory Authority, 5.50% due 7/1/2017 pre-refunded 7/1/2013 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	2,500,000	2,533,800
New York State Dormitory Authority, 5.50% due 10/1/2017 (School Districts Financing Program; Insured: Natl-Re) (State Aid Withholding)	A+/A2	35,000	35,135
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA-/NR	5,165,000	6,233,742
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	5,046,672
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	385,551
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A2	2,500,000	2,996,050
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,645,737
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,520,000	3,020,018
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	733,903
New York State Dormitory Authority, 5.00% due 7/1/2019 (New York Department of Health Projects; Insured: Natl-Re/FGIC)	AA-/Aa3	6,000,000	6,343,320
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A2	2,100,000	2,543,688
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,585,000	1,888,749
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	3,203,836
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/NR	60,000,000	73,984,200
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,215,540
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa3	1,000,000	1,196,860
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A2	2,100,000	2,558,766
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,199,860

44    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	$2,775,000	$3,381,227
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	551,232
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A2	1,250,000	1,529,138
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	904,710
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	300,000	370,932
New York State Dormitory Authority, 5.00% due 2/15/2023 (Mental Health Services Facilities; Insured: Natl-Re/FGIC) (State Aid Withholding)	AA-/NR	2,000,000	2,163,120
New York State Dormitory Authority, 5.25% due 2/15/2031 pre-refunded 8/15/2014 (Presbyterian Hospital; Insured: FSA/FHA)	AA+/Aa1	9,840,000	10,513,351
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/Baa1	5,000,000	5,130,850
New York State Environmental Facilities Corp., 4.00% due 11/15/2017 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,095,000	2,245,966
New York State Environmental Facilities Corp., 4.00% due 11/15/2018 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,170,000	2,310,573
New York State Housing Finance Agency, 0.75% due 5/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	2,000,000	2,004,020
New York State Housing Finance Agency, 0.80% due 11/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	1,700,000	1,703,315
New York State Housing Finance Agency, 0.875% due 11/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	3,100,000	3,105,642
New York State Housing Finance Agency, 0.95% due 5/1/2016 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	2,700,000	2,709,612
New York State Thruway Authority, 4.00% due 3/15/2015 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/NR	2,000,000	2,144,140
New York State Thruway Authority, 5.00% due 4/1/2017 (State Multi-Year Highway & Bridge Capital Program; Insured: Natl-Re/FGIC)	AA/NR	2,600,000	2,881,632
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A+/A1	2,000,000	2,419,640
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A+/A1	2,500,000	3,044,450
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A+/A1	3,000,000	3,676,470
Patchogue-Medford Union Free School District GO, 4.25% due 10/1/2015 (Insured: MBIA) (State Aid Withholding)	NR/Baa2	1,000,000	1,080,700
Port Authority 148th GO, 5.00% due 8/15/2017 (Insured: AGM)	AA-/Aa3	4,725,000	5,574,177
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	A-/A3	5,000,000	5,997,350
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	A-/A3	5,000,000	6,077,050
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	A-/A3	5,000,000	5,910,950
Suffolk County IDA Civic Facilities GO, 5.25% due 3/1/2019 (New York Institute of Technology)	BBB+/Baa2	1,400,000	1,473,808
Tobacco Settlement Financing Corp., 5.00% due 6/1/2014	AA-/NR	5,000,000	5,279,150
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA-/NR	3,725,000	4,427,758
United Nations Development Corp., 5.00% due 7/1/2016	NR/A1	3,400,000	3,853,628
United Nations Development Corp., 5.00% due 7/1/2017	NR/A1	3,000,000	3,486,750
United Nations Development Corp., 5.00% due 7/1/2019	NR/A1	4,000,000	4,784,360

NORTH CAROLINA — 1.91%
Catawba County, 4.00% due 10/1/2015	AA-/Aa2	1,620,000	1,760,098
Catawba County, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,114,430

Certified Semi-Annual Report    45

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Catawba County, 4.00% due 10/1/2017	AA-/Aa2	$1,000,000	$1,135,330
Charlotte Mecklenburg Hospital Authority, 5.00% due 1/15/2016 (Carolinas Health Network)	AA-/Aa3	3,420,000	3,810,564
Charlotte Mecklenburg Hospital Authority, 5.00% due 1/15/2017 (Carolinas Health Network)	AA-/Aa3	2,000,000	2,291,520
City of Charlotte COP, 5.50% due 8/1/2016 (Convention Facility Project)	AA+/Aa2	2,550,000	2,620,354
[b] County of Dare, 2.00% due 6/1/2013 (Educational Facility Capital Projects)	AA-/Aa3	165,000	165,351
[b] County of Dare, 4.00% due 6/1/2016 (Educational Facility Capital Projects)	AA-/Aa3	500,000	549,885
[b] County of Dare, 4.00% due 6/1/2017 (Educational Facility Capital Projects)	AA-/Aa3	400,000	449,028
[b] County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA-/Aa3	425,000	482,809
[b] County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA-/Aa3	500,000	569,710
[b] County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA-/Aa3	765,000	873,171
[b] County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA-/Aa3	1,225,000	1,485,913
[b] County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA-/Aa3	490,000	554,303
[b] County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA-/Aa3	700,000	841,743
County of Mecklenburg GO, 4.00% due 8/1/2015	AAA/Aaa	3,135,000	3,400,472
County of Wake, 5.00% due 6/1/2015 (Hammond Road Detention Center)	AA+/Aa1	1,135,000	1,245,027
[a] North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,903,303
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	9,136,725
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,965,000	7,316,251
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AA-/A3	3,050,000	3,585,580
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021	A-/Baa1	5,000,000	6,048,850
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022	A-/Baa1	4,715,000	5,702,840
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 pre-refunded 2/1/2014 (Correctional Facilities)	AA+/Aa1	2,400,000	2,495,928
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: AGM/FHA 242) (ETM)	AA-/A2	1,000,000	1,019,830
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,100,000	3,600,929
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	15,000,000	16,996,200
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	4,500,000	5,395,905
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	1,550,000	1,778,795
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	1,000,000	1,211,240
North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	1,000,000	1,146,090
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 pre-refunded 2/1/2014 (Correctional Facilities)	AA+/Aa1	5,000,000	5,199,850
State of North Carolina, 4.00% due 11/1/2014 (State Capital Projects and Correctional Facilities)	AA+/Aa1	2,000,000	2,118,160
State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	29,067,977

NORTH DAKOTA — 0.05%
County of Ward, 5.00% due 7/1/2013 (Trinity Health System)	BBB-/NR	1,560,000	1,576,942
North Dakota Public Finance Authority, 4.00% due 6/1/2017 (City of Fargo Flood Mitigation Projects)	A+/NR	1,460,000	1,637,755

OHIO — 3.47%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,177,080
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Healthcare Partners)	AA-/A1	10,000,000	11,015,800
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Healthcare Partners)	AA-/A1	10,000,000	11,319,200
American Municipal Power, 5.25% due 2/15/2019 (Hydroelectric Projects)	A/A3	5,595,000	6,582,294
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	5,500,000	6,441,600
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,226,773
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,557,127
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,313,365
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	5,038,060
City of Akron COP, 5.00% due 12/1/2013 (Canal Park Baseball Stadium; Insured: AGM)	AA-/NR	3,000,000	3,089,040
City of Akron COP, 5.00% due 12/1/2014 (Canal Park Baseball Stadium; Insured: AGM)	AA-/NR	2,000,000	2,139,040

46    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Akron GO, 5.00% due 12/1/2018 (Various Municipal Capital Projects; Insured: AMBAC)	AA+/Aa3	$2,425,000	$2,699,946
City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	2,058,110
City of Ashland School District GO, 1.05% due 4/26/2013 (Educational Facilities)	NR/Mig1	7,495,000	7,500,022
City of Cleveland, 5.00% due 5/15/2014 (Police & Firemen’s Disability and Pension Fund)	AA/NR	1,000,000	1,051,830
City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA/A1	1,260,000	1,543,198
City of Columbus GO, 5.00% due 7/1/2014	AAA/Aaa	1,000,000	1,059,900
Cleveland Package Facilities, 5.25% due 9/15/2021 pre-refunded 10/21/2012 (Insured: AGM) (ETM)	AA-/A2	965,000	1,217,936
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA-/A2	2,035,000	2,447,637
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,193,160
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	841,715
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,203,940
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,400,480
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,421,180
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	3,435,000	3,788,324
County of Montgomery, 6.00% due 11/15/2028 pre-refunded 11/15/2014 (Miami Valley Hospital)	NR/Aa3	2,030,000	2,219,034
County of Montgomery, 6.25% due 11/15/2039 pre-refunded 11/15/2014 (Miami Valley Hospital)	NR/Aa3	2,250,000	2,468,677
Cuyahoga County, 6.00% due 1/1/2021 pre-refunded 7/1/2013 (Cleveland Clinic)	NR/NR	2,550,000	2,587,689
Cuyahoga County, 6.00% due 1/1/2021 pre-refunded 7/1/2013 (Cleveland Clinic)	AA-/Aa2	2,450,000	2,486,211
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,136,250
Franklin County Convention Facilities Authority, 4.50% due 12/1/2021 (Greater Columbus Convention Center; Insured: AMBAC)	AA/Aaa	1,000,000	1,094,010
Garfield Heights City School District GO, 5.375% due 12/15/2016 (School Improvements; Insured: Natl-Re)	NR/A1	1,625,000	1,849,380
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa2	1,000,000	1,109,460
Kent State University, 5.00% due 5/1/2020 (Insured: AGM)	AA-/Aa3	1,000,000	1,209,490
Miami University, 5.50% due 12/1/2013 (Higher Education Facility Projects; Insured: AMBAC)	A+/Aa3	1,150,000	1,190,952
Montgomery County, 5.25% due 10/1/2038 put 11/1/2013 (Catholic Health Initiatives)	AA-/Aa3	2,500,000	2,577,300
Northwestern Water & Sewer District, 5.10% due 12/1/2018 pre-refunded 12/1/2013 (Jerry City, Elmwood Water Line Project)	NR/Aa3	315,000	325,326
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear)	BBB-/Baa2	5,000,000	5,822,500
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear)	BBB-/Baa3	5,800,000	6,471,350
Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa3	7,200,000	7,428,672
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 put 6/1/2014 (Columbus Southern Power Co.)	BBB/Baa1	4,800,000	4,941,696
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re/FGIC)	AA/Aa2	4,600,000	5,102,504
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	2,070,566
Ohio State Department Administrative Services COP, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA/Aa2	1,950,000	2,116,042
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,500,000	6,157,690
Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa3	24,400,000	25,174,944
Penta Career Center COP, 4.00% due 4/1/2017 (School District Facilities Project)	NR/Aa3	1,550,000	1,713,261
RiverSouth Authority, 5.00% due 12/1/2016 (RiverSouth Area Redevelopment)	AA+/Aa2	2,380,000	2,652,391
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,982,425
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,154,520
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,163,600
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,607,540
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,240,710
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	1,250,000	1,551,525
State of Ohio GO, 4.00% due 10/1/2014 (Revitalization Project)	AA-/Aa3	2,075,000	2,189,000

Certified Semi-Annual Report    47

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	$5,000,000	$5,537,600
State of Ohio GO, 5.00% due 8/1/2015 (Higher Education Facility Projects)	AA+/Aa1	6,010,000	6,656,195
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	5,202,979
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	3,500,000	3,880,625
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA-/A1	3,415,000	4,032,466
Youngstown City School District GO, 3.00% due 12/1/2015 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,000,000	1,056,550
Youngstown City School District GO, 3.00% due 12/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,440,000	1,542,946
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,667,753
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,759,940
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,835,125
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,670,000	1,913,286
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,952,048
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,987,666
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,840,811

OKLAHOMA — 1.81%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,568,428
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	3,074,024
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,617,813
City of Tulsa GO, 2.50% due 3/1/2014 (City Capital Improvements)	AA/Aa1	2,715,000	2,771,065
Cleveland County ISD No. 29 GO, 1.50% due 3/1/2017 (Norman School District)	NR/Aa2	3,630,000	3,736,795
Cleveland County Public Facilities Authority, 4.00% due 6/1/2013 (Norman Public Schools)	A+/NR	5,215,000	5,248,011
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,453,324
Oklahoma County Finance Authority, 3.125% due 9/1/2013 (Western Heights Public Schools)	A+/NR	2,525,000	2,549,189
Oklahoma County Finance Authority, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,346,350
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,636,494
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,454,494
Oklahoma County ISD No. 1, 3.00% due 1/1/2014	A+/NR	2,880,000	2,930,890
Oklahoma County ISD No. 1 GO, 1.00% due 1/1/2016	A+/NR	4,075,000	4,122,881
Oklahoma County ISD No. 89 GO, 5.00% due 7/1/2013 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,012,440
Oklahoma DFA, 5.00% due 8/15/2017 (Integris Health System)	AA-/Aa3	4,375,000	5,076,837
Oklahoma DFA, 0.15% due 8/15/2033 put 4/1/2013 (Integris Health System; Insured: AGM; SPA: JPMorgan Chase Bank) (daily demand notes)	AA-/Aa3	50,050,000	50,050,000
Oklahoma Municipal Power Authority, 5.00% due 1/1/2014 (Insured: AGM)	A/A2	4,005,000	4,143,693
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,305,627
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	1,075,000	1,245,732
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,818,233
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	10,031,141
[b] Tulsa County ISD No. 3 GO, 2.00% due 4/1/2015 (Broken Arrow School District)	AA/NR	2,000,000	2,065,580
[b] Tulsa County ISD No. 3 GO, 2.00% due 4/1/2016 (Broken Arrow School District)	AA/NR	1,725,000	1,799,796
Tulsa Parking Authority, 3.00% due 7/1/2017	AA-/NR	1,470,000	1,570,974

OREGON — 0.18%
Clackamas County, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health Systems)	A+/A2	6,465,000	6,781,720

48    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Oregon Facilities Authority, 5.00% due 3/15/2015 (Legacy Health Systems)	A+/A2	$1,635,000	$1,766,536
Oregon Facilities Authority, 5.00% due 3/15/2016 (Legacy Health Systems)	A+/A2	1,000,000	1,112,800
Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health Systems)	A+/A2	1,100,000	1,252,537
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re/FGIC)	AA/Aa2	1,000,000	1,074,670

PENNSYLVANIA — 3.23%
Adams County IDA, 5.00% due 8/15/2014 (Gettysburg College)	A/A2	1,000,000	1,057,850
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,403,875
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,536,203
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	2,081,129
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,486,210
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	2,192,625
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,988,691
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,310,000	3,934,034
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	2,100,000	2,510,214
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	890,000	913,140
Altoona Area School District GO, 3.25% due 12/1/2016 (Insured: AGM) (State Aid Withholding)	AA-/NR	1,475,000	1,590,286
Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA-/NR	1,335,000	1,385,143
Athens Area School District GO, 2.00% due 4/15/2016 (Insured: AGM) (State Aid Withholding)	NR/A1	470,000	484,227
Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A1	2,600,000	2,780,102
Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A1	2,680,000	2,836,217
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	2,100,429
City of Philadelphia, 5.00% due 6/15/2013 (Water & Wastewater System; Insured: AGM)	AA-/A1	7,020,000	7,092,025
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA-/A1	5,570,000	6,472,229
City of Philadelphia Gas Works, 5.375% due 7/1/2014 (Insured: AGM)	AA-/A2	7,280,000	7,678,580
City of Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: AGM)	AA-/A2	3,000,000	3,165,960
City of Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB+/Baa2	1,925,000	2,037,228
City of Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AA-/A2	3,315,000	3,499,347
City of Philadelphia Gas Works, 5.00% due 7/1/2018 (Insured: AGM)	AA-/A2	1,395,000	1,587,161
City of Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/A1	905,000	932,467
City of Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA-/A1	3,000,000	3,411,450
City of Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA-/A1	2,210,000	2,465,476
City of Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AA-/A1	3,240,000	3,591,734
Commonwealth of Pennsylvania State Public School Building Authority, 5.00% due 10/1/2016 (Harrisburg Area Community College Project)	A-/NR	1,390,000	1,548,947
County of Lehigh GO, 4.00% due 11/15/2014	NR/Aa1	3,190,000	3,379,582
Cumberland Valley School District GO, 5.00% due 11/15/2018 (Insured: AGM) (State Aid Withholding)	NR/Aa3	3,590,000	3,988,634
Easttown Municipal Authority, 4.25% due 9/1/2028 pre-refunded 9/1/2013 (Valley Forge Sewer System; Insured: AGM)	NR/Aa2	1,120,000	1,138,883
Economy Borough Municipal Authority, 3.00% due 12/15/2014 (Beaver County Sewer System Project; Insured: BAM)	AA/NR	330,000	342,992
Economy Borough Municipal Authority, 3.00% due 12/15/2016 (Beaver County Sewer System Project; Insured: BAM)	AA/NR	505,000	539,532
Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System Project; Insured: BAM)	AA/NR	435,000	466,324

Certified Semi-Annual Report    49

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System Project; Insured: BAM)	AA/NR	$605,000	$683,553
Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System Project; Insured: BAM)	AA/NR	1,180,000	1,325,718
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	2,400,000	2,871,240
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,250,000	1,502,200
Montgomery County IDA, 5.00% due 8/1/2016 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,128,370
Montgomery County IDA, 5.00% due 2/1/2017 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,142,440
Montgomery County IDA, 5.00% due 2/1/2020 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,188,450
Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	547,995
Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,290,062
Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,242,086
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA-/A1	1,835,000	2,061,953
Pennsylvania Economic Development Financing Authority, 5.00% due 7/1/2016 (Pennsylvania Dept. of Labor and Industry)	AA+/Aaa	10,000,000	11,449,000
Pennsylvania Economic Development Financing Authority, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	7,750,000	8,100,068
Pennsylvania Economic Development Financing Authority, 1.75% due 12/1/2033 put 12/1/2015 (Waste Management, Inc.)	BBB/NR	2,000,000	2,036,020
Pennsylvania Economic Development Financing Authority, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/NR	14,000,000	14,599,060
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015 pre-refunded 6/1/2014 (Philadelphia University)	BBB/Baa2	1,440,000	1,515,859
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,753,264
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	5,100,000	6,163,911
Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc. Student Housing)	BBB-/Baa3	1,825,000	1,913,330
Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,233,573
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	765,000	799,226
Philadelphia Municipal Authority, 5.25% due 11/15/2017 (Lease Appropriation; Insured: AGM)	AA-/A2	2,100,000	2,164,239
Philadelphia Parking Authority, 5.00% due 9/1/2016	A/A1	1,500,000	1,679,745
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	1,020,000	1,164,432
Philadelphia School District GO, 5.00% due 9/1/2013 (State Aid Withholding)	A+/Aa3	2,000,000	2,040,520
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/Aa3	2,270,000	2,565,372
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa3	18,410,000	21,696,185
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa3	4,210,000	4,961,485
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/Aa3	2,265,000	2,681,805
Pittsburgh School District GO, 3.00% due 9/1/2013 (Insured: AGM)	AA-/Aa3	2,100,000	2,124,087
School District of the City of Erie GO, 0% due 5/1/2014 (Insured: Natl-Re) (State Aid Withholding) (ETM)	NR/Baa2	1,100,000	1,095,897
Wayne County Hospital and HFA, 2.00% due 7/1/2016 (Wayne Memorial Hospital Project; Insured: AGM)	AA-/NR	500,000	510,965
Wayne County Hospital and HFA, 2.00% due 7/1/2017 (Wayne Memorial Hospital Project; Insured: AGM)	AA-/NR	1,000,000	1,017,840
Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital Project; Insured: AGM)	AA-/NR	625,000	627,169
Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital Project; Insured: AGM)	AA-/NR	1,185,000	1,237,815

50    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
West Mifflin Area School District GO, 3.70% due 10/1/2015 (Insured: AGM) (State Aid Withholding)	AA-/A2	$2,210,000	$2,377,430
York County Solid Waste & Refuse Authority, 5.50% due 12/1/2013 (Insured: Natl-Re/FGIC)	AA/A2	6,750,000	6,981,458

RHODE ISLAND — 1.48%
Convention Center Authority, 5.25% due 5/15/2015 (Insured: Natl-Re)	NR/Baa2	1,115,000	1,153,412
Convention Center Authority, 5.00% due 5/15/2019 (Insured: AGM)	AA-/Aa3	10,000,000	10,061,600
Convention Center Authority, 5.00% due 5/15/2020 (Insured: AGM)	AA-/Aa3	6,830,000	6,863,877
[b] Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/Aa3	5,365,000	6,315,249
[b] Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/Aa3	7,310,000	8,692,248
[b] Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/Aa3	5,890,000	7,057,398
Rhode Island Economic Development Corp., 5.00% due 6/15/2014 (RIDOT Transit Improvements; Insured: AGM)	AA-/Aa3	2,000,000	2,020,240
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,565,000	1,582,497
Rhode Island State Health & Education Building Corp., 5.25% due 4/1/2015 (Johnson & Wales University; Insured: Syncora)	NR/NR	1,500,000	1,505,925
State of Rhode Island and Providence Plantations, 5.00% due 10/1/2014 (Department of Children, Youth, and Families; Insured: MBIA)	AA-/Aa3	1,000,000	1,062,500
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	6,108,000
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	10,228,220
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,397,292
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	16,535,000	20,368,309
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,163,400
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	12,126,997
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,158,710

SOUTH CAROLINA — 0.61%
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2016 (Convention Center Complex)	AA-/NR	1,560,000	1,754,298
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	BBB/Baa3	7,975,000	8,297,030
Greenville County School District, 5.25% due 12/1/2015 pre-refunded 12/1/2013 (Building Equity Sooner for Tomorrow)	AA/Aa2	1,000,000	1,034,000
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner for Tomorrow)	AA/Aa2	3,500,000	4,088,840
Greenwood County, 5.00% due 10/1/2013 (Self Regional Health Care; Insured: AGM)	AA-/A1	2,000,000	2,045,580
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/A1	1,000,000	1,108,590
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA-/A1	1,000,000	1,140,420
Lexington One School Facilities Corp., 5.00% due 12/1/2015 (Lexington County School District No. 1)	NR/Aa3	1,000,000	1,113,950
Medical University Hospital Authority, 4.85% due 8/15/2026 pre-refunded 8/15/2014 (Medical Center First Phase Expansion; Insured: Natl-Re/FHA)	NR/Baa2	4,100,000	4,348,173
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re/FGIC)	NR/Baa1	3,695,000	4,711,975
School District of Beaufort County GO, 5.00% due 3/1/2015 (Educational Capital Improvements; Insured: SCSDE)	AA/Aa1	1,000,000	1,088,520

Certified Semi-Annual Report    51

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2014 (CareAlliance Health Services; Insured: AGM)	AA-/A2	$4,000,000	$4,213,000
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2015 (CareAlliance Health Services; Insured: AGM)	AA-/A2	3,000,000	3,255,630
State of South Carolina GO, 5.00% due 4/1/2015 (Transportation Infrastructure) (State Aid Withholding)	AA+/Aaa	2,070,000	2,262,676

SOUTH DAKOTA — 0.37%
South Dakota Building Authority, 4.50% due 6/1/2016 (Insured: Natl-Re/FGIC)	AA/NR	2,000,000	2,225,780
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2015 (Regional Health)	NR/A1	1,390,000	1,540,676
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	A+/A1	1,310,000	1,445,349
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2016 (Regional Health)	NR/A1	1,000,000	1,134,560
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,460,976
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,279,971
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,576,296
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,500,101
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,000,000	1,176,550
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,778,355
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,196,350
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health Issue)	A+/A1	1,370,000	1,629,711
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,060,000	1,157,679
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	1,075,000	1,186,811
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	1,185,000	1,324,747

TENNESSEE — 0.69%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	3,200,000	3,428,608
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/Baa2	3,500,000	3,855,390
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa2	6,000,000	6,810,720
Hallsdale-Powell Utility District, 2.00% due 4/1/2014	AA/NR	1,260,000	1,281,420
Hallsdale-Powell Utility District, 3.00% due 4/1/2016	AA/NR	500,000	534,405
Metropolitan Government of Nashville & Davidson County, 6.50% due 12/1/2014 (Water and Sewer Systems) (ETM)	NR/Aaa	1,545,000	1,704,552
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	A-/Baa2	3,000,000	3,245,100
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	BB/Baa3	5,000,000	5,554,250
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	A-/Baa2	11,000,000	12,485,550
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	A-/Baa2	5,000,000	5,749,050
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	A-/Baa2	1,190,000	1,383,149

TEXAS — 7.34%
Amarillo Health Facilities Corp., 5.50% due 1/1/2015 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM)	NR/A2	1,065,000	1,140,359
Amarillo ISD GO, 2.00% due 2/1/2014 (Guaranty: PSF)	AAA/Aaa	1,180,000	1,197,983
Amarillo ISD GO, 3.00% due 2/1/2015 (Guaranty: PSF)	AAA/Aaa	1,110,000	1,164,179
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA/Aa2	1,500,000	1,770,885
Bexar Metropolitan Water District, 4.50% due 5/1/2021 (Waterworks System; Insured: Natl-Re)	A/A1	1,200,000	1,316,256
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	BBB/Baa2	4,885,000	5,266,030
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2013 (Roman Catholic Diocese of Austin)	NR/Baa2	670,000	670,214
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2014 (Roman Catholic Diocese of Austin)	NR/Baa2	890,000	923,322

52    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2015 (Roman Catholic Diocese of Austin)	NR/Baa2	$1,100,000	$1,173,403
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa2	1,370,000	1,542,319
City of Austin, 5.50% due 11/15/2013 (Electric Utility System; Insured: AMBAC)	AA-/A1	1,000,000	1,033,610
City of Austin, 5.00% due 5/15/2014 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	2,890,000	3,043,170
City of Austin, 5.00% due 5/15/2015 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	1,520,000	1,664,978
City of Austin, 5.00% due 5/15/2016 (Water and Wastewater System; Insured: Natl-Re)	AA/Aa2	1,500,000	1,675,335
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,249,602
City of Bryan, 4.00% due 7/1/2014 (Electric System)	A+/A1	1,300,000	1,358,682
City of Bryan, 5.00% due 7/1/2015 (Electric System)	A+/A1	1,150,000	1,263,321
City of Bryan, 5.00% due 7/1/2019 (Electric System)	A+/A1	8,000,000	9,127,600
City of Dallas GO, 5.00% due 2/15/2018	AA+/Aa1	2,875,000	3,120,237
City of Denton GO, 3.00% due 2/15/2014	AA/Aa2	3,325,000	3,401,442
City of Denton GO, 4.00% due 2/15/2015	AA/Aa2	3,445,000	3,667,375
City of Denton GO, 4.00% due 2/15/2016	AA/Aa2	3,535,000	3,869,199
City of Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	4,273,510
City of Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,834,723
City of Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	5,030,938
City of Houston, 5.00% due 11/15/2013 (Combined Utility System; Insured: AGM)	AA/Aa2	3,000,000	3,089,910
City of Houston, 5.00% due 9/1/2014 (Convention & Entertainment Facilities Department)	A-/A2	2,000,000	2,131,560
City of Houston, 5.00% due 9/1/2014 (Convention & Entertainment Facilities Department)	A-/A2	1,300,000	1,385,514
City of Houston, 5.00% due 7/1/2015 (Airport System)	AA-/Aa3	2,600,000	2,860,546
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,862,144
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,187,450
City of Houston, 0% due 9/1/2020 (Insured: AGM/AMBAC)	AA-/A2	3,650,000	2,907,444
City of Houston COP, 6.25% due 12/15/2014 (Water Conveyance System; Insured: AMBAC)	NR/NR	2,850,000	3,055,485
City of Laredo, 5.00% due 3/15/2014 (Sports Venue Improvement; Insured: AMBAC)	A+/A1	1,835,000	1,911,868
City of Laredo, 5.00% due 3/15/2015 (Sports Venue Improvement; Insured: AMBAC)	A+/A1	1,930,000	2,081,408
City of Laredo GO, 5.00% due 2/15/2018 (Insured: Natl-Re)	AA/Aa2	2,000,000	2,316,560
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word Project)	NR/A3	3,620,000	4,284,415
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word Project)	NR/A3	1,000,000	1,191,360
City of Richardson GO, 5.00% due 2/15/2014 (Insured: Natl-Re)	AAA/Aaa	3,000,000	3,123,840
City of San Antonio, 5.00% due 2/1/2022 (CPS Energy)	AA/Aa1	20,000,000	24,876,400
City of San Antonio GO, 4.00% due 2/1/2015 (City Public Facility Improvements)	AAA/Aaa	1,000,000	1,065,800
City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,768,565
City of Weslaco GO, 5.25% due 2/15/2019 (Waterworks and Sewer System; Insured: Natl-Re)	A-/A3	2,835,000	3,222,885
Collin County GO, 5.00% due 2/15/2016 (Road and Highway Construction)	AAA/Aaa	1,465,000	1,645,444
[a] Corpus Christi Business & Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A2	625,000	731,256
County of Dallas GO, 5.00% due 8/15/2013	AAA/Aaa	1,000,000	1,018,400
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	4,662,290
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	6,050,512
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,160,000	1,328,525
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,260,000	1,443,053
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	1,935,000	2,203,075
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	2,035,000	2,316,929
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	BBB+/A3	2,175,000	2,456,075
Dallas-Fort Worth International Airport, 5.00% due 11/1/2013	A+/A2	1,175,000	1,208,018
Dallas-Fort Worth International Airport, 5.00% due 11/1/2014	A+/A2	1,300,000	1,395,121
Dallas-Fort Worth International Airport, 5.00% due 11/1/2015	A+/A2	3,370,000	3,737,364
Decatur ISD GO, 3.00% due 8/15/2015 (Wise County; Guaranty: PSF)	AAA/NR	1,710,000	1,815,866

Certified Semi-Annual Report    53

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Grayson County GO, 1.625% due 1/1/2017 (State Highway Toll System)	AA/Aa2	$1,200,000	$1,233,876
Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,300,740
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,695,310
Guadalupe-Blanco River Authority PCR, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa2	5,000,000	5,726,550
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area System; Insured: AMBAC)	A/NR	2,265,000	2,418,205
Harris County Cultural Education Facilities Finance Corp., 0.14% due 9/1/2031 put 4/1/2013 (Texas Medical Center; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	10,290,000	10,290,214
Harris County Cultural Educational Facilities Finance Corp., 5.00% due 11/15/2015 (Texas Medical Center Central Heating and Cooling Services Corp. Project)	AA/Aa3	1,450,000	1,617,185
Harris County Cultural Educational Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating and Cooling Services Corp. Project)	AA/Aa3	1,365,000	1,653,698
Harris County Cultural Educational Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating and Cooling Services Corp. Project)	AA/Aa3	1,000,000	1,230,310
Harris County GO, 4.00% due 10/1/2015 (County Permanent Improvements)	AAA/NR	2,995,000	3,263,052
Harris County GO, 5.00% due 10/1/2015 (County Permanent Improvements)	AAA/NR	4,000,000	4,457,720
Harris County Health Facilities Development Corp., 5.00% due 11/15/2015 pre-refunded 11/15/2013 (Texas Medical Center Central Heating and Cooling Services Corp. Project; Insured: Natl-Re)	AA/Aa3	1,500,000	1,544,520
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (CHRISTUS Health System; Insured: AGM)	AA-/A1	5,860,000	6,627,660
Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Healthcare System; LOC: JPMorgan Chase Bank)	A+/A1	1,245,000	1,643,910
Harris County Hospital District, 5.00% due 2/15/2014 (Insured: Natl-Re)	A/A2	1,275,000	1,320,492
Harris County Hospital District, 5.00% due 2/15/2017 (Insured: Natl-Re)	A/A2	1,500,000	1,683,360
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,141,670
Houston ISD GO, 5.00% due 2/15/2014 (Harris County School Buildings)	AA+/Aaa	2,000,000	2,083,320
Houston ISD GO, 5.00% due 2/15/2015 (Harris County School Buildings)	AA+/Aaa	2,450,000	2,659,230
Houston ISD GO, 3.00% due 7/15/2015 (Harris County School Buildings)	AA+/Aaa	2,000,000	2,118,680
Houston ISD GO, 1.50% due 6/1/2036 put 6/1/2015 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,180,400
Houston ISD GO, 2.00% due 6/1/2037 put 6/1/2016 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,351,100
Houston ISD Public Facility Corp., 0% due 9/15/2014 (West Side High School; Insured: AMBAC)	AA/Aa2	6,190,000	6,125,314
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	2,003,995
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	927,650
Kerrville Health Facilities Development Corp., 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB-/NR	4,000,000	4,214,520
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/Aa1	2,210,000	2,220,122
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	8,500,000	8,966,650
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,295,200
North Texas University, 5.00% due 4/15/2014	NR/Aa2	1,250,000	1,311,338
North Texas University, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,543,445
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Educational Facilities Improvements; Guaranty: PSF)	AAA/NR	19,195,000	19,245,291
Nueces River Authority, 5.00% due 7/15/2015 (City of Corpus Christi Lake Texana Project; Insured: AGM)	AA-/Aa3	1,000,000	1,100,080
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,148,730
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	3,009,668
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,917,837
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	2,000,000	2,206,960
State of Texas, 2.50% due 8/30/2013 (General Revenue Fund Cash Management)	SP-1+/Mig1	118,000,000	119,159,940
Tarrant County Cultural Educational Facilities Finance Corp., 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A/A1	2,280,000	2,594,891

54    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tarrant County Cultural Educational Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A/A1	$2,000,000	$2,339,120
Tarrant County Cultural Educational Facilities Finance Corp., 0.15% due 10/1/2041 put 4/1/2013 (Methodist Hospitals of Dallas; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	3,790,000	3,790,000
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: Natl-Re)	A+/A2	1,000,000	998,550
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA-/A2	10,000,000	11,769,900
Texas Public Finance Authority, 5.00% due 1/1/2014 (Unemployment Compensation)	AAA/Aaa	5,000,000	5,181,750
Texas Public Finance Authority, 5.00% due 7/1/2014 (Unemployment Compensation)	AAA/Aaa	5,000,000	5,298,850
Texas Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,305,000	1,395,397
Texas Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,450,000	1,605,542
Texas Public Finance Authority, 5.00% due 7/1/2017 (Unemployment Compensation)	AAA/Aaa	15,500,000	17,344,655
Tyler Junior College District GO, 4.00% due 2/15/2015 (Higher Education Building Projects)	AA+/NR	1,300,000	1,386,021
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB/NR	1,370,000	1,490,601
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,781,892
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	2,134,287
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,238,150
Waco Health Facilities Development Corp., 4.00% due 9/1/2013 (Hillcrest Health System; Insured: Natl-Re) (ETM)	NR/NR	1,000,000	1,015,150
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	A+/A1	2,140,000	2,427,060
Ysleta ISD GO, 2.00% due 8/15/2014 (Guaranty: PSF)	AAA/Aaa	3,115,000	3,188,888

U.S. VIRGIN ISLANDS — 0.19%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	7,690,000	8,991,994
Virgin Islands Water & Power Authority, 4.75% due 7/1/2015	BBB-/Baa2	1,000,000	1,062,450
Virgin Islands Water & Power Authority, 4.75% due 7/1/2016	BBB-/Baa2	1,225,000	1,330,313
Virgin Islands Water & Power Authority, 4.75% due 7/1/2017	BBB-/Baa2	1,300,000	1,422,317

UTAH — 0.71%
Intermountain Power Agency, 5.00% due 7/1/2013	A+/A1	5,250,000	5,315,730
Intermountain Power Agency, 5.25% due 7/1/2014 (Insured: Natl-Re)	A+/Baa2	2,300,000	2,444,831
Intermountain Power Agency, 5.25% due 7/1/2017 pre-refunded 7/1/2013	A+/A1	4,300,000	4,355,814
Murray City, 0.14% due 5/15/2037 put 4/1/2013 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	35,035,000	35,035,000

VERMONT — 0.34%
Vermont Colleges GO, 4.00% due 7/1/2017	A+/NR	5,375,000	5,999,091
Vermont Economic Development Authority, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/A3	14,250,000	16,767,548

VIRGINIA — 0.41%
Arlington County IDA, 5.00% due 8/1/2013 (County Capital Projects)	AA+/Aa1	1,325,000	1,346,558
City of Portsmouth GO, 5.00% due 7/1/2017 (Insured: AGM)	AA/Aa2	2,000,000	2,116,260
Fairfax County EDA, 5.00% due 8/1/2016 (Wiehle Avenue Metrorail Station Parking Project)	AA+/Aa2	2,600,000	2,927,366
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	5,000,000	5,453,400
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health Systems Project)	AA+/Aa2	5,500,000	6,308,885
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health Systems Project)	AA+/Aa2	5,000,000	6,151,300
Upper Occoquan Sewage Authority, 5.00% due 7/1/2013 (Sewerage System; Insured: AGM)	AAA/Aa1	1,000,000	1,012,360

Certified Semi-Annual Report    55

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Virginia Commonwealth University Health System Authority, 0.15% due 7/1/2030 put 4/1/2013 (Medical College of Virgina Critical Care Hospital; Insured: AMBAC; LOC: Wells Fargo & Company) (daily demand notes)	AA-/Aa3	$500,000	$500,000
Virginia Public Building Authority, 5.00% due 8/1/2014 (Public Facilities Projects)	AA+/Aa1	1,300,000	1,320,709

WASHINGTON — 1.91%
Bremerton School District No. 100C GO, 0% due 12/1/2015 (Insured: AGM)	NR/Aa1	1,270,000	1,241,514
Energy Northwest, 5.00% due 7/1/2013 (Bonneville Power Administration Project 1)	AA-/Aa1	3,835,000	3,882,822
Energy Northwest, 5.00% due 7/1/2014 (Wind Project; Insured: AMBAC)	A/A2	2,575,000	2,712,273
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	6,436,166
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,883,150
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 (Insured: Natl- Re/FGIC)	AA+/Aa1	2,000,000	2,248,960
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re/FGIC)	A/A1	5,000,000	5,987,200
Seattle Municipal Light & Power, 5.00% due 2/1/2016	AA-/Aa2	1,000,000	1,125,020
Seattle Municipal Light & Power, 5.00% due 2/1/2017	AA-/Aa2	2,000,000	2,323,000
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,124,200
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,442,822
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	2,047,340
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,907,016
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,818,618
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,420,269
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,139,010
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,145,010
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,142,230
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,137,870
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	2,063,987
Snohomish County Public Utilities District, 5.00% due 12/1/2015 pre-refunded 6/1/2014 (Insured: AGM)	AA-/Aa3	5,015,000	5,292,630
State of Washington COP, 5.00% due 7/1/2016 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,415,000	2,754,380
State of Washington COP, 5.00% due 7/1/2017 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,555,000	2,995,738
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	3,188,487
State of Washington COP, 5.00% due 7/1/2019 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,207,310
State of Washington COP, 5.00% due 7/1/2020 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,997,021
State of Washington COP, 5.00% due 7/1/2021 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,818,000
State of Washington COP, 5.00% due 7/1/2022 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,678,900
State of Washington GO, 5.00% due 7/1/2015 (Public Highway, Bridge, Ferry Capital and Operating Costs)	AA+/Aa1	5,355,000	5,904,369
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl- Re/FGIC)	AA+/Aa1	4,000,000	3,775,080
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl- Re/FGIC)	AA+/Aa1	3,000,000	2,743,230
State of Washington GO, 0% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,708,396
State of Washington Public Power Supply Systems, 0% due 7/1/2013 (Nuclear Project No. 3; Insured: Natl-Re/IBC)	AA-/Aa1	1,760,000	1,758,909

56    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Washington Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Project No. 3; Insured: Natl-Re/IBC)	AA-/Aa1	$3,000,000	$2,959,350
Washington Health Care Facilities Authority, 5.00% due 7/1/2013 (Overlake Hospital Medical Center; Insured: AGM)	AA-/A2	1,000,000	1,011,650
Washington Health Care Facilities Authority, 5.00% due 8/15/2013 (Multicare Health Systems)	AA-/A1	1,250,000	1,271,750
Washington Health Care Facilities Authority, 5.00% due 8/15/2014 (Multicare Health Systems)	AA-/A1	1,500,000	1,583,985
Washington Health Care Facilities Authority, 5.00% due 8/15/2015 (Multicare Health Systems)	AA-/A1	2,000,000	2,180,680
Washington Health Care Facilities Authority, 5.00% due 8/15/2016 (Multicare Health Systems)	AA-/A1	2,075,000	2,324,643
Washington Health Care Facilities Authority, 5.375% due 12/1/2016 (Group Health Cooperative of Puget Sound; Insured: AMBAC)	BB+/NR	2,000,000	2,005,040
Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A-/A2	1,245,000	1,402,393
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (Multicare Health Systems)	AA-/A1	1,000,000	1,147,790
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242)	AA-/NR	7,935,000	9,314,262
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (Multicare Health Systems)	AA-/A1	2,000,000	2,335,140
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A-/A2	1,050,000	1,207,395
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A-/A2	1,000,000	1,137,090

WEST VIRGINIA — 0.26%
City of Clarksburg, 5.25% due 9/1/2019 (Insured: Natl-Re/FGIC)	NR/NR	1,425,000	1,444,922
Kanawha, Mercer, Nicholas Counties Single Family Mtg, 0% due 2/1/2015 pre-refunded 2/1/2014	NR/Aaa	2,260,000	2,025,638
Mason County PCR, 2.00% due 10/1/2022 put 10/1/2014 (Appalachian Power Co.)	NR/Baa2	1,500,000	1,524,660
Monongalia County Building Commission, 5.25% due 7/1/2020 (Monongalia General Hospital)	A-/NR	3,880,000	4,101,315
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,015,710
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,015,710
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,211,130
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,219,990
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,833,015
West Virginia University, 0% due 4/1/2013 (Insured: AMBAC)	A+/Aa3	2,000,000	1,999,940

WISCONSIN — 0.99%
City of La Crosse GO, 2.00% due 12/1/2013	AA/NR	1,400,000	1,416,450
City of New Lisbon, 4.50% due 6/1/2016 pre-refunded 6/1/2013 (Electric System Improvements)	NR/NR	100,000	100,732
City of New Lisbon, 4.65% due 6/1/2018 pre-refunded 6/1/13 (Electric System Improvements)	NR/NR	110,000	110,834
City of New Lisbon, 4.70% due 6/1/2019 pre-refunded 6/1/13 (Electric System Improvements)	NR/NR	115,000	115,882
City of New Lisbon, 4.80% due 6/1/2020 pre-refunded 6/1/13 (Electric System Improvements)	NR/NR	120,000	120,941
Fox Valley Technical College District GO, 2.00% due 12/1/2014 (Higher Education Facility Projects)	NR/Aaa	4,520,000	4,648,368
Fox Valley Technical College District GO, 3.00% due 12/1/2015 (Higher Education Facility Projects)	NR/Aaa	4,515,000	4,817,415
State of Wisconsin, 5.00% due 7/1/2015 (Petroleum Environmental Cleanup Fund Award Program)	AA/Aa2	4,000,000	4,397,000
State of Wisconsin GO, 5.00% due 5/1/2016 (General Governmental Purposes; Insured: Natl-Re)	AA/Aa2	1,665,000	1,750,914
Village of Union Grove GO, 5.05% due 12/1/2019 pre-refunded 12/1/2013 (Tax Incremental District No. 3 Community Development)	NR/NR	130,000	134,263
Western Technical College District, 1.50% due 3/5/2014 (District’s Master Facilities Plan)	SP-1+/NR	10,000,000	10,024,100

Certified Semi-Annual Report    57

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2014 (Aurora Health Care, Inc.)	NR/A3	$4,265,000	$4,511,943
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2015 (Aurora Health Care, Inc.)	NR/A3	4,100,000	4,481,874
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A3	3,695,000	4,145,605
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,295,000	1,473,205
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Health Care, Inc.)	A-/A3	1,000,000	1,144,060
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A3	5,025,000	5,754,831
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Health Care, Inc.)	A-/A3	1,855,000	2,160,611
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Health Care, Inc.)	A-/A3	1,000,000	1,177,550
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Health Care, Inc.)	A-/A3	2,110,000	2,498,050
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,295,902
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	2,575,000	3,114,797
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,899,776
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A3	4,500,000	4,995,540

TOTAL INVESTMENTS — 96.69% (Cost $6,149,152,563)			$6,438,245,068
OTHER ASSETS LESS LIABILITIES — 3.31%			220,164,645

NET ASSETS — 100.00%			$6,658,409,713

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority

EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Association

58    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Portfolio Abbreviations (continued)

GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
NCSL	National Conference of State Legislature

Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SCSDE	Insured by South Carolina Department of Education
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Semi-Annual Report    59

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $6,149,152,563) (Note 2)	$6,438,245,068
Cash	143,852,009
Receivable for investments sold	29,983,151
Receivable for fund shares sold	29,285,283
Interest receivable	71,249,024
Prepaid expenses and other assets	183,100

Total Assets	6,712,797,635

LIABILITIES
Payable for investments purchased	36,215,728
Payable for fund shares redeemed	13,804,149
Payable to investment advisor and other affiliates (Note 3)	2,818,277
Accounts payable and accrued expenses	378,551
Dividends payable	1,171,217

Total Liabilities	54,387,922

NET ASSETS	$6,658,409,713

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,177,027)
Net unrealized appreciation on investments	289,092,505
Accumulated net realized gain (loss)	(1,944,155)
Net capital paid in on shares of beneficial interest	6,372,438,390

$6,658,409,713

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($2,286,072,480 applicable to 155,753,053 shares of beneficial interest outstanding - Note 4)	$14.68
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.90

Class C Shares:
Net asset value and offering price per share* ($ 854,882,243 applicable to 58,137,472 shares of beneficial interest outstanding - Note 4)	$14.70

Class I Shares:
Net asset value, offering and redemption price per share ($3,517,454,990 applicable to 239,614,457 shares of beneficial interest outstanding - Note 4)	$14.68

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

60    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $36,630,876)	$79,691,933

EXPENSES:
Investment advisory fees (Note 3)	8,466,106
Administration fees (Note 3)
Class A Shares	1,385,441
Class C Shares	509,606
Class I Shares	818,620
Distribution and service fees (Note 3)
Class A Shares	2,770,882
Class C Shares	2,056,182
Transfer agent fees
Class A Shares	326,425
Class C Shares	159,168
Class I Shares	343,948
Registration and filing fees
Class A Shares	46,332
Class C Shares	17,239
Class I Shares	79,635
Custodian fees (Note 3)	332,733
Professional fees	63,171
Accounting fees	92,155
Trustee fees	106,200
Other expenses	251,821

Total Expenses	17,825,664
Less:
Fees paid indirectly (Note 3)	(56,897)

Net Expenses	17,768,767

Net Investment Income	61,923,166

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,148,289
Net change in unrealized appreciation (depreciation) on investments	(10,150,785)
Net Realized and Unrealized Loss	(9,002,496)

Net Increase in Net Assets Resulting from Operations	$52,920,670

See notes to financial statements.

Certified Semi-Annual Report    61

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$61,923,166	$116,928,261
Net realized gain (loss) on investments	1,148,289	(253,680)
Net unrealized appreciation (depreciation) on investments	(10,150,785)	109,312,126

Net Increase (Decrease) in Net Assets Resulting from Operations	52,920,670	225,986,707

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(20,228,540)	(40,670,113)
Class C Shares	(6,364,589)	(11,881,023)
Class I Shares	(35,330,037)	(64,377,125)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	157,553,823	441,112,029
Class C Shares	79,037,874	237,635,398
Class I Shares	437,382,202	801,326,547

Net Increase in Net Assets	664,971,403	1,589,132,420

NET ASSETS:
Beginning of Period	5,993,438,310	4,404,305,890

End of Period	$6,658,409,713	$5,993,438,310

*	Unaudited

See notes to financial statements.

62    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use

Certified Semi-Annual Report    63

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$6,438,245,068	$—	$6,438,245,068	$—

Total Investments in Securities	$6,438,245,068	$—	$6,438,245,068	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

64    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned commissions aggregating $20,622 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $51,114 from redemptions of Class C shares of the Fund.

Certified Semi-Annual Report    65

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $56,897.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	28,017,774	$411,757,270	54,107,919	$787,098,134
Shares issued to shareholders in reinvestment of dividends	1,194,819	17,560,299	2,233,518	32,542,776
Shares repurchased	(18,493,539)	(271,763,746)	(25,997,455)	(378,528,881)

Net increase (decrease)	10,719,054	$157,553,823	30,343,982	$441,112,029

Class C Shares
Shares sold	9,890,625	$145,663,179	21,938,370	$320,066,110
Shares issued to shareholders in reinvestment of dividends	350,161	5,155,750	617,961	9,021,510
Shares repurchased	(4,876,503)	(71,781,055)	(6,273,080)	(91,452,222)

Net increase (decrease)	5,364,283	$79,037,874	16,283,251	$237,635,398

Class I Shares
Shares sold	58,039,639	$853,160,014	86,658,506	$1,262,228,836
Shares issued to shareholders in reinvestment of dividends	2,142,268	31,487,666	3,667,418	53,444,458
Shares repurchased	(30,438,341)	(447,265,478)	(35,332,908)	(514,346,747)

Net increase (decrease)	29,743,566	$437,382,202	54,993,016	$801,326,547

66    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,379,114,237 and $347,185,494, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,149,152,563

Gross unrealized appreciation on a tax basis	$293,778,137
Gross unrealized depreciation on a tax basis	(4,685,632)

Net unrealized appreciation (depreciation)on investments (tax basis)	$289,092,505

At March 31, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $409,196. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2015	$2,478,154
2016	192,444

$2,670,598

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    67

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period )+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income ( Loss)	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions(%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$14.70	0.13	(0.02)	0.11	(0.13)	—	(0.13)	$14.68	1.83	(d)	0.70	(d)	0.70	(d)	0.70	(d)	0.78	6.20	$2,286.073
2012(c)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13		0.72		0.72		0.72		4.36	12.72	$2,131,540
2011(c)	$14.27	0.36	0.12	0.48	(0.36)	—	(0.36)	$14.39	2.53		0.74		0.74		0.74		3.43	16.15	$1,649,965
2010(c)	$14.00	0.37	0.28	0.65	(0.38)	—	(0.38)	$14.27	2.66		0.78		0.78		0.78		4.70	12.57	$1,613,582
2009(c)	$13.22	0.47	0.78	1.25	(0.47)	—	(0.47)	$14.00	3.50		0.86		0.86		0.86		9.67	12.18	$1,040,628
2008(c)	$13.49	0.48	(0.27)	0.21	(0.48)	—	(0.48)	$13.22	3.54		0.89		0.88		0.89		1.54	17.78	$705,238
Class C Shares
2013(b)	$14.72	0.11	(0.02)	0.09	(0.11)	—	(0.11)	$14.70	(1.56	)(d)	0.97	(d)	0.97	(d)	0.97	(d)	0.64	6.20	$854,886
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85		0.99		0.99		0.99		4.08	12.72	$777,026
2011	$14.30	0.32	0.11	0.43	(0.32)	—	(0.32)	$14.41	2.27		1.00		1.00		1.00		3.08	16.15	$525,923
2010	$14.02	0.33	0.29	0.62	(0.34)	—	(0.34)	$14.30	2.36		1.05		1.05		1.55		4.48	12.57	$481,808
2009	$13.24	0.43	0.79	1.22	(0.44)	—	(0.44)	$14.02	3.21		1.13		1.13		1.63		9.37	12.18	$206,952
2008	$13.51	0.44	(0.27)	0.17	(0.44)	—	(0.44)	$13.24	3.26		1.17		1.16		1.67		1.26	17.78	$99,972
Class I Shares
2013(b)	$14.70	0.16	(0.02)	0.14	(0.16)	—	(0.16)	$14.68	2.16	(d)	0.37	(d)	0.37	(d)	0.37	(d)	0.94	6.20	$3,517,455
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46		0.39		0.39		0.39		4.71	12.72	$3,084,872
2011	$14.27	0.41	0.12	0.53	(0.41)	—	(0.41)	$14.39	2.87		0.40		0.40		0.40		3.78	16.15	$2,228,418
2010	$14.00	0.41	0.28	0.69	(0.42)	—	(0.42)	$14.27	2.98		0.44		0.44		0.44		5.04	12.57	$1,890,196
2009	$13.22	0.51	0.79	1.30	(0.52)	—	(0.52)	$14.00	3.81		0.53		0.53		0.53		10.03	12.18	$865,827
2008	$13.49	0.52	(0.27)	0.25	(0.52)	—	(0.52)	$13.22	3.88		0.55		0.55		0.55		1.88	17.78	$437,393

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

68 Certified Semi-Annual Report	Certified Semi-Annual Report 69

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses paid During period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,007.80	$3.51
Hypothetical*	$1,000.00	$1,021.43	$3.54
Class C Shares
Actual	$1,000.00	$1,006.40	$4.83
Hypothetical*	$1,000.00	$1,020.11	$4.87
Class I Shares
Actual	$1,000.00	$1,009.40	$1.85
Hypothetical*	$1,000.00	$1,023.09	$1.86

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; C: 0.97%; I: 0.37%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

70    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    71

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

72    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    73

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    75

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1072

Thornburg Investment Management®

Thornburg
Intermediate Municipal Fund

Informational Brochure and Semi-Annual Report – March 31, 2013

Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future,
without spending a dime.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

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IMPORTANT INFORMATION, CONTINUED

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

4    This page is not part of the Semi-Annual Report.

THORNBURG INTERMEDIATE MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00% . The total annual fund operating expense of Class A shares is 0.93%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A shares from July 22, 1991 through March 31, 2013

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without sales charge	4.88%	5.76%	5.45%	4.23%	5.29%
With sales charge	2.81%	5.05%	5.01%	4.02%	5.19%

30-Day Yields, A Shares

As of March 31, 2013

Annualized Distribution Yield	SEC Yield
2.13%	1.11%

Key Portfolio Attributes

As of March 31, 2013

Number of Bonds	458

Effective Duration	5.0 Yrs

Average Maturity	7.1 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

This page is not part of the Semi-Annual Report.    5

Thornburg Intermediate Municipal Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

LETTER TO SHAREHOLDERS

April 18, 2013

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares was unchanged at the six-month period ended March 31, 2013. If you were with us for the entire period, you received dividends of 17.4 cents per share. If you reinvested your dividends, you received 17.5 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund slightly outperformed the Index, with a total return of 1.22% at NAV over the six months ended March 31, 2013, compared to the 0.89% for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

Our relative overweight to revenue sectors and middle-tier investment grade credits and underweight to the general-obligation sector explained much of our outperformance for the period, as did our higher exposure to local government credits in once out-of-favor states such as California, Michigan and Illinois. The Fund also benefitted from our concerted migration away from higher-duration positions into more price-stable bonds maturing inside of five years.

Guided by limited buying opportunity sets, being comparatively short and liquid these last six months has only benefitted the Fund’s relative performance. Since yields bottomed in the fall of 2012, we mindfully took advantage of opportunities to reduce the Fund’s risk exposure, even liquidating a few of our weakest credits into an identifiable yield grab at attractive premiums. Aware that the “risk-off” trade comes at a certain cost, the Fund’s dividend yield remains comfortably above average within both its Lipper and Morningstar competitive group.

Market opportunities have diminished over the last two years. Contrasting today’s market to where we were this time in 2011, several metrics are apparent. The 10-year risk-free rate has declined by 110 basis points, term spreads between one-year and 10-year bonds declined 90 basis points, and credit spreads between AAA and single-A narrowed another 22 basis points. During the fourth calendar quarter of 2012, inflation-adjusted municipal yields reached their lowest levels in over thirty years. Not isolated to the municipal market space, fixed income as a broad asset class has been overvalued for several quarters now.

Among the particular virtues of the Fund’s investment strategy is its relative flexibility in managing exposure along the risk curve. In the past, when we’ve found ourselves in markets of opportunity – the banking crisis of 2008 and the Meredith Whitney event of 2010, for example – we maintained flexibility and exercised the discipline to migrate further out along the risk curve, adding to our duration and credit exposure, and locking in attractive rates we were then able to carry forward to future years. Conversely, when we find ourselves in markets of limited opportunity, such as the one

Certified Semi-Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

we’re in, when yields reach a trough and asset prices appear overvalued, we appropriately exercise discipline to migrate toward a more defensive posture.

Over the last six months we’ve reduced the portfolio duration of the Thornburg Intermediate Municipal Fund from 5.62 years to 5.03 years. Measured against the Fund’s historical duration average, the duration as of March 31, 2013 is positioned at the low end of its normal range. Subject to market conditions, we are prepared to reduce the Fund’s duration further into bearish territory.

Investors who have been with us through the years are rarely surprised to see us adopt a contrarian approach to the market. Recently, as we’ve observed market participants chase after yield and take on risk without much consideration of the cost, we’ve mindfully taken the opportunity to build relatively higher quality and liquidity back into the Fund, redoubling our efforts managing credit risk, and deferring some of our risk asset purchases to future dates. We believe there will be better opportunities to invest in longer-term, higher-duration, risk assets. That time is not the present. When the time does come, however, we believe the Fund to be well positioned to capitalize on market weakness.

With economic health indicators mixed to slightly positive, it’s still not apparent when we will see an end to federal stimulus. Quantitative easing should remain intact through the next quarter, with some likelihood of extending into 2014, dependent on labor conditions. Through March 31, 2013, we’ve seen 30 consecutive months in employment growth. It’s important to put that into proper perspective however; as of December 2012, total non-farm payrolls are still below where they were at the beginning of the Great Recession in 2007 (Chart I).

Declining growth in non-farm payrolls paired with a falling labor participation rate tempers our optimism with awareness that we still have a way to go before the Federal Reserve (Fed) removes its anchor

Chart I: Non-farm Employment in Selected Recessions

8     Certified Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

on short-term rates. Now is a good time to remind investors that income drives sustainable returns, not artificial constraints on interest rates, not momentum buying, nor chasing after prior years’ performance.

While private sector employment has fueled job growth over the last three years, state and local governments have been steadily eliminating jobs (Chart II). As reflected in recent Bureau of Labor Statistics data, cuts in state and local government employment have been far more severe than in any other recession during the last 40 years, evidenced by a 3% cumulative decline. While government employment cuts of this nature have their place, and are lauded among champions of fiscal conservatism, high unemployment stemming from the private and public sector remains an economic headwind.

Total state tax collections grew for the eleventh quarter through September 2012, providing some measure of support to

Chart II: State and Local Government Employment in Selected Recessions

Chart III: State Tax Revenue Since the Start of the Recession

Four-Quarter Moving Average, Adjusted for Inflation

Certified Semi-Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

credit fundamentals in the municipal market (Chart III). However, inflation-adjusted tax receipts are still more than 3% below pre-recession levels. The annual growth rate in tax collections at the state level, while still positive, has declined the last several quarters to an average of 1.5 percent for the four quarters leading up to September 30, 2012. This is down significantly from the annual growth rate through September 30, 2011 of 6.6 percent.

Chart IV: State Sales Tax Revenue Since the Start of the Recession

Four-Quarter Moving Average, Adjusted for Inflation

At the local government level, tax collections have been slow to recover in recent years due primarily to lags in assessed property values. As we’ve seen in recent years, property taxes based on assessed values often lead to less pronounced but protracted periods of revenue decline following sharp declines in real estate prices. Fortunately, the rate of decline in assessed valuations has lessened nationwide, and in several regions growth is trending positive. From what we can glean from a recent uptrend in housing market values, we could reasonably anticipate this will provide some support to revenue growth in the years ahead.

While many of the fiscal trends impacting state and local governments have been positive and steady, the road to recovery has still been very slow. By no means are municipalities out of the woods. Governments remain vulnerable to sluggish or negative economic growth, especially taking into consideration that many municipal governments have yet to replenish cash reserves and rainy day funds. Many have exhausted one-time revenue sources, and recent cuts to essential and non-essential government functions may limit flexibility to control expenses going forward.

We remind investors of the importance of maintaining an appropriate holding period. For the Thornburg Intermediate Municipal Fund, we believe a holding period of at least three to four years will make it easier to navigate through any potentially rough waters that may lie ahead.

10     Certified Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of 305 diversified municipal obligors. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering is intended to accomplish two goals. First, the staggered maturities of a laddered structure reduce interest-rate risk and should dampen the Fund’s price volatility. Laddering also reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher.

Chart V: Percent of Portfolio Maturing

As of 3/31/13. Percentages vary over time.

Data may not add up to 100% due to rounding.

We continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.25%
Alabama Drinking Water Finance Authority, 5.25% due 8/15/2015 (Insured: AMBAC)	NR/NR	$1,200,000	$1,309,284
Alabama Public School & College Authority, 5.00% due 5/1/2016	NR/Aa1	2,000,000	2,266,980
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A2	2,000,000	2,052,620
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,391,313
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2014	AAA/Aa1	1,310,000	1,376,993
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,577,972
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2025	A+/A1	2,000,000	2,234,000
ALASKA — 0.53%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: Natl-Re/FGIC)	AA/Aa2	2,470,000	2,672,762
City of Valdez Alaska, 5.00% due 1/1/2014 (BP Pipelines (Alaska), Inc. Project)	A/A2	500,000	516,850
City of Valdez Alaska, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	2,000,000	2,430,740
ARIZONA — 2.69%
Arizona Board of Regents for the Benefit of the University of Arizona, 5.00% due 8/1/2024 (Stimulus Plan for Economic and Educational Development)	AA-/Aa3	1,635,000	1,931,671
Arizona Board of Regents for the Benefit of the University of Arizona COP, 5.00% due 6/1/2013 (Institute for Biomedical Science & Biotechnology and Medical Research Building Projects; Insured: AMBAC)	AA-/Aa3	500,000	503,895
Arizona HFA, 5.00% due 7/1/2017 (Catholic Health Care West)	A/A3	1,450,000	1,660,815
Arizona State University Energy Management LLC, 5.00% due 7/1/2017 (Tempe Campus Project)	AA-/A1	465,000	535,308
City of Flagstaff GO, 2.00% due 7/1/2014 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	160,000	163,128
City of Flagstaff GO, 1.75% due 7/1/2015 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	165,000	169,137
City of Flagstaff GO, 1.75% due 7/1/2016 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	205,772
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	700,000	755,419
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	479,224
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	226,798
City of Tucson GO, 9.75% due 7/1/2013 (ETM)	AA-/NR	500,000	512,225
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	4,630,000	5,137,494
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,162,930
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	2,073,360
Salt Verde Financial Corporation, 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	2,000,000	2,322,000
Salt Verde Financial Corporation, 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	735,000	855,467
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA-/A1	7,280,000	8,736,291
University Medical Center Corp. GO, 5.00% due 7/1/2015 (UMCC Health Care Facilities)	BBB+/Baa1	1,000,000	1,084,630

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CALIFORNIA — 8.45%
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA-/NR	$2,000,000	$2,197,980
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A3	3,000,000	3,411,960
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,157,840
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,139,600
California HFFA, 5.25% due 3/1/2027 (Catholic Health Care)	A/A3	5,250,000	6,004,687
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	A/NR	1,500,000	1,661,205
California PCR Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB/Baa3	2,000,000	2,247,760
California State Housing Finance Agency, 4.55% due 2/1/2015 (Home Mtg; Insured: FGIC)	BBB/Baa2	2,640,000	2,730,024
California State Public Works Board, 5.00% due 6/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	2,000,000	2,342,940
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A-/A2	2,500,000	2,791,700
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: California Mtg Insurance)	A/NR	1,050,000	1,258,688
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,045,000	7,450,792
Carson Redevelopment Agency, 6.25% due 10/1/2022 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,867,309
Carson Redevelopment Agency, 6.375% due 10/1/2024 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,536,080
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	4,000,000	4,091,800
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA-/A1	1,245,000	1,430,804
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA-/A1	1,000,000	1,148,970
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	680,000	765,510
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re/FGIC)	NR/A1	1,000,000	1,203,500
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	A+/Baa2	1,165,000	1,445,544
Golden West Schools Financing Authority, 0% due 8/1/2018 pre-refunded 8/1/2013 (Insured: Natl-Re)	NR/Baa2	2,140,000	1,568,192
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	5,000,000	5,155,250
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A/NR	1,120,000	1,277,170
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA-/A2	1,120,000	1,199,710
M-S-R Energy Authority, 6.125% due 11/1/2029	A-/NR	2,500,000	3,137,525
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AA-/NR	1,095,000	793,568
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AA-/NR	1,100,000	689,821
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	1,330,863
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/Ba1	2,400,000	2,619,408
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/Ba1	1,175,000	1,290,949
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities Improvements; Insured: Natl-Re/FGIC)	AA/Aa1	3,000,000	2,690,310
Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa2	900,000	647,073
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A2	1,000,000	1,026,330
State of California, 2.50% due 6/20/2013 (General Fund Cash Management)	SP-1+/Mig1	5,400,000	5,428,620
State of California GO, 5.25% due 9/1/2026 (Kindergarten University Facilities)	A/A1	5,000,000	5,893,050
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A+/A2	3,000,000	3,575,220
Turlock Irrigation District, 5.00% due 1/1/2021	A+/A2	1,750,000	2,060,905
Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA-/A3	1,205,000	1,305,569

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
COLORADO — 3.11%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: Natl-Re/FHA 242)	NR/NR	$965,000	$1,016,579
ADCOM Public Facilities Leasing Trust COP, 5.75% due 12/1/2016 (Adams County Communications Center, Inc.-Emergency Telephone System Project)	NR/A1	885,000	887,124
Colorado Water Resources & Power Development Authority, 3.00% due 9/1/2014 (Water System Facilities Improvements)	AAA/Aaa	1,745,000	1,813,631
Denver City & County COP, 0.15% due 12/1/2031 put 4/1/2013 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	5,565,000	5,565,000
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,430,000	2,606,637
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	AA-/Aa2	500,000	523,040
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers Rehabilitation; Insured: AGM)	NR/Aaa	1,220,000	1,454,106
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM)	NR/A2	1,335,000	1,477,030
Jefferson County School District No. R-1 GO, 5.00% due 12/15/2026 (Educational Facility Improvements) (State Aid Withholding)	AA-/Aa2	8,000,000	10,097,920
Northwest Parkway Public Highway Authority, 5.20% due 6/15/2014 (Insured: AGM) (ETM)	AA-/A2	1,005,000	1,063,632
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA-/NR	1,120,000	1,332,789
Regional Transportation District COP, 5.50% due 6/1/2022 (FasTracks Transportation System Projects)	A-/Aa3	3,000,000	3,574,650
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AA+/NR	1,370,000	1,522,179
CONNECTICUT — 0.50%
Connecticut Health & Educational Facilities Authority, 6.50% due 7/1/2013 (Hospital of Saint Raphael; Insured: AMBAC) (ETM)	NR/NR	1,755,000	1,783,449
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB-/NR	1,350,000	1,461,699
State of Connecticut GO Floating Rate Note, 0.64% due 9/15/2017 (Public Improvements)	AA/Aa3	2,000,000	2,006,800
DELAWARE — 0.17%
Delaware HFA, 5.50% due 6/1/2024 (Beebe Medical Center)	BBB-/Baa3	1,785,000	1,819,218
DISTRICT OF COLUMBIA — 1.62%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,150,050
District of Columbia COP, 5.25% due 1/1/2014 (Insured: Natl-Re/FGIC)	A+/Aa3	2,000,000	2,071,480
District of Columbia COP, 5.00% due 1/1/2020 (Insured: Natl-Re/FGIC)	A+/Aa3	3,900,000	4,268,511
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	AA-/Aa2	3,000,000	3,343,950
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA-/A3	4,890,000	3,232,877
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA-/A3	5,000,000	3,122,550
FLORIDA — 8.77%
City of Gainesville, 0.15% due 10/1/2026 put 4/1/2013 (Utilities Systems; SPA: SunTrust Bank) (daily demand notes)	AA/Aa2	4,940,000	4,940,000
City of Lakeland, 5.00% due 10/1/2018 (Energy System; Insured: AGM)	AA/A1	2,000,000	2,376,680
City of Lakeland, 5.25% due 10/1/2036 (Energy System)	AA/A1	2,770,000	3,415,355
City of Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	BBB/A2	1,000,000	1,002,980
Correctional Privatization Commission COP, 5.00% due 8/1/2017 (Insured: AMBAC)	AA+/Aa2	1,000,000	1,059,760
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	2,130,000	2,224,423
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: AGM)	AA-/A2	2,560,000	2,814,771
Florida Board of Education GO, 9.125% due 6/1/2014 (Capital Outlay)	AAA/Aa1	165,000	167,450
Florida Department of Management Services, 5.00% due 9/1/2018 (Financing or Acquisition of State-Owned Office Buildings; Insured: AMBAC)	AA+/Aa2	500,000	558,935

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida Department of Management Services COP, 3.50% due 8/1/2016 (Correctional Facilities Construction and Improvements; Insured: AGM)	AA+/Aa2	$500,000	$545,395
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	A-/Baa2	1,000,000	1,118,730
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	A-/Baa2	2,235,000	2,449,046
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,283,492
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,463,768
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: Natl-Re/FGIC)	AA-/A1	1,000,000	1,022,330
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,100,000	1,220,923
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	875,000	971,189
Hillsborough County, 5.00% due 3/1/2017 (Water & Wastewater System Capital Improvements; Insured: Natl-Re/FGIC)	A+/A1	5,630,000	6,129,437
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	NR/A3	3,000,000	3,249,330
Lake County School Board Master Lease Program COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,367,748
Manatee County, 2.00% due 10/1/2013 (Various County Capital Projects)	NR/Aa2	460,000	464,112
Manatee County, 5.00% due 10/1/2015 (Various County Capital Projects)	NR/Aa2	500,000	555,750
Manatee County, 5.00% due 10/1/2016 (Transportation Capital Improvements; Insured: AMBAC)	AA-/Aa2	1,000,000	1,070,680
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	NR/A3	1,000,000	1,109,330
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA-/Aa2	1,040,000	1,225,245
Miami-Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA-/Aa2	2,130,000	2,599,985
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,606,369
Miami-Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AA-/A1	2,600,000	3,059,160
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	440,000	452,839
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	2,545,000	2,792,018
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A2	2,000,000	2,270,060
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016	NR/Aa3	1,500,000	1,700,400
Polk County, 5.00% due 10/1/2026 (Utility System)	A+/Aa3	3,440,000	4,046,885
Sarasota County Public Hospital Board, 3.079% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	NR/A1	2,000,000	2,023,300
School Board of Broward County COP, 4.00% due 7/1/2014 pre-refunded 7/1/13 (Educational Facilities and Equipment; Insured: Natl-Re)	A/Aa3	1,000,000	1,009,490
School Board of Broward County COP, 5.00% due 7/1/2020 (Educational Facilities and Equipment; Insured: AGM)	AA-/Aa3	1,000,000	1,110,230
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A/Aa3	3,000,000	3,458,160
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A/Aa3	2,000,000	2,282,960
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa2	1,500,000	1,720,800
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	5,102,236
State of Florida Board of Governors, 4.00% due 7/1/2023 (University System Capital Improvement)	AA/Aa2	4,565,000	5,032,410
State of Florida GO, 5.00% due 7/1/2025 (Department of Transportation Right of Way and Bridge Construction)	AAA/Aa1	2,620,000	2,676,330
Tampa Health Systems, 5.50% due 11/15/2013 (Catholic Health East Group; Insured: Natl-Re)	NR/Aa2	1,050,000	1,083,306
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl-Re/FGIC)	NR/NR	1,135,000	1,182,193
GEORGIA — 2.02%
City of Atlanta Water & Wastewater, 5.50% due 11/1/2022 (Insured: Natl-Re/FGIC)	A/A1	530,000	649,282
City of Atlanta Water & Wastewater, 5.50% due 11/1/2024 (Insured: AGM)	AA-/A1	5,000,000	5,783,850

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	$2,060,000	$2,507,988
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,765,647
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	525,000	619,500
Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	848,098
Clayton County & Clayton County Water Authority, 2.00% due 5/1/2014 (Water & Sewerage System)	AA+/NR	585,000	596,431
Fulton County Development Authority, 5.00% due 10/1/2019 (Georgia Tech Athletic Association)	NR/A2	3,000,000	3,580,590
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	NR/A1	2,345,000	2,612,846
Valdosta & Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,415,052
GUAM — 0.73%
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA-/A2	2,000,000	2,408,600
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA-/A2	2,000,000	2,372,780
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA-/A2	2,500,000	2,933,550
HAWAII — 1.27%
City & County of Honolulu GO, 5.00% due 7/1/2016 (Insured: Natl-Re)	NR/Aa1	1,000,000	1,098,540
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	NR/A3	455,000	457,016
State of Hawaii GO, 5.00% due 12/1/2027	AA/Aa2	10,000,000	11,922,200
ILLINOIS — 7.22%
Chicago Housing Authority, 5.00% due 7/1/2018 pre-refunded 7/01/2016 (Low Income Public Housing Program; Insured: AGM)	AA-/A2	5,295,000	6,054,832
Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/Aa3	1,500,000	1,785,720
City of Chicago, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	875,000	875,604
City of Chicago, 5.00% due 1/1/2014 (Wastewater Transmission Project)	A+/Aa3	1,485,000	1,537,005
City of Chicago, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	855,000	856,342
City of Chicago, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,440,000	1,329,653
City of Chicago, 5.00% due 1/1/2019 (Midway Airport; Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,295,898
City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	A+/Aa3	1,000,000	1,114,600
City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA-/A2	1,900,000	2,018,066
City of Waukegan GO, 4.00% due 12/30/2015 (Insured: AGM)	NR/A2	500,000	535,290
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/A2	1,500,000	1,684,560
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,917,334
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,316,360
Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	602,020
Community Consolidated School District No. 93, DuPage County GO, 2.00% due 1/1/2015 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	465,000	476,039
Community Consolidated School District No. 93, DuPage County GO, 2.00% due 1/1/2016 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	485,000	501,655
Community Unit School District No. 3, Champaign and Piatt Counties GO, 5.80% due 11/1/2013 pre-refunded 11/1/2013 (Mahomet-Seymour Educational Facilities; Insured: AGM) (ETM)	NR/A1	955,000	986,878
Cook County GO, 5.25% due 11/15/2024	AA/Aa3	3,000,000	3,516,570
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,613,800
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A/A2	1,000,000	1,115,600
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A/A2	1,000,000	1,124,680
Illinois Finance Authority, 5.25% due 9/1/2015 (Water & Wastewater Facilities)	AAA/Aaa	420,000	457,477
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA/NR	2,000,000	2,283,500
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA/NR	2,000,000	2,347,320

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	$1,000,000	$1,066,740
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health)	AA/Aa2	5,175,000	6,295,232
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Centers, Inc.; Collateralized GNMA)	NR/Aa1	630,000	631,814
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	43,670
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	896,468
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	AAA/NR	1,000,000	1,238,230
Niles Park District GO, 2.00% due 12/1/2014 (Parks and Recreation Projects)	NR/Aa2	315,000	321,621
Niles Park District GO, 2.00% due 12/1/2015 (Parks and Recreation Projects)	NR/Aa2	325,000	334,932
Niles Park District GO, 2.00% due 12/1/2016 (Parks and Recreation Projects)	NR/Aa2	330,000	342,688
Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	369,308
Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	378,952
Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	389,527
Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	399,759
Railsplitter Tobacco Settlement Authority, 5.50% due 6/1/2023	A-/NR	13,000,000	15,629,380
Southern Illinois University, 0% due 4/1/2014 (Insured: Natl-Re)	NR/A2	1,425,000	1,398,438
Southern Illinois University, 5.00% due 4/1/2014 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,350,000	1,409,521
Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,000,000	1,187,370
State of Illinois, 5.00% due 6/15/2018 (Build Illinois)	AAA/NR	2,000,000	2,384,860
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re/FGIC)	NR/A1	1,205,000	1,903,792
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	NR/Aa2	1,590,000	1,580,031
INDIANA — 5.60%
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,792,878
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	1,560,000	1,683,443
Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,078,931
City of Carmel Redevelopment Authority, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,691,283
City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,644,680
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	2,730,000	2,908,050
Clay Multi-School Building Corp., 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,290,000	1,301,726
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	2,019,228
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,608,310
Franklin Township Multi-School Building Corp., 5.00% due 7/10/2017 (Franklin Central High School) (State Aid Withholding)	AA+/NR	630,000	732,860
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/NR	1,000,000	1,301,520
Indiana Bond Bank, 5.25% due 2/1/2015 (Safe Drinking Water & Wastewater Programs)	AAA/NR	500,000	544,160
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A2	5,340,000	6,228,469
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,505,060
Indiana Finance Authority, 5.00% due 3/1/2019 (University Health)	A+/A1	5,000,000	5,930,850
Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	692,870
Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,674,829
Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,790,424
Indiana Finance Authority, 0.15% due 2/1/2037 put 4/1/2013 (Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	8,000,000	8,000,000
Indiana Finance Authority, 0.15% due 2/1/2037 put 4/1/2013 (Lucas Oil Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	6,900,000	6,900,000
Indiana Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health)	AA+/Aa1	1,000,000	1,115,990
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	AA-/NR	1,000,000	1,129,110
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA-/NR	1,000,000	1,112,710

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
IOWA — 0.44%
City of Coralville COP, 5.25% due 6/1/2022 (Marriott Hotel and Convention Center)	NR/Baa2	$2,980,000	$3,105,220
City of Iowa City, 4.00% due 7/1/2013 (Water Utility System; Insured: AGM)	NR/Aa2	325,000	328,100
Iowa Higher Education Loan Authority, 4.00% due 12/1/2013 (Grinnell College Project)	AAA/Aaa	1,200,000	1,230,660
KANSAS — 1.05%
City of Wichita GO, 0.30% due 8/15/2013 (Norris Training Systems)	SP-1+/Mig1	10,000,000	10,001,100
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: Natl-Re/FGIC)	NR/A1	1,030,000	1,094,159
KENTUCKY — 0.56%
Jefferson County School District Finance Corp., 4.00% due 9/1/2018 (Educational Facility Acquisition and Improvements; Insured: AGM)	AA-/Aa2	610,000	639,676
Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: Natl-Re)	NR/Baa2	2,845,000	2,942,868
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: AGM)	AA-/A3	1,500,000	1,645,755
Turnpike Authority of Kentucky, 5.00% due 7/1/2017 (Revitalization Projects-Highway Capital Planning; Insured: AMBAC)	AA+/Aa2	650,000	715,598
LOUISIANA — 2.41%
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,343,443
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,456,151
Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,609,841
Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,792,807
Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014 (Independence Stadium)	A/NR	1,000,000	1,036,940
Louisiana Office Facilities Corp., 5.00% due 5/1/2014 (State Capitol)	NR/Aa3	1,000,000	1,049,390
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Loop LLC Project)	A-/NR	2,500,000	2,541,425
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA-/A3	1,590,000	1,725,436
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	3,000,000	3,084,060
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA-/A2	1,000,000	1,151,200
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA-/A2	2,000,000	2,269,240
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA-/Aa3	1,000,000	1,168,780
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA-/Aa3	1,000,000	1,159,490
St. Tammany Parish, 5.00% due 6/1/2019 (Insured: CIFG)	A+/NR	1,300,000	1,438,320
St. Tammany Parish, 5.00% due 6/1/2020 (Insured: CIFG)	A+/NR	1,000,000	1,099,220
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A+/A2	1,500,000	1,629,060
MAINE — 0.05%
Town of Falmouth GO, 2.00% due 11/15/2013 (Elementary School Project)	AA+/Aa1	540,000	545,913
MARYLAND — 0.05%
Mayor and City Council of Baltimore GO, 3.00% due 10/15/2013 (City Public Capital Improvement Projects; Insured: AGM)	AA-/Aa2	250,000	253,868
Mayor and City Council of Baltimore GO, 4.00% due 10/15/2013 (City Public Capital Improvement Projects)	AA-/Aa2	250,000	255,235
MASSACHUSETTS — 1.22%
Commonwealth of Massachusetts GO, 4.00% due 6/1/2015 (Commonwealth Capital Investment Plan)	AA+/Aa1	525,000	566,601
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Student Loan Review)	AA/NR	1,130,000	1,318,134
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA-/Aa1	10,000,000	11,100,100

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MICHIGAN — 4.42%
City of Detroit, 5.00% due 7/1/2015 (Water Supply System; Insured: AGM)	AA-/A2	$1,260,000	$1,350,405
City of Detroit, 4.00% due 7/1/2016 (Water Supply System; Insured: FGIC)	AA+/Aa1	855,000	917,620
City of Detroit, 4.25% due 7/1/2016 (Water Supply System; Insured: Natl-Re)	NR/Baa2	1,100,000	1,189,254
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	3,000,000	3,315,210
City of Troy Michigan GO, 5.00% due 10/1/2016	AAA/NR	1,060,000	1,200,005
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA-/Aa2	3,150,000	3,615,097
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA-/Aa2	1,000,000	1,157,400
Fraser Public School District GO, 5.00% due 5/1/2018 (School Buildings and Sites; Insured: AGM/Q-SBLF)	AA-/Aa2	910,000	992,182
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center; Insured: FGIC) (ETM)	AA+/Aaa	650,000	693,751
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA-/A2	2,000,000	2,320,360
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/A2	2,470,000	2,887,109
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,460,891
L’Anse Creuse Public Schools GO, 5.00% due 5/1/2014 (Macomb County School District Building & Site; Insured: AGM/Q-SBLF)	AA/Aa2	500,000	524,730
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,778,464
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	1,110,977
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	975,000	1,046,965
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: AGM)	AA-/Aa3	2,450,000	2,513,994
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	6,000,000	3,498,660
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Health System)	A+/A1	2,140,000	2,338,014
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Health System)	A/A2	3,000,000	3,232,440
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/A1	1,000,000	1,132,360
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,237,600
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A/A1	2,540,000	3,190,215
South Lyon Community Schools GO, 4.00% due 5/1/2019 (Oakland, Washtenaw, Livingston Counties School District Building & Site; Insured: Natl-Re/FGIC)	A+/Aa2	450,000	487,224
State of Michigan Trunk Line Fund, 5.50% due 11/1/2020 (Insured: AGM)	AA+/Aa2	1,500,000	1,904,085
Warren Consolidated Schools District GO, 4.00% due 5/1/2018 (School Buildings and Sites; Insured: AGM)	AA-/Aa2	750,000	812,520
MINNESOTA — 1.59%
City of St. Cloud, 5.00% due 5/1/2014 (Centracare Health System)	NR/A1	835,000	877,118
Clay County GO, 3.00% due 4/1/2014 (Construction of County State-Aid Road Improvements)	AA/NR	725,000	745,510
Housing & Redevelopment Authority of the City of St. Paul, 5.25% due 5/15/2020 (HealthPartners Health System)	A-/A3	1,965,000	2,149,435
Housing & Redevelopment Authority of the City of St. Paul & the City of Minneapolis, 6.00%due 12/1/2018 (HealthPartners Health System)	A-/A3	1,000,000	1,035,840
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2023 (Airport, Marina & Port Improvements; Insured: AMBAC) (AMT)	AA+/Aa1	3,885,000	4,142,420
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essential Healthcare; Insured: AGM)	AA-/NR	2,500,000	2,920,550
State of Minnesota GO, 5.00% due 8/1/2015 (Public Facility Capital Projects)	AA+/Aa1	4,500,000	4,985,865
MISSISSIPPI — 0.89%
Medical Center Educational Building Corp., 4.00% due 6/1/2014 (University of Mississippi Medical Center)	AA-/Aa2	1,240,000	1,288,893

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Mississippi Development Bank, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa1	$1,920,000	$2,079,974
Mississippi Development Bank, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	2,131,925
Mississippi Development Bank, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,897,984
MISSOURI — 2.15%
Kansas City Metropolitan Community Colleges Building Corp., 5.00% due 7/1/2017 (Junior College District; Insured: Natl-Re/FGIC)	NR/Aa2	1,000,000	1,132,070
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,098,790
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,158,640
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,188,000
Missouri Development Finance Board, 0.14% due 12/1/2033 put 4/1/2013 (Nelson Gallery Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	5,185,000	5,185,000
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,615,978
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	3,010,569
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements)	NR/NR	925,000	971,555
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	4,140,000	4,384,136
NEVADA — 1.22%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,723,469
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,724,500
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,248,540
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,214,960
NEW HAMPSHIRE — 1.34%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Caa1	4,990,000	4,123,037
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/Baa1	3,920,000	4,095,185
New Hampshire Health & Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,096,780
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,759,513
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	2,105,070
NEW JERSEY — 2.09%
Burlington County Bridge Commission, 2.00% due 12/1/2013 (Governmental Loan Programs)	AA/Aa2	660,000	667,616
Burlington County Bridge Commission, 4.00% due 12/1/2017 (Governmental Loan Programs)	AA/Aa2	850,000	968,261
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & State Court Facilities; Insured: Natl-Re)	NR/Aa2	2,500,000	3,191,900
Garden State Preservation Trust, 6.375% due 11/1/2013 (Open Space and Farmland Preservation Program; Insured: Natl-Re)	AAA/Aa3	300,000	310,938
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A+/A1	2,000,000	2,557,580
New Jersey Water Supply Authority, 5.00% due 8/1/2019 (Manasquan Reservoir Water Supply System; Insured: Natl-Re)	AA/Aa3	635,000	696,633
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A2	3,000,000	3,713,820
State of New Jersey, 2.50% due 6/27/2013 (Cash Flow Management)	SP-1/Mig2	10,000,000	10,056,600
NEW MEXICO — 0.83%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB+/Baa1	3,000,000	3,326,700
Las Cruces State Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,040,000	2,291,736
Rio Rancho Public School District No. 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,891,542

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2014 (Insured: AGM) (State Aid Withholding)	NR/Aa1	$1,205,000	$1,264,611
NEW YORK — 3.70%
City of New York GO, 5.00% due 8/1/2019 (Capital Projects; Insured: Natl-Re/IBC)	AA/Aa2	605,000	668,192
City of New York GO, 0.49% due 8/1/2021 (Capital Projects)	AA/Aa2	2,700,000	2,700,864
County of Cayuga GO, 1.00% due 4/26/2013 (Telecommunications Improvements)	NR/NR	2,500,000	2,501,325
Erie County IDA, 5.00% due 5/1/2019 (Buffalo City School District)	AA-/Aa3	3,000,000	3,609,240
Ilion Central School District, 1.25% due 1/30/2014 (Educational Facilities) (State Aid Withholding)	NR/Mig1	5,000,000	5,037,350
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Elementary, Middle/High School Projects; Insured: Natl-Re/FGIC) (State Aid Withholding)	NR/A1	505,000	579,977
New York City Transitional Finance Authority, 4.00% due 8/1/2014 (City Capital Projects)	AAA/Aa1	3,340,000	3,510,340
New York City Transitional Finance Authority, 0.17% due 8/1/2031 put 4/1/2013 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	1,700,000	1,700,000
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA-/Aa3	995,000	1,107,485
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	956,675
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA-/Aa3	500,000	613,100
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,430,286
New York State Dormitory Authority, 5.00% due 12/15/2027 (State Educational & Medical Facilities)	AAA/NR	10,000,000	11,934,400
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	1,700,000	1,906,516
NORTH DAKOTA — 0.23%
County of Ward Health Care Facilities, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,056,210
North Dakota Building Authority, 4.25% due 12/1/2015 (Insured: Natl-Re)	AA/Aa2	1,305,000	1,436,257
OHIO — 4.70%
Akron, Bath Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,135,230
City of Cleveland GO, 5.00% due 12/1/2016 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,146,110
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,180,180
City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,418,670
City of Hamilton, 5.25% due 10/1/2017 (Wastewater System; Insured: AGM)	NR/A1	1,500,000	1,669,410
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB+/NR	785,000	786,962
Cleveland Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,602,051
Cleveland Municipal School District GO, 5.25% due 12/1/2019 pre-refunded 6/1/2014 (Educational Facilities Improvements; Insured: AGM) (State Aid Withholding)	AA/Aa2	1,045,000	1,106,300
Cleveland Municipal School District GO, 5.25% due 12/1/2023 pre-refunded 6/1/2014 (Educational Facilities Improvements; Insured: AGM) (State Aid Withholding)	AA/Aa2	1,000,000	1,058,660
County of Allen Hospital Facilities, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	4,470,000	5,189,759
County of Allen Hospital Facilities, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	3,855,000	4,428,046
County of Hamilton, 5.00% due 12/1/2015 (Metropolitan Sewer District of Greater Cincinnati; Insured: Natl-Re)	AA+/Aa2	350,000	361,162
Deerfield Township, 5.00% due 12/1/2016	NR/A1	1,035,000	1,158,082
Deerfield Township, 5.00% due 12/1/2025	NR/A1	1,000,000	1,058,810
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,000,000	1,134,350
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,360,200

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ohio State Air Quality Development Authority, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	$3,000,000	$3,575,820
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 put 5/1/2013 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB/Baa1	3,000,000	3,012,810
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,119,580
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,095,280
State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	10,775,000	11,933,528
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,330,500
OKLAHOMA — 0.77%
Oklahoma City Municipal Water and Sewer, 0% due 7/1/2013 (Insured: AMBAC)	NR/NR	1,485,000	1,483,129
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	4,251,380
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA-/A2	1,000,000	1,178,780
Tulsa County Industrial Authority, 5.00% due 12/15/2024 (St. Francis Health System, Inc.)	AA+/Aa2	1,130,000	1,292,810
OREGON — 0.03%
Oregon State Department of Administrative Services COP, 4.00% due 5/1/2014 (Correctional Facilities Improvements; Insured: Natl-Re/FGIC)	AA/Aa2	320,000	333,098
PENNSYLVANIA — 3.18%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	3,005,100
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	1,145,000	1,217,318
Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,225,926
Bradford County IDA, 5.20% due 12/1/2019 (International Paper Company)	BBB/Baa3	2,620,000	2,837,250
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	944,955
County of Lehigh GO, 5.00% due 11/15/2016	NR/Aa1	5,725,000	6,610,371
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	6,570,000	6,694,567
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,193,907
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	4,000,000	3,856,400
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	A+/Aa3	5,250,000	6,137,303
RHODE ISLAND — 0.99%
Rhode Island Health & Education Building Corp., 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,325,000	1,338,912
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	908,704
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2024 (Consolidated Capital Development Loan)	AA/Aa2	3,450,000	3,857,238
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2025 (Consolidated Capital Development Loan)	AA/Aa2	3,985,000	4,400,038
SOUTH CAROLINA — 2.20%
Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 (School District No. 50 Project; Insured: AGM)	AA-/A1	2,400,000	2,762,592

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Lexington County Health Services District, Inc., 5.75% due 11/1/2028 pre-refunded 11/1/2013 (Lexington Medical Center)	AA-/A1	$525,000	$542,273
Lexington One School Facilities Corp., 5.00% due 12/1/2019 (School District No. 1 Project)	NR/Aa3	1,000,000	1,131,570
Lexington One School Facilities Corp., 5.25% due 12/1/2021 (School District No. 1 Project)	NR/Aa3	1,700,000	1,873,434
Medical University Hospital Authority, 5.25% due 8/15/2022 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	NR/Baa2	300,000	319,809
Medical University Hospital Authority, 5.25% due 8/15/2023 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	NR/Baa2	1,550,000	1,652,346
Medical University Hospital Authority, 5.25% due 2/15/2024 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	NR/Baa2	725,000	772,872
Medical University Hospital Authority, 4.85% due 2/15/2026 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	NR/Baa2	300,000	318,159
Medical University Hospital Authority, 5.25% due 2/15/2027 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	NR/Baa2	250,000	266,508
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AA-/A3	1,000,000	1,137,790
Scago Educational Facilities Corp., 5.00% due 4/1/2019 (Spartanburg School District; Insured: AGM)	AA-/Aa3	2,740,000	3,018,000
Scago Educational Facilities Corp., 5.00% due 4/1/2021 (Spartanburg School District; Insured: AGM)	AA-/Aa3	1,000,000	1,099,360
Securing Assets For Education, 5.00% due 12/1/2019 (School District of Berkeley County Project)	A/Aa3	2,000,000	2,294,180
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022 (AMT)	NR/Aa1	1,795,000	1,957,663
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	895,000	944,028
Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 (School District No. 2 Project; Insured: AGM)	AA-/A3	2,855,000	3,201,597
SOUTH DAKOTA — 0.33%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	A+/A1	1,375,000	1,585,100
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,906,040
TENNESSEE — 1.14%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	1,000,000	1,071,440
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	BB/Baa3	2,500,000	2,826,800
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	A-/Baa2	7,000,000	8,162,280
TEXAS — 8.60%
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA/Aa2	2,180,000	2,612,708
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,915,000	2,009,065
Bexar Metropolitan Water District, 5.00% due 5/1/2021 (Waterworks System; Insured: Syncora)	A/A1	1,300,000	1,493,284
Bexar Metropolitan Water District, 5.00% due 5/1/2022 (Waterworks System; Insured: Syncora)	A/A1	2,300,000	2,641,964
City of Arlington GO, 5.00% due 8/15/2019 (Insured: AGM)	AA+/Aa1	600,000	663,510
City of Bryan, 3.00% due 7/1/2013 (Electric System)	A+/A1	1,000,000	1,006,940
City of Cedar Park GO, 5.00% due 2/15/2016 pre-refunded 2/15/2014 (Recreational Facility Improvements; Insured: Natl-Re)	NR/Aa2	75,000	78,142
City of Cedar Park GO, 5.00% due 2/15/2016 (Recreational Facility Improvements; Insured: Natl-Re)	AA/Aa2	560,000	582,725
City of Cedar Park GO, 5.00% due 2/15/2016 pre-refunded 2/15/2014 (Recreational Facility Improvements; Insured: Natl-Re)	NR/Aa2	365,000	380,356
City of Dallas, 5.00% due 10/1/2031 pre-refunded 10/1/2015 (Waterworks & Sewer System; Insured: AGM)	AAA/Aa1	4,710,000	5,247,081
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	639,912

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	$1,115,000	$1,295,585
City of Houston, 5.00% due 9/1/2013	A-/A2	1,500,000	1,530,390
City of Houston, 5.00% due 9/1/2013	A-/A2	1,400,000	1,428,364
City of Laredo, 5.00% due 3/15/2018 (Sports Venue Improvements; Insured: AMBAC)	A+/A1	2,040,000	2,168,989
City of Laredo GO, 5.00% due 8/15/2017 (Waterworks and Sewer System Projects; Insured: AMBAC)	AA/Aa2	500,000	550,665
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	5,050,000	5,627,265
City of San Antonio Passenger Facility, 5.00% due 7/1/2024 (Airport System Improvements) (AMT)	A-/A2	2,065,000	2,365,168
City of San Antonio Passenger Facility, 5.00% due 7/1/2025 (Airport System Improvements) (AMT)	A-/A2	1,160,000	1,316,159
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	BBB+/A3	3,000,000	3,349,290
Dallas-Fort Worth International Airport, 5.00% due 11/1/2015	A+/A2	1,000,000	1,109,010
Eagle Mountain & Saginaw Texas ISD GO, 2.50% due 8/1/2050 put 8/1/2014 (School Improvements; Guaranty: PSF)	AAA/NR	1,000,000	1,028,710
Grapevine-Colleyville ISD GO, 5.25% due 8/15/2023 (Educational Facility Acquisition and Improvement Projects; Insured: Natl-Re/FGIC)	AA/Aa2	565,000	626,715
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	A/A2	2,075,000	2,220,146
Houston Airport System, 5.00% due 7/1/2014	A/NR	1,000,000	1,057,480
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	700,000	867,587
Houston ISD GO, 1.00% due 6/1/2035 put 6/1/2014 (Harris County Educational Facilities; Guaranty: PSF)	AAA/Aaa	2,000,000	2,010,680
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	579,523
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	605,388
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,373,740
Mission Economic Development Corp., 6.00% due 8/1/2020 put 8/1/2013 (Waste Management, Inc. Project) (AMT)	BBB/NR	3,250,000	3,302,325
North Texas Tollway Authority, 5.00% due 9/1/2017 (DOT-President George Bush Turnpike Western Extension)	AA/NR	450,000	527,144
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Educational Facilities Improvements; Guaranty: PSF)	AAA/NR	4,125,000	4,135,807
Round Rock Transportation System Development Corp., 3.00% due 8/15/2013	AA/NR	500,000	505,060
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,796,573
Socorro ISD GO, 5.25% due 8/15/2014 (Educational Facility Projects; Guaranty: PSF)	AAA/NR	1,100,000	1,175,955
Stafford Economic Development Corp., 6.00% due 9/1/2017 (Convention Center-Performing Arts Center Theater Complex; Insured: Natl-Re/FGIC)	A+/A1	1,775,000	2,003,425
State of Texas, 2.50% due 8/30/2013 (General Revenue Fund Cash Management)	SP-1+/Mig1	15,000,000	15,147,450
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	2,450,000	3,374,557
Texas Public Finance Authority, 5.00% due 8/15/2023 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,189,960
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	2,042,163
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (IDEA Public Schools; Insured: ACA)	BBB/NR	2,000,000	2,112,460
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvements)	BBB/NR	1,250,000	1,391,175
U.S. VIRGIN ISLANDS — 0.55%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,818,650
UTAH — 0.38%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	A/NR	1,000,000	1,131,470
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,459,437
Murray City, 0.14% due 5/15/2037 put 4/1/2013 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	1,405,000	1,405,000

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
VIRGINIA — 1.07%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	NR/NR	$795,000	$860,937
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	3,050,000	3,326,574
Pittsylvania County GO, 3.00% due 7/15/2017 (Educational Capital Projects) (State Aid Withholding)	A+/Aa3	280,000	284,659
Virginia Housing Development Authority GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,417,564
Virginia Housing Development Authority GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,416,789
WASHINGTON — 2.14%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA-/Aa2	3,000,000	3,631,050
Skagit County Public Hospital District No. 1 GO, 5.125% due 12/1/2015 (Skagit Valley Hospital; Insured: Natl-Re)	NR/A1	1,900,000	2,105,903
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,671,669
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,424,680
State of Washington COP, 5.00% due 7/1/2014 (Higher Education Capital Projects)	NR/Aa2	1,905,000	2,018,481
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 (Multicare Systems; Insured: AGM)	AA-/A1	1,000,000	1,128,110
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 (Highline Medical Centers; Insured: FHA 242)	AA-/NR	3,985,000	4,758,767
WEST VIRGINIA — 0.16%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A+/A2	1,530,000	1,675,182
WISCONSIN — 1.94%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Health Care, Inc.)	A-/A3	2,170,000	2,527,985
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,309,927
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,841,620
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Health Care, Inc.)	A-/A3	5,000,000	5,781,400
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,632,387
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,055,000	3,464,736

TOTAL INVESTMENTS — 96.35% (Cost $958,550,965)			$1,021,357,563
OTHER ASSETS LESS LIABILITIES — 3.65%			38,638,931

NET ASSETS — 100.00%			$1,059,996,494

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

26    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $958,550,965) (Note 2)	$1,021,357,563
Cash	26,221,988
Receivable for investments sold	201,391
Receivable for fund shares sold	3,282,447
Interest receivable	12,182,885
Prepaid expenses and other assets	62,608

Total Assets	1,063,308,882

LIABILITIES
Payable for fund shares redeemed	2,075,597
Payable to investment advisor and other affiliates (Note 3)	699,784
Accounts payable and accrued expenses	102,917
Dividends payable	434,090

Total Liabilities	3,312,388

NET ASSETS	$1,059,996,494

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	62,806,598
Accumulated net realized gain (loss)	320,356
Net capital paid in on shares of beneficial interest	996,873,321

$1,059,996,494

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($475,528,483 applicable to 33,437,593 shares of beneficial interest outstanding - Note 4)	$14.22
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.51

Class C Shares:
Net asset value and offering price per share* ($178,680,236 applicable to 12,548,102 shares of beneficial interest outstanding - Note 4)	$14.24

Class I Shares:
Net asset value, offering and redemption price per share ($405,787,775 applicable to 28,570,720 shares of beneficial interest outstanding - Note 4)	$14.20

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    27

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME

Interest income (net of premium amortized of $3,699,320)	$17,452,590

EXPENSES
Investment advisory fees (Note 3)	2,451,568
Administration fees (Note 3)
Class A Shares	292,666
Class C Shares	110,105
Class I Shares	98,601
Distribution and service fees (Note 3)
Class A Shares	585,333
Class C Shares	533,531
Transfer agent fees
Class A Shares	68,130
Class C Shares	35,751
Class I Shares	63,166
Registration and filing fees
Class A Shares	16,690
Class C Shares	15,894
Class I Shares	21,287
Custodian fees (Note 3)	78,537
Professional fees	24,656
Accounting fees	15,715
Trustee fees	18,200
Other expenses	47,624

Total Expenses	4,477,454
Less:
Expenses reimbursed by investment advisor (Note 3)	(52,185)
Fees paid indirectly (Note 3)	(11,582)

Net Expenses	4,413,687

Net Investment Income	13,038,903

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	2,141,464
Net change in unrealized appreciation (depreciation) on investments	(2,358,150)

Net Realized and Unrealized Loss	(216,686)

Net Increase in Net Assets Resulting from Operations	$12,822,217

See notes to financial statements.

28    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$13,038,903	$25,277,295
Net realized gain (loss) on investments	2,141,464	2,323,034
Net unrealized appreciation (depreciation) on investments	(2,358,150)	35,830,543

Net Increase (Decrease) in Net Assets Resulting from Operations	12,822,217	63,430,872

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,721,777)	(12,120,165)
Class C Shares	(1,871,770)	(3,778,248)
Class I Shares	(5,445,356)	(9,378,882)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	19,049,355	56,002,136
Class C Shares	8,642,235	38,025,992
Class I Shares	40,480,401	120,086,204

Net Increase in Net Assets	67,955,305	252,267,909

NET ASSETS
Beginning of Period	992,041,189	739,773,280

End of Period	$1,059,996,494	$992,041,189

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use

30    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$1,021,357,563	$—	$1,021,357,563	$—

Total Investments in Securities	$1,021,357,563	$—	$1,021,357,563	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013.

Certified Semi-Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $52,185 for Class C shares.

32    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned net commissions aggregating $1,993 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,672 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $11,582.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,402,223	$48,623,329	7,619,891	$106,230,975
Shares issued to shareholders in reinvestment of dividends	333,620	4,763,380	644,066	8,991,046
Shares repurchased	(2,404,104)	(34,337,354)	(4,246,912)	(59,219,885)

Net increase (decrease)	1,331,739	$19,049,355	4,017,045	$56,002,136

Class C Shares
Shares sold	1,717,801	$24,560,855	3,973,096	$55,487,969
Shares issued to shareholders in reinvestment of dividends	104,853	1,499,043	195,519	2,733,791
Shares repurchased	(1,219,640)	(17,417,663)	(1,444,650)	(20,195,768)

Net increase (decrease)	603,014	$8,642,235	2,723,965	$38,025,992

Class I Shares
Shares sold	6,915,160	$98,592,707	11,479,675	$160,071,744
Shares issued to shareholders in reinvestment of dividends	255,852	3,647,786	424,006	5,917,617
Shares repurchased	(4,333,832)	(61,760,092)	(3,290,060)	(45,903,157)

Net increase (decrease)	2,837,180	$40,480,401	8,613,621	$120,086,204

Certified Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $241,076,104 and $132,856,811, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$958,550,965

Gross unrealized appreciation on a tax basis	$63,409,802
Gross unrealized depreciation on a tax basis	(603,204)

Net unrealized appreciation (depreciation) on investments (tax basis)	$62,806,598

At March 31, 2013, the Fund had cumulative tax basis capital losses which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2013	$39,577
2017	391,762
2018	533,767
2019	856,003

$1,821,109

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

34    Certified Semi-Annual Report

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Certified Semi-Annual Report    35

FINANCIAL HIGHLIGHTS

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate(%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$14.22	0.17	—	0.17	(0.17)	—	(0.17)	$14.22	2.44	(d)	0.92	(d)	0.92	(d)	0.92	(d)	1.22	14.03	$475,528
2012(c)	$13.59	0.40	0.63	1.03	(0.40)	—	(0.40)	$14.22	2.88		0.93		0.93		0.93		7.69	16.94	$456,527
2011(c)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59		0.95		0.95		0.95		3.27	18.33	$381,839
2010(c)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68		0.97		0.97		0.97		5.61	9.87	$409,844
2009(c)	$12.47	0.54	0.93	1.47	(0.54)	—	(0.54)	$13.40	4.26		0.98		0.98		0.98		12.12	15.15	$337,037
2008(c)	$13.15	0.52	(0.68)	(0.16)	(0.52)	—	(0.52)	$12.47	3.95		0.96		0.95		0.96		(1.33)	22.00	$311,435
Class C Shares
2013(b)	$14.24	0.15	—	0.15	(0.15)	—	(0.15)	$14.24	2.13	(d)	1.24	(d)	1.24	(d)	1.30	(d)	1.06	14.03	$178,680
2012	$13.61	0.36	0.63	0.99	(0.36)	—	(0.36)	$14.24	2.56		1.24		1.24		1.31		7.36	16.94	$170,071
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29		1.24		1.24		1.32		3.05	18.33	$125,512
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39		1.24		1.24		1.73		5.25	9.87	$128,449
2009	$12.48	0.50	0.94	1.44	(0.50)	—	(0.50)	$13.42	3.99		1.24		1.24		1.76		11.90	15.15	$80,571
2008	$13.16	0.48	(0.68)	(0.20)	(0.48)	—	(0.48)	$12.48	3.67		1.25		1.24		1.75		(1.61)	22.00	$59,243
Class I Shares
2013(b)	$14.20	0.20	—	0.20	(0.20)	—	(0.20)	$14.20	2.76	(d)	0.60	(d)	0.60	(d)	0.60	(d)	1.39	14.03	$405,788
2012	$13.58	0.44	0.63	1.07	(0.45)	—	(0.45)	$14.20	3.18		0.61		0.61		0.61		7.96	16.94	$365,443
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90		0.63		0.63		0.63		3.67	18.33	$232,422
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99		0.65		0.65		0.65		5.87	9.87	$202,859
2009	$12.45	0.57	0.94	1.51	(0.57)	—	(0.57)	$13.39	4.59		0.66		0.66		0.68		12.56	15.15	$125,709
2008	$13.13	0.56	(0.68)	(0.12)	(0.56)	—	(0.56)	$12.45	4.28		0.64		0.63		0.64		(1.02)	22.00	$171,848

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

36 Certified Semi-Annual Report	Certified Semi-Annual Report 37

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,012.20	$4.60
Hypothetical*	$1,000.00	$1,020.36	$4.62
Class C Shares
Actual	$1,000.00	$1,010.60	$6.19
Hypothetical*	$1,000.00	$1,018.77	$6.22
Class I Shares
Actual	$1,000.00	$1,013.90	$3.00
Hypothetical*	$1,000.00	$1,021.95	$3.02

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; C: 1.24%; I: 0.60%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    39

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    41

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    43

Waste not, Wait not

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH172

Thornburg Investment Management®

Thornburg
Strategic Municipal Income Fund

Informational Brochure and Semi-Annual Report – March 31, 2013

Includes All Share Classes

2008
1040
U.S. Individual Income Tax Return
Label
Presidential Election Campaign
Filing Status
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Yourself.
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Thornburg Strategic Municipal Income Fund

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the Prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio's duration and credit quality to our perception of future market conditions.

IMPORTANT INFORMATION

The information presented on the following pages is current as of March 31, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to counterparty risk and the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

This page is not part of the Semi-Annual Report.    3

THORNBURG STRATEGIC MUNICIPAL INCOME FUND

The Thornburg Strategic Municipal Income Fund differentiates itself in four ways from other general municipal funds.

•	First, it has a more flexible mandate; we go where we perceive value. This allows us to search various sectors, issuers, credit qualities, geographic areas, and segments of the yield curve.

•	Second, we don’t have a legacy of bonds purchased prior to the credit meltdown of 2007–2008.

•	Third, the Fund does not use leverage, as do many high-yield muni funds.

•

Finally, we believe that we can apply some of the risk-management skills we have demonstrated in our investment grade funds. Our portfolio managers have over 55 years of combined experience in the municipal market.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 4/1/09)
Without sales charge	6.71%	7.84%	10.80%
With sales charge	4.57%	7.11%	10.25%

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thorn-burg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 1.31%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, so that actual expenses for Class A shares do not exceed 1.25%.

30-Day Yields, A Shares

As of March 31, 2013

Annualized Distribution Yield	SEC Yield
2.45%	1.78%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 1.74% and the Annualized Distribution Yield would have been 2.41%.

Key Portfolio Attributes

As of March 31, 2013

Number of Bonds	202

Effective Duration	6.5 Yrs

Average Maturity	11.8 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

4    This page is not part of the Semi-Annual Report.

Thornburg Strategic Municipal Income Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    5

LETTER TO SHAREHOLDERS

April 18, 2013

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares decreased by one cent to $15.16 per share during the six months ended March 31, 2013. If you were with us for the entire period, you received dividends of 20.8 cents per share. If you reinvested your dividends, you received 20.9 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund slightly outperformed the index, with a total return of 1.53% at NAV over the six months ended March 31, 2013, compared to 1.03% for the BofA Merrill Lynch Municipal Master Index.

Our relative overweight to revenue sectors, lower-tier investment grade and sub-investment grade credits, and under-weight to the general-obligation sector explained much of our outperformance for the period, as did our higher exposure to local government credits in once out-of-favor states such as California, Michigan, and Illinois. The Fund also benefitted from our concerted migration away from higher duration positions into more price-stable bonds.

Guided by limited buying opportunity sets, being comparatively short and liquid these last six months has only benefitted the Fund’s relative performance. Since yields bottomed in the fall of 2012, we mindfully took advantage of opportunities to reduce the Fund’s risk exposure, even liquidating a few of our weakest credits into an identifiable yield grab at attractive premiums. Aware that the “risk-off” trade comes at a certain cost, the Fund’s dividend yield is near the average of its Lipper competitive group and above that of the BofA Merrill Lynch Municipal Master Index.

Market opportunities have diminished over the last two years. Contrasting today’s market to where we were at this time in 2011, several metrics are apparent. The 10-year risk-free rate has declined by 110 basis points, term spreads between one-year and 10-year bonds declined 90 basis points, and credit spreads between AAA and single-A narrowed another 22 basis points. During the fourth calendar quarter of 2012, inflation-adjusted municipal yields reached their lowest levels in over thirty years. Not isolated to the municipal market space, fixed income as a broad asset class has been over-valued for several quarters now.

Among the particular virtues of the Fund’s investment strategy is its relative flexibility in managing exposure along the risk curve. In the past, when we’ve found ourselves in markets of opportunity — the Meredith Whitney event of 2010, for example — we maintained flexibility and exercised the discipline to migrate further out along the risk curve, adding to our duration and credit exposure, and locking in attractive rates we were then able to carry forward to future years. Conversely, when we find ourselves in markets of limited opportunity, such as the one we’re in, when yields reach a

6    Certified Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

trough and asset prices appear overvalued, we appropriately exercise discipline to migrate toward a more defensive posture.

Over the last six months, we’ve reduced the portfolio duration of the Thornburg Strategic Municipal Income Fund from 7.63 years to 6.53 years. Measured against the Fund’s historical duration average, the duration as of March 31, 2013, is positioned at the low end of its normal range. Subject to market conditions, we are prepared to reduce the Fund’s duration further into bearish territory.

Investors who have been with us through the years are rarely surprised to see us adopt a contrar-ian approach to the market. Recently, as we’ve observed market participants chase after yield and take on risk without much consideration of the cost, we’ve mindfully taken the opportunity to build relatively higher quality and liquidity back into the Fund, redoubling our efforts managing credit risk, and deferring some of our risk asset purchases to future dates. We believe there will be better opportunities to invest in longer-term, higher-duration, risk assets. That time is not the present. When the time does come, however, we believe the Fund to be well positioned to capitalize on market weakness.

With economic health indicators mixed to slightly positive, it’s still not apparent when we will see an end to federal stimulus. Quantitative easing should remain intact through the next quarter, with some likelihood of extending into 2014, dependent on labor conditions. Through March 31, 2013, we’ve seen 30 consecutive months in employment growth. Put into proper perspective, however: As of December 2012, total non-farm payrolls are still below where they were at the beginning of the Great Recession in 2007 (Chart I).

Declining growth in non-farm payrolls paired with a falling labor participation rate tempers our optimism with awareness that we still have a way to go before the Federal Reserve (Fed) removes its anchor on short-term rates. Now is a good time to remind

Chart I: Non-farm Employment in Selected Recessions

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LETTER TO SHAREHOLDERS,

CONTINUED

investors that “income” drives sustainable returns, not artificial constraints on interest rates, not momentum buying, nor chasing after prior years’ performance.

While private-sector employment has fueled job growth over the last three years, state and local governments have been steadily eliminating jobs (Chart II). As reflected in recent Bureau of Labor Statistics data, cuts in state and local government employment have been far more severe than in any other recession during the last 40 years, evidenced by a 3% cumulative decline. While government employment cuts of this nature have their place, and are lauded among champions of fiscal conservatism, high unemployment stemming from the private and public sector remains an economic headwind.

Total state tax collections grew for the eleventh quarter through September 2012, providing some measure of support to credit fundamentals in the municipal market (Chart III). However, inflation-adjusted tax receipts are

Chart II: State and Local Government Employment in Selected Recessions

Chart III: State Tax Revenue Since the Start of the Recession

Four-Quarter Moving Average, Adjusted for Inflation

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LETTER TO SHAREHOLDERS,

CONTINUED

still more than 3% below pre-recession levels. The annual growth rate in tax collections at the state level, while still positive, has declined the last several quarters to an average of 1.5 percent for the four quarters leading up to September 30, 2012. This is down significantly from the annual growth rate through September 30, 2011 of 6.6 percent.

At the local government level, tax collections have been slow to recover in recent years due primarily to lags in assessed property values. As we’ve seen in recent years, property taxes based on assessed values often lead to less pronounced, but protracted periods of revenue decline following sharp declines in real estate prices. Fortunately, the rate of decline in assessed valuations has lessened nationwide, and in several regions growth is trending positive. From what we can glean from a recent uptrend in housing market values, we could reasonably anticipate this will provide some support to revenue growth in the years ahead.

Chart IV: State Sales Tax Revenue Since the Start of the Recession

Four-Quarter Moving Average, Adjusted for Inflation

While many of the fiscal trends impacting state and local governments have been positive and steady, the road to recovery has still been very slow. By no means are municipalities out of the woods. Governments remain vulnerable to sluggish or negative economic growth, especially taking into consideration that many municipal governments have yet to replenish cash reserves and rainy day funds. Many have exhausted one-time revenue sources, and recent cuts to essential and non-essential government functions may limit flexibility to control expenses going forward.

We remind investors of the importance of maintaining an appropriate holding period. For the Thornburg Strategic Municipal Income Fund, we believe a holding period of at least four to five years will make it easier to navigate through any potentially rough waters that may lie ahead.

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LETTER TO SHAREHOLDERS,

CONTINUED

Your Thornburg Strategic Municipal Income Fund is a portfolio of 155 diversified municipal obligors. The Fund’s investment objective emphasizes generation of current tax-exempt income*, allowing flexibility to migrate toward investments we believe represent the best opportunities in the market. The Fund invests principally in municipal obligations issued by state and local governments and their respective agencies, as well as select U.S. territories and possessions.

We continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds new opportunities and challenges present themselves.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

*	Exempt from regular federal income tax, but may be subject to AMT.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS
Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.55%
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A2	$1,000,000	$1,026,310
ARIZONA — 0.99%
Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	BBB+/Baa1	500,000	525,065
Pima County IDA, 6.25% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	185,000	185,736
Pima County IDA, 5.875% due 4/1/2022 (Cambridge Academy)	NR/NR	405,000	417,527
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	722,794
ARKANSAS — 0.08%
City of Springdale, 5.00% due 7/1/2017 (Baseball Stadium and Street Improvements; Insured: AGM)	AA-/A2	150,000	151,740
CALIFORNIA — 15.38%
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA-/A2	830,000	452,682
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	1,500,000	1,835,625
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	452,928
California Housing Finance Agency, 4.625% due 8/1/2016 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	BBB/Baa2	1,175,000	1,230,389
California Housing Finance Agency, 4.625% due 8/1/2026 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	BBB/Baa2	560,000	553,106
California Municipal Finance Authority, 8.50% due 11/1/2039 (Harbor Regional Center)	NR/Baa1	1,000,000	1,244,640
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A-/A2	1,000,000	1,116,680
California State Public Works Board, 6.25% due 4/1/2034 (Department of General Services-Offices Renovation)	A-/A2	100,000	119,752
California Statewide Communities Development Authority, 5.00% due 8/15/2039 (Children’s Hospital of Los Angeles; Insured: Natl-Re)	NR/Baa2	1,185,000	1,234,071
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	1,000,000	1,056,110
Calipatria USD GO, 4.00% due 8/1/2017 (Educational Facilities Improvements; Insured: AMBAC)	NR/NR	150,000	151,401
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities Improvements; Insured: ACA)	NR/NR	2,425,000	1,159,320
Carson Redevelopment Agency, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	593,705
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,000,000	1,022,950
City of Los Angeles, 5.00% due 6/1/2027 (Wastewater System; Insured: MBIA)	AA/Aa3	600,000	604,254
City of Santa Monica, 4.00% due 1/1/2017 (Hyperion Project-Wastewater Enterprise; Insured: Natl-Re/FGIC)	AAA/Aa2	75,000	75,203

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA-/A1	$1,750,000	$1,897,875
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	699,256
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park)	A/NR	650,000	696,403
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,500,000	2,577,625
Los Angeles County Public Works Financing Authority, 4.00% due 9/1/2015 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re/FGIC)	NR/NR	50,000	52,794
Los Angeles County Public Works Financing Authority, 3.625% due 9/1/2016 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re/FGIC)	NR/NR	200,000	210,670
M-S-R Energy Authority, 6.50% due 11/1/2039	A-/NR	1,000,000	1,348,860
Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	BBB/NR	1,000,000	1,096,270
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	933,874
Riverside Community College District GO, 5.00% due 8/1/2021 (Insured: AGM)	AA/Aa2	150,000	165,113
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	NR/A2	535,000	376,030
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	A/Baa2	1,025,000	674,891
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	292,155
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	599,180
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/Ba1	1,000,000	1,091,240
Sonoma County Community Redevelopment Agency, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA-/NR	100,000	101,769
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2016 (Insured: AMBAC)	A+/A2	500,000	515,920
State of California, 2.50% due 6/20/2013 (General Fund Cash Management)	SP-1+/Mig1	1,050,000	1,055,565
State of California GO, 0.11% due 5/1/2034 put 4/1/2013 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	900,000	900,000
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	513,307
COLORADO — 4.01%
Colorado Department of Transportation, 5.50% due 6/15/2013 (Strategic Corridor Projects; Insured: Natl-Re)	AA/Aa2	225,000	227,549
Colorado Housing & Finance Authority, 0% due 9/1/2014 (ETM)	NR/Aa1	200,000	198,950
Denver Convention Center Hotel Authority, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	2,450,000	2,587,617
Denver Convention Center Hotel Authority, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	470,264
Denver Convention Center Hotel Authority, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	627,083
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	920,000	958,704
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	246,530
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	438,996
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	A-/Baa2	700,000	802,809
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	A-/Baa2	260,000	356,912
Regional Transportation District COP, 5.375% due 6/1/2031	A-/Aa3	500,000	562,550
CONNECTICUT — 1.12%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	1,083,210
State of Connecticut GO Floating Rate Note, 0.64% due 9/15/2017 (Public Improvements)	AA/Aa3	1,000,000	1,003,400
DELAWARE — 0.55%
Delaware HFA, 5.50% due 6/1/2024 (Beebe Medical Center)	BBB-/Baa3	1,000,000	1,019,170

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
DISTRICT OF COLUMBIA — 0.42%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA-/A3	$1,500,000	$786,495
FLORIDA — 7.48%
City of Lakeland, 5.25% due 10/1/2036 (Energy System)	AA/A1	2,000,000	2,465,960
City of Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,245,000	1,346,642
City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,790,000	1,947,574
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	BBB/Baa2	1,000,000	1,095,210
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/A3	340,000	347,963
Martin County IDA, 4.20% due 12/15/2025 (Indiantown Cogeneration, L.P. Project)	BB/NR	1,000,000	1,003,970
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,240,558
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	549,445
Sarasota County Public Hospital Board, 3.079% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	NR/A1	1,000,000	1,011,650
Sarasota County Public Hospital Board, 5.50% due 7/1/2028 (Sarasota Memorial Hospital; Insured: Natl-Re)	NR/A1	1,015,000	1,204,236
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement)	NR/NR	230,000	237,348
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	NR/Baa2	1,000,000	1,104,890
University of Southern Florida Financing Corp. COP, 5.00% due 7/1/2021 (Student Housing & Parking Facilities; Insured: AMBAC)	A/A1	375,000	410,175
GEORGIA — 1.71%
City of Atlanta, 6.25% due 11/1/2034 (Water and Wastewater Capital Improvement Program)	A/A1	500,000	607,520
Fulton County Development Authority, 5.00% due 10/1/2019 (Georgia Tech Athletic Association)	NR/A2	1,000,000	1,193,530
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/A2	515,000	581,116
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A-/Baa2	350,000	416,570
Municipal Gas Authority of Georgia GO, 5.00% due 4/1/2016 (Public Gas Partners, Inc.-Gas Portfolio III Project)	AA-/A1	350,000	390,866
GUAM — 2.11%
Guam Government, 5.75% due 12/1/2034 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	552,325
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B/NR	1,000,000	1,102,600
Guam Government GO, 7.00% due 11/15/2039	B+/NR	520,000	586,789
Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA-/A2	1,000,000	1,150,540
Guam Power Authority, 5.00% due 10/1/2034 (Electric Power System)	BBB/Baa3	500,000	549,055
ILLINOIS — 8.09%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (Education Capital Improvement Program; Insured: AGM)	AA-/A2	365,000	412,884
City of Chicago, 4.70% due 11/15/2013 (Near South Redevelopment; Insured: AMBAC)	NR/NR	800,000	802,536
City of Chicago, 5.25% due 1/1/2016 (Municipal Residential Street Improvements; Insured: AMBAC)	AA+/A3	800,000	809,968
City of Chicago, 5.75% due 1/1/2021 (O’Hare International Airport Capital Improvement Program; Insured: AGM) (AMT)	AA-/A2	3,000,000	3,116,700
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	1,000,000	1,039,160

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Chicago, 5.00% due 1/1/2035 (Midway Airport Development Plan; Insured: Natl-Re)	A/A2	$1,055,000	$1,058,123
City of Chicago GO, 5.00% due 1/1/2020 (Insured: AGM)	AA-/Aa3	475,000	508,720
Cook County GO, 5.25% due 11/15/2033	AA/Aa3	1,000,000	1,126,240
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	361,324
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,565,000	1,799,281
Kane County Community Unit School District No. 101 GO, 5.00% due 1/1/2017 (Educational Facilities; Insured: AGM)	NR/Aa2	100,000	111,202
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	AAA/A3	1,500,000	1,596,000
Railsplitter Tobacco Settlement Authority, 6.00% due 6/1/2028	A-/NR	1,000,000	1,195,980
Village of Melrose Park GO, 6.75% due 12/15/2016 (Redevelopment Project Costs; Insured: Natl-Re)	NR/Baa2	250,000	276,068
Village of Melrose Park GO, 6.75% due 12/15/2021 (Redevelopment Project Costs; Insured: Natl-Re)	NR/Baa2	410,000	518,256
Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re/FGIC)	NR/NR	570,000	355,828
INDIANA — 2.92%
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	1,000,000	1,065,220
Indiana Finance Authority, 6.00% due 12/1/2019 (U.S. Steel Corp.)	BB/B1	3,000,000	3,282,990
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,100,080
KANSAS — 2.75%
City of Wichita GO, 0.30% due 8/15/2013 (Norris Training Systems)	SP-1+/Mig1	3,900,000	3,900,429
City of Wichita MFR, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	330,000	321,176
City of Wichita MFR, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	759,810
Kansas City Community College COP, 3.00% due 4/1/2016 (Higher Education Campus Facilities)	AA/NR	150,000	158,525
KENTUCKY — 1.61%
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	BBB+/Baa2	540,000	601,797
Kentucky DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	NR/Baa2	715,000	534,906
Kentucky DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	NR/Baa2	2,650,000	1,875,299
LOUISIANA — 2.13%
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2027	NR/A2	1,000,000	1,128,190
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA-/A3	120,000	124,744
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	525,330
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,000,000	2,189,560
MASSACHUSETTS — 0.25%
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	405,000	464,657
MICHIGAN — 8.54%
Charter County of Wayne, 5.00% due 12/1/2030 (Airport Hotel; Insured: Natl-Re)	BBB+/Baa2	805,000	805,024
City of Detroit, 0% due 7/1/2017 (Sewage Disposal System; Insured: Natl-Re/FGIC)	A+/Baa3	100,000	89,282
City of Detroit, 5.00% due 7/1/2017 (Sewage Disposal System; Insured: Natl-Re/FGIC)	A+/Baa3	100,000	108,656
City of Detroit, 0% due 7/1/2018 (Sewage Disposal System; Insured: Natl-Re/FGIC)	A+/Baa3	330,000	282,170
City of Detroit, 5.00% due 7/1/2018 (Water Supply System; Insured: Natl-Re)	NR/Baa2	350,000	379,032
City of Detroit, 5.00% due 7/1/2020 (Water Supply System; Insured: Natl-Re/FGIC)	A+/Baa3	1,000,000	1,063,720
City of Detroit, 5.25% due 7/1/2021 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	200,000	220,588
City of Detroit, 5.00% due 7/1/2022 (Water Supply System; Insured: Natl-Re/FGIC)	A+/Baa3	260,000	274,235
City of Detroit, 5.25% due 7/1/2023 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	180,000	196,144
City of Detroit, 5.25% due 7/1/2039 (Sewage Disposal System; Insured: AGM)	A+/Baa3	1,250,000	1,349,737
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	1,065,290

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Healthcare Group)	NR/A2	$1,000,000	$1,093,970
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,073,010
Michigan Finance Authority, 8.125% due 4/1/2041 (Hope Academy Project)	NR/NR	990,000	1,132,035
Michigan Housing Development Authority, 3.375% due 11/1/2016 (AMT)	AA/NR	655,000	675,777
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,070,000	1,148,977
Michigan State Hospital Finance Authority, 5.00% due 11/15/2015 (Edward W. Sparrow Hospital Assoc.)	A+/A1	200,000	220,568
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Southshore Medical Center)	A/A2	650,000	700,362
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health System)	A/A2	1,000,000	1,130,180
Michigan Strategic Fund, 5.00% due 8/1/2013 (NSF International Project)	A-/NR	300,000	303,825
Michigan Strategic Fund, 7.00% due 5/1/2021 (The Detroit Edison Company; Insured: Natl- Re/AMBAC)	NR/NR	250,000	325,693
School District of the City of Detroit, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	1,000,000	1,142,440
School District of the City of Detroit GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA-/Aa2	1,000,000	1,157,400
MINNESOTA — 0.86%
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2023 (Airport, Marina & Port Improvements; Insured: AMBAC) (AMT)	AA+/Aa1	1,000,000	1,066,260
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023	A-/A3	100,000	106,542
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	415,000	423,615
MISSISSIPPI — 0.08%
Jackson Public School District, 4.00% due 2/1/2018 (District Long Range Capital Expenditure Program; Insured: AGM) (State Aid Withholding)	NR/Aa3	140,000	149,288
MISSOURI — 2.08%
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements)	NR/NR	1,170,000	1,228,886
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,646,357
NEVADA — 1.56%
Carson City, 5.00% due 9/1/2033 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,250,000	1,363,725
Redevelopment Agency of the City of Mesquite, 7.00% due 6/1/2019 (Public Facility and Redevelopment Projects)	BBB+/NR	700,000	723,387
Redevelopment Agency of the City of Mesquite, 7.125% due 6/1/2021 (Public Facility and Redevelopment Projects)	BBB+/NR	300,000	308,940
Redevelopment Agency of the City of Mesquite, 7.375% due 6/1/2024 (Public Facility and Redevelopment Projects)	BBB+/NR	500,000	514,230
NEW JERSEY — 1.50%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	785,692
State of New Jersey, 2.50% due 6/27/2013 (Cash Flow Management)	SP-1/Mig2	2,000,000	2,011,320
NEW MEXICO — 2.27%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB+/Baa1	1,000,000	1,108,900
City of Santa Fe, 5.00% due 5/15/2042 (El Castillo Retirement Residences)	BBB-/NR	3,000,000	3,122,550

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NEW YORK — 0.83%
City of Syracuse, 5.00% due 8/1/2017 (City Public and School Building Capital Projects; Insured: AGM) (State Aid Withholding)	AA-/A1	$400,000	$436,972
New York Thruway Authority, 5.00% due 1/1/2037 (Governor Thomas E. Dewey Thruway)	A+/A1	1,000,000	1,109,070
NORTH CAROLINA — 1.55%
City of Charlotte COP, 5.50% due 8/1/2017 (Convention Facility Project)	AA+/Aa2	625,000	642,419
[b] County of Dare, 5.00% due 6/1/2025 (Educational Facilities)	AA-/Aa3	1,500,000	1,786,155
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2020 (Progress Energy Carolinas, Inc. Initial Project Acquis.; Insured: AMBAC)	A-/NR	410,000	455,215
OHIO — 3.22%
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	500,000	585,600
American Municipal Power, Inc., 5.00% due 2/15/2037 (AMP Fremont Energy Center)	A/A1	1,000,000	1,100,780
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB+/NR	295,000	295,737
Cleveland Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; Insured: City Appropriations)	BBB+/NR	1,000,000	1,126,860
Ohio State Air Quality Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	100,000	104,011
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,119,580
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,350,000	1,392,876
Wyoming City School District GO, 5.00% due 12/1/2018 (Educational Facilities; Insured: AGM)	NR/A2	250,000	275,915
OREGON — 0.81%
City of Portland MFR, 6.05% due 11/1/2034 (Pacific Tower Apartments Project) (AMT)	NR/Baa1	495,000	495,520
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration; Insured: ACA)	NR/NR	1,000,000	1,024,500
PENNSYLVANIA — 5.49%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	950,000	1,053,721
City of Philadelphia, 5.00% due 6/15/2027 (Philadelphia International and Northeast Philadelphia Airports) (AMT)	A+/A2	2,000,000	2,208,100
Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.15% due 7/1/2025 put 4/1/2013 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	1,000,000	1,000,000
Pennsylvania Economic Development Financing Authority, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	462,199
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,800,000	1,834,128
Pennsylvania Higher Educational Facilities Authority, 5.00% due 10/1/2035 (Shippensburg University Student Housing Project)	BBB-/Baa3	595,000	646,087
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	2,000,000	1,928,200
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,122,040
RHODE ISLAND — 0.42%
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2022 (Public Housing Development)	AA-/NR	315,000	378,324
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2024 (Public Housing Development)	AA-/NR	350,000	414,631
SOUTH DAKOTA — 0.45%
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	832,005

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
TENNESSEE — 0.37%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	BB/Baa3	$100,000	$106,183
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	A-/Baa2	500,000	584,390
TEXAS — 9.73%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	720,000	771,178
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	665,000	692,072
Bexar County GO, 5.00% due 6/15/2018 (County Highway Construction and Maintenance)	AA+/Aaa	200,000	219,294
City of Kerrville Health Facilities Development Corp., 5.45% due 8/15/2035 (Sid Peterson Memorial Hospital)	BBB-/NR	2,730,000	2,753,150
Gulf Coast Waste Disposal Authority, 6.10% due 8/1/2024 (International Paper Co.) (AMT)	BBB/Baa3	100,000	100,400
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	585,790
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp, Inc.)	BBB/NR	1,000,000	1,158,470
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A-/Baa3	40,000	46,865
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (IDEA Public Schools)	BBB/NR	1,000,000	1,178,020
State of Texas, 2.50% due 8/30/2013 (General Revenue Fund Cash Management)	SP-1+/Mig1	3,500,000	3,534,405
Tarrant County Cultural Educational Facilities Finance Corp., 0.15% due 10/1/2041 put 4/1/2013 (Methodist Hospitals of Dallas; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	1,955,000	1,955,000
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	1,000,000	1,377,370
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (IDEA Public Schools; Insured: ACA)	BBB/NR	100,000	106,015
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 2/15/2018 (Cosmos Foundation, Inc.)	BBB/NR	670,000	706,649
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	164,815
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,550,000	1,637,156
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,179,720
U.S. VIRGIN ISLANDS — 0.39%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	583,870
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/NR	150,000	150,356
UTAH — 1.32%
Herriman City, 4.75% due 11/1/2022 (Towne Center Access and Utility Improvements)	A/NR	1,000,000	1,107,520
Intermountain Power Agency, 5.00% due 7/1/2016 pre-refunded 7/11/2013 (Power Supply Projects; Insured: AGM)	AA-/Aa3	300,000	303,699
Murray City, 0.14% due 5/15/2037 put 4/1/2013 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	800,000	800,000
State Board of Regents of the State of Utah, 4.00% due 11/1/2013 (Student Loans)	AAA/Aaa	250,000	255,532
VIRGINIA — 0.84%
City of Lexington IDA, 5.375% due 1/1/2028 (Residential Care Facility-Kendal at Lexington)	NR/NR	1,000,000	1,021,550
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 (Hampton RDS Proton)	NR/NR	500,000	539,165

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WASHINGTON — 0.59%
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A-/A2	$1,000,000	$1,105,050

TOTAL INVESTMENTS — 95.05% (Cost $ 164,517,914)			$177,370,675
OTHER ASSETS LESS LIABILITIES — 4.95%			9,236,704

NET ASSETS — 100.00%			$186,607,379

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
MFR	Multi-Family Revenue Bond
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

18    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $164,517,914) (Note 2)	$177,370,675
Cash	7,752,910
Receivable for investments sold	452,953
Receivable for fund shares sold	2,144,388
Interest receivable	2,337,150
Prepaid expenses and other assets	51,065

Total Assets	190,109,141

LIABILITIES
Payable for investments purchased	2,482,282
Payable for fund shares redeemed	771,289
Payable to investment advisor and other affiliates (Note 3)	153,937
Accounts payable and accrued expenses	33,300
Dividends payable	60,954

Total Liabilities	3,501,762

NET ASSETS	$186,607,379

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,622
Net unrealized appreciation on investments	12,852,761
Accumulated net realized gain (loss)	2,193,810
Net capital paid in on shares of beneficial interest	171,557,186

$186,607,379

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($61,317,877 applicable to 4,043,696 shares of beneficial interest outstanding - Note 4)	$15.16
Maximum sales charge, 2.00% of offering price	0.31

Maximum offering price per share	$15.47

Class C Shares:
Net asset value and offering price per share* ($25,578,707 applicable to 1,685,057 shares of beneficial interest outstanding - Note 4)	$15.18

Class I Shares:
Net asset value, offering and redemption price per share ($99,710,795 applicable to 6,569,538 shares of beneficial interest outstanding - Note 4)	$15.18

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    19

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME:

Interest income (net of premium amortized of $ 362,827)	$3,746,826

EXPENSES:
Investment advisory fees (Note 3)	705,745
Administration fees (Note 3)
Class A Shares	42,064
Class C Shares	15,869
Class I Shares	23,876
Distribution and service fees (Note 3)
Class A Shares	84,129
Class C Shares	77,322
Transfer agent fees
Class A Shares	13,547
Class C Shares	7,044
Class I Shares	15,230
Registration and filing fees
Class A Shares	14,329
Class C Shares	11,428
Class I Shares	11,773
Custodian fees (Note 3)	32,992
Professional fees	20,856
Accounting fees	2,600
Trustee fees	3,521
Other expenses	11,987

Total Expenses	1,094,312
Less:
Expenses reimbursed by investment advisor (Note 3)	(30,691)
Fees paid indirectly (Note 3)	(2,780)

Net Expenses	1,060,841

Net Investment Income	2,685,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	2,193,849
Net change in unrealized appreciation (depreciation) on investments	(1,889,428)

Net Realized and Unrealized Gain	304,421

Net Increase in Net Assets Resulting from Operations	$2,990,406

See notes to financial statements.

20    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Strategic Municipal Income Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$2,685,985	$4,940,467
Net realized gain (loss) on investments	2,193,849	431,431
Net unrealized appreciation (depreciation) on investments	(1,889,428)	10,241,692

Net Increase (Decrease) in Net Assets Resulting from Operations	2,990,406	15,613,590

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(919,552)	(1,821,624)
Class C Shares	(309,392)	(577,455)
Class I Shares	(1,457,041)	(2,541,388)
From realized gains
Class A Shares	(158,051)	(35,959)
Class C Shares	(57,504)	(13,233)
Class I Shares	(215,913)	(48,816)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(4,076,738)	21,540,065
Class C Shares	2,078,319	6,778,829
Class I Shares	7,379,523	32,570,889

Net Increase in Net Assets	5,254,057	71,464,898

NET ASSETS:
Beginning of Period	181,353,322	109,888,424

End of Period	$186,607,379	$181,353,322

Undistributed net investment income	$3,622	$3,622

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$177,370,675	$—	$177,370,675	$—

Total Investments in Securities	$177,370,675	$—	$177,370,675	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $10,532 for Class A shares and $20,159 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

that it earned net commissions aggregating $774 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,888 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $2,780.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	876,195	$13,390,507	2,136,532	$31,110,750
Shares issued to shareholders in reinvestment of dividends	62,055	947,286	97,853	1,436,857
Shares repurchased	(1,209,564)	(18,414,531)	(750,631)	(11,007,542)

Net increase (decrease)	(271,314)	$(4,076,738)	1,483,754	$21,540,065

Class C Shares
Shares sold	312,900	$4,777,865	727,947	$10,720,340
Shares issued to shareholders in reinvestment of dividends	19,790	302,391	28,039	412,028
Shares repurchased	(196,813)	(3,001,937)	(296,969)	(4,353,539)

Net increase (decrease)	135,877	$2,078,319	459,017	$6,778,829

Class I Shares
Shares sold	1,287,316	$19,626,753	3,079,352	$45,330,018
Shares issued to shareholders in reinvestment of dividends	96,492	1,473,776	144,496	2,125,272
Shares repurchased	(899,991)	(13,721,006)	(1,027,578)	(14,884,401)

Net increase (decrease)	483,817	$7,379,523	2,196,270	$32,570,889

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $44,423,509 and $30,683,110, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$164,517,914

Gross unrealized appreciation on a tax basis	$13,005,758
Gross unrealized depreciation on a tax basis	(152,997)

Net unrealized appreciation (depreciation) on investments (tax basis)	$12,852,761

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, high yield risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)	$15.17	0.21	0.02	0.23	(0.21)	(0.03)	(0.24)	$15.16	2.73	(c)	1.25	(c)	1.25	(c)	1.28	(c)	1.53	17.94	$61,318
2012(b)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34		1.25		1.25		1.31		11.71	12.52	$65,446
2011(b)	$14.22	0.59	(0.14)	0.45	(0.59)	(0.02)	(0.61)	$14.06	4.37		1.25		1.25		1.38		3.47	19.45	$39,808
2010(b)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
2009(b)(d)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(c)	1.25	(c)	1.25	(c)	2.92	(c)	18.65	14.37	$11,761
Class C Shares
2013	$15.18	0.19	0.03	0.22	(0.19)	(0.03)	(0.22)	$15.18	2.44	(c)	1.55	(c)	1.54	(c)	1.71	(c)	1.45	17.94	$25,578
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04		1.55		1.55		1.78		11.38	12.52	$23,521
2011	$14.23	0.55	(0.14)	0.41	(0.55)	(0.02)	(0.57)	$14.07	4.07		1.55		1.55		1.83		3.16	19.45	$15,344
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
2009(d)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(c)	1.55	(c)	1.55	(c)	6.40	(c)(e)	18.58	14.37	$3,684
Class I Shares
2013	$15.18	0.23	0.03	0.26	(0.23)	(0.03)	(0.26)	$15.18	3.05	(c)	0.93	(c)	0.93	(c)	0.93	(c)	1.76	17.94	$99,711
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62		0.95		0.95		0.95		12.03	12.52	$92,386
2011	$14.23	0.63	(0.14)	0.49	(0.63)	(0.02)	(0.65)	$14.07	4.62		0.99		0.99		1.03		3.74	19.45	$54,736
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134
2009(d)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(c)	0.99	(c)	0.99	(c)	2.12	(c)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Annualized.
(d)	Fund commenced operations on April 1, 2009.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,015.30	$6.28
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class C Shares
Actual	$1,000.00	$1,014.50	$7.76
Hypothetical*	$1,000.00	$1,017.23	$7.77
Class I Shares
Actual	$1,000.00	$1,017.60	$4.68
Hypothetical*	$1,000.00	$1,020.29	$4.68

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.54%; I: 0.93%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Strategic Municipal Income Fund versus BofA Merrill Lynch Municipal Master Index and Consumer Price Index (April 1, 2009 to March 31, 2013)

Average Annual Total Returns

For Periods Ended March 31, 2013 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 4/1/09)	4.57%	7.11%	10.25%
C Shares (Incep: 4/1/09)	5.79%	7.52%	10.51%
I Shares (Incep: 4/1/09)	7.10%	8.17%	11.14%
BofA Merrill Lynch Municipal Master Index (Since: 4/1/09)	5.59%	6.56%	7.61%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00% . Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1979

IMPORTANT INFORMATION

The information presented on the following pages is current as of March 31, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Glossary

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

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THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A Shares from February 19, 1987 through March 31, 2013

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without sales charge	3.17%	4.30%	4.39%	3.43%	4.72%
With sales charge	1.60%	3.77%	4.08%	3.27%	4.66%

30-Day Yields, A Shares

As of March 31, 2013

Annualized Distribution Yield	SEC Yield
1.63%	0.60%

Key Portfolio Attributes

As of March 31, 2013

Number of Bonds	274

Effective Duration	3.3Yrs

Average Maturity	4.0Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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Thornburg California Limited Term Municipal Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    5

LETTER TO SHAREHOLDERS

April 18, 2013

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by one cent to $13.76 per share during the six months ended March 31, 2013. If you were with us for the entire period, you received dividends of 12.4 cents per share. If you reinvested your dividends, you received 12.5 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund slightly outperformed the Index, with a total return of 1.05% at NAV over the six months ended March 31, 2013, compared to the 0.71% for the BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index.

Our overweights to California revenue sectors, middle-tier investment grade credits, local school districts, and zero-coupon bonds, combined with our underweight to the general obligation sector explained much of our relative outperformance for the period. The Fund also benefitted from our concerted migration away from higher duration positions into more price-stable bonds maturing inside of three years.

Guided by limited buying opportunity sets, being comparatively short and liquid these last six months has only benefitted the Fund’s relative performance. Since yields bottomed in the fall of 2012, we mindfully took advantage of opportunities to reduce the Fund’s risk exposure, even liquidating a few of our weakest credits into an identifiable yield grab at attractive premiums. Aware that the “risk-off” trade comes at a certain cost, the Fund’s dividend yield remains near the average of its Morningstar competitive group and comfortably above the BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index.

Market opportunities have diminished over the last two years. Contrasting today’s market to where we were at this time in 2011, several metrics are apparent. The 10-year risk-free rate has declined by 110 basis points, term spreads between one-year and 10-year bonds declined 90 basis points, and credit spreads between AAA and single-A narrowed another 22 basis points. During the fourth calendar quarter of 2012, inflation-adjusted municipal yields reached their lowest levels in over thirty years. Not isolated to California’s municipal market space, fixed income as a broad asset class has been over-valued for several quarters now.

Among the particular virtues of the Fund’s investment strategy is its relative flexibility in managing exposure along the risk curve. In the past, when we’ve found ourselves in markets of opportunity – the banking crisis of 2008 and the Meredith Whitney event of 2010, for example – we maintained flexibility and exercised the discipline to migrate further out along the risk curve, adding to our duration and credit exposure and locking in attractive rates that we were then able to carry forward to future years. Conversely, when we find ourselves in markets of limited opportunity, such as the one we’re in, when yields reach a trough and asset prices appear overvalued, we appropriately exercise discipline to migrate toward a more defensive posture.

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LETTER TO SHAREHOLDERS,

CONTINUED

Investors who have been with us through the years are rarely surprised to see us adopt a contrarian approach to the market. Recently, as we’ve observed market participants chase after yield and take on risk without much consideration of the cost, we’ve mindfully taken the opportunity to build relatively higher quality and liquidity back into the Fund, redoubling our efforts managing credit risk, and deferring some of our risk asset purchases to future dates. We believe there will be better opportunities to invest in longer-term, higher-duration, risk assets. That time is not the present. When the time does come, however, we believe the Fund to be well positioned to capitalize on market weakness.

With economic health indicators mixed to slightly positive, it’s still not apparent when we will see an end to federal stimulus. Quantitative easing should remain intact through the next quarter, with some likelihood of extending into 2014, dependent on labor conditions. Through March 31, 2013, we’ve seen 30 consecutive months in national employment growth. The state of California has been leading the march in recent U.S. employment growth, creating 300,000 jobs during the twelve months leading up to December 31, 2012.

Total non-farm payrolls at both the state and national level are still below where they were at the beginning of the Great Recession in 2007. The brown line in chart I illustrates this national trend. This, combined with a falling labor participation rate, tempers our optimism with awareness that we still have a way to go before the Federal Reserve (Fed) removes its anchor on short-term rates. Now is a good time to remind investors that “income” drives sustainable returns, not artificial constraints on interest rates, not momentum buying, nor chasing after prior years’ performance.

Chart I: Non-farm Employment in Selected Recessions

While private-sector employment has fueled job growth in California over the last three years, state and local governments have been steadily eliminating jobs nationally. The brown line in chart II on the next page shows state and local government employment trends in the Great Recession; state and local government recovery in previous recessions is shown for comparison. As reflected in recent Bureau of Labor Statistics data, cuts in government employment have been far more severe than in any other recession during the last 40 years. While government employment cuts of this nature have their

Certified Semi-Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

place, and are lauded among champions of fiscal conservatism, high unemployment stemming from the private and public sector remains an economic headwind.

Investment ratings of state of California general obligation and appropriation debt have been revised upward by rating agencies Fitch and Standard and Poor’s in recent months. Both agencies cite improvements in fiscal management, along with a demonstrated willingness to implement constraints on spending and create new sources of tax revenue, as progress toward addressing the state’s long-standing structural deficit.

Chart II: State and Local Government Employment in Selected Recessions

At the local government level, tax collections among most of California’s city and county municipalities have been slow to recover in recent years due primarily to lags in assessed property values. As we’ve seen in recent years, property taxes based on assessed values often lead to less pronounced, but protracted periods of revenue decline following sharp declines in real estate prices. Fortunately, the rate of decline in assessed valuations has lessened within the state, and in some areas growth is trending positive. From what we can glean from a recent uptrend in housing market values, we could reasonably anticipate this will provide some support to revenue growth in the years ahead.

While many fiscal trends impacting California’s state and local governments have been positive and steady, the road to recovery has still been very slow. By no means are state and local government municipalities out of the woods. Governments remain vulnerable to sluggish or negative economic growth, especially taking into consideration that many municipal governments have yet to replenish cash reserves and rainy day funds. Many have exhausted one-time revenue sources, and recent cuts to essential and non-essential government functions may limit flexibility to control expenses going forward.

We remind investors of the importance of maintaining an appropriate holding period. For the Thornburg California Limited Term Municipal Fund, we believe a holding period of at least two to three years will make it easier to navigate through any potentially rough waters that may lie ahead.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of 145 diversified municipal obligors within the state of California, the U.S. Virgin Islands, and Guam. We ladder the

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LETTER TO SHAREHOLDERS,

CONTINUED

maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering is intended to accomplish two goals. First, the staggered maturities of a laddered structure reduce interest-rate risk and should dampen the Fund’s price volatility. Laddering also reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher.

We continue to search for opportunities in the California municipal market, using our fundamental, bottom-up approach to portfolio management. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Chart III: Percent of Portfolio Maturing

As of 3/31/13. Percentages vary over time.

Data may not add up to 100% due to rounding.

Sincerely,

Christopher Ihlefeld Portfolio Manager Managing Director	Christopher Ryon, CFA Portfolio Manager Managing Director	Josh Gonze Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,830,000	$2,124,465
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Capital Projects)	AA/Aa3	1,000,000	1,221,860
Alvord USD GO, 5.25% due 2/1/2014 (Insured: Natl-Re)	A+/Baa2	1,150,000	1,195,816
Anaheim Public Financing Authority, 5.00% due 10/1/2020 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	445,000	474,819
Anaheim Public Financing Authority, 5.00% due 10/1/2021 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	820,000	871,635
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA-/A2	3,000,000	2,207,760
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area Toll Bridge)	AA/Aa3	2,075,000	2,351,784
Bay Area Toll Authority, 0.82% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge)	AA/Aa3	5,000,000	5,009,250
Bay Area Water Supply & Conservation Agency, 1.00% due 10/1/2014 (Regional Water System Improvements)	AA-/Aa3	1,000,000	1,011,660
Bay Area Water Supply & Conservation Agency, 2.00% due 10/1/2015 (Regional Water
System Improvements)	AA-/Aa3	1,000,000	1,040,280
Bay Area Water Supply & Conservation Agency, 3.00% due 10/1/2016 (Regional Water
System Improvements)	AA-/Aa3	3,965,000	4,300,201
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	3,060,000	3,372,701
California Education Notes Program, 2.00% due 1/31/2014 (School Districts Capital Program Cash Flow Management)	SP-1+/NR	13,340,000	13,536,765
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A3	1,540,000	1,784,845
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,726,535
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A3	1,445,000	1,707,990
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,366,420
California HFFA, 5.25% due 10/1/2013 (Providence Health and Services)	AA/Aa2	650,000	666,367
California HFFA, 5.00% due 8/15/2014 (Cedars-Sinai Medical Center)	NR/A2	1,500,000	1,594,200
California HFFA, 4.00% due 2/1/2016 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	2,475,000	2,675,302
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA/Aa2	1,100,000	1,314,181
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	2,715,000	3,221,673
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA/Aa2	1,000,000	1,251,050
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,430,266
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	A/NR	1,460,000	1,660,838
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,392,133
California HFFA, 5.25% due 3/1/2022 (Catholic Healthcare West Health Facilities)	A/A3	1,000,000	1,189,450
California HFFA, 5.125% due 7/1/2022 (Catholic Healthcare West Health Facilities)	A/A3	2,635,000	2,885,167
California HFFA, 1.45% due 8/15/2023 put 3/15/2017 (Lucile Salter Packard Children’s Hospital)	AA/Aa3	3,000,000	3,040,260
California HFFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Healthcare West Health Facilities)	A/A3	2,000,000	2,111,180
California Mobilehome Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	290,000	292,190
California PCR Financing Authority, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A/A2	2,500,000	2,664,650

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California PCR Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB/Baa3	$2,820,000	$3,169,342
California School Cash Reserve Program Authority, 2.00% due 10/1/2013 (Series AA School Districts Educational Purposes)	SP-1+/NR	500,000	504,390
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	A-/A2	1,580,000	1,586,589
California State Department of Veterans Affairs, 2.75% due 12/1/2018 (Farm and Home Purchase Program)	AA/Aa3	1,000,000	1,038,180
California State Department of Veterans Affairs, 3.00% due 12/1/2019 (Farm and Home Purchase Program)	AA/Aa3	500,000	523,145
California State Department of Water Resources, 5.00% due 5/1/2014 (DWR Power Supply Program)	AA-/Aa3	1,000,000	1,051,980
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa3	5,000,000	5,481,550
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa3	3,400,000	3,727,454
California State Economic Recovery GO, 5.25% due 7/1/2014 (Insured; Natl-Re/FGIC)	A+/Aa3	1,045,000	1,110,051
California State Economic Recovery GO, 5.00% due 7/1/2015 (Insured: Natl-Re)	A+/Aa3	585,000	619,006
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	3,000,000	3,601,230
California State Housing Finance Agency, 3.70% due 8/1/2013 (Single Family Housing; Insured: FGIC)	BBB/Baa2	1,670,000	1,680,738
California State Housing Finance Agency, 3.80% due 2/1/2014 (Single Family Housing; Insured: FGIC)	BBB/Baa2	770,000	781,796
California State Housing Finance Agency, 5.00% due 2/1/2014 (Single Family Housing; Insured: FGIC) (AMT)	BBB/Baa2	1,200,000	1,216,488
California State Housing Finance Agency, 4.85% due 8/1/2016 (Single Family Housing; Insured: AGM) (AMT)	AA-/A2	1,000,000	1,068,320
California State Housing Finance Agency, 5.00% due 8/1/2017 (Single Family Housing; Insured: AGM) (AMT)	AA-/A2	980,000	1,049,619
California State Housing Finance Agency, 5.125% due 8/1/2018 (Single Family Housing; Insured: AGM) (AMT)	AA-/A2	1,000,000	1,060,820
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Famiy Housing; Insured: FHA)	NR/Aaa	735,000	753,596
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	A/NR	1,000,000	1,168,960
California State Public Works Board, 5.25% due 10/1/2013 (California State University)	A-/Aa3	500,000	502,080
California State Public Works Board, 5.25% due 11/1/2014 (University of California; Insured: Natl-Re)	AA-/Aa2	1,000,000	1,078,620
California State Public Works Board, 5.25% due 12/1/2014 (California Community Colleges)	A-/A2	1,525,000	1,531,069
California State Public Works Board, 5.00% due 1/1/2015 (Correctional Facilities Improvements; Insured: AMBAC)	A-/A2	2,000,000	2,159,180
California State Public Works Board, 5.00% due 11/1/2015 (University of California)	AA-/Aa2	1,000,000	1,074,600
California State Public Works Board, 5.00% due 11/1/2016 (California State University-J. Paul Leonard & Sutro Library)	A-/Aa3	1,000,000	1,146,680
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	1,185,000	1,445,285
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	A-/A2	1,635,000	1,940,712
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A-/A2	2,500,000	3,030,225
California State Public Works Board, 5.00% due 4/1/2022 (Riverside Campus)	A-/A2	565,000	680,220
California State Public Works Board, 5.00% due 11/1/2022 (Correctional Facilities Improvements)	A-/A2	1,500,000	1,815,885
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A-/A2	1,200,000	1,430,244
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A-/A2	1,400,000	1,682,730
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A-/A2	1,000,000	1,181,100

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California Statewide Communities Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: California Mtg Insurance)	A/NR	$750,000	$796,642
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	3,715,000	4,483,113
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; Insured: College for Certain LLC)	NR/NR	1,460,000	1,516,079
California Statewide Communities Development Authority, 3.90% due 8/1/2031 put 7/1/2014 (Kaiser Foundation Hospitals)	A+/NR	800,000	828,416
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities Improvements; Insured: ACA)	NR/NR	5,000,000	2,390,350
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,228,762
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	3,300,000	2,708,112
Centinela Valley USD GO, 4.00% due 12/1/2013	SP-1+/NR	3,000,000	3,068,430
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	A+/A1	1,000,000	1,088,640
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	A+/A1	500,000	598,990
Cerritos Public Financing Authority, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	1,260,000	1,324,714
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Capital Improvements; Insured: AMBAC)	A+/Aa3	2,465,000	2,132,964
Chula Vista Elementary School District COP, 4.70% due 9/1/2022 (Elementary School Building Project; Insured: Natl-Re)	NR/Baa2	900,000	903,753
City of Burbank California Water and Power Electric, 5.00% due 6/1/2015 (Electric Systems Capital Improvements)	AA-/A1	750,000	822,315
City of Burbank California Water and Power Electric, 5.00% due 6/1/2016 (Electric Systems Capital Improvements)	AA-/A1	500,000	567,285
City of Burbank California Water and Power Electric, 5.00% due 6/1/2017 (Electric Systems Capital Improvements)	AA-/A1	1,000,000	1,168,330
City of Burbank California Water and Power Electric, 5.00% due 6/1/2018 (Electric Systems Capital Improvements)	AA-/A1	360,000	429,772
City of Burbank California Water and Power Electric, 5.00% due 6/1/2020 (Electric Systems Capital Improvements)	AA-/A1	625,000	767,919
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa3	3,000,000	3,052,950
City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project)	A-/NR	1,300,000	1,508,260
City of Folsom, 4.00% due 12/1/2014 (Community Facilities District No. 2)	A+/NR	755,000	794,177
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,224,234
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,096,906
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank N.A.)	NR/Aa3	2,880,000	3,035,117
City of Manteca, 2.00% due 12/1/2013 (Wastewater and Sewer System Improvements)	AA-/Aa3	425,000	429,964
City of Manteca, 2.00% due 7/1/2014 (Water Supply System Improvements)	AA-/A1	450,000	459,315
City of Manteca, 3.00% due 12/1/2015 (Wastewater and Sewer System Improvements)	AA-/Aa3	280,000	296,789
City of Manteca, 4.00% due 7/1/2016 (Water Supply System Improvements)	AA-/A1	300,000	331,272
City of Manteca, 3.00% due 12/1/2016 (Wastewater and Sewer System Improvements)	AA-/Aa3	520,000	560,461
City of Manteca, 4.00% due 7/1/2018 (Water Supply System Improvements)	AA-/A1	550,000	626,434
City of Manteca, 4.00% due 12/1/2018 (Wastewater and Sewer System Improvements)	AA-/Aa3	375,000	430,013
City of Manteca, 5.00% due 7/1/2019 (Water Supply System Improvements)	AA-/A1	400,000	482,392
City of Manteca, 5.00% due 7/1/2021 (Water Supply System Improvements)	AA-/A1	1,000,000	1,220,060
City of Manteca, 5.00% due 7/1/2023 (Water Supply System Improvements)	AA-/A1	650,000	786,526
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	BBB/NR	965,000	1,008,261
City of Oxnard Financing Authority, 5.00% due 5/1/2013 (Solid Waste System; Insured: AMBAC) (AMT)	A-/NR	2,115,000	2,121,620
City of Oxnard Financing Authority, 5.25% due 6/1/2014 (Wastewater Treatment Plants; Insured: Natl-Re/FGIC)	BBB/NR	1,000,000	1,007,890
City of Pasadena, 4.00% due 6/1/2013 (Electric System Improvements; Insured: AGM)	AA-/NR	730,000	734,555
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC)	NR/NR	1,250,000	1,341,650

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Roseville COP, 5.00% due 2/1/2019 (Electric System Improvements; Insured: Natl- Re/FGIC)	A+/A2	$850,000	$901,153
City of Santa Fe Springs Community Development Commission, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	A/Baa2	1,235,000	1,353,622
City of Seal Beach Redevelopment Agency, 5.20% due 12/15/2013 (Seal Beach Mobile Home Park; Insured: ACA)	NR/NR	125,000	125,976
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	A/A2	1,155,000	1,380,029
City of Torrance, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A/A2	2,600,000	2,610,816
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	NR/Baa2	1,240,000	1,365,079
City of Whittier, 5.375% due 8/1/2014 (Solid Waste; Insured: AMBAC)	NR/NR	370,000	370,895
Colton Public Financing Authority, 4.00% due 4/1/2017 (Electric Generation Facility Project)	NR/A2	530,000	583,270
Colton Public Financing Authority, 4.00% due 4/1/2018 (Electric Generation Facility Project)	NR/A2	550,000	613,289
Colton Public Financing Authority, 4.00% due 4/1/2019 (Electric Generation Facility Project)	NR/A2	400,000	446,712
Colton Public Financing Authority, 5.00% due 4/1/2020 (Electric Generation Facility Project)	NR/A2	410,000	481,566
Colton Public Financing Authority, 5.00% due 4/1/2021 (Electric Generation Facility Project)	NR/A2	650,000	764,588
Colton Public Financing Authority, 5.00% due 4/1/2022 (Electric Generation Facility Project)	NR/A2	970,000	1,138,702
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA-/NR	250,000	287,558
Contra Costa Water District, 2.50% due 10/1/2013	AA/NR	2,000,000	2,024,020
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA-/Aa2	1,595,000	1,504,787
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,959,505
County of Monterey COP, 5.00% due 8/1/2014 (Natividad Medical Center; Insured: AGM)	AA/A1	2,000,000	2,113,300
County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/A1	3,700,000	4,377,951
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	A+/Baa2	1,815,000	1,992,090
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A/NR	1,085,000	1,241,338
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A/NR	1,135,000	1,316,975
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A/NR	1,195,000	1,403,002
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling Financing Project; Insured: CIFG)	AA-/A3	735,000	811,014
Fresno County USD GO, 5.90% due 8/1/2017 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	590,000	712,525
Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	630,000	774,207
Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	675,000	833,935
Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	2,510,000	2,930,977
Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	720,000	884,974
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,944,228
Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA-/A2	1,275,000	1,545,453
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA-/NR	1,335,000	1,498,177
Irvine Public Facilities & Infrastructure Authority, 2.00% due 9/2/2013	BBB+/NR	1,000,000	1,005,430
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2015	BBB+/NR	570,000	588,371
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2016	BBB+/NR	1,290,000	1,334,324
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	3,000,000	3,093,150
Kern High School District GO, 3.00% due 8/1/2014 (Insured: AGM)	A+/Aa2	610,000	631,911
Kern High School District GO, 3.00% due 8/1/2015 (Insured: AGM)	A+/Aa2	500,000	529,365
Kern High School District GO, 4.00% due 8/1/2016 (Insured: AGM)	A+/Aa2	500,000	556,085
Kern High School District GO, 4.00% due 8/1/2017 (Insured: AGM)	A+/Aa2	500,000	568,230
Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	A+/Aa2	500,000	575,660
Lindsay USD COP, 5.75% due 10/1/2017 (Insured: AGM)	AA-/NR	1,160,000	1,291,347
Lindsay USD COP, 6.00% due 10/1/2018 (Insured: AGM)	AA-/NR	680,000	772,881

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lodi Public Financing Authority, 3.00% due 10/1/2016 (City Police Building and Jail)	A/NR	$830,000	$872,305
Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A/NR	965,000	1,113,649
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A/NR	1,020,000	1,180,650
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A/NR	1,040,000	1,196,042
Los Alamitos USD GO, 0% due 9/1/2016 (School Facilities Improvements)	SP-1+/Aa2	2,000,000	1,931,500
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A2	2,100,000	2,334,381
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A2	1,660,000	1,875,136
Los Angeles County Public Works Financing Authority, 5.00% due 9/1/2014 (Multiple Facilities Projects; Insured: Natl-Re/FGIC)	NR/NR	2,990,000	3,163,599
Los Angeles County Public Works Financing Authority, 4.25% due 6/1/2016 (Calabasas Landfill; Insured: AMBAC)	AA-/A1	1,000,000	1,056,410
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA-/A1	2,060,000	2,443,510
Los Angeles County Schools Pooled Financing Program COP, 2.00% due 12/31/2013 (Cash Flow Management)	SP-1+/NR	2,000,000	2,025,460
Los Angeles County Schools Pooled Financing Program COP, 2.00% due 12/31/2013 (Cash Flow Management)	SP-1+/NR	6,000,000	6,078,180
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,471,720
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,416,780
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Improvements)	A+/A3	3,235,000	3,744,254
Los Angeles Municipal Improvement Corp., 5.00% due 3/1/2018 (Capital Improvements)	A+/A3	4,765,000	5,534,690
Los Angeles USD COP, 5.00% due 10/1/2014 (Information Technology Projects; Insured: AMBAC)	A+/A1	725,000	774,336
Los Angeles USD COP, 5.00% due 10/1/2015 (Information Technology Projects; Insured: AMBAC)	A+/A1	2,000,000	2,202,140
Los Angeles USD COP, 5.00% due 10/1/2016 (Information Technology Projects; Insured: AMBAC)	A+/A1	425,000	481,262
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities Improvements)	A+/A1	2,000,000	2,392,680
Los Angeles USD GO, 4.00% due 7/1/2013 (Educational Facilities Improvements)	AA-/Aa2	775,000	782,703
Manteca Financing Authority, 5.00% due 12/1/2033 pre-refunded 12/1/2013 (Wastewater Quality Control Facility; Insured: Natl-Re)	NR/Aa3	1,535,000	1,583,752
Manteca USD Community Facilities District No. 1989-2, 3.00% due 9/1/2016 (Educational Facilities; Insured: AGM)	AA-/A2	410,000	435,687
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA-/A2	500,000	555,240
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA-/A2	870,000	962,620
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA-/A2	1,425,000	1,665,654
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA-/A2	750,000	878,767
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA-/A2	500,000	581,645
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities Improvements; Insured: Natl-Re/FGIC)	AA-/NR	1,275,000	1,291,192
Milpitas Redevelopment Agency, 5.00% due 9/1/2015 (Insured: Natl-Re)	A/Baa2	2,200,000	2,243,010
Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,222,560
Mojave USD COP, 0% due 9/1/2017 (Educational Facilities Improvements; Insured: AGM)	AA-/NR	1,045,000	964,201
Mojave USD COP, 0% due 9/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA-/NR	1,095,000	968,429
Mojave USD GO, 0% due 6/1/2013 (Cash Flow Management)	SP-1+/NR	2,070,000	2,069,131
Northern California Power Agency, 4.00% due 7/1/2015 (Hydroelectric Project)	A+/A2	500,000	539,010
Northern California Power Agency, 5.00% due 7/1/2016 (Hydroelectric Project)	A+/A2	500,000	568,530

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A2	$100,000	$116,520
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A2	1,250,000	1,487,812
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A3	2,340,000	2,793,515
Norwalk Redevelopment Agency, 5.00% due 10/1/2014 (Insured: Natl-Re)	NR/Baa2	625,000	655,394
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA-/A1	2,000,000	1,725,460
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	A+/A1	2,850,000	2,232,319
Pasadena USD GO, 5.00% due 11/1/2018 (Insured: AGM)	NR/Aa2	1,200,000	1,356,624
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities Improvements; Insured: Natl-Re)	A/Baa2	465,000	575,159
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	2,500,000	2,919,800
Redevelopment Agency of the City of San Mateo, 4.00% due 8/1/2020 (Downtown and Shoreline Area Redevelopment Projects; Insured: XLCA)	A/Ba1	400,000	408,496
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa2	1,250,000	1,417,650
Richmond Joint Powers Financing Authority, 5.25% due 5/15/2013	A+/NR	105,000	105,272
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Ridgecrest Redevelopment Project)	A-/Ba1	1,055,000	1,147,629
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Ridgecrest Redevelopment Project)	A-/Ba1	1,055,000	1,159,287
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Ridgecrest Redevelopment Project)	A-/Ba1	1,050,000	1,174,372
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Ridgecrest Redevelopment Project)	A-/Ba1	1,050,000	1,195,834
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Ridgecrest Redevelopment Project)	A-/Ba1	1,040,000	1,194,534
Riverside County Palm Desert Financing Authority, 5.00% due 5/1/2013 (County Facilities Projects)	AA-/A2	1,000,000	1,004,340
Rosemead Community Development Commission, 5.00% due 10/1/2015 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	1,015,000	1,113,597
Rosemead Community Development Commission, 5.00% due 10/1/2016 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	700,000	769,111
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A-/Baa2	1,390,000	1,549,155
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: Natl-Re)	NR/Baa2	3,480,000	3,345,394
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,600,000	4,401,396
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble Project)	A+/A1	1,100,000	1,203,048
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	A+/A1	625,000	744,694
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/A3	3,000,000	3,338,790
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	304,728
San Diego Public Facilities Financing Authority, 5.00% due 9/1/2013 (Balboa and Mission Bay Parks and Jack Murphy Stadium)	A+/A2	500,000	509,840
San Diego Redevelopment Agency, 5.00% due 9/1/2014 (Centre City Redevelopment; Insured: AMBAC)	NR/Ba1	200,000	208,970
San Diego Redevelopment Agency, 5.25% due 9/1/2015 (Centre City Redevelopment; Insured: AGM)	AA-/A2	1,375,000	1,387,444
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/Ba1	3,215,000	3,491,201
San Diego Redevelopment Agency, 0% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA-/A2	1,910,000	1,622,736
San Diego Redevelopment Agency, 5.80% due 11/1/2021 (Horton Plaza)	A-/Ba1	2,635,000	2,640,797
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	1,390,000	1,722,947
San Francisco City & County Airports Commission, 4.00% due 5/1/2013	A+/A1	500,000	501,770
San Francisco City & County COP, 5.00% due 11/1/2022 (525 Golden Gate Ave-Public Utilities Commission Office Project)	AA-/Aa3	700,000	810,383
San Francisco City & County Redevelopment Agency, 0% due 7/1/2013 (George R. Moscone Convention Center)	AA-/Aa3	1,200,000	1,198,944
San Francisco City & County Redevelopment Agency, 5.25% due 8/1/2013 (San Francisco Redevelopment Project; Insured: Natl-Re/FGIC)	A/Ba1	1,250,000	1,269,075

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
San Francisco City & County Redevelopment Agency, 5.25% due 8/1/2014 (San Francisco Redevelopment Project; Insured: Natl-Re/FGIC)	A/Ba1	$2,000,000	$2,030,300
San Francisco City & County Redevelopment Agency, 5.00% due 6/1/2020 (San Francisco Redevelopment Project; Insured: AGM)	AA-/A1	1,730,000	2,045,933
San Joaquin County COP, 5.50% due 11/15/2013 (Capital Facilities; Insured: Natl-Re)	NR/Baa2	355,000	364,244
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa2	5,000,000	4,156,350
San Jose Evergreen Community College District GO, 5.25% due 9/1/2017 (Higher Education Facilities; Insured: AMBAC)	AA-/Aa1	395,000	422,741
San Jose Financing Authority, 5.25% due 6/1/2016 (Civic Center Project; Insured: AMBAC)	AA/Aa3	500,000	502,110
San Juan USD GO, 5.00% due 8/1/2014 (Educational Facilities Improvements)	NR/Aa2	1,335,000	1,419,038
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (DHCCP Development Project)	A+/NR	2,000,000	2,069,980
San Mateo County Joint Powers Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa2	800,000	942,680
San Mateo County Transit District, 4.50% due 6/1/2022 (Transit Services; Insured: Natl-Re)	AA/Aa2	400,000	431,456
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	NR/Baa2	1,000,000	1,002,050
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities Improvements; Insured: Natl-Re/FGIC)	AA/Aa1	2,000,000	1,793,540
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	NR/Baa2	2,000,000	2,342,560
Santa Ana USD GO, 0% due 8/1/2020 (Insured: Natl-Re/FGIC)	AA-/NR	2,035,000	1,698,655
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities)	AA/A1	1,000,000	1,106,190
Santa Margarita-Dana Point Authority, 7.25% due 8/1/2013 (Improvement Districts 3-3A, 4-4A; Insured: Natl-Re)	NR/Baa2	2,000,000	2,040,480
Santa Monica Community College District GO, 0% due 8/1/2018 (College District Capital Improvements; Insured: MBIA)	AA/Aa1	1,320,000	1,117,222
Solano County COP, 5.00% due 11/15/2013 (Health & Social Services Headquarters)	AA-/A1	1,780,000	1,832,172
Solano County COP, 5.00% due 11/15/2016 (Health & Social Services Headquarters)	AA-/A1	1,000,000	1,136,310
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A2	1,060,000	1,087,910
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	1,000,000	1,031,140
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	A+/A2	2,000,000	2,063,960
Southern California Public Power Authority, 5.00% due 11/1/2013 (Gas Project No. 1)	BB/Baa1	1,000,000	1,027,850
Southern California Public Power Authority, 0% due 7/1/2015 (Multiple Transmission Projects; Insured: Natl-Re)	AA-/Aa3	1,500,000	1,472,370
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Adelanto Projects; Insured: AMBAC)	NR/Aa3	450,000	476,442
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Phoenix Project; Insured: AMBAC)	NR/Aa3	275,000	291,253
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	2,000,000	2,287,360
State of California, 2.50% due 6/20/2013 (General Fund Cash Management)	SP-1+/Mig1	8,850,000	8,896,905
State of California GO, 4.00% due 8/1/2016 Kindergarten University Facilities)	A/A1	500,000	555,135
State of California GO, 5.00% due 3/1/2017 (Various Capital Projects; Insured: Syncora)	A/A1	2,860,000	3,213,124
State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA-/A1	365,000	371,763
State of California GO, 5.00% due 9/1/2020 (Kindergarten University Facilities)	A/A1	2,000,000	2,442,300
State of California GO, 5.125% due 2/1/2028 pre-refunded 2/1/2014 (Kindergarten University Facilities)	AA+/A1	1,615,000	1,681,683
Sweetwater Authority, 3.30% due 4/1/2013 (Water System Improvements; Insured: AMBAC)	AA/Aa3	500,000	500,130
Sweetwater Union High School District COP, 4.00% due 9/1/2014 (Rancho Del Rey Middle School; Insured: Natl-Re)	NR/Baa2	1,020,000	1,056,547
Sweetwater Union High School District COP, 5.00% due 9/1/2021 (High Schools No. 11 & No. 12 Projects; Insured: AGM)	AA-/A2	2,250,000	2,280,127

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tamalpais Union High School District GO, 4.25% due 8/1/2013 (Educational Facilities; Insured: Natl-Re)	AAA/Baa2	$1,000,000	$1,014,070
Tracy Area Public Facilities Financing Agency, 5.875% due 10/1/2019 (Community Facilities District No. 87)	NR/Baa2	590,000	598,431
Tuolumne Wind Project Authority, 5.00% due 1/1/2015 (Tuolumne Co.)	A+/A2	500,000	537,500
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A2	1,690,000	1,975,035
Turlock Irrigation District, 5.00% due 1/1/2015	A+/A2	1,125,000	1,211,445
Turlock Irrigation District, 5.00% due 1/1/2019	A+/A2	1,000,000	1,184,490
Tustin Community Redevelopment Agency, 3.50% due 9/1/2014 (Public Improvements; Insured: AGM)	AA-/NR	760,000	790,195
Twin Rivers USD COP, 3.50% due 6/1/2041 put 5/31/2013 (Educational Facilities Improvements; Insured: AGM)	AA-/NR	2,000,000	2,005,020
Twin Rivers USD GO, 0% due 4/1/2014 (Educational Facilities Improvements)	SP-1/NR	1,000,000	991,980
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	A/A1	2,000,000	1,697,040
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/Baa2	1,050,000	775,414
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: Natl-Re/FGIC) (ETM)	NR/NR	945,000	979,275
Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	BBB-/Baa2	1,440,000	1,596,989
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	849,758
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	1,024,578
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,246,718
West Contra Costa USD GO, 4.00% due 8/1/2013 (Educational Facilities Improvements; Insured: AGM)	AA-/Aa3	500,000	505,715

TOTAL INVESTMENTS — 93.83% (Cost $404,563,949)			$423,775,991
OTHER ASSETS LESS LIABILITIES — 6.17%			27,855,419

NET ASSETS — 100.00%			$451,631,410

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GO	General Obligation

HFFA	Health Facilities Financing Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $404,563,949) (Note 2)	$423,775,991
Cash	14,690,006
Receivable for investments sold	7,675,000
Receivable for fund shares sold	2,518,343
Interest receivable	4,408,907
Prepaid expenses and other assets	1,346

Total Assets	453,069,593

LIABILITIES
Payable for fund shares redeemed	906,387
Payable to investment advisor and other affiliates (Note 3)	283,862
Accounts payable and accrued expenses	39,085
Dividends payable	208,849

Total Liabilities	1,438,183

NET ASSETS	$451,631,410

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,404
Net unrealized appreciation on investments	19,212,042
Accumulated net realized gain (loss)	7,099
Net capital paid in on shares of beneficial interest	432,409,865

$451,631,410

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($158,970,902 applicable to 11,549,008 shares of beneficial interest outstanding - Note 4)	$13.76
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.97

Class C Shares:
Net asset value and offering price per share* ($63,973,607 applicable to 4,643,708 shares of beneficial interest outstanding - Note 4)	$13.78

Class I Shares:
Net asset value, offering and redemption price per share ($228,686,901 applicable to 16,598,151 shares of beneficial interest outstanding - Note 4)	$13.78

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

18    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $2,139,972)	$5,844,238

EXPENSES
Investment advisory fees (Note 3)	1,062,927
Administration fees (Note 3)
Class A Shares	96,233
Class C Shares	38,918
Class I Shares	52,232
Distribution and service fees (Note 3)
Class A Shares	192,466
Class C Shares	156,354
Transfer agent fees
Class A Shares	17,858
Class C Shares	10,941
Class I Shares	18,428
Registration and filing fees
Class A Shares	19
Class C Shares	19
Class I Shares	19
Custodian fees (Note 3)	45,256
Professional fees	15,327
Accounting fees	6,587
Trustee fees	7,708
Other expenses	17,792

Total Expenses	1,739,084
Less:
Fees paid indirectly (Note 3)	(6,955)

Net Expenses	1,732,129

Net Investment Income	4,112,109

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	7,576
Net change in unrealized appreciation (depreciation) on investments	816,189

Net Realized and Unrealized Gain	823,765

Net Increase in Net Assets Resulting from Operations	$4,935,874

See notes to financial statements.

Certified Semi-Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$4,112,109	$7,693,993
Net realized gain (loss) on investments	7,576	293,032
Net unrealized appreciation (depreciation) on investments	816,189	7,910,143

Net Increase (Decrease) in Net Assets Resulting from Operations	4,935,874	15,897,168

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,394,258)	(2,954,435)
Class C Shares	(481,532)	(975,200)
Class I Shares	(2,236,319)	(3,764,358)
From realized gains
Class A Shares	(106,242)	—
Class C Shares	(43,151)	—
Class I Shares	(144,116)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	8,609,890	22,903,988
Class C Shares	4,341,394	12,392,594
Class I Shares	32,360,563	71,789,804

Net Increase in Net Assets	45,842,103	115,289,561

NET ASSETS
Beginning of Period	405,789,307	290,499,746

End of Period	$451,631,410	$405,789,307

Undistributed net investment income	$2,404	$2,404

*	Unaudited

See notes to financial statements.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$423,775,991	$—	$423,775,991	$—

Total Investments in Securities	$423,775,991	$—	$423,775,991	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned $793 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,853 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $6,955.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,909,513	$26,267,428	3,337,311	$45,421,777
Shares issued to shareholders in reinvestment of dividends	86,344	1,188,657	165,009	2,247,338
Shares repurchased	(1,368,839)	(18,846,195)	(1,821,571)	(24,765,127)

Net increase (decrease)	627,018	$8,609,890	1,680,749	$22,903,988

Class C Shares
Shares sold	775,728	$10,686,572	1,559,315	$21,248,082
Shares issued to shareholders in reinvestment of dividends	28,578	393,841	51,394	700,402
Shares repurchased	(489,455)	(6,739,019)	(701,947)	(9,555,890)

Net increase (decrease)	314,851	$4,341,394	908,762	$12,392,594

Class I Shares
Shares sold	4,538,368	$62,502,960	7,459,712	$101,835,082
Shares issued to shareholders in reinvestment of dividends	112,186	1,546,007	162,300	2,214,254
Shares repurchased	(2,300,870)	(31,688,404)	(2,366,192)	(32,259,532)

Net increase (decrease)	2,349,684	$32,360,563	5,255,820	$71,789,804

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $103,672,784 and $30,662,446, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$404,563,949

Gross unrealized appreciation on a tax basis	$19,306,607
Gross unrealized depreciation on a tax basis	(94,565)

Net unrealized appreciation (depreciation) on investments (tax basis)	$19,212,042

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$13.75	0.12	0.02	0.14	(0.12)	(0.01)	(0.13)	$13.76	1.81	(d)	0.94	(d)	0.94	(d)	0.94	(d)	1.05	8.06	$158,971
2012(c)	$13.41	0.29	0.34	0.63	(0.29)	—	(0.29)	$13.75	2.15		0.95		0.95		0.95		4.78	13.06	$150,155
2011(c)	$13.38	0.36	0.03	0.39	(0.36)	—	(0.36)	$13.41	2.71		0.96		0.96		0.96		2.98	13.33	$123,910
2010 (c)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94		0.97		0.97		0.97		5.29	13.69	$114,813
2009(c)	$12.49	0.44	0.60	1.04	(0.44)	—	(0.44)	$13.09	3.48		0.98		0.98		0.99		8.50	44.06	$79,455
2008(c)	$12.73	0.42	(0.24)	0.18	(0.42)	—	(0.42)	$12.49	3.32		1.00		0.98		1.00		1.42	34.88	$66,023
Class C Shares
2013(b)	$13.76	0.11	0.03	0.14	(0.11)	(0.01)	(0.12)	$13.78	1.55	(d)	1.21	(d)	1.20	(d)	1.21	(d)	0.99	8.06	$63,973
2012	$13.42	0.26	0.34	0.60	(0.26)	—	(0.26)	$13.76	1.88		1.22		1.22		1.22		4.49	13.06	$59,563
2011	$13.40	0.32	0.02	0.34	(0.32)	—	(0.32)	$13.42	2.45		1.22		1.22		1.22		2.63	13.33	$45,897
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67		1.23		1.23		1.74		5.09	13.69	$42,039
2009	$12.50	0.41	0.60	1.01	(0.41)	—	(0.41)	$13.10	3.23		1.24		1.24		1.76		8.22	44.06	$26,004
2008	$12.74	0.39	(0.24)	0.15	(0.39)	—	(0.39)	$12.50	3.06		1.26		1.24		1.78		1.16	34.88	$15,963
Class I Shares
2013(b)	$13.76	0.15	0.03	0.18	(0.15)	(0.01)	(0.16)	$13.78	2.14	(d)	0.61	(d)	0.61	(d)	0.61	(d)	1.29	8.06	$228,687
2012	$13.42	0.33	0.35	0.68	(0.34)	—	(0.34)	$13.76	2.46		0.62		0.62		0.62		5.12	13.06	$196,071
2011	$13.40	0.40	0.02	0.42	(0.40)	—	(0.40)	$13.42	3.03		0.63		0.62		0.63		3.24	13.33	$120,693
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27		0.63		0.63		0.63		5.72	13.69	$78,948
2009	$12.50	0.48	0.60	1.08	(0.48)	—	(0.48)	$13.10	3.81		0.65		0.65		0.65		8.86	44.06	$41,186
2008	$12.74	0.47	(0.24)	0.23	(0.47)	—	(0.47)	$12.50	3.66		0.65		0.63		0.65		1.77	34.88	$41,814

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Certified Semi-Annual Report	Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,010.50	$4.70
Hypothetical*	$1,000.00	$1,020.25	$4.73
Class C Shares
Actual	$1,000.00	$1,009.90	$6.03
Hypothetical*	$1,000.00	$1,018.93	$6.05
Class I Shares
Actual	$1,000.00	$1,012.90	$3.05
Hypothetical*	$1,000.00	$1,021.90	$3.06

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.20%; I: 0.61%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

30    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Securities Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1070

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

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THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

¡	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

¡	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

¡	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

¡	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

Long-term Stability of Principal

Net Asset Value History of A shares from June 18, 1991 through March 31, 2013

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without sales charge	3.30%	4.08%	4.40%	3.72%	4.85%
With sales charge	1.24%	3.39%	3.98%	3.51%	4.75%

30-Day Yields, a Shares

As of March 31, 2013

Annualized Distribution Yield	SEC Yield
2.56%	1.01%

Key Portfolio Attributes

As of March 31, 2013

Number of Bonds	128

Effective Duration	5.1 Yrs

Average Maturity	8.0 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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Thornburg New Mexico Intermediate Municipal Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

April 18, 2013

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg New Mexico Intermediate Municpal Fund. The net asset value (NAV) of the Class A shares decreased by 12 cents to $13.83 per share during the six months ended March 31, 2013. If you were with us for the entire period, you received dividends of 18.7 cents per share. If you reinvested your dividends, you received 18.8 cents per share. Dividends per share were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the Index, with a total return of 0.48% at NAV over the six months ended March 31, 2013, compared to the 0.89% for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index.

The Fund’s concentrated overweight to holdings issued within the state of New Mexico, combined with its relative overweight to upper-tier investment grade and underweight to lower-rated credits, explains most of the Fund’s under-performance during the last six months. The Fund’s performance benefitted somewhat from our concerted migration away from long duration positions into more price-stable bonds.

Guided by limited buying opportunity sets, being comparatively short and liquid these last six months has only benefitted the Fund’s relative performance. Since yields bottomed in the fall of 2012, we mindfully took advantage of opportunities to reduce the Fund’s risk exposure, even liquidating a few of our weakest credits into an identifiable yield grab at attractive premiums. Aware that the “risk-off” trade comes at a certain cost, the Fund’s dividend yield is above that of its Lipper and Morningstar competitive group as well as the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index.

Market opportunities have diminished over the last two years. Contrasting today’s market to where we were at this time in 2011, several metrics are apparent. The 10-year risk-free rate has declined by 110 basis points, term spreads between one-year and 10-year bonds declined 90 basis points, and credit spreads between AAA and single-A narrowed another 22 basis points. During the fourth calendar quarter of 2012, inflation-adjusted municipal yields reached their lowest levels in over thirty years. Not isolated to New Mexico’s municipal market space, fixed income as a broad asset class has been over-valued for several quarters now.

Among the particular virtues of the Fund’s investment strategy is its relative flexibility in managing exposure along the risk curve. In the past, when we’ve found ourselves in markets of opportunity - the banking crisis of 2008 and the Meredith Whitney event of 2010, for example — we maintained flexibility and exercised the discipline to migrate further out along the risk curve, adding to our duration and credit exposure, and locking in attractive rates that we were then able to carry forward to future years. Conversely, when we find ourselves in markets of limited opportunity, such as the

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LETTER TO SHAREHOLDERS,

CONTINUED

one we’re in, when yields reach a trough and asset prices appear overvalued, we appropriately exercise discipline to migrate toward a more defensive posture.

Investors who have been with us through the years are rarely surprised to see us adopt a contrarian approach to the market. Recently, as we’ve observed market participants chase after yield and take on risk without much consideration of the cost, we’ve mindfully taken the opportunity to build relatively higher quality and liquidity back into the Fund, redoubling our efforts managing credit risk, and deferring some of our risk asset purchases to future dates. We believe there will be better opportunities to invest in longer-term, higher-duration, risk assets. That time is not the present. When the time does come, however, we believe the Fund to be well positioned to capitalize on market weakness.

With economic health indicators mixed to slightly positive, it’s still not apparent when we will see an end to federal stimulus. Quantitative easing should remain intact through the next quarter, with some likelihood of extending into 2014, dependent on labor conditions. Through March 31, 2013, we’ve seen 30 consecutive months in national employment growth. After nearly three years of near zero job growth however, New Mexico job growth is only recently beginning to trend positive.

Total non-farm payrolls at both the state and national level are still below where they were at the beginning of the Great Recession in 2007. The brown line in chart I illustrates this national trend.

This, combined with a falling labor participation rate, tempers our optimism with awareness that we still have a way to go before the Federal Reserve (Fed) removes its anchor on short-term rates. Now is a good time to remind investors that “income” drives sustainable returns, not artificial constraints on interest rates, not momentum buying, nor chasing after prior years’ performance.

Chart I: Non-farm Employment in Selected Recessions

While private-sector employment has fueled job growth in New Mexico over the last three years,

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LETTER TO SHAREHOLDERS,

CONTINUED

federal, state, and local governments have been steadily eliminating jobs nationally. The brown line in chart II shows state and local government employment trends in the Great Recession; state and local government recovery in previous recessions is shown for comparison. As reflected in recent Bureau of Labor Statistics data, cuts in government employment have been far more severe than in any other recession during the last 40 years. While government employment cuts of this nature have their place, and are lauded among champions of fiscal conservatism, high unemployment stemming from the private and public sector remains an economic headwind.

Chart II: State and Local Government Employment in Selected Recessions

New Mexico’s economic health indicators have been mixed to somewhat weak in recent years, lagging most national growth trends. However, state tax collections rebounded impressively through 2012, providing a measure of support to credit fundamentals. The state remains challenged by below average employment growth, a weak housing market, and slow GDP growth. While New Mexico was not severely impacted by the 2007 recession, evidenced by positive year-over-year GDP growth each successive year since, it remains on a slow growth rate trajectory.

At the local government level, tax collections among many New Mexico city and county municipalities have been slow to recover, due in part to lags in assessed property values. As we’ve seen in recent years, property taxes based on assessed values often lead to less pronounced, but protracted periods of revenue decline following sharp declines in real estate prices. Fortunately, the rate of decline in assessed valuations has lessened within the state, and in many areas growth is trending positive.

While several fiscal trends impacting New Mexico’s state and local governments have been positive, the road to recovery has been very slow. By no means are New Mexico state and local government municipalities out of the woods. Governments remain vulnerable to sluggish or negative economic growth, especially taking into consideration that many municipal governments have yet to replenish cash reserves and rainy-day funds. Many have exhausted one-time revenue sources, and recent cuts to

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LETTER TO SHAREHOLDERS,

CONTINUED

essential and non-essential government functions may limit flexibility to control expenses going forward.

We remind investors of the importance of maintaining an appropriate holding period. For the Thornburg New Mexico Intermediate Municipal Fund we believe a holding period of three to four years will make it easier to navigate through any potentially rough waters that may lie ahead.

Chart III: Percent of Portfolio Maturing

As of 3/31/13. Percentages vary over time.

Data may not add up to 100% due to rounding.

Your Thornburg New Mexico Intermediate Municipal Fund is a portfolio of 51 diversified municipal obligors. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering is intended to accomplish two goals. First, the staggered maturities of a laddered structure reduce interest-rate risk and should dampen the Fund’s price volatility. Laddering also reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher.

We continue to search for opportunities in the New Mexico municipal market, using our fundamental, bottom-up approach to portfolio management. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$2,103,394
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,212,430
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (San Juan- Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,664,950
Albuquerque Metropolitan Arroyo Flood Control Authority GO, 2.00% due 8/1/2013 (Flood Control System Improvements)	AAA/Aaa	2,200,000	2,213,794
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	5,885,000	7,213,068
Bernalillo County GRT, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,533,490
Bernalillo County GRT, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,925,474
Bernalillo County GRT, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,579,304
Bernalillo County GRT, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,760,140
Bernalillo County GRT, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	100,000	124,324
Bernalillo County GRT, 5.70% due 4/1/2027 (Juvenile Detention Facilities)	AAA/Aa2	3,000,000	3,836,790
Bernalillo County GRT, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	745,000	952,803
Central New Mexico Community College, 4.00% due 8/15/2023	AA+/Aa1	1,920,000	2,167,469
City of Albuquerque, 5.50% due 7/1/2013 (Albuquerque International Sunport & Double Eagle II Airports)	A/A2	4,000,000	4,054,320
City of Albuquerque, 5.00% due 7/1/2014 (Albuquerque International Sunport & Double Eagle II Airports)	A/A2	1,000,000	1,058,330
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,594,868
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,570,600
City of Albuquerque IDRB, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A2	630,000	631,877
City of Albuquerque IDRB, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A2	2,140,000	2,146,249
City of Farmington, 5.00% due 6/1/2013 (San Juan Regional Medical Center)	NR/A3	500,000	503,985
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,179,196
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	592,264
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	668,175
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	3,071,086
City of Farmington PCR, 4.70% due 5/1/2024 (Arizona Public Service Company Four Corners Project)	BBB+/Baa1	965,000	1,072,154
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB+/Baa1	4,000,000	4,435,600
City of Farmington PCR, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co. Four Corners Project)	BBB/Baa2	3,300,000	3,304,290
City of Gallup PCR, 5.00% due 8/15/2013 (Tri-State Generation & Transmission Assoc., Inc. Project; Insured: AMBAC)	A/A3	2,110,000	2,144,287
City of Gallup PCR, 5.00% due 8/15/2017 (Tri-State Generation & Transmission Assoc., Inc. Project; Insured: AMBAC)	A/A3	3,540,000	3,814,031

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Rio Rancho GRT, 5.00% due 6/1/2014 (Public Service Facility Projects; Insured: Natl- Re/FGIC)	AA-/Aa2	$955,000	$1,005,223
City of Rio Rancho GRT, 5.00% due 6/1/2016 (Public Service Facility Projects; Insured: Natl- Re/FGIC)	AA-/Aa2	555,000	606,848
City of Rio Rancho GRT, 5.00% due 6/1/2022 (Public Service Facility Projects; Insured: Natl- Re/FGIC)	AA-/Aa2	1,000,000	1,090,530
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	3,275,000	3,443,368
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	1,965,000	2,064,842
Colfax County GRT, 5.00% due 9/1/2019 (Government Center Facility)	A-/NR	760,000	870,998
Colfax County GRT, 5.50% due 9/1/2029 (Government Center Facility)	A-/NR	2,510,000	2,816,471
County of Los Alamos, 5.00% due 7/1/2013 (Public Utility Systems; Insured: AGM)	AA-/A2	1,265,000	1,280,269
County of Los Alamos GRT, 5.75% due 6/1/2016 (Public Facilities Projects)	AA+/Aa3	1,315,000	1,524,361
County of Los Alamos GRT, 5.625% due 6/1/2023 (Public Facilities Projects)	AA+/Aa3	1,000,000	1,190,290
County of Los Alamos GRT, 5.75% due 6/1/2024 (Public Facilities Projects)	AA+/Aa3	3,000,000	3,579,510
County of Los Alamos GRT, 5.75% due 6/1/2025 (Public Facilities Projects)	AA+/Aa3	1,000,000	1,189,360
Dona Ana County, 5.50% due 12/1/2014 (County Administrative Facilities; Insured: Radian)	A/NR	460,000	494,371
Dona Ana County GRT, 5.50% due 6/1/2016 (County Jail Improvement Project; Insured: AMBAC)	NR/NR	250,000	272,243
Espanola Public School District, 3.55% due 7/1/2013 (State Aid Withholding)	NR/Aa1	410,000	413,288
Gadsden Independent School District No. 16 GO, 2.00% due 8/15/2014 (Dona Ana & Otero Counties School Facilities) (State Aid Withholding)	NR/Aa1	3,025,000	3,097,600
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	2,000,000	2,195,680
Grant County, 3.75% due 7/1/2014 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	250,000	259,325
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,565,000	1,856,904
Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,655,000	1,963,691
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,745,000	2,070,477
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA-/A2	2,000,000	2,324,280
Las Cruces State Shared GRT, 5.00% due 6/1/2021	NR/Aa3	730,000	878,497
Las Cruces State Shared GRT, 5.00% due 6/1/2022	NR/Aa3	765,000	906,992
Las Cruces State Shared GRT, 5.00% due 6/1/2023	NR/Aa3	800,000	938,448
Las Cruces State Shared GRT, 5.00% due 6/1/2024	NR/Aa3	840,000	977,659
Las Cruces State Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,000,000	2,246,800
Las Cruces State Shared GRT, 5.00% due 6/1/2037	NR/Aa3	5,000,000	5,481,950
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Student Loans; LOC: Royal Bank of Canada) (AMT)	NR/Aaa	2,000,000	2,136,860
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2016 (Student Loans)	NR/Aaa	690,000	767,818
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	1,150,000	1,304,468
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,225,920
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,611,520
New Mexico Finance Authority, 5.00% due 6/15/2013 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,280,000	2,303,210
New Mexico Finance Authority, 5.00% due 6/1/2014 (Various Governmental Projects; Insured: Natl-Re)	AAA/Aa1	2,660,000	2,682,158
New Mexico Finance Authority, 5.25% due 6/1/2015 (Various Governmental Projects; Insured: AMBAC)	AAA/Aa1	1,000,000	1,055,450
New Mexico Finance Authority, 5.00% due 6/15/2015 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,360,000	2,590,218
New Mexico Finance Authority, 5.25% due 6/1/2016 (Bernalillo County Water Authority; Insured: AMBAC)	AAA/Aa1	250,000	264,475
New Mexico Finance Authority, 2.00% due 6/15/2016 (State Highway Infrastructure)	AAA/Aa1	3,000,000	3,134,940
New Mexico Finance Authority, 5.00% due 6/15/2018 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,915,000	3,183,355
New Mexico Finance Authority, 5.00% due 6/15/2019 (UNM Health Sciences Center; Insured: Natl-Re)	NR/Aa2	1,215,000	1,324,605

12     Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Mexico Finance Authority, 5.00% due 6/1/2020 (Various Governmental Projects; Insured: AMBAC)	AAA/Aa1	$365,000	$410,742
New Mexico Finance Authority, 5.00% due 6/15/2022 (Various Governmental Projects; Insured: Natl-Re)	AA/Aa2	1,300,000	1,485,445
New Mexico Finance Authority, 5.00% due 6/15/2024 (Various Governmental Projects; Insured: Natl-Re)	AA/Aa2	7,000,000	7,973,910
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,891,046
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,093,090
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,295,312
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	7,217,760
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,098,670
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	2,027,980
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,273,990
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	790,000	790,000
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2015	A+/A1	490,000	533,086
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020	A+/A1	590,000	695,044
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023	A+/A1	685,000	785,606
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024	A+/A1	525,000	597,366
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025	A+/A1	505,000	571,271
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,669,185
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2031	A+/A1	1,700,000	1,864,815
New Mexico MFA SFMR, 5.25% due 7/1/2023 (HERO Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	830,000	898,218
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Saver Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	710,000	715,843
New Mexico MFA SFMR, 4.625% due 3/1/2028 (NIBP Program; Collateralized: GNMA/ FNMA/FHLMC)	AA+/NR	1,815,000	1,959,292
New Mexico MFA SFMR, 5.50% due 7/1/2028 (HERO Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	1,805,000	1,936,494
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Saver Loan Program; Collateralized: GNMA/ FNMA/FHLMC) (AMT)	AA+/NR	640,000	692,045
New Mexico MFA SFMR, 5.40% due 9/1/2029 (Saver Loan Program; Collateralized: GNMA/ FNMA/FHLMC)	AA+/NR	715,000	796,817
Regents of New Mexico State University, 5.00% due 4/1/2013 (University Capital Facilities; Insured: AGM)	AA/Aa2	1,000,000	1,000,400
Regents of the University of New Mexico, 5.00% due 1/1/2014 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	1,000,000	1,033,150
Regents of the University of New Mexico, 5.00% due 6/1/2015 (Campus Improvements; Insured: AMBAC)	AA/Aa2	1,590,000	1,744,214
Regents of the University of New Mexico, 5.25% due 6/1/2015 (UNM Hospital Capital Improvements)	AA/Aa2	1,195,000	1,205,217
Regents of the University of New Mexico, 5.00% due 1/1/2016 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	2,920,000	3,066,584
Regents of the University of New Mexico, 5.00% due 1/1/2017 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	2,000,000	2,114,180

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Regents of the University of New Mexico, 5.00% due 1/1/2018 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	$2,000,000	$2,114,180
Regents of the University of New Mexico, 5.25% due 6/1/2018 (UNM Hospital Capital Improvements)	AA/Aa2	1,200,000	1,210,260
Regents of the University of New Mexico, 5.00% due 1/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	3,000,000	3,170,100
Regents of the University of New Mexico, 5.00% due 7/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	3,000,000	3,142,860
Regents of the University of New Mexico, 5.00% due 1/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	2,310,000	2,420,002
Regents of the University of New Mexico, 5.00% due 7/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	500,000	523,810
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	610,000	723,338
Rio Rancho Public School District No. 94 GO, 3.00% due 8/1/2013 (Sandoval County School Facilities) (State Aid Withholding)	NR/Aa1	2,795,000	2,821,413
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2013 (Sandoval County School Facilities) (State Aid Withholding)	NR/Aa1	1,210,000	1,225,343
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2014 (Sandoval County School Facilities) (State Aid Withholding)	NR/Aa1	1,715,000	1,798,040
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	A+/A2	1,225,000	1,290,341
Sandoval County, 4.00% due 6/1/2015 (Intel Corp.)	A+/NR	625,000	640,250
Sandoval County, 5.50% due 8/15/2015 (Landfill Improvements)	NR/Baa2	1,090,000	1,115,255
Sandoval County, 5.75% due 8/15/2018 (Landfill Improvements)	NR/Baa2	1,335,000	1,363,556
Sandoval County, 5.00% due 6/1/2020 (Intel Corp.)	A+/NR	6,390,000	6,843,754
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA-/A2	920,000	1,008,854
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA-/A2	1,520,000	1,878,629
Santa Fe County GO, 4.00% due 7/1/2019 (County Road and Water System Improvement Projects; Insured: Natl-Re)	NR/Aaa	750,000	814,387
Santa Fe County GRT, 5.00% due 6/1/2025 (County Courthouse and Other Public Facilities)	AA+/Aa1	1,400,000	1,638,434
Santa Fe County GRT, 5.00% due 6/1/2026 (County Courthouse and Other Public Facilities)	AA+/Aa1	1,535,000	1,736,377
Town of Silver City GRT, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,071,240
Town of Silver City GRT, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,124,812
Ventana West Public Improvement District, 6.625% due 8/1/2023	NR/NR	1,885,000	1,911,164
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A/NR	3,000,000	3,172,470
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,909,325
Virgin Islands Water & Power Authority, 5.00% due 7/1/2025 (Electric System)	BB+/Baa3	990,000	1,037,639
Virgin Islands Water & Power Authority, 5.00% due 7/1/2026 (Electric System)	BB+/Baa3	1,090,000	1,140,260
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,783,008

TOTAL INVESTMENTS — 97.65% (Cost $229,394,542)			$245,819,887
OTHER ASSETS LESS LIABILITIES — 2.35%			5,907,456

NET ASSETS — 100.00%			$251,727,343

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

14     Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MFA	Mortgage Finance Authority
MFR	Multi-Family Revenue Bond
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $229,394,542) (Note 2)	$245,819,887
Cash	3,127,469
Receivable for investments sold	235,173
Receivable for fund shares sold	132,637
Interest receivable	3,110,165
Prepaid expenses and other assets	1,331

Total Assets	252,426,662

LIABILITIES
Payable for fund shares redeemed	402,187
Payable to investment advisor and other affiliates (Note 3)	183,364
Accounts payable and accrued expenses	37,459
Dividends payable	76,309

Total Liabilities	699,319

NET ASSETS	$251,727,343

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	16,425,345
Accumulated net realized gain (loss)	(931,145)
Net capital paid in on shares of beneficial interest	236,259,039

$251,727,343

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($181,817,695 applicable to 13,143,729 shares of beneficial interest outstanding - Note 4)	$13.83
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.11

Class D Shares:
Net asset value, offering and redemption price per share ($32,295,191 applicable to 2,333,570 shares of beneficial interest outstanding - Note 4)	$13.84

Class I Shares:
Net asset value, offering and redemption price per share ($37,614,457 applicable to 2,720,507 shares of beneficial interest outstanding - Note 4)	$13.83

See notes to financial statements.

16     Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME:

Interest income (net of premium amortized of $ 808,150)	$4,631,548

EXPENSES:
Investment advisory fees (Note 3)	637,499
Administration fees (Note 3)
Class A Shares	115,613
Class D Shares	20,045
Class I Shares	9,486
Distribution and service fees (Note 3)
Class A Shares	231,227
Class D Shares	79,576
Transfer agent fees
Class A Shares	23,034
Class D Shares	4,862
Class I Shares	1,877
Registration and filing fees
Class A Shares	258
Class D Shares	261
Class I Shares	262
Custodian fees (Note 3)	25,049
Professional fees	13,922
Accounting fees	4,743
Trustee fees	4,550
Other expenses	12,277

Total Expenses	1,184,541
Less:
Fees paid indirectly (Note 3)	(5,349)

Net Expenses	1,179,192

Net Investment Income	3,452,356

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	231,898
Net change in unrealized appreciation (depreciation) on investments	(2,443,705)

Net Realized and Unrealized Loss	(2,211,807)

Net Increase in Net Assets Resulting from Operations	$1,240,549

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,452,356	$7,504,074
Net realized gain (loss) on investments	231,898	(1,163,043)
Net unrealized appreciation (depreciation) on investments	(2,443,705)	5,728,003

Net Increase (Decrease) in Net Assets Resulting from Operations	1,240,549	12,069,034

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,487,096)	(5,492,712)
Class D Shares	(394,172)	(748,415)
Class I Shares	(571,088)	(1,262,947)
From realized gains
Class A Shares	—	(142,643)
Class D Shares	—	(19,090)
Class I Shares	—	(32,129)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(4,158,530)	(809,076)
Class D Shares	589,477	7,285,463
Class I Shares	(152,798)	(4,267,820)

Net Increase (Decrease) in Net Assets	(5,933,658)	6,579,665

NET ASSETS
Beginning of Period	257,661,001	251,081,336

End of Period	$251,727,343	$257,661,001

*	Unaudited

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$245,819,887	$—	$245,819,887	$—

Total Investments in Securities	$245,819,887	$—	$245,819,887	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended-March 31, 2013, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned net commissions aggregating $666 from the sale of Class A shares.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $5,349.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	586,850	$8,167,302	1,301,259	$18,006,908
Shares issued to shareholders in reinvestment of dividends	145,829	2,029,674	312,719	4,326,709
Shares repurchased	(1,031,432)	(14,355,506)	(1,673,821)	(23,142,693)

Net increase (decrease)	(298,753)	$(4,158,530)	(59,843)	$(809,076)

Class D Shares
Shares sold	274,728	$3,827,419	710,780	$9,852,694
Shares issued to shareholders in reinvestment of dividends	27,093	377,316	51,740	716,479
Shares repurchased	(259,043)	(3,615,258)	(237,274)	(3,283,710)

Net increase (decrease)	42,778	$589,477	525,246	$7,285,463

Class I Shares
Shares sold	93,746	$1,306,332	249,807	$3,463,659
Shares issued to shareholders in reinvestment of dividends	37,444	521,004	78,558	1,086,275
Shares repurchased	(142,622)	(1,980,134)	(633,977)	(8,817,754)

Net increase (decrease)	(11,432)	$(152,798)	(305,612)	$(4,267,820)

22     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $26,503,422 and $15,482,814, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$229,394,542

Gross unrealized appreciation on a tax basis	$16,584,280
Gross unrealized depreciation on a tax basis	(158,935)

Net unrealized appreciation (depreciation)on investments (tax basis)	$16,425,345

At March 31, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $1,163,043. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)		Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$13.95	0.19	(0.12)	0.07	(0.19)	—	(0.19)	$13.83	2.69	(d)	0.95	(d)	0.94	(d)	0.95	(d)	0.48		6.33	$181,818
2012(c)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95		0.95		0.95		0.95		4.80		11.66	$187,578
2011(c)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23		0.96		0.96		0.96		2.93		10.64	$185,208
2010(c)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19		0.96		0.96		0.96		4.38		7.70	$202,870
2009(c)	$12.64	0.47	0.99	1.46	(0.47)	—	(0.47)	$13.63	3.62		0.96		0.96		0.96		11.79		14.12	$187,940
2008(c)	$13.10	0.47	(0.46)	0.01	(0.47)	—	(0.47)	$12.64	3.56		0.97		0.95		0.97		—	(e)	13.48	$163,928
Class D Shares
2013(b)	$13.96	0.17	(0.12)	0.05	(0.17)	—	(0.17)	$13.84	2.44	(d)	1.20	(d)	1.20	(d)	1.20	(d)	0.36		6.33	$32,295
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71		1.18		1.18		1.22		4.62		11.66	$31,984
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97		1.22		1.21		1.22		2.66		10.64	$24,228
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92		1.22		1.22		1.71		4.11		7.70	$24,068
2009	$12.64	0.44	0.99	1.43	(0.44)	—	(0.44)	$13.63	3.35		1.23		1.23		1.73		11.50		14.12	$17,301
2008	$13.11	0.43	(0.47)	(0.04)	(0.43)	—	(0.43)	$12.64	3.29		1.24		1.22		1.74		(0.35)		13.48	$15,525
Class I Shares
2013(b)	$13.95	0.21	(0.12)	0.09	(0.21)	—	(0.21)	$13.83	3.03	(d)	0.61	(d)	0.60	(d)	0.61	(d)	0.64		6.33	$37,614
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30		0.61		0.61		0.61		5.24		11.66	$38,099
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57		0.62		0.61		0.62		3.28		10.64	$41,645
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53		0.61		0.61		0.61		4.74		7.70	$26,971
2009	$12.63	0.52	0.99	1.51	(0.52)	—	(0.52)	$13.62	3.96		0.62		0.62		0.62		12.18		14.12	$27,508
2008	$13.10	0.51	(0.47)	0.04	(0.51)	—	(0.51)	$12.63	3.90		0.63		0.61		0.63		0.26		13.48	$23,728

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Total return figure was less than 0.01%.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

24 Certified Semi-Annual Report	Certified Semi-Annual Report 25

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,004.80	$4.72
Hypothetical*	$1,000.00	$1,020.23	$4.75
Class D Shares
Actual	$1,000.00	$1,003.60	$5.98
Hypothetical*	$1,000.00	$1,018.97	$6.02
Class I Shares
Actual	$1,000.00	$1,006.40	$3.02
Hypothetical*	$1,000.00	$1,021.92	$3.05

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; D: 1.20%; I: 0.60%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    27

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

28    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax-and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    29

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    31

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH178

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

This page is not part of the Semi-Annual Report.    3

THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual operating expenses of Class A shares are 1.05%, as disclosed in the most recent Prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, resulting in a net expense ratio of 0.99%. For more detailed information, please see the fund’s prospectus.

Long-term Stability of Principal

Net Asset Value History of A shares from September 5, 1997 through March 31, 2013

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	4.51%	5.40%	5.05%	3.92%	4.43%
With sales charge	2.40%	4.70%	4.63%	3.71%	4.29%

30-Day Yields, A Shares

As of March 31, 2013

Annualized Distribution Yield	SEC Yield
2.38%	0.97%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 0.94% and the Annualized Distribution Yield would have been 2.36%.

Key Portfolio Attributes

As of March 31, 2013

Number of Bonds	62

Effective Duration	5.2 Yrs

Average Maturity	7.7 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

4    This page is not part of the Semi-Annual Report.

Thornburg New York Intermediate Municipal Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

April 18, 2013

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg New York Intermediate Municpal Fund. The net asset value (NAV) of the Class A shares decreased by 9 cents to $13.35 per share during the six months ended March 31, 2013. If you were with us for the entire period, you received dividends of 17.2 cents per share. If you reinvested your dividends, you received 17.3 cents per share. Dividends per share were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the Index, with a total return of 0.61% at NAV over the six months ended March 31, 2013, compared to the 0.89% for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index.

The Fund’s concentrated overweight to holdings issued within the state of New York, combined with its relative underweight to upper-tier investment grade credits and overweight to lower-tier investment grade credits, explain most of the Fund’s under-performance during the last six months. The Fund’s performance benefitted somewhat from our concerted migration away from long duration positions into more price-stable bonds.

Guided by limited buying opportunity sets, being comparatively short and liquid these last six months has only benefitted the Fund’s relative performance. Since yields bottomed in the fall of 2012, we mindfully took advantage of opportunities to reduce the Fund’s risk exposure, even liquidating a few of our weakest credits into an identifiable yield grab at attractive premiums. Aware that the “risk-off” trade comes at a certain cost, the Fund’s dividend yield remains near the average of its Morningstar competitive group and comfortably above the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index.

Market opportunities have diminished over the last two years. Contrasting today’s market to where we were at this time in 2011, several metrics are apparent. The 10-year risk-free rate has declined by 110 basis points, term spreads between one-year and 10-year bonds declined 90 basis points, and credit spreads between AAA and single-A narrowed another 22 basis points. During the fourth calendar quarter of 2012, inflation-adjusted municipal yields reached their lowest levels in over thirty years. Not isolated to New York’s municipal market space, fixed income as a broad asset class has been over-valued for several quarters now.

Among the particular virtues of the Fund’s investment strategy is its relative flexibility in managing exposure along the risk curve. In the past, when we’ve found ourselves in markets of opportunity — the banking crisis of 2008 and the Meredith Whitney event of 2010, for example — we maintained flexibility and exercised the discipline to migrate further out along the risk curve, adding to our duration and credit exposure, and locking in attractive rates we were then able to carry forward to future years. Conversely, when we find ourselves in markets of limited opportunity, such as the one

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LETTER TO SHAREHOLDERS,

CONTINUED

we’re in, when yields reach a trough and asset prices appear overvalued, we appropriately exercise discipline to migrate toward a more defensive posture.

Investors who have been with us through the years are rarely surprised to see us adopt a contrarian approach to the market. Recently, as we’ve observed market participants chase after yield and take on risk without much consideration of the cost, we’ve mindfully taken the opportunity to build relatively higher quality and liquidity back into the Fund, redoubling our efforts managing credit risk, and deferring some of our risk asset purchases to future dates. We feel certain there will be better opportunities to invest in longer-term, higher-duration, risk assets. That time is not the present. When the time does come, however, we believe the Fund to be well positioned to capitalize on market weakness.

With economic health indicators mixed to slightly positive, it’s still not apparent when we will see an end to federal stimulus. Quantitative easing should remain intact through the next quarter, with some likelihood of extending into 2014, dependent on labor conditions. Through March 31, 2013, we’ve seen 30 consecutive months in national employment growth. Despite lagging the national employment trend, the state of New York continues to experience productive private sector employment growth.

Total non-farm payrolls at both the state and national level are still below where they were at the beginning of the Great Recession in 2007. The brown line in chart I illustrates this national trend. Employment recovery in previous recessions is also shown. This, combined with a falling labor participation rate tempers our optimism with awareness that we still have a way to go before the Federal Reserve (Fed) removes its anchor on short-term rates. Now is a good time to remind investors that “income” drives sustainable returns, not artificial constraints on interest rates, not momentum buying nor chasing after prior years’ performance.

Chart I: Non-farm Employment in Selected Recessions

While private-sector employment has fueled New York’s job growth in recent years, state and local governments have been steadily eliminating jobs nationally. The brown line in chart II shows state and local government employment trends in the

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LETTER TO SHAREHOLDERS,

CONTINUED

Great Recession; state and local government recovery in previous recessions is shown for comparison. As reflected in recent Bureau of Labor Statistics data, cuts in government employment have been far more severe than in any other recession during the last 40 years. While government employment cuts of this nature have their place, and are lauded among champions of fiscal conservatism, high unemployment stemming from the private and public sector remains an economic headwind.

Chart II: State and Local Government Employment in Selected Recessions

Compared to national averages, state of New York economic health indicators have been mixed, but generally below average during the twelve months leading up to December 31, 2012. The state lags the national trend in personal income and employment growth. New York’s housing market also remains weak, evidenced by year-over-year declines in average home prices and increasing mortgage delinquency rates. State tax collections however have grown during the last twelve months, providing some measure of support to credit fundamentals.

At the local government level, tax collections among many New York city and county municipalities have also been slow to recover, due in part to lags in assessed property values. As we’ve seen in recent years, property taxes based on assessed values often lead to less pronounced, but protracted periods of revenue decline following sharp declines in real estate prices. Fortunately, the rate of decline in assessed valuations has lessened state-wide, and in several areas growth is trending positive.

While several fiscal trends impacting New York’s state and local governments have been positive, the road to recovery has been slow. By no means are New York state and local government municipalities out of the woods. Governments remain vulnerable to sluggish or negative economic growth, especially taking into consideration that many municipal governments have yet to replenish cash reserves and rainy day funds. Many have exhausted one-time revenue sources, and recent cuts to essential and non-essential government functions may limit flexibility to control expenses going forward.

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LETTER TO SHAREHOLDERS,

CONTINUED

We remind investors of the importance of maintaining an appropriate holding period. For the Thornburg New York Intermediate Municipal Fund we believe a holding period of three to four years will make it easier to navigate through any potentially rough waters that may lie ahead.

Chart III: Percent of Portfolio Maturing

              As of 3/31/13. Percentages vary over time.

      Data may not add up to 100% due to rounding.

Your Thornburg New York Intermediate Municipal Fund is a portfolio of 41 diversified municipal obligors. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering is intended to accomplish two goals. First, the staggered maturities of a laddered structure reduce interest-rate risk and dampen the Fund’s price volatility. Laddering also reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher.

We continue to search for opportunities in the New York municipal market, using our fundamental, bottom-up approach to portfolio management. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal amount	Value
City of New York GO, 5.00% due 6/1/2019 (Government Financial Management; Insured: AGM)	AA/Aa2	$255,000	$288,928
City of New York GO, 5.00% due 8/1/2025 (Government Financial Management)	AA/Aa2	400,000	461,540
Dutchess County IDA, 5.00% due 8/1/2020 (Bard College)	NR/Baa1	825,000	912,268
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	NR/Baa1	1,100,000	1,207,360
Erie County Industrial Development Agency, 5.25% due 5/1/2025 (Buffalo City School District)	AA-/Aa3	1,000,000	1,181,540
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	1,000,000	1,097,840
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	563,290
Ilion Central School District, 1.25% due 1/30/2014 (Educational Facilities) (State Aid Withholding)	NR/Mig1	900,000	906,723
Long Island Power Authority, 5.25% due 9/1/2029	NR/A3	645,000	776,980
Monroe County Industrial Development Corp., 4.00% due 6/1/2016 (St. John Fisher College)	BBB+/NR	880,000	946,642
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/NR	1,000,000	1,086,960
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Health Care Facilities Improvements)	A+/Aa3	770,000	923,977
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2025 (Health Care Facilities Improvements)	A+/Aa3	1,000,000	1,135,710
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A/A2	1,000,000	1,252,700
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (Water and Sewer System; Insured: Natl-Re) (ETM)	AAA/A2	520,000	522,350
New York City Municipal Water Finance Authority, 5.875% due 6/15/2013 (Water and Sewer System; Insured: AMBAC) (ETM)	AAA/Aa1	550,000	556,710
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (World Trade Center Recovery) (State Aid Withholding)	AA-/Aa3	1,000,000	1,198,840
New York City Transitional Finance Authority, 5.00% due 11/1/2020 (World Trade Center Recovery)	AAA/Aaa	1,000,000	1,114,160
New York City Trust For Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts)	A+/A2	175,000	208,679
New York Convention Center Development Corp., 5.00% due 11/15/2017 (Hotel Unit Fee; Insured: AMBAC)	NR/A1	1,000,000	1,089,390
New York Environmental Facilities Corp. PCR, 6.875% due 6/15/2014	AAA/Aaa	215,000	216,200
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA-/A2	1,000,000	1,171,320
New York State Dormitory Authority, 5.25% due 2/15/2014 (Presbyterian Hospital; Insured: AGM)	AA-/A2	500,000	521,495
New York State Dormitory Authority, 5.00% due 10/1/2014 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A2	1,000,000	1,068,080
New York State Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services Facilities; Insured: AMBAC)	AA-/NR	1,000,000	1,084,870
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	679,224
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA-/A1	1,000,000	1,164,100
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA-/A1	775,000	926,288

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 3/15/2019 pre-refunded 3/15/2015 (University & College Improvements; Insured: AGM)	AA-/NR	$950,000	$1,036,535
New York State Dormitory Authority, 5.00% due 3/15/2019 (University & College Improvements; Insured: AGM)	AAA/NR	50,000	54,458
New York State Dormitory Authority, 5.50% due 7/1/2019 pre-refunded 7/1/2013 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,400,000	1,418,928
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa3	1,175,000	1,406,310
New York State Dormitory Authority, 4.00% due 10/1/2020 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A3	325,000	373,331
New York State Dormitory Authority, 5.00% due 2/15/2021 (Interfaith Medical Center)	AA-/NR	2,000,000	2,398,780
New York State Dormitory Authority, 5.00% due 7/1/2021 (State University of New York; Insured: Natl-Re)	AA-/NR	300,000	328,851
New York State Dormitory Authority, 3.375% due 7/1/2022 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,010,000	1,030,856
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	A-/A3	1,000,000	1,227,850
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,154,180
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,071,720
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,719,610
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A1	1,000,000	1,156,680
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,216,948
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa3	1,000,000	1,112,710
New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia Univesity Teachers College)	A+/A1	750,000	873,075
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA-/A3	500,000	569,730
New York State Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,109,110
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/Baa1	1,000,000	1,026,170
New York State Thruway Authority, 5.00% due 4/1/2022 (Highway and Bridge Trust Fund)	AA/NR	1,000,000	1,166,760
New York State Urban Development Corp., 5.25% due 1/1/2021	AA-/NR	1,000,000	1,178,890
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central New York; LOC: HSBC Bank USA)	NR/A1	450,000	451,584
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,127,100
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (Upstate Properties Development)	A+/NR	1,000,000	1,141,240
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA-/Aa3	1,000,000	1,168,950
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA-/Aa3	2,150,000	2,523,369
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	AA-/Aa3	1,000,000	1,009,200
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA-/A2	1,000,000	1,178,190
Town of Babylon GO, 5.00% due 9/1/2015 (Insured: AMBAC)	NR/NR	465,000	494,714
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,687,474

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	$710,000	$796,251
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/NR	1,350,000	1,353,199

TOTAL INVESTMENTS — 95.94% (Cost $55,439,141)			$59,826,917
OTHER ASSETS LESS LIABILITIES — 4.06%			2,532,312

NET ASSETS — 100.00%			$62,359,229

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

12     Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $55,439,141) (Note 2)	$59,826,917
Cash	1,891,726
Receivable for fund shares sold	72,920
Interest receivable	762,294
Prepaid expenses and other assets	351

Total Assets	62,554,208

LIABILITIES
Payable for fund shares redeemed	94,455
Payable to investment advisor and other affiliates (Note 3)	43,974
Accounts payable and accrued expenses	21,821
Dividends payable	34,729

Total Liabilities	194,979

NET ASSETS	$62,359,229

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	4,387,776
Accumulated net realized gain (loss)	(126,052)
Net capital paid in on shares of beneficial interest	58,114,352

$62,359,229

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($57,403,115 applicable to 4,300,211 shares of beneficial interest outstanding - Note 4)	$13.35
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.62

Class I Shares:
Net asset value, offering and redemption price per share ($4,956,114 applicable to 371,241 shares of beneficial interest outstanding - Note 4)	$13.35

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $190,733)	$1,113,658

EXPENSES
Investment advisory fees (Note 3)	156,377
Administration fees (Note 3)
Class A Shares	35,781
Class I Shares	1,325
Distribution and service fees (Note 3)
Class A Shares	71,563
Transfer agent fees
Class A Shares	10,362
Class I Shares	1,225
Registration and filing fees
Class A Shares	146
Custodian fees (Note 3)	15,189
Professional fees	12,953
Accounting fees	967
Trustee fees	1,085
Other expenses	4,938

Total Expenses	311,911
Less:
Expenses reimbursed by investment advisor (Note 3)	(10,349)
Fees paid indirectly (Note 3)	(443)

Net Expenses	301,119

Net Investment Income	812,539

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	7,159
Net change in unrealized appreciation (depreciation) on investments	(460,021)

Net Realized and Unrealized Loss	(452,862)

Net Increase in Net Assets Resulting from Operations	$359,677

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$812,539	$1,544,080
Net realized gain (loss) on investments	7,159	(1,824)
Net unrealized appreciation (depreciation) on investments	(460,021)	2,135,272

Net Increase (Decrease) in Net Assets Resulting from Operations	359,677	3,677,528

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(735,921)	(1,416,550)
Class I Shares	(76,618)	(127,530)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	1,956,744	8,331,577
Class I Shares	286,397	1,038,620

Net Increase in Net Assets	1,790,279	11,503,645

NET ASSETS
Beginning of Period	60,568,950	49,065,305

End of Period	$62,359,229	$60,568,950

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest outstanding: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$59,826,917	$—	$59,826,917	$—

Total Investments in Securities	$59,826,917	$—	$59,826,917	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the the six months ended March 31, 2013, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $9,333 for Class A shares and $1,016 for Class I shares.

18     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $443.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	454,129	$6,105,769	880,583	$11,619,127
Shares issued to shareholders in reinvestment of dividends	39,616	532,120	74,364	982,762
Shares repurchased	(349,335)	(4,681,145)	(323,381)	(4,270,312)

Net increase (decrease)	144,410	$1,956,744	631,566	$8,331,577

Class I Shares
Shares sold	105,717	$1,418,346	131,881	$1,742,051
Shares issued to shareholders in reinvestment of dividends	5,364	72,052	8,665	114,614
Shares repurchased	(90,037)	(1,204,001)	(62,258)	(818,045)

Net increase (decrease)	21,044	$286,397	78,288	$1,038,620

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $5,708,935 and $2,742,160, respectively.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$55,439,141

Gross unrealized appreciation on a tax basis	$4,399,608
Gross unrealized depreciation on a tax basis	(11,832)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,387,776

At March 31, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $1,824. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Fund had cumulative tax basis capital losses of $98,557, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occured in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At March 31, 2013, the Fund had cumulative tax basis capital losses of $32,830, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. These capital loss carryforwards expire September 30, 2014.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

20     Certified Semi-Annual Report

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Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions(%)		Total Return(%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period(Thousands)
Class A Shares
2013(b)(c)	$13.44	0.17	(0.09)	0.08	(0.17)	—	(0.17)	$13.35	2.57(d)	0.99	(d)	0.99	(d)	1.02	(d)	0.61	4.65	$57,403
2012(c)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80	0.99		0.99		1.05		6.90	13.37	$55,862
2011(c)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26	0.99		0.99		1.07		4.20	26.39	$45,551
2010(c)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38	0.99		0.99		1.07		3.68	11.79	$48,203
2009(c)	$11.87	0.45	0.92	1.37	(0.45)	—	(0.45)	$12.79	3.67	0.99		0.99		1.07		11.77	13.00	$40,115
2008(c)	$12.30	0.44	(0.43)	0.01	(0.44)	—	(0.44)	$11.87	3.61	1.01		0.99		1.08		0.07	13.42	$30,685
Class I Shares
2013(b)	$13.44	0.19	(0.09)	0.10	(0.19)	—	(0.19)	$13.35	2.89(d)	0.67	(d)	0.67	(d)	0.71	(d)	0.77	4.65	$4,956
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12	0.67		0.67		0.77		7.33	13.37	$4,707
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54	0.67		0.67		0.71		4.45	26.39	$3,514
2010(e)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this Class of shares was February 1, 2010.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,006.10	$4.95
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class I Shares
Actual	$1,000.00	$1,007.70	$3.35
Hypothetical*	$1,000.00	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

26    This page is not part of the Semi-Annual Report

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report     27

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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30    This page is not part of the Semi-Annual Report.

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Informational Brochure and Semi-Annual Report – March 31, 2013

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Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies or instrumentalities, with an average maturity of normally less than five years.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with an average maturity of normally less than five years.

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares maybe higher than those for other classes. Class I, R3, and R5 shares may not be available to all investors.

Limited Term U.S. Government Fund	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R5	LTGRX	885-216-861

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R5	THRRX	885-216-853

Glossary

Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment-grade, speculative-grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

OAS (Option Adjusted Spread) – The difference between the yield of a fixed income instrument and the duration-matched Treasury yield assuming the instrument had no embedded options (such as an issuer’s option to call a bond at a future date). Option-adjusted spreads enable investors to separate out embedded options and better judge the degree to which an instrument’s yield compensates them for credit risk, liquidity risk, or other such factors.

Quantitative Easing (QE) – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

This page is not part of the Semi-Annual Report.     3

THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

Portfolio Manager

Jason Brady, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.89%, as disclosed in the most recent Prospectus.

Portfolio Ladder

As of March 31, 2013

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

Long-Term Stability of Principal

Net Asset Value History of A shares from November 16, 1987 through March 31, 2013

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	1.52%	2.71%	3.38%	3.32%	5.58%
With sales charge	0.00%	2.19%	3.08%	3.17%	5.51%

30-Day Yields, A Shares

As of March 31, 2013

Annualized Distribution Yield	SEC Yield
2.41%	0.96%

Key Portfolio Attributes

As of March 31, 2013

Number of Bonds	167

Effective Duration	2.9 Yrs

Average Maturity	3.5 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

4    This page is not part of the Semi-Annual Report.

THORNBURG LIMITED TERM INCOME FUND

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest-rate and reinvestment risk, the team also:

Portfolio Managers

Jason Brady, CFA and Lon Erickson, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual operating expenses of Class A shares are 0.93% as disclosed in the most recent Prospectus.

Portfolio Ladder

As of March 31, 2013

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

Long-Term Stability of Principal

Net Asset Value History of A shares from October 1, 1992 through March 31, 2013

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	5.87%	5.81%	6.06%	4.74%	5.68%
With sales charge	4.31%	5.27%	5.75%	4.58%	5.60%

30-Day Yields, A Shares

As of March 31, 2013

Annualized Distribution Yield	SEC Yield
2.23%	1.45%

Key Portfolio Attributes

As of March 31, 2013

Number of Bonds	525

Effective Duration	3.4 Yrs

Average Maturity	4.5 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 14.

This page is not part of the Semi-Annual Report.     5

Thornburg Limited Term Income Funds –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

LETTER TO SHAREHOLDERS

April 15, 2013

Dear Fellow Shareholders:

We are pleased to present the semi-annual reports for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the six-month period ended March 31, 2013. The net asset value (NAV) of a Class A share of the Thornburg Limited Term U.S. Government Fund decreased 20 cents in the period to $13.66. If you were invested for the entire period, you received dividends of 18.6 cents per share. If you reinvested your dividends, you received 18.7 cents per share. The NAV of a Class A share of the Thornburg Limited Term Income Fund increased 3 cents in the period to $13.75. If you were invested for the entire period, you received dividends of 18.1 cents per share. If you reinvested your dividends, you received 18.2 cents per share. Dividends per share were lower for Class B, C, and R3 shares and higher for Class I and R5 shares to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of negative 0.10% over the six-month period, assuming a beginning-of-period investment at the NAV. The Barclays Intermediate Government Bond Index produced a 0.17% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond Category was negative 0.11%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 1.98% over the period, assuming a beginning-of-period investment at the NAV. The Barclays Intermediate Government/Credit Bond Index produced a 0.61% total return over the same time period. The average return for the Lipper Short-Intermediate Investment-Grade Debt Category was 0.84%. Both Barclays indices reflect no deduction for fees, expenses, or taxes.

The U.S. Federal Reserve’s (the Fed) interest rate/economic policies continue to drive the market. With unemployment staying high and inflation still stable, the Fed remains steadfast in their chosen course: 0% to 0.25% target Fed Funds rates and $85 billion per month in bond purchases. In mid-February, the Fed released the minutes from its January 2013 meeting in which more than the expected number of governors questioned the need to continue quantitative easing (QE) as long as previously indicated. The stock market fell and Treasuries rallied; however, Chairman Bernanke (and a few others) rode to the rescue by quickly reiterating that QE will remain in effect for the foreseeable future. The markets calmed, once again demonstrating to us that they remain securely under the Fed’s spell. Additionally, while Treasury yields rose over the past six months (the Treasury’s 10-year bond yield rose to 1.85% from 1.63%), they continue to be quite volatile with the flow of U.S. and global economic and political news. Weak but better than expected U.S. fourth-quarter GDP, no fiscal cliff, and limited tax increase impact (thus far) propelled Treasury yields higher, but the yields fell toward the end of the period as investors ran for safety given the Cyprus and Italian election debacles. Of course “safety” is all in the eye of the beholder: real rates of return on U.S. risk-free assets are negative for some distance out the maturity curve, even in a currently benign inflationary environment (last annualized CPI rate was 2.0%).

Certified Semi-Annual Report     7

LETTER TO SHAREHOLDERS,

CONTINUED

By keeping the QE pedal to the metal, the Fed continues to “tell” investors to put their money anywhere besides U.S. Treasuries and other “risk-free” assets. Investors have responded, since earning 0% in bank deposits or money market accounts is not particularly palatable or consistent with their long-term financial plans. In the search for income and higher total returns, they have pushed increasing amounts of money into risk assets, driving prices skyward and credit spreads and bond yields lower. According to data from the Barclays indices, U.S. corporate average option-adjusted spread declined from 156 basis points to 139 basis points and U.S. Corporate High Yield average yield-to-worst (the lowest potential yield on a bond without issuer default) declined from 6.51% to 5.67% over the last six months. The S&P 500 Index total return was 10.19% for the six months ended March 31, 2013. We believe that the run of capital appreciation in higher-quality bond funds such as the Thornburg Limited Term U.S. Government and the Thornburg Limited Term Income Funds is very well advanced. When rates begin to return to a more “normalized” level, there is likely to be a period in which returns on high-quality bond funds are close to zero or indeed negative (depending on the speed of adjustment). While a position in our Funds can be a prudent part of an investor’s allocation in order to reduce volatility and provide ballast and income, investors should consider these effects when interest rates increase.

So, are there opportunities left in fixed income? Yes, but they are fewer in number and harder to find. Furthermore, our sights have become more locked in on risk rather than reward. This is not because we see impending doom on the horizon but because the spreads/yields being offered in the marketplace are so low. Duration continues to be the primary risk over the medium to long term. We do not expect a significant rise in Treasury rates near term, but the risk-reward dynamics continue to favor taking some credit risk, in our view. That said, with the significant spread tightening, the reward for accepting credit risk has declined significantly. Corporations continue to have strong balance sheets and are generating significant cash flow; however, these very attributes combined with the low-interest-rate, slow-growth economic environment have set the table for shareholder-friendly activity such as debt-financed common stock buybacks and special dividends – as well as leveraged buyouts. We believe that particularly it is in these environments, when the income buffer for mistakes is small, that our in-depth, fundamental credit work is likely to prove its worth. Our team of global generalists continues to conduct bottom-up analysis in support of current holdings and in search of new opportunities.

Capital preservation will always be a focus in these core Funds. We intend to proceed prudently, especially in periods when we believe market yields do not warrant taking additional risk (whether it be duration, credit, inflation or any other risk), and we will not forget that your bond portfolio should be a store of value that benefits you through economic cycles. No matter the direction of interest rates or credit spreads in the near term, we believe your Funds are well positioned to achieve their longer-term goals of principal stability, reasonable income, and total returns not highly correlated to equity returns. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios comprised primarily of short-to-intermediate term bonds (i.e. maturity, or average life, of 0-10 years). This balances duration and yield in a way that is designed to provide what we consider the best risk-adjusted bond returns over time consistent with the Funds’ objectives.

8    Certified Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thank you very much for investing in the Funds. We feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for those looking for core bond investments. While we of course cannot guarantee future performance, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2013 (Unaudited)

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 9.11%
United States Treasury Notes, 2.625%, 12/31/2014	$2,000,000	$2,083,193
United States Treasury Notes, 1.375%, 11/30/2015	2,500,000	2,569,141
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,131,250
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,742,090
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,627,031
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,750,195
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,161,943
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,443,100	2,585,630
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,735,160	5,194,249
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,800,600	6,463,711

TOTAL U.S. TREASURY SECURITIES (Cost $33,186,791)		36,308,433

U.S. GOVERNMENT AGENCIES — 22.20%
Carobao Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.829%, 9/7/2024	4,647,917	4,754,410
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	216,098
Federal Farm Credit Bank, 6.06%, 5/28/2013	240,000	242,310
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,065,669
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,122,973
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,584,965
Federal Home Loan Bank, 1.25%, 8/15/2022	3,000,000	3,017,895
Federal Home Loan Bank, 1.50%, 10/25/2022	3,700,000	3,678,215
Federal Home Loan Mtg Corp., 4.50%, 1/15/2015	5,000,000	5,376,135
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,597,888
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,705,805
Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686%, 7/16/2019	5,000,000	4,974,760
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	2,175,658	2,220,232
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	2,433,454	2,847,046
Overseas Private Investment Corp., 4.10%, 11/15/2014	504,000	506,117
Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	3,100,000	3,141,931
Private Export Funding Corp., 4.974%, 8/15/2013	2,700,000	2,749,378
Private Export Funding Corp., 5.45%, 9/15/2017	3,000,000	3,588,714
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	3,280,180	3,640,037
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	1,903,051	2,122,093
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	1,058,456	1,176,029
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	1,217,426	1,343,209
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	809,094	918,755
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	1,580,550	1,801,530
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	892,931	1,036,017
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	2,790,199	3,209,875
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	1,729,204	1,985,726
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	4,319,280	5,066,687
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	3,745,520	4,089,415

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2013 (Unaudited)

Issuer-Description	Principal Amount	Value
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	$3,816,636	$3,994,285
Tennessee Valley Authority, 4.75%, 8/1/2013	3,000,000	3,046,477
[a,b] U.S. Department of Transportation, 5.594%, 12/7/2021	2,404,133	2,817,572
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	2,828,794	2,871,110

TOTAL U.S. GOVERNMENT AGENCIES (Cost $84,237,499)		88,509,358

MORTGAGE BACKED — 61.58%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	302,156	334,667
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	300,571	319,267
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	711,082	750,514
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	735,474	785,134
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	549,537	583,591
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	2,544,125	2,701,832
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	1,245,962	1,311,505
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	80,049	80,910
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	279,631	291,459
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	1,749,233	1,836,481
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	676,008	717,858
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	1,340,001	1,378,680
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50%, 12/15/2014	887,933	912,374
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50%, 5/15/2015	2,904,628	3,028,394
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	241,476	248,287
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50%, 6/15/2015	2,016,338	2,075,116
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	1,872,356	1,949,538
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	3,000,000	3,196,949
Federal Home Loan Mtg Corp., CMO Series 3456 Class KV, 5.50%, 9/15/2017	604,612	609,423
Federal Home Loan Mtg Corp., CMO Series 3477 Class VA, 5.50%, 7/15/2019	3,252,421	3,332,877
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	1,959,934	2,099,791
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00%, 6/15/2022	26,807	26,808
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	752,305	779,670
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	2,052,416	2,163,277
Federal Home Loan Mtg Corp., CMO Series 3678 Class AL, 4.50%, 10/15/2027	692,233	710,388
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	874,965	958,077
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	2,551,377	2,850,881
Federal Home Loan Mtg Corp., CMO Series 3920 Class AB, 3.00%, 9/15/2025	1,941,769	2,005,772
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	3,003,171	3,063,371
Federal Home Loan Mtg Corp., CMO Series 3981 Class ME, 3.00%, 1/15/2027	3,577,714	3,779,238
Federal Home Loan Mtg Corp., CMO Series 3996 Class VN, 3.50%, 3/15/2025	4,664,502	5,063,296
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	3,286,115	3,553,466
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	3,926,967	3,978,346
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	4,799,549	4,832,061
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	4,619,119	4,720,252
Federal Home Loan Mtg Corp., CMO Series K708 Class A2, 2.13%, 1/25/2019	5,100,000	5,282,084
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,101,919
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	3,613,544	3,801,984
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	474,050	500,167
Federal Home Loan Mtg Corp., Pool C90041, 6.50%, 11/1/2013	1,043	1,160
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	9,125	10,301
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	2,709,435	2,859,936
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	1,333,397	1,422,672
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	1,169,861	1,248,187
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	319,983	340,993
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	1,498,348	1,598,960
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	1,610,954	1,718,813

Certified Semi-Annual Report     11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2013 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	$2,088,980	$2,224,110
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	2,180,311	2,300,228
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50%, 10/15/2020	695,307	698,830
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	2,853,031	3,078,611
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	39,394	43,992
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	101,062	102,512
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	426,712	452,794
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	1,128,384	1,200,571
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	570,667	602,942
Federal National Mtg Assoc., CMO Series 2003-89 Class XC, 6.00%, 9/25/2014	386,591	388,535
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	509,100	540,880
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00%, 8/25/2042	2,753,013	3,175,854
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	1,584,158	1,625,894
Federal National Mtg Assoc., CMO Series 2005-26 Class G, 5.00%, 6/25/2032	699,371	720,165
Federal National Mtg Assoc., CMO Series 2005-99 Class VA, 5.50%, 11/25/2016	919,855	969,701
Federal National Mtg Assoc., CMO Series 2006-121 Class VA, 5.50%, 3/25/2017	645,493	648,427
Federal National Mtg Assoc., CMO Series 2007-60 Class VA, 6.00%, 12/25/2017	2,603,681	2,643,807
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00%, 7/25/2019	1,894,926	1,923,924
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50%, 2/25/2021	1,355,548	1,366,962
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.558%, 3/25/2039	1,026,856	1,034,204
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	374,609	393,445
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	900,096	943,620
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	569,688	601,684
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	800,216	843,951
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	2,352,888	2,478,129
Federal National Mtg Assoc., CMO Series 2010-6 Class VA, 5.00%, 2/25/2021	2,628,157	2,800,178
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	768,357	782,071
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	2,668,503	2,852,983
Federal National Mtg Assoc., CMO Series 2011-106 Class LV, 3.50%, 1/25/2023	3,550,449	3,735,252
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	2,975,481	3,179,652
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	3,015,266	3,198,219
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	4,451,920	4,513,631
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	3,524,474	3,831,346
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	3,559,276	3,809,705
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	6,549,050	6,938,888
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	2,093,281	2,240,549
Federal National Mtg Assoc., CMO Series 2011-88 Class WA, 2.50%, 9/25/2026	3,234,305	3,334,002
Federal National Mtg Assoc., CMO Series 2011-98 Class VC, 3.50%, 1/25/2023	3,994,246	4,257,337
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	3,708,050	4,016,630
Federal National Mtg Assoc., CMO Series 2012-48 Class PD, 2.00%, 7/25/2041	4,201,141	4,262,880
Federal National Mtg Assoc., CMO Series 2012-50 Class LV, 3.50%, 8/25/2023	5,097,903	5,413,352
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	5,646	6,090
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	15,584	16,935
Federal National Mtg Assoc., Pool 190555, 7.00%, 1/1/2014	655	665
Federal National Mtg Assoc., Pool 251759, 6.00%, 5/1/2013	70	70
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	44,766	49,876
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	90,682	102,763
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	31,354	34,844
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	13,697	15,662
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	724,376	774,828
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	627,538	671,245
Federal National Mtg Assoc., Pool 895572, 2.941%, 6/1/2036	635,304	683,151
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	1,200,037	1,292,008
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	1,537,946	1,645,061
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	1,933,559	2,093,606

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2013 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	$4,117,872	$4,415,774
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	3,922,948	4,161,849
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	844,674	903,505
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	620,500	668,055
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	480,341	517,155
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	1,167,996	1,249,345
Government National Mtg Assoc., CMO Series 2004-45 Class C, 5.67%, 10/16/2033	3,000,000	3,274,187
Government National Mtg Assoc., CMO Series 2004-45 Class C, 5.585%, 11/20/2059	5,094,942	5,599,703
Government National Mtg Assoc., CMO Series 2005-67 Class C, 4.907%, 3/16/2035	1,108,257	1,181,152
Government National Mtg Assoc., CMO Series 2009-105 Class A, 3.456%, 12/16/2050	771,096	784,680
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	1,171,953	1,279,494
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	834,306	933,361
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	7,996	8,404
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	527,067	570,460
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	1,993,453	2,183,527
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	4,346,837	4,933,599
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	3,457,338	3,967,565
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	5,094,010	5,956,808
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	5,928,871	6,510,493
Government National Mtg Assoc., Pool 765151, 4.692%, 7/20/2061	3,096,009	3,497,800
Government National Mtg Assoc., Pool 894205, 4.00%, 8/20/2039	1,619,449	1,712,706
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	4,497,548	4,738,567

TOTAL MORTGAGE BACKED (Cost $242,115,753)		245,522,166

SHORT TERM INVESTMENTS — 2.51%
Overseas Private Investment Corp., 0.15%, 6/15/2030	10,000,000	10,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $10,000,000)		10,000,000

TOTAL INVESTMENTS — 95.40% (Cost $369,540,043)		$380,339,957
OTHER ASSETS LESS LIABILITIES — 4.60%		18,334,121

NET ASSETS — 100.00%		$398,674,078

Footnote Legend

a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, the aggregate value of these securities in the Fund’s portfolio was $2,817,572, representing 0.71% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Certified Semi-Annual Report     13

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from Fitch Ratings. “NR” = not rated.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 0.65%
United States Treasury Notes, 1.75% due 4/15/2013	NR/NR	$2,500,000	$2,501,562
United States Treasury Notes, 2.50% due 3/31/2015	NR/NR	6,500,000	6,791,104
United States Treasury Notes, 5.125% due 5/15/2016	NR/NR	1,000,000	1,146,328
United States Treasury Notes, 4.875% due 8/15/2016	NR/NR	2,000,000	2,296,836
United States Treasury Notes, 3.00% due 2/28/2017	NR/NR	2,000,000	2,190,020
United States Treasury Notes, 2.125% due 8/15/2021	NR/NR	5,000,000	5,225,049

TOTAL U.S. TREASURY SECURITIES (Cost $18,950,653)			20,150,899

U.S. GOVERNMENT AGENCIES — 8.30%
[a] Agribank FCB, 9.125% due 7/15/2019	A-/NR	14,185,000	19,120,869
[b] Alex Alpha LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	5,000,000	4,985,600
Carobao Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.829% due 9/7/2024	NR/NR	9,583,333	9,802,907
[b,c] Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	15,000,000	14,925,000
Federal Home Loan Bank, 1.25% due 8/15/2022	AA+/Aaa	4,600,000	4,627,439
Federal Home Loan Bank, 1.50% due 10/25/2022	AA+/Aaa	16,000,000	15,905,795
Federal National Mtg Assoc., 7.491% due 8/1/2014	AA+/Aaa	7,874	7,874
Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686% due 7/16/2019	NR/NR	10,000,000	9,949,520
Helios Leasing I LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	5,772,953	5,758,353
MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	11,551,262	11,623,123
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	2,991,530	3,052,819
Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	6,000,000	6,081,156
Private Export Funding Corp., 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,588,714
Santa Rosa Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	5,771,391	5,799,353
Santa Rosa Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	15,698,378	15,577,846
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	1,027,804	1,132,429
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	2,537,010	2,919,256
Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	10,427,019	11,605,200
Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	14,002,214	15,466,025

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	$14,982,082	$16,357,659
Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	9,168,659	9,587,355
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	14,856,256	15,547,757
Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	14,556,111	15,149,967
Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	11,000,000	11,093,668
Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	6,650,000	6,693,748
Small Business Administration, Series 2005-P10A Class 1, 4.638% due 2/10/2015	NR/NR	756,540	796,598
[a,b] U.S. Department of Transportation, 5.594% due 12/7/2021	NR/NR	2,203,789	2,582,774
[a,b] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,652,350
[b] Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	14,698,789	14,671,210

TOTAL U.S. GOVERNMENT AGENCIES (Cost $253,955,574)			258,062,364

OTHER GOVERNMENT — 3.31%
[c] Export-Import Bank of Korea, 8.125% due 1/21/2014	A+/Aa3	11,250,000	11,881,586
[c] Export-Import Bank of Korea, 5.875% due 1/14/2015	A+/Aa3	3,000,000	3,248,166
[c] Government of Aruba, 6.80% due 4/2/2014	A-/NR	5,616,000	5,878,323
[a,c] Government of Bermuda, 5.603% due 7/20/2020	AA-/Aa2	3,000,000	3,447,564
[a,c] Government of Bermuda, 4.138% due 1/3/2023	AA-/Aa2	4,000,000	4,198,524
[c] Korea Finance Corp., 4.625% due 11/16/2021	A+/Aa3	7,500,000	8,413,950
[a,c] Korea Housing Finance Co., 3.50% due 12/15/2016	NR/Aa1	6,000,000	6,407,830
[a,c] Republic of Iceland, 4.875% due 6/16/2016	BBB-/Baa3	17,000,000	18,126,250
[a,c] Republic of Iceland, 5.875% due 5/11/2022	BBB-/Baa3	2,100,000	2,407,673
[a,c] State of Qatar, 3.125% due 1/20/2017	AA/Aa2	4,000,000	4,214,795
[c] Swedish Export Credit Corp., 1.75% due 5/30/2017	AA+/Aa1	14,300,000	14,709,123
[c] Swedish Export Credit Corp. Floating Rate Note, 0.602% due 1/23/2017	AA+/Aa1	20,000,000	20,052,960

TOTAL OTHER GOVERNMENT (Cost $98,885,819)			102,986,744

MORTGAGE BACKED — 8.69%
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.673% due 6/25/2020	NR/NR	38,930,479	3,567,943
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.784% due 5/25/2019	NR/NR	49,877,034	4,618,020
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	447,424	471,936
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	2,442,061	2,581,086
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	575,531	597,047
Federal Home Loan Mtg Corp., CMO Series 2654 Class OG, 5.00% due 2/15/2032	NR/NR	317,165	323,555
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	2,071,761	2,235,796
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	NR/NR	1,331,651	1,365,292
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50% due 5/15/2015	NR/NR	1,304,981	1,360,586
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	241,476	248,287
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	NR/NR	1,489,836	1,533,266
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	2,246,827	2,339,445
Federal Home Loan Mtg Corp., CMO Series 2943 Class BV, 5.00% due 3/15/2016	NR/NR	1,607,134	1,648,232
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	3,251,551	3,615,334
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	4,000,000	4,262,599
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	574,559	601,186

Certified Semi-Annual Report     15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00% due 6/15/2022	NR/NR	$53,613	$53,617
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	1,128,457	1,169,504
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	5,449,313	6,048,081
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	4,504,757	4,595,057
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	3,754,487	4,059,944
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	3,662,719	3,963,007
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	11,780,901	11,935,037
Federal Home Loan Mtg Corp., CMO Series 4101 Class QN, 3.50% due 9/15/2042	NR/NR	29,917,837	32,285,794
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	6,232,256	6,274,473
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	AA+/Aaa	9,069,822	9,573,623
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	AA+/Aaa	4,291,641	4,539,081
Federal Home Loan Mtg Corp., Pool P10039, 5.00% due 4/1/2013	AA+/Aaa	12,271	12,286
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50% due 10/15/2020	NR/NR	1,158,845	1,164,717
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	10,754,776	11,888,033
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	2,870,932	3,097,927
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	1,137,102	1,209,846
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	474,942	503,359
Federal National Mtg Assoc., CMO Series 2003-92 Class VG, 5.00% due 9/25/2014	NR/NR	309,207	317,519
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00% due 8/25/2042	NR/NR	1,576,358	1,818,474
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	NR/NR	1,640,481	1,683,701
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	1,021,683	1,113,193
Federal National Mtg Assoc., CMO Series 2007-26 Class VH, 5.50% due 2/25/2018	NR/NR	3,262,932	3,366,671
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	1,524,176	1,624,979
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00% due 7/25/2019	NR/NR	2,526,568	2,565,231
Federal National Mtg Assoc., CMO Series 2008-55 Class VA, 5.00% due 7/25/2019	NR/NR	2,024,663	2,034,073
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50% due 2/25/2021	NR/NR	1,355,548	1,366,962
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.558% due 3/25/2039	NR/NR	1,711,427	1,723,674
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	874,088	918,039
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	AA+/Aaa	2,447,014	2,580,442
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	1,500,160	1,572,701
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	NR/NR	521,708	545,043
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	1,424,220	1,504,210
Federal National Mtg Assoc., CMO Series 2009-70 Class PA, 5.00% due 8/25/2035	NR/NR	366,216	368,943
Federal National Mtg Assoc., CMO Series 2009-89 Class BV, 4.50% due 12/25/2020	NR/NR	1,785,796	1,800,184
Federal National Mtg Assoc., CMO Series 2011-100 Class VE, 4.00% due 12/25/2022	NR/NR	6,876,901	7,175,017
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	2,643,597	2,826,355
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,687,915	1,821,074
Federal National Mtg Assoc., CMO Series 2011-88 Class WA, 2.50% due 9/25/2026	NR/NR	2,627,873	2,708,877
Federal National Mtg Assoc., CMO Series 2011-89 Class VA, 4.00% due 9/25/2023	NR/NR	6,101,721	6,275,540
Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	15,730,350	16,776,245
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	3,382,669	3,664,170
Federal National Mtg Assoc., CMO Series 2012-48 Class PD, 2.00% due 7/25/2041	NR/NR	13,863,766	14,067,505
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	AA+/Aaa	371,407	399,871
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	AA+/Aaa	1,787,721	1,941,633
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	AA+/Aaa	5,472,013	5,805,250
Government National Mtg Assoc., CMO Series 2009-35 Series KV, 4.50% due 6/20/2020	NR/NR	3,536,216	3,726,415
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	1,467,013	1,582,356
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	AA+/Aaa	8,923	9,480
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	AA+/Aaa	5,382,323	5,895,522
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	AA+/Aaa	6,337,490	7,192,963
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	AA+/Aaa	3,835,820	4,402,566
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	AA+/Aaa	5,432,960	6,234,746
Government National Mtg Assoc., Pool 765151, 4.692% due 7/20/2061	AA+/Aaa	5,005,215	5,654,777
Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	AA+/Aaa	6,123,191	6,573,941

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Government National Mtg Assoc., Pool 827148, 1.625% due 2/20/2024	AA+/Aaa	$27,418	$28,307
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	AA+/Aaa	4,542,978	4,786,431

TOTAL MORTGAGE BACKED (Cost $267,113,390)			270,196,076

ASSET BACKED SECURITIES — 12.18%
ADVANCE RECEIVABLES — 0.42%
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A1, 0.898% due 1/15/2044	AAA/NR	8,000,000	8,008,000
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A2, 1.495% due 1/16/2046	AAA/NR	5,000,000	5,034,000

			13,042,000

AUTO RECEIVABLES — 0.46%
Santander Drive Auto Receivables Trust, 2.86% due 6/15/2017	AA-/NR	637,597	641,796
Santander Drive Auto Receivables Trust, 2.72% due 5/16/2016	AA/Aa1	2,500,000	2,551,272
[a,c] SMART Trust, Series 2012-2USA Class A3B Floating Rate Note, 1.153% due 10/14/2016	NR/Aaa	8,000,000	8,074,148
[a,c] SMART Trust, Series 2012-2USA Class A4B Floating Rate Note, 1.453% due 3/14/2018	NR/Aaa	3,000,000	3,064,554

			14,331,770

COMMERCIAL MTG TRUST — 3.54%
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	3,000,000	3,217,282
[a] Banc of America Re-Remic Trust Series 2012-CLRN Class A Floating Rate Note, 1.353% due 8/15/2029	NR/Aaa	5,000,000	5,043,520
[a] CFCRE Commercial Mtg Trust Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	13,937,561
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.914% due 3/25/2034	CCC/Caa2	347,905	269,072
[a] COMM Mtg Trust Series 2012-MVP Class A Floating Rate Note, 2.141% due 11/17/2026	AAA/NR	16,903,768	17,140,489
Commercial Mtg Pass-Through Certificates, Series 2011-THL Class A, 3.376% due 6/9/2028	NR/Aaa	4,742,910	4,841,881
Commercial Mtg Pass-Through Certificates, Series 2011-THL Class B, 4.554% due 6/9/2028	NR/Aa2	1,500,000	1,547,733
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	142,339	146,131
DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	5,250,305	5,634,096
DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.552% due 7/12/2044	NR/Aaa	1,276,730	1,315,572
JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	5,286,196
JPMorgan Chase, Series 2011-FL1 Class B, 3.953% due 11/15/2028	AA/Aa2	2,725,000	2,779,476
Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.787% due 8/12/2045	NR/Aaa	2,838,000	3,260,811
[a] Motel 6 Trust Series 2012-MTL6 Class A2, 1.948% due 10/5/2025	AAA/NR	7,000,000	7,017,485
[a] Motel 6 Trust, Series 2012-MTL6 Class C, 3.139% due 10/5/2025	A-/NR	12,000,000	12,078,935
[a] VNO Mtg Trust Series 2012-6AVE Class A, 2.996% due 11/15/2030	AAA/NR	7,000,000	7,097,920
Wachovia Bank Commercial Mtg Trust, Series 2004-C10 Class C, 4.842% due 2/15/2041	AA+/Aaa	4,000,000	4,092,389
[a,b] Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.80% due 3/18/2028	NR/NR	15,000,000	15,248,437

			109,954,986

CREDIT CARD — 0.55%
First Financial Bank USA, 5.19% due 9/17/2018	AA-/NR	2,000,000	2,015,333
First Financial Bank USA, 3.72% due 6/17/2019	AAA/NR	5,000,000	5,088,216
[a,c] Turquoise Card Backed Securities plc Floating Rate Note, 1.003% due 6/17/2019	NR/Aaa	10,000,000	10,050,131

			17,153,680

OTHER ASSET BACKED — 3.19%
[a] Ascentium Equipment Receivables LLC, 1.83% due 9/15/2019	NR/NR	6,084,373	6,083,764
[a] Beacon Container Finance LLC, 3.72% due 9/20/2027	A/NR	9,530,760	9,933,787
[a,c] Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	6,220,602
[a,b] Concord Funding Company LLC, 2.42% due 2/15/2015	A/NR	10,000,000	10,000,000
[a,b] Concord Funding Company LLC, 3.92% due 2/15/2015	BBB/NR	4,000,000	4,000,000

Certified Semi-Annual Report     17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,c] Cronos Containers Program Ltd., 3.81% due 9/18/2027	A/NR	$6,365,000	$6,620,667
[a] Fairway Outdoor Funding LLC, 4.212% due 10/15/2042	NR/NR	6,932,530	7,288,862
[a] GTP Cellular Sites LLC, 3.721% due 3/15/2042	NR/NR	9,500,000	9,826,002
MIRAMAX LLC, 6.25% due 10/20/2021	BBB/Baa3	6,121,429	6,442,289
[b] Northwind Holdings, LLC Floating Rate Note, 1.067% due 12/1/2037	A/Baa1	4,243,750	3,861,813
[a] PFS Financing Corp. Floating Rate Note, 0.753% due 2/15/2018	AAA/Aaa	9,000,000	9,001,674
Sierra Receivables Funding Co. LLC, 2.84% due 11/20/2028	A+/NR	5,644,634	5,765,963
Sonic Capital LLC, 5.438% due 5/20/2041	BBB/Baa2	7,241,600	8,049,661
[a,c] Trafigura Securitisation Finance plc Floating Rate Note, 2.603% due 10/15/2015	AAA/Aaa	6,000,000	6,118,009

			99,213,093

RESIDENTIAL MTG TRUST — 2.21%
Ameriquest Mtg Securities Inc., Series 2004-R12 Class A4 Floating Rate Note, 0.674% due 1/25/2035	A+/Aaa	2,149,686	2,130,362
Arran Residential Mtg Funding plc, Series 2011-1A Class A2C, 1.74% due 11/19/2047	NR/Aaa	5,000,000	5,092,254
Banc of America Mtg Securities, Inc., Series 2004-4 Class 1A2, 5.50% due 5/25/2034	AA+/NR	608,476	616,828
Banc of America Mtg Securities, Inc., Series 2005-A Class B1 Floating Rate Note, 3.172% due 2/25/2035	NR/NR	2,434,657	196,845
Bear Stearns Mtg, Series 2004-3 Class 1-A2, 3.129% due 7/25/2034	BBB+/B3	226,943	235,759
Countrywide Home Loan, Series 2004 Class 1-A, 2.79% due 7/20/2034	A/B1	462,956	491,821
[a,b] FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	7,000,000	6,991,250
FNBC Trust, Series 1993 A, 8.08% due 1/5/2018	A+/Aa1	703,475	779,522
[a,c] Fosse Master Issuer plc, Series 2011-1A Class A2 Floating Rate Note, 1.703% due 10/18/2054	AAA/Aaa	6,971,015	7,055,519
[a] FREMF Mtg Trust, Series 2012-K709 Class B, 3.741% due 4/25/2045	NR/NR	10,000,000	10,491,262
[a] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.80% due 10/25/2044	NR/A3	4,000,000	4,083,058
Home Equity Asset Trust, Series 2006-3 Class 2A, 0.384% due 7/25/2036	BBB+/A1	927,244	924,498
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.575% due 8/25/2034	CCC/NR	794,610	508,887
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 2.454% due 10/25/2028	CCC/Caa2	1,061,540	367,296
New Century Home Equity Loan Trust, Series 2005-2 Class A2C, 0.504% due 6/25/2035	AAA/Aa1	2,354,537	2,351,493
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.414% due 12/25/2035	AA+/Baa2	1,464,302	1,424,725
Popular ABS Mtg Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	BBB+/Baa1	5,624,299	5,897,224
Residential Asset Mtg Products, Inc., 0.504% due 3/25/2035	NR/Aa3	631,353	610,513
Residential Asset Mtg Products, Inc., 7.125% due 4/25/2031	AA+/NR	2,419,281	2,611,943
[a] RiverView HECM Trust Series 2007-1 Class A, 0.64% due 5/25/2047	A-/Ba3	6,202,698	5,497,141
[c] Silverstone Master Issuer, Series 2010-1A Class A1 Floating Rate Note, 1.702% due 1/21/2055	AAA/Aaa	5,000,000	5,033,151
Structured Asset Securities Corp., 5.50% due 3/25/2019	A+/Ba2	1,126,414	1,157,253
Structured Asset Securities Corp., 2.506% due 3/25/2033	AA+/Baa1	2,882,429	3,029,641
Washington Mutual Mtg, Series 2003-S13 Class 21-A1, 4.50% due 12/25/2018	A+/NR	1,050,260	1,063,755
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.616% due 2/25/2035	D/C	806,805	77,235
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.674% due 3/25/2035	NR/NR	751,634	47,746

			68,766,981

STUDENT LOAN — 1.81%
[a] Nelnet Student Loan Trust Floating Rate Note, 0.804% due 6/25/2041	NR/Aaa	14,831,537	14,859,524
[a] Pennsylvania Higher Education Assistance Agency Floating Rate Note, 0.754% due 5/25/2027	AA+/NR	6,653,185	6,684,007
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 0.67% due 9/15/2020	A+/Aa2	3,003,050	2,944,367
SLM Student Loan Trust, Series 2006-B Class A3 Floating Rate Note, 0.42% due 12/15/2022	AA/Aaa	1,865,911	1,860,895
SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,412,048
[a] SLM Student Loan Trust, Series 2013-R1 Class A Floating Rate Note, 1.704% due 3/25/2033	AAA/NR	25,000,000	24,657,078

			56,417,919

TOTAL ASSET BACKED SECURITIES (Cost $374,777,548)			378,880,429

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
CORPORATE BONDS — 50.81%

AUTOMOBILES & COMPONENTS — 1.33%
AUTOMOBILES — 1.33%
[a] American Honda Finance Corp., 2.60% due 9/20/2016	A+/A1	$5,000,000	$5,260,495
[a] American Honda Finance Corp., 1.00% due 8/11/2015	A+/A1	3,000,000	3,010,746
[a] American Honda Finance Corp., 1.50% due 9/11/2017	A+/A1	2,000,000	2,016,762
[a] Daimler Finance North America LLC, 1.25% due 1/11/2016	A-/A3	7,000,000	7,023,975
[a,c] Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/Baa1	8,000,000	8,746,864
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	BBB+/A3	15,000,000	15,220,935

			41,279,777

BANKS — 10.66%
COMMERCIAL BANKS — 9.91%
[a,c] ABN AMRO Bank N.V., 4.25% due 2/2/2017	A/A2	1,000,000	1,089,210
[a,c] ANZ National International Ltd., 6.20% due 7/19/2013	AA-/Aa3	1,000,000	1,017,434
[a,c] ANZ National International Ltd., 3.125% due 8/10/2015	AA-/Aa3	4,000,000	4,179,396
[a,c] Australia and New Zealand Bank, 2.40% due 11/23/2016	NR/Aaa	6,000,000	6,302,400
[a,c] Banco Bradesco, 4.50% due 1/12/2017	BBB/Baa1	2,500,000	2,668,750
[a,c] Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Baa3	7,000,000	6,755,000
[a,c] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,122,000
[a,c] Banco Santander Brasil Floating Rate Note, 2.38% due 3/18/2014	BBB/Baa1	7,883,000	7,902,763
[a,c] Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	4,000,000	4,316,024
[c] Bank of Nova Scotia, 2.55% due 1/12/2017	A+/Aa2	5,000,000	5,237,955
[a,c] Barclays Bank plc, 2.50% due 9/21/2015	AAA/Aaa	14,650,000	15,240,248
[a,c] BNP Paribas Home Loan Covered Bonds SA, 2.20% due 11/2/2015	AAA/Aaa	10,000,000	10,332,000
[a,c] Commonwealth Bank of Australia, 2.25% due 3/16/2017	NR/Aaa	7,500,000	7,842,750
[c] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	11,000,000	11,636,174
[a,c] Credit Agricole London, 1.752% due 1/21/2014	A/A2	7,000,000	7,056,084
[a,c] Credit Mutuel-CIC Home Loan SFH, 1.50% due 11/16/2017	AAA/Aaa	10,000,000	10,030,310
[a,c] Danske Bank A/S, 3.75% due 4/1/2015	A-/Baa1	4,000,000	4,175,760
[a,c] DNB Bank ASA, 3.20% due 4/3/2017	A+/A1	10,000,000	10,591,620
[a,c] HSBC Bank plc, 3.50% due 6/28/2015	AA-/Aa3	2,000,000	2,115,858
HSBC USA, Inc., 2.375% due 2/13/2015	A+/A2	2,000,000	2,057,840
[a,c] Kookmin Bank, 7.25% due 5/14/2014	AA/Aa1	7,000,000	7,463,344
[a,c] National Australia Bank, 2.00% due 6/20/2017	NR/Aaa	16,000,000	16,582,400
[a,c] National Bank of Canada, 2.20% due 10/19/2016	NR/Aaa	2,000,000	2,095,200
National City Bank Floating Rate Note, 0.651% due 6/7/2017	A-/A3	4,000,000	3,954,260
North American Development Bank, 4.375% due 2/11/2020	A+/Aaa	15,500,000	17,200,350
[a,c] Oversea-Chinese Banking Corp. Ltd., 3.15% due 3/11/2023	A+/Aa2	29,650,000	30,187,021
[c] Rabobank Nederland, 3.375% due 1/19/2017	AA-/Aa2	2,000,000	2,141,228
[c] Royal Bank of Scotland plc, 9.50% due 3/16/2022	BBB-/NR	12,000,000	13,830,000
[a,c] Societe Generale, 3.10% due 9/14/2015	A/A2	6,000,000	6,212,478
[a] Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	BBB/A2	5,920,404	8,051,750
[a,c] Sparebank 1 Boligkreditt AS, 2.30% due 6/30/2018	NR/Aaa	8,000,000	8,338,984
[a,c] Sparebank 1 Boligkreditt AS, 1.75% due 11/15/2019	NR/Aaa	20,000,000	19,818,000
[a,c] Standard Chartered plc, 3.20% due 5/12/2016	A+/A2	5,000,000	5,286,250
[c] Svenska Handelsbanken AB, 3.125% due 7/12/2016	AA-/Aa3	6,000,000	6,368,976
[a,c] Swedbank Hypotek AB, 2.375% due 4/5/2017	AAA/Aaa	5,000,000	5,255,000
[a,c] Toronto-Dominion Bank, 2.20% due 7/29/2015	NR/Aaa	3,000,000	3,112,800
US Bank NA, 3.778% due 4/29/2020	A+/A1	10,000,000	10,535,710
Wells Fargo Bank NA, 0.50% due 5/16/2016	A+/A1	4,629,000	4,553,330
[c] Westpac Banking Corp., 3.00% due 8/4/2015	AA-/Aa2	2,000,000	2,100,382

Certified Semi-Annual Report     19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,c] Westpac Banking Corp. Floating Rate Note, 1.103% due 7/17/2015	NR/Aaa	$5,000,000	$5,053,760
[a,c] Woori Bank, 4.75% due 1/20/2016	A-/A1	5,000,000	5,443,985
THRIFTS & MORTGAGE FINANCE — 0.75%
[a,c] Northern Rock Asset Management plc, 5.625% due 6/22/2017	AAA/Aaa	20,000,000	23,177,500

			331,432,284

CAPITAL GOODS — 2.53%
AEROSPACE & DEFENSE — 0.05%
Boeing Co., 5.00% due 3/15/2014	A/A2	1,500,000	1,563,214
CONSTRUCTION & ENGINEERING — 0.30%
[a] URS Corp., 4.10% due 4/1/2017	BBB-/Baa3	8,995,000	9,347,856
ELECTRICAL EQUIPMENT — 0.19%
Roper Industries, Inc., 6.25% due 9/1/2019	BBB/Baa2	4,840,000	5,862,581
INDUSTRIAL CONGLOMERATES — 0.48%
General Electric Co., 5.25% due 12/6/2017	AA+/Aa3	2,500,000	2,928,472
[a,c] Hutchison Whampoa Ltd., 3.50% due 1/13/2017	A-/A3	5,000,000	5,323,145
[a,c] Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	3,000,000	3,128,463
[a,c] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,679,458
MACHINERY — 0.63%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,773,816
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB+/Baa1	3,000,000	3,563,820
[a,c] Volvo Treasury AB, 5.95% due 4/1/2015	BBB/Baa2	13,100,000	14,227,137
OIL, GAS & CONSUMABLE FUELS — 0.13%
[c] Sasol Financing International plc, 4.50% due 11/14/2022	BBB/Baa1	4,000,000	3,955,000
TRADING COMPANIES & DISTRIBUTORS — 0.75%
[a] Air Lease Corp., 7.375% due 1/30/2019	NR/NR	11,144,516	12,036,078
[a] Aviation Capital Group, 6.75% due 4/6/2021	BB+/NR	3,000,000	3,336,159
[a] Aviation Capital Group, 7.125% due 10/15/2020	BB+/NR	6,912,000	7,849,177

			78,574,376

COMMERCIAL & PROFESSIONAL SERVICES — 0.23%
PROFESSIONAL SERVICES — 0.23%
Dun & Bradstreet Corp., 3.25% due 12/1/2017	BBB/NR	6,875,000	7,068,298

			7,068,298

CONSUMER DURABLES & APPAREL — 0.35%
HOUSEHOLD DURABLES — 0.27%
Newell Rubbermaid, Inc., 2.00% due 6/15/2015	BBB-/Baa3	3,000,000	3,052,197
Tupperware Brands Corp., 4.75% due 6/1/2021	BBB-/Baa3	5,000,000	5,266,345
TEXTILES, APPAREL & LUXURY GOODS — 0.08%
Nike, Inc., 5.15% due 10/15/2015	A+/A1	2,315,000	2,554,788

			10,873,330

CONSUMER SERVICES — 0.54%
DIVERSIFIED CONSUMER SERVICES — 0.54%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,750,000	1,972,917
Rensselaer Polytechnic I, 5.60% due 9/1/2020	A-/A3	10,925,000	12,681,543
University of Chicago, 3.065% due 10/1/2024	AA/Aa1	1,880,000	2,022,600

			16,677,060

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
DIVERSIFIED FINANCIALS — 7.57%
CAPITAL MARKETS — 3.57%
Bank of New York Mellon, 2.40% due 1/17/2017	A+/Aa3	$7,000,000	$7,315,441
[a,c] CDP Financial, Inc., 3.00% due 11/25/2014	AAA/Aaa	4,000,000	4,156,436
[a,c] CDP Financial, Inc., 4.40% due 11/25/2019	AAA/Aaa	5,000,000	5,724,630
[a,c] Credit Suisse Group AG - Guernsey, 1.625% due 3/6/2015	NR/Aaa	13,000,000	13,250,718
Deutsche Bank Financial LLC, 5.375% due 3/2/2015	BBB+/Baa3	5,000,000	5,331,915
Goldman Sachs Group, Inc. Floating Rate Note, 0.702% due 7/22/2015	A-/A3	8,890,000	8,799,038
Goldman Sachs Group, Inc. Floating Rate Note, 0.734% due 3/22/2016	A-/A3	5,000,000	4,943,085
[a,c] IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa3	1,000,000	1,043,500
[c] IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa3	3,000,000	3,210,000
[a,c] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa3	1,000,000	1,130,000
[a,c] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa3	3,500,000	4,060,000
Legg Mason, Inc., 5.50% due 5/21/2019	BBB/Baa1	13,065,000	14,176,348
[a,c] Macquarie Bank Ltd., 3.45% due 7/27/2015	A/A2	2,000,000	2,083,972
[a,c] Macquarie Group Ltd., 7.30% due 8/1/2014	BBB/A3	8,000,000	8,571,200
[a,c] Macquarie Group Ltd., 7.625% due 8/13/2019	BBB/A3	2,000,000	2,415,800
[c] Man Group plc, 6.50% due 8/1/2013	NR/Baa3	5,000,000	5,067,500
[c] Man Group plc Floating Rate Note, 1.934% due 9/22/2015	NR/Ba1	5,000,000	4,525,985
Merrill Lynch & Co., 6.875% due 4/25/2018	A-/Baa2	2,000,000	2,414,040
Merrill Lynch & Co., 0.848% due 5/2/2017	BBB+/Baa3	2,500,000	2,383,135
Morgan Stanley Floating Rate Note, 2.792% due 5/14/2013	A-/Baa1	5,000,000	5,013,120
Murray Street Investment Trust, 4.647% due 3/9/2017	A-/A3	5,000,000	5,467,495
CONSUMER FINANCE — 0.95%
American Express Credit Co., 5.125% due 8/25/2014	A-/A2	3,000,000	3,187,077
American Express Credit Co., 2.80% due 9/19/2016	A-/A2	8,000,000	8,470,688
American Express Credit Co., 1.75% due 6/12/2015	A-/A2	1,000,000	1,021,781
[a,c] Banque PSA Finance, 2.205% due 4/4/2014	BB+/Baa3	7,000,000	6,939,240
[c] DFS Funding Corp. Floating Rate Note, 1.105% due 6/15/2015	NR/Baa3	3,600,000	3,450,672
Western Union Co., 6.50% due 2/26/2014	BBB+/Baa1	1,000,000	1,050,698
Western Union Co., 3.65% due 8/22/2018	BBB+/Baa1	2,000,000	2,063,662
Western Union Co., 2.375% due 12/10/2015	BBB+/Baa1	1,000,000	1,017,744
Western Union Co., 2.875% due 12/10/2017	BBB+/Baa1	2,250,000	2,283,554
DIVERSIFIED FINANCIAL SERVICES — 3.05%
Bank of America Corp. Floating Rate Note, 1.354% due 3/22/2018	A-/Baa2	15,000,000	14,985,495
Citigroup, Inc., 6.50% due 8/19/2013	A-/Baa2	696,000	711,630
Citigroup, Inc., 5.00% due 9/15/2014	BBB+/Baa3	3,000,000	3,150,090
Citigroup, Inc., 6.00% due 12/13/2013	A-/Baa2	1,329,000	1,376,948
[a] CME Group Index Services, 4.40% due 3/15/2018	AA-/Aa3	4,530,000	5,111,715
General Electric Capital Corp., 1.00% due 1/8/2016	AA+/A1	2,000,000	2,000,864
General Electric Capital Corp. Floating Rate Note, 1.281% due 3/15/2023	AA+/A1	7,725,000	7,746,599
General Electric Capital Corp. Floating Rate Note, 0.43% due 12/28/2018	AA+/A1	4,850,000	4,395,802
[a] General Electric Capital Corp./LJ VP Holdings LLC, 3.80% due 6/18/2019	AA+/A1	5,000,000	5,381,940
JPMorgan Chase & Co. Floating Rate Note, 1.201% due 1/25/2018	A/A2	16,900,000	17,011,118
JPMorgan Chase Bank N.A. Floating Rate Note, 0.61% due 6/13/2016	A/A1	16,875,000	16,606,181
[c] Korea Development Bank, 8.00% due 1/23/2014	A/Aa3	3,000,000	3,166,338
[a,c] National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A1	2,000,000	2,112,146
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,918,834
[a] USAA Capital Corp., 2.25% due 12/13/2016	AA+/Aa1	8,000,000	8,286,840

			235,531,014

Certified Semi-Annual Report     21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
ENERGY — 3.65%
ENERGY EQUIPMENT & SERVICES — 0.28%
Rowan Companies, Inc., 7.875% due 8/1/2019	BBB-/Baa3	$7,000,000	$8,744,603
OIL, GAS & CONSUMABLE FUELS — 3.37%
[a,c] BG Energy Capital plc, 2.875% due 10/15/2016	A/A2	5,000,000	5,297,075
[c] BP Capital Markets plc, 3.875% due 3/10/2015	A/A2	2,000,000	2,120,460
[a,c] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,197,370
[a] DCP Midstream LLC, 9.75% due 3/15/2019	BBB/Baa2	6,500,000	8,560,337
Energen Corp., 4.625% due 9/1/2021	BBB/Baa3	10,000,000	10,306,060
Energy Transfer Partners LP, 9.70% due 3/15/2019	BBB-/Baa3	3,856,000	5,197,815
[a,c] Eni S.p.A., 4.15% due 10/1/2020	A/A3	15,925,000	16,721,139
[a] Florida Gas Transmission, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,121,256
[a,c] Gazprom, 4.95% due 5/23/2016	BBB/Baa1	4,000,000	4,279,360
Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	BBB/Baa1	4,000,000	4,222,096
[a,c] Korea National Oil Corp., 4.00% due 10/27/2016	A+/A1	2,000,000	2,169,658
[a] Maritimes & Northeast Pipeline LLC, 7.50% due 5/31/2014	BBB-/Ba1	2,574,000	2,683,704
Murphy Oil Corp., 2.50% due 12/1/2017	BBB/Baa3	5,000,000	5,020,745
[c] Norsk Hydro A/S, 6.70% due 1/15/2018	AA-/Aa2	1,000,000	1,236,257
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	59,896
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	4,875,575
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A3	3,000,000	3,354,705
[c] Shell International Finance, 3.10% due 6/28/2015	AA/Aa1	3,000,000	3,170,880
[a,c] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	A+/Aa3	6,000,000	6,255,816
Sunoco Logistics, 8.75% due 2/15/2014	BBB-/Baa3	5,000,000	5,337,990
[c] Total Capital International S.A., 1.55% due 6/28/2017	AA-/Aa1	6,500,000	6,605,807

			113,538,604

FOOD, BEVERAGE & TOBACCO — 1.36%
BEVERAGES — 0.62%
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA-/NR	3,380,000	4,003,539
[c] Coca Cola HBC Finance BV, 5.125% due 9/17/2013	BBB/Baa1	6,524,000	6,635,541
[c] Coca Cola HBC Finance BV, 5.50% due 9/17/2015	BBB/Baa1	7,985,000	8,692,303
FOOD PRODUCTS — 0.03%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	1,049,151
TOBACCO — 0.71%
Altria Group, Inc., 8.50% due 11/10/2013	BBB/Baa1	1,000,000	1,047,710
[a,c] B.A.T International Finance plc, 2.125% due 6/7/2017	A-/A3	8,000,000	8,239,840
Lorillard Tobacco Co., 8.125% due 6/23/2019	BBB-/Baa2	5,259,000	6,690,668
Lorillard Tobacco Co., 6.875% due 5/1/2020	BBB-/Baa2	5,000,000	6,063,985

			42,422,737

HEALTH CARE EQUIPMENT & SERVICES — 0.29%
HEALTH CARE PROVIDERS & SERVICES — 0.29%
Catholic Health Initiatives, 1.60% due 11/1/2017	AA-/NR	2,000,000	2,023,582
Catholic Health Initiatives, 2.95% due 11/1/2022	AA-/NR	7,000,000	7,069,909

			9,093,491

HOTELS RESTAURANTS & LEISURE — 0.16%
HOTELS, RESTAURANTS & LEISURE — 0.16%
[a] Hyatt Hotels Corp., 5.75% due 8/15/2015	BBB/Baa2	2,500,000	2,715,828
[a,c] TDIC Finance Ltd., 6.50% due 7/2/2014	AA/A1	2,000,000	2,122,500

			4,838,328

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
HOUSEHOLD & PERSONAL PRODUCTS — 0.07%
HOUSEHOLD PRODUCTS — 0.07%
Energizer Holdings, Inc., 4.70% due 5/24/2022	BBB-/Baa3	$2,000,000	$2,128,446

			2,128,446

INSURANCE — 3.25%
INSURANCE — 3.25%
Aflac, Inc., 2.65% due 2/15/2017	A-/A3	2,000,000	2,102,642
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Baa3	2,600,000	3,129,508
[a] Genworth Life Institutional Fund, 5.875% due 5/3/2013	A-/A3	1,000,000	1,004,229
Hanover Insurance Group, 6.375% due 6/15/2021	BBB-/Baa3	2,480,000	2,863,944
Hartford Financial Services Group, Inc., 4.625% due 7/15/2013	BBB/Baa3	5,370,000	5,431,916
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	3,000,000	3,117,063
[a] ING US, Inc., 2.90% due 2/15/2018	BBB-/Baa3	5,000,000	5,071,485
Kemper Corp., 6.00% due 5/15/2017	BBB-/Baa3	1,950,000	2,154,592
[a,c] Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	10,000,000	9,920,255
[a] Liberty Mutual Group, Inc., 5.75% due 3/15/2014	BBB-/Baa2	1,000,000	1,037,608
[a] MassMutual Global Funding LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,200,512
[a] MetLife Institutional Funding II, 1.625% due 4/2/2015	AA-/Aa3	5,000,000	5,081,970
[a] Metropolitan Life Global Funding I, 1.055% due 1/10/2014	AA-/Aa3	6,000,000	6,031,476
[a] Metropolitan Life Global Funding I, 1.70% due 6/29/2015	AA-/Aa3	4,000,000	4,084,556
[a] Metropolitan Life Global Funding I, 1.50% due 1/10/2018	AA-/Aa3	5,000,000	5,021,805
[c] Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB/NR	5,000,000	5,131,755
[a] Principal Life Global Funding II, 1.00% due 12/11/2015	A+/Aa3	7,000,000	7,019,278
[a] Prudential Covered Trust Co., 2.997% due 9/30/2015	A/Baa2	2,850,000	2,971,484
[a,c] QBE Insurance Group Ltd., 5.647% due 7/1/2023	BBB+/Baa1	9,141,000	9,109,546
Unitrin, Inc., 6.00% due 11/30/2015	BBB-/Baa3	5,000,000	5,474,775
[a,c] White Mountains Re Group Ltd., 6.375% due 3/20/2017	BBB/Baa3	6,335,000	7,127,103

			101,087,502

MATERIALS — 3.02%
CHEMICALS — 0.46%
[a] Incitec Pivot Finance LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	5,266,036
[a] Incitec Pivot Ltd., 4.00% due 12/7/2015	BBB/Baa3	4,325,000	4,529,827
RPM International, Inc., 6.125% due 10/15/2019	BBB-/Baa3	4,000,000	4,696,396
CONSTRUCTION MATERIALS — 0.05%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	1,150,000	1,429,225
METALS & MINING — 2.51%
[a,c] Anglo American Capital plc, 2.625% due 9/27/2017	BBB+/Baa1	9,700,000	9,852,203
[c] Anglogold Holdings plc, 5.375% due 4/15/2020	BBB-/Baa2	7,100,000	7,515,179
[c] Anglogold Holdings plc, 5.125% due 8/1/2022	BBB-/Baa2	7,000,000	7,095,886
[c] ArcelorMittal, 4.25% due 8/5/2015	BB+/Ba1	3,000,000	3,118,050
[c] ArcelorMittal, 10.35% due 6/1/2019	BB+/Ba1	8,089,000	10,214,765
[c] ArcelorMittal, 5.00% due 2/25/2017	BB+/Ba1	3,000,000	3,139,500
Carpenter Technology Corp., 4.45% due 3/1/2023	BBB/Baa3	3,000,000	3,080,883
[c] Kinross Gold Corp., 3.625% due 9/1/2016	NR/Baa3	7,000,000	7,162,652
[a,c] Samarco Mineracao S.A., 4.125% due 11/1/2022	BBB/NR	5,000,000	4,865,000
[a,c] Xstrata Finance Canada Ltd., 3.60% due 1/15/2017	BBB+/Baa2	10,000,000	10,518,800
[a,c] Xstrata Finance Canada Ltd., 4.95% due 11/15/2021	BBB+/Baa2	5,000,000	5,377,470
[a,c] Xstrata Finance Canada Ltd., 4.00% due 10/25/2022	BBB+/Baa2	6,000,000	6,043,086

			93,904,958

Certified Semi-Annual Report     23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
MEDIA — 0.35%
MEDIA — 0.35%
[a] NBCUniversal Enterprise, Inc., 1.974% due 4/15/2019	A-/A3	$3,000,000	$3,008,301
The Washington Post Co., 7.25% due 2/1/2019	BBB/Baa1	5,000,000	5,945,295
Time Warner Cable, Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	232,566
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/Baa2	1,500,000	1,599,720

			10,785,882

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.79%
BIOTECHNOLOGY — 0.10%
Genzyme Corp., 3.625% due 6/15/2015	AA-/A1	3,000,000	3,198,297
PHARMACEUTICALS — 0.69%
AbbVie, Inc., 1.20% due 11/6/2015	A/Baa1	9,650,000	9,724,971
AbbVie, Inc., 2.00% due 11/6/2018	A/Baa1	5,000,000	5,059,600
[c] Teva Pharmaceuticals, 2.40% due 11/10/2016	A-/A3	4,500,000	4,701,150
Tiers Inflation Linked Trust, Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 3.591% due 2/1/2014	AA/A1	2,000,000	2,045,200

			24,729,218

REAL ESTATE — 0.94%
REAL ESTATE INVESTMENT TRUSTS — 0.84%
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa3	4,000,000	4,421,552
[a,c] Goodman Funding Property Ltd., 6.00% due 3/22/2022	BBB/Baa2	10,285,000	11,731,667
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	9,100,000	9,951,296
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.10%
Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB-/Baa2	3,000,000	3,086,112

			29,190,627

RETAILING — 0.84%
MULTILINE RETAIL — 0.28%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	8,000,000	8,611,224
SPECIALTY RETAIL — 0.56%
Advance Auto Parts, Inc., 4.50% due 1/15/2022	BBB-/Baa3	6,400,000	6,578,490
Best Buy Co., Inc., 7.25% due 7/15/2013	BB/Baa2	3,000,000	3,045,000
Best Buy Co., Inc., 3.75% due 3/15/2016	BB/Baa2	8,000,000	8,000,000

			26,234,714

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.55%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.55%
KLA Tencor Corp., 6.90% due 5/1/2018	BBB/Baa1	14,314,000	17,159,709

			17,159,709

SOFTWARE & SERVICES — 0.72%
INFORMATION TECHNOLOGY SERVICES — 0.33%
Computer Sciences Corp., 6.50% due 3/15/2018	BBB/Baa2	6,075,000	7,044,685
Electronic Data Systems Corp., 6.00% due 8/1/2013	BBB+/Baa1	1,000,000	1,017,188
SAIC, Inc., 4.45% due 12/1/2020	A-/A3	2,000,000	2,138,034
SOFTWARE — 0.39%
BMC Software, Inc., 4.50% due 12/1/2022	BBB+/Baa2	12,000,000	12,232,320

			22,432,227

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 1.74%
COMMUNICATIONS EQUIPMENT — 0.48%
[c] Ericsson LM, 4.125% due 5/15/2022	BBB+/A3	$14,300,000	$14,868,439
COMPUTERS & PERIPHERALS — 0.56%
Hewlett-Packard Co., 3.30% due 12/9/2016	BBB+/Baa1	2,000,000	2,082,866
Hewlett-Packard Co., 2.60% due 9/15/2017	BBB+/Baa1	3,000,000	3,023,262
Lexmark International, Inc., 5.125% due 3/15/2020	BBB-/Baa3	12,000,000	12,292,272
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.70%
Arrow Electronics, Inc., 3.00% due 3/1/2018	BBB-/Baa3	2,000,000	2,017,726
Avnet, Inc., 4.875% due 12/1/2022	BBB-/Baa3	15,000,000	15,556,125
Tech Data Corp., 3.75% due 9/21/2017	BBB-/Baa3	4,000,000	4,166,164

			54,006,854

TELECOMMUNICATION SERVICES — 3.45%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.66%
[c] France Telecom, 5.375% due 7/8/2019	A-/A3	10,000,000	11,679,080
[a,b] Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa1	3,858,482	4,205,745
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A-/NR	3,000,000	4,044,423
[a,c] Oi S.A., 5.75% due 2/10/2022	BBB-/Baa3	5,000,000	5,225,000
[a,c] Qtel International Finance Ltd., 6.50% due 6/10/2014	A/A2	1,000,000	1,062,900
[a,c] Qtel International Finance Ltd., 3.375% due 10/14/2016	A/A2	500,000	526,750
Qwest Corp., 6.75% due 12/1/2021	BBB-/Baa3	3,000,000	3,454,182
[c] Telecom Italia Capital SA, 6.175% due 6/18/2014	BBB/Baa3	3,000,000	3,138,510
[c] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	10,000,000	11,090,690
[a,c] Vivendi SA, 2.40% due 4/10/2015	BBB/Baa2	2,000,000	2,039,442
[a,c] Vivendi SA, 3.45% due 1/12/2018	BBB/Baa2	5,000,000	5,176,500
WIRELESS TELECOMMUNICATION SERVICES — 1.79%
[c] America Movil S.A.B. de C.V., 2.375% due 9/8/2016	A-/A2	2,500,000	2,571,680
[c] America Movil S.A.B. de C.V., 5.00% due 10/16/2019	A-/A2	5,000,000	5,670,370
[a] Crown Castle Towers LLC, 6.113% due 1/15/2040	NR/A2	4,395,000	5,376,830
[a] Crown Castle Towers LLC, 5.495% due 1/15/2037	NR/A2	8,220,000	9,409,204
[a] Richland Towers, 4.606% due 3/15/2041	NR/NR	2,429,888	2,613,259
[a] SBA Tower Trust, 4.254% due 4/15/2040	NR/A2	14,225,000	15,051,985
[a] SBA Tower Trust, 5.101% due 4/15/2042	NR/A2	2,305,000	2,592,540
[a] Unison Ground Lease Funding LLC, 6.392% due 4/15/2040	NR/NR	8,540,000	9,802,408
[a] Unison Ground Lease Funding LLC, 5.349% due 4/15/2040	NR/NR	2,470,000	2,675,432

			107,406,930

TRANSPORTATION — 1.65%
AIR FREIGHT & LOGISTICS — 0.15%
FedEx Corp., 8.76% due 5/22/2015	BBB/A3	457,256	485,834
[a] FedEx Corp., 2.625% due 1/15/2018	BBB/A3	4,129,748	4,223,170
AIRLINES — 0.30%
[a,c] BAA Funding Ltd., 2.50% due 6/25/2017	A-/NR	5,000,000	5,148,450
[b,c] Iberbond plc, 4.826% due 12/24/2017	NR/Baa3	4,063,424	4,032,949
ROAD & RAIL — 1.20%
[a,c] Asciano Finance, 5.00% due 4/7/2018	BBB-/Baa2	2,000,000	2,194,084
[a,c] Asciano Finance, 4.625% due 9/23/2020	BBB-/Baa2	5,830,000	6,187,402
[a,c] Asciano Finance, 3.125% due 9/23/2015	BBB-/Baa2	3,000,000	3,090,831
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 3.75% due 5/11/2017	BBB-/Baa3	9,970,000	10,680,732
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 2.50% due 3/15/2016	BBB-/Baa3	6,000,000	6,145,536
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 2.875% due 7/17/2018	BBB-/Baa3	3,000,000	3,059,082

Certified Semi-Annual Report     25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 4.25% due 1/17/2023	BBB-/Baa3	$3,000,000	$3,021,609
Ryder System, Inc., 3.50% due 6/1/2017	BBB/Baa1	2,885,000	3,086,119

			51,355,798

UTILITIES — 4.77%
ELECTRIC UTILITIES — 2.78%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A/A1	2,000,000	2,122,730
[a,c] E.ON International Finance BV, 5.80% due 4/30/2018	A-/A3	2,000,000	2,389,500
[a,c] Electricite de France SA, 5.50% due 1/26/2014	A+/Aa3	1,250,000	1,298,261
Empire District Electric Co., 4.65% due 6/1/2020	A-/A3	3,000,000	3,268,491
[a,c] Enel Finance International S.A., 6.25% due 9/15/2017	BBB+/Baa2	9,500,000	10,602,665
Entergy Louisiana LLC, 4.80% due 5/1/2021	A-/A3	4,300,000	4,914,784
Entergy Texas, Inc., 7.125% due 2/1/2019	A-/Baa2	2,000,000	2,479,654
Entergy Texas, Inc., 3.60% due 6/1/2015	A-/Baa2	3,000,000	3,159,969
[a] Great River Energy, 5.829% due 7/1/2017	A-/Baa1	2,531,705	2,747,933
Gulf Power Co., 4.35% due 7/15/2013	A/A3	925,000	934,447
[a,c] Iberdrola Finance Ireland Ltd., 3.80% due 9/11/2014	BBB/Baa1	6,000,000	6,178,080
Idaho Power Corp., 6.025% due 7/15/2018	A-/A2	1,000,000	1,217,346
[a] Kincaid Generation LLC, 7.33% due 6/15/2020	BBB-/Ba1	6,953,275	7,828,945
[a,c] Korea East-West Power Co., 2.50% due 7/16/2017	A+/A1	5,000,000	5,136,380
[a,c] Korea Southern Power Co., 5.375% due 4/18/2013	A+/A1	1,000,000	1,001,741
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB-/Baa2	2,250,000	2,889,536
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/Baa1	4,785,000	5,375,660
MP Environmental, 4.982% due 7/15/2016	AAA/Aaa	1,129,505	1,159,557
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB-/Baa3	3,000,000	3,355,905
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A3	11,732,000	13,303,595
[a] Steelriver Transmission Co. LLC, 4.71% due 6/30/2017	NR/Baa2	3,606,903	3,803,630
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	1,000,000	1,283,963
GAS UTILITIES — 0.51%
[a,c] APT Pipelines Ltd., 3.875% due 10/11/2022	BBB/Baa2	10,500,000	10,436,118
[a] Southern Star Central Gas Pipeline, Inc., 6.00% due 6/1/2016	BBB-/Baa3	5,000,000	5,536,050
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.26%
[a] Midland Cogen Venture, 6.00% due 3/15/2025	BBB-/NR	7,655,856	7,982,066
MULTI-UTILITIES — 1.22%
Black Hills Corp., 5.875% due 7/15/2020	BBB-/Baa3	5,000,000	5,806,510
[a] Enogex, LLC, 6.875% due 7/15/2014	BBB-/Baa3	4,000,000	4,211,848
[a] Enogex, LLC, 6.25% due 3/15/2020	BBB-/Baa3	3,640,000	4,118,664
[a,c] GDF Suez, 1.625% due 10/10/2017	A/A1	3,000,000	3,015,510
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A3	10,000,000	11,590,190
Scana Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,100,508
[a,c] Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013	A-/A3	5,000,000	5,087,500
Union Electric Co., 4.65% due 10/1/2013	A-/A3	2,000,000	2,031,876

			148,369,612

TOTAL CORPORATE BONDS (Cost $1,507,104,190)			1,580,121,776

CONVERTIBLE BONDS — 1.44%
DIVERSIFIED FINANCIALS — 0.79%
CAPITAL MARKETS — 0.79%
Apollo Investment Corp., 5.75% due 1/15/2016	BBB/NR	6,275,000	6,667,187
[a] Prospect Capital Corp., 5.75% due 3/15/2018	BBB/NR	17,298,000	17,935,864

			24,603,051

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
REAL ESTATE — 0.65%
REAL ESTATE INVESTMENT TRUSTS — 0.65%
[a] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	$20,000,000	$20,037,500

			20,037,500

TOTAL CONVERTIBLE BONDS (Cost $43,413,071)			44,640,551

MUNICIPAL BONDS — 5.84%
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018	A/A1	5,000,000	5,586,300
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	BBB+/A1	2,205,000	2,222,221
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re/FGIC)	BBB+/A1	3,270,000	3,460,903
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019	AA-/NR	2,110,000	2,406,476
California Health Facilities Financing Authority, 6.76% due 2/1/2019	A/NR	3,905,000	4,500,122
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,408,040
Camden County New Jersey, 5.47% due 7/1/2018	A+/A2	2,140,000	2,399,133
Camden County New Jersey, 5.62% due 7/1/2019	A+/A2	3,025,000	3,413,259
Carson California Redevelopment Agency, 4.511% due 10/1/2016	A-/NR	5,000,000	5,030,950
City of North Little Rock Arkansas, 3.562% due 7/1/2022 (Insured: AGM)	AA-/NR	8,185,000	8,187,210
City of Riverside California, 5.61% due 8/1/2017	A/Aa2	2,000,000	2,277,580
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	BBB-/NR	200,000	200,164
Connecticut Housing Finance Authority, 5.071% due 11/15/2019	AAA/Aaa	3,255,000	3,405,446
Florida State Board of Education, 3.60% due 6/1/2015	AAA/Aa1	3,000,000	3,201,120
Fort Collins Colorado Electric Utility, 4.92% due 12/1/2020	AA-/NR	2,250,000	2,477,632
Illinois Finance Authority, 5.629% due 7/1/2016 (Insured: Syncora)	AA-/NR	1,425,000	1,491,077
Irvine Ranch Water District Joint Powers Agency, 2.388% due 3/15/2014	A-/NR	13,935,000	13,965,239
JobsOhio Beverage System, 2.217% due 1/1/2019 (Liquor Enterprise)	AA/A2	11,345,000	11,496,683
Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Teachers’ Retirement System)	A+/Aa3	3,000,000	3,044,850
Los Angeles California Department of Airports, 5.175% due 5/15/2017	AA-/A1	4,000,000	4,535,960
Los Angeles California Municipal Improvement Corp. (Build America Bonds), 6.165% due 11/1/2020	A+/A3	10,000,000	11,603,800
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020	AA-/A1	3,000,000	3,353,460
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	AA-/A3	1,390,000	1,391,612
Maine Finance Authority, 4.55% due 10/1/2014	A/NR	750,000	772,620
Menomonee Falls Wisconsin GO, 4.25% due 11/1/2014	NR/Aa2	3,350,000	3,362,093
[a] Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	AA-/Baa2	870,000	902,906
Mississippi Development Bank, 5.21% due 7/1/2013 (Insured: AGM)	AA-/NR	1,200,000	1,212,888
New York City Transitional Finance Authority, 4.075% due 11/1/2020	AAA/Aa1	2,500,000	2,811,150
New York, New York GO, 3.48% due 10/1/2018	AA/Aa2	3,500,000	3,874,850
Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	4,200,000	4,589,550
Ohio Housing Financing Agency, 5.20% due 9/1/2014 (GNMA/FNMA)	NR/Aaa	490,000	509,517
Oklahoma Development Finance Authority, 8.00% due 5/1/2020	NR/NR	8,500,000	8,474,585
Orleans Parish Louisiana School Board GO, 4.40% due 2/1/2021	AA-/A2	10,000,000	10,927,600
Port St. Lucie Florida, 4.457% due 9/1/2014 (Wyndcrest)	A/Aa3	1,470,000	1,499,841
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	A-/NR	2,250,000	2,348,302
San Bernardino County California San Sevaine Redevelopment Agency, 7.135% due 9/1/2020	BBB/NR	1,840,000	1,964,770
San Francisco California City and County Redevelopment Financing Authority, 8.00% due 8/1/2019	A/Ba1	6,500,000	7,410,325
San Jose California Redevelopment Agency, 3.447% due 8/1/2013	A/Ba1	1,000,000	1,005,750
San Jose California Redevelopment Agency, 4.281% due 8/1/2014	A/Ba1	750,000	772,215

Certified Semi-Annual Report     27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2013 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
San Luis Obispo County California, 7.45% due 9/1/2019	AA-/NR	$3,950,000	$4,813,470
San Marcos California Redevelopment Agency, 6.125% due 10/1/2018	AA-/NR	5,000,000	5,431,800
Tampa-Hillsborough County Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A-/A3	2,000,000	2,001,940
Tampa-Hillsborough County Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A-/A3	2,500,000	2,510,050
Tampa-Hillsborough County Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A-/A3	1,750,000	1,751,208
Victor, New York, 9.20% due 5/1/2014	NR/NR	255,000	260,358
Wallenpaupack Pennsylvania Area School District GO, (State Aid Withholding), 3.80% due 9/1/2019	AA-/NR	3,000,000	3,154,140
Wallenpaupack Pennsylvania Area School District GO, (State Aid Withholding), 4.00% due 9/1/2020	AA-/NR	2,750,000	2,896,190
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	1,325,000	1,312,850
Yuba California Levee Financing Authority, 6.375% due 9/1/2021	AA-/NR	1,000,000	1,078,170

TOTAL MUNICIPAL BONDS (Cost $170,862,748)			181,708,375

SHORT TERM INVESTMENTS — 6.87%
AT&T, Inc., 0.51% due 7/22/2013	NR/NR	25,000,000	24,960,333
Bank of New York Tri-Party Repurchase Agreement 0.36% dated 3/28/2013 due 4/1/2013, repurchase price $91,003,640 collateralized by 18 U.S. Government debt securities and 23 corporate debt securities, having an average coupon of 3.94%, a minimum credit rating of BBB-, maturity dates from 7/5/2016 to 2/1/2043, and having an aggregate market value of $97,067,332 at 3/28/2013	NR/NR	91,000,000	91,000,000
Consolidated Edison Co. of New York, Inc., 0.26% due 4/3/2013	NR/NR	39,000,000	38,999,437
Consolidated Edison Co. of New York, Inc., 0.26% due 4/1/2013	NR/NR	15,000,000	15,000,000
Wisconsin Gas Co., 0.22% due 4/1/2013	NR/NR	43,700,000	43,700,000

TOTAL SHORT TERM INVESTMENTS (Cost $213,659,770)			213,659,770

TOTAL INVESTMENTS — 98.09% (Cost $2,948,722,785)			$3,050,406,984
OTHER ASSETS LESS LIABILITIES — 1.91%			59,540,378

NET ASSETS — 100.00%			$3,109,947,362

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, the aggregate value of these securities in the Fund’s portfolio was $1,219,468,667, representing 39.21% of the Fund’s net assets.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

Certified Semi-Annual Report    29

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $369,540,043 and $2,948,722,785) (Note 2)	$380,339,957	$3,050,406,984
Cash	17,611,222	26,261,263
Receivable for investments sold	—	710,797
Receivable for fund shares sold	656,100	26,202,558
Dividend and interest reclaim receivable	—	66,089
Interest receivable	1,713,112	21,718,614
Prepaid expenses and other assets	192,584	170,896

Total Assets	400,512,975	3,125,537,201

LIABILITIES
Payable for fund shares redeemed	1,412,319	12,788,675
Payable to investment advisor and other affiliates (Note 3)	249,955	1,760,750
Dividends payable	176,623	1,040,414

Total Liabilities	1,838,897	15,589,839

NET ASSETS	$398,674,078	$3,109,947,362

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,308,825)	$(2,943,845)
Net unrealized appreciation on investments	10,799,914	101,684,199
Accumulated net realized gain (loss)	(2,876,744)	19,570,174
Net capital paid in on shares of beneficial interest	393,059,733	2,991,636,834

	$398,674,078	$3,109,947,362

30    Certified Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($196,058,801 and $1,139,504,256 applicable to 14,349,194 and 82,869,437 shares of beneficial interest outstanding - Note 4)	$13.66	$13.75
Maximum sales charge, 1.50% of offering price	0.21	0.21

Maximum offering price per share	$13.87	$13.96

Class B Shares:
Net asset value per share* ($2,276,519 applicable to 167,000 shares of beneficial interest outstanding - Note 4)	$13.63	$—

Class C Shares:
Net asset value and offering price per share* ($91,836,349 and $672,165,551 applicable to 6,680,790 and 48,963,009 shares of beneficial interest outstanding - Note 4)	$13.75	$13.73

Class I Shares:
Net asset value, offering and redemption price per share ($92,217,068 and $1,212,295,184 applicable to 6,749,330 and 88,147,360 shares of beneficial interest outstanding - Note 4)	$13.66	$13.75

Class R3 Shares:
Net asset value, offering and redemption price per share ($16,115,743 and $ 81,747,320 applicable to 1,178,761 and 5,940,669 shares of beneficial interest outstanding - Note 4)	$13.67	$13.76

Class R5 Shares:
Net asset value, offering and redemption price per share ($169,598 and $4,235,051 applicable to 12,412 and 307,989 shares of beneficial interest outstanding - Note 4)	$13.66	$13.75

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    31

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2013 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME
Interest income (net of premium amortized of $761,277 and $5,406,453 and net of paydown losses of $1,385,950 and $1,075,600, respectively)	$5,042,075	$48,535,532

EXPENSES
Investment advisory fees (Note 3)	792,058	5,530,545
Administration fees (Note 3)
Class A Shares	130,106	694,961
Class B Shares	1,885	—
Class C Shares	61,876	398,820
Class I Shares	24,025	276,179
Class R3 Shares	9,911	47,997
Class R5 Shares	71	683
Distribution and service fees (Note 3)
Class A Shares	260,211	1,389,921
Class B Shares	14,948	—
Class C Shares	248,415	1,611,861
Class R3 Shares	39,661	191,968
Transfer agent fees
Class A Shares	73,617	429,210
Class B Shares	3,575	—
Class C Shares	42,905	208,841
Class I Shares	24,452	307,259
Class R3 Shares	6,225	23,396
Class R5 Shares	1,514	1,520
Registration and filing fees
Class A Shares	13,097	34,072
Class B Shares	8,446	—
Class C Shares	10,457	20,128
Class I Shares	13,677	46,207
Class R3 Shares	9,263	10,876
Class R5 Shares	10,016	10,928
Custodian fees (Note 3)	45,882	157,321
Professional fees	21,123	38,143
Accounting fees	7,950	40,610
Trustee fees	7,522	52,375
Other expenses	25,054	185,734

Total Expenses	1,907,942	11,709,555
Less:
Expenses reimbursed by investment advisor (Note 3)	(32,288)	(60,778)
Fees paid indirectly (Note 3)	(4,796)	(2,168)

Net Expenses	1,870,858	11,646,609

Net Investment Income	$3,171,217	$36,888,923

32    Certified Semi-Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2013 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$353,532	$22,360,780
Net change in unrealized appreciation (depreciation) on investments	(3,792,608)	(1,376,943)

Net Realized and Unrealized Gain (Loss)	(3,439,076)	20,983,837

Net Increase (Decrease) in Net Assets Resulting from Operations	$(267,859)	$57,872,760

See notes to financial statements.

Certified Semi-Annual Report    33

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,171,217	$7,694,029
Net realized gain (loss) on investments	353,532	603,821
Net unrealized appreciation (depreciation) on investments	(3,792,608)	1,453,008

Net Increase (Decrease) in Net Assets Resulting from Operations	(267,859)	9,750,858

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,826,654)	(5,424,214)
Class B Shares	(20,213)	(48,104)
Class C Shares	(1,207,361)	(2,366,058)
Class I Shares	(1,461,532)	(2,792,566)
Class R3 Shares	(206,056)	(373,741)
Class R5 Shares	(4,178)	(1,030)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(15,739,584)	12,467,979
Class B Shares	(1,132,344)	(899,839)
Class C Shares	(9,548,402)	2,899,499
Class I Shares	(4,527,906)	15,374,578
Class R3 Shares	852,973	2,769,576
Class R5 Shares	(125,142)	297,969

Net Increase (Decrease) in Net Assets	(36,214,258)	31,654,907

NET ASSETS
Beginning of Period	434,888,336	403,233,429

End of Period	$398,674,078	$434,888,336

Undistributed net investment income	$—	$245,952

*	Unaudited

See notes to financial statements.

34    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$36,888,923	$61,416,905
Net realized gain (loss) on investments	22,360,780	12,965,543
Net unrealized appreciation (depreciation) on investments	(1,376,943)	73,342,069

Net Increase (Decrease) in Net Assets Resulting from Operations	57,872,760	147,724,517

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(14,644,404)	(25,172,276)
Class C Shares	(7,622,862)	(13,689,646)
Class I Shares	(16,424,133)	(24,360,205)
Class R3 Shares	(963,506)	(1,669,104)
Class R5 Shares	(38,018)	(1,939)
From realized gains
Class A Shares	(4,830,257)	(4,404,576)
Class C Shares	(2,753,549)	(2,727,096)
Class I Shares	(4,644,607)	(3,486,977)
Class R3 Shares	(328,154)	(237,575)
Class R5 Shares	(7,863)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	88,469,519	442,203,183
Class C Shares	66,629,309	221,399,070
Class I Shares	197,623,563	538,081,197
Class R3 Shares	8,222,963	41,267,790
Class R5 Shares	2,903,378	1,312,866

Net Increase in Net Assets	369,464,139	1,316,239,229

NET ASSETS
Beginning of Period	2,740,483,223	1,424,243,994

End of Period	$3,109,947,362	$2,740,483,223

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report     35

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), collectively the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has six classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3” and “Class R5”). The Fund no longer offers Class B shares for sale. The Income Fund currently offers five classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3” and “Class R5”). Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Funds’ Trustees of the Trust (the “Trustees”) have authorized employees of the Funds’ investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Funds’ investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees. In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Funds upon a sale of the investment, and that difference could be material to the Funds’ financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Funds have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Funds are valued at evaluated prices determined by the pricing

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Funds, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Funds may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Account Standards Board, (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable valuation inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect the Funds’ assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The inputs or methodologies used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Funds’ investments. These inputs are summarized according to the three-level hierarchy listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Funds’ own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

Certified Semi-Annual Report     37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s net investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$36,308,433	$36,308,433	$—	$—
U.S. Government Agencies	88,509,358	—	85,691,786	2,817,572
Mortgage Backed	245,522,166	—	245,522,166	—
Short Term Investments	10,000,000	—	10,000,000	—

Total Investments in Securities	$380,339,957	$36,308,433	$341,213,952	$2,817,572

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at March 31, 2013.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2013.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2013 is as follows:

	U.S. Government Agencies	Total
Beginning Balance 9/30/2012	$2,946,080	$2,946,080
Accrued Discounts (Premiums)	1,538	1,538
Net Realized Gain (Loss)(a)	914	914
Gross Purchases	—	—
Gross Sales	(68,056)	(68,056)
Change in Unrealized Appreciation
(Depreciation)(b)	(62,904)	(62,904)
Transfers into Level 3(c)	—	—
Transfers out of Level 3(c)	—	—

Ending Balance 3/31/2013(d)	$2,817,572	$2,817,572

(a)	Total amount of net realized gain (loss) from investments recognized in the net increase in assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.
(b)	Total amount of net change in unrealized appreciation (depreciation) on investments recognized in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.
(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2013. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 0.71% of total Net Assets at the six months ended March 31, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s net investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$20,150,899	$20,150,899	$—	$—
U.S. Government Agencies	258,062,364	—	217,245,430	40,816,934
Other Government	102,986,744	—	102,986,744	—
Mortgage Backed	270,196,076	—	270,196,076	—
Asset Backed Securities	378,880,429	—	338,778,929	40,101,500
Corporate Bonds	1,580,121,776	—	1,571,883,082	8,238,694
Convertible Bonds	44,640,551	—	44,640,551	—
Municipal Bonds	181,708,375	—	181,708,375	—
Short Term Investments	213,659,770	—	213,659,770	—

Total Investments in Securities	$3,050,406,984	$20,150,899	$2,941,098,957	$89,157,128

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at March 31, 2013.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2013.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2013 is as follows:

	Asset Backed Securities	Corporate Bonds	Other Government	Municipal Bonds	Total
Beginning Balance 9/30/2012	$13,715,411	$33,987,735	$27,214,342	$1,019,153	$75,936,641
Accrued Discounts (Premiums)	13,535	10,217	(15,899)	—	7,853
Net Realized Gain (Loss)(a)	49,774	(16,367)	26,797		60,204
Gross Purchases	36,208,766	—	35,181,549	—	71,390,315
Gross Sales	(322,388)	(1,623,600)	(3,386,052)	—	(5,332,040)
Change in Unrealized Appreciation
(Depreciation)(b)	498,902	102,041	(196,303)	—	404,640
Transfers into Level 3(c)	—	—	—	—	—
Transfers out of Level 3(c)	(10,062,500)	(24,221,332)	(18,007,500)	(1,019,153)	(53,310,485)

Ending Balance 3/31/2013(d)	$40,101,500	$8,238,694	$40,816,934	$—	$89,157,128

(a)	Total amount of net realized gain (loss) from investments recognized in the net increase in assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.
(b)	Total amount of net change in unrealized appreciation (depreciation) on investments recognized in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.

Certified Semi-Annual Report     39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2013. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 2.87% of total Net Assets at the six months ended March 31, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $869 for the Class B shares, $20,168 for the Class R3 shares, and $11,251 for the Class R5 shares of the Government Fund and $51,203 for the Class R3 shares and $9,575 for the Class R5 shares of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Funds that they earned net commissions aggregating $849 from the sale of Class A shares of the Government Fund and $5,892 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $4,563 and $44,963 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class B, Class C, Class I, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statements of Operations.

Certified Semi-Annual Report     41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the six months ended March 31, 2013, fees paid indirectly were $4,796 for the Government Fund and $2,168 for the Income Fund.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,675,230	$36,886,118	5,047,470	$69,868,966
Shares issued to shareholders in reinvestment of dividends	160,804	2,210,773	295,188	4,086,639
Shares repurchased	(3,983,813)	(54,836,475)	(4,443,689)	(61,487,626)

Net increase (decrease)	(1,147,779)	$(15,739,584)	898,969	$12,467,979

Class B Shares
Shares sold	30,862	$424,972	57,885	$800,862
Shares issued to shareholders in reinvestment of dividends	1,426	19,584	2,898	40,033
Shares repurchased	(114,988)	(1,576,900)	(126,040)	(1,740,734)

Net increase (decrease)	(82,700)	$(1,132,344)	(65,257)	$(899,839)

Class C Shares
Shares sold	849,923	$11,777,559	2,770,702	$38,593,798
Shares issued to shareholders in reinvestment of dividends	71,353	987,172	131,511	1,831,613
Shares repurchased	(1,613,419)	(22,313,133)	(2,695,423)	(37,525,912)

Net increase (decrease)	(692,143)	$(9,548,402)	206,790	$2,899,499

Class I Shares
Shares sold	1,578,580	$21,713,372	5,010,466	$69,361,668
Shares issued to shareholders in reinvestment of dividends	80,958	1,112,911	155,056	2,146,620
Shares repurchased	(1,990,616)	(27,354,189)	(4,056,310)	(56,133,710)

Net increase (decrease)	(331,078)	$(4,527,906)	1,109,212	$15,374,578

Class R3 Shares
Shares sold	333,358	$4,588,470	691,586	$9,580,609
Shares issued to shareholders in reinvestment of dividends	14,209	195,416	25,564	354,172
Shares repurchased	(285,630)	(3,930,913)	(516,999)	(7,165,205)

Net increase (decrease)	61,937	$852,973	200,151	$2,769,576

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	2,157	$29,713	21,925	$302,955
Shares issued to shareholders in reinvestment of dividends	305	4,186	74	1,030
Shares repurchased	(11,613)	(159,041)	(436)	(6,016)

Net increase (decrease)	(9,151)	$(125,142)	21,563	$297,969

* Effective date of this share Class was May 1, 2012.

INCOME FUND
Class A Shares
Shares sold	21,203,269	$291,200,679	47,057,811	$631,127,101
Shares issued to shareholders in reinvestment of dividends	1,232,779	16,926,796	1,838,883	24,670,726
Shares repurchased	(16,006,467)	(219,657,956)	(15,896,424)	(213,594,644)

Net increase (decrease)	6,429,581	$88,469,519	33,000,270	$442,203,183

Class C Shares
Shares sold	9,534,360	$130,742,347	21,374,155	$286,302,664
Shares issued to shareholders in reinvestment of dividends	632,067	8,665,130	971,990	13,011,563
Shares repurchased	(5,309,589)	(72,778,168)	(5,818,601)	(77,915,157)

Net increase (decrease)	4,856,838	$66,629,309	16,527,544	$221,399,070

Class I Shares
Shares sold	27,722,354	$380,711,548	53,493,565	$718,064,995
Shares issued to shareholders in reinvestment of dividends	1,253,320	17,216,172	1,617,644	21,734,746
Shares repurchased	(14,587,287)	(200,304,157)	(15,023,845)	(201,718,544)

Net increase (decrease)	14,388,387	$197,623,563	40,087,364	$538,081,197

Class R3 Shares
Shares sold	1,406,515	$19,333,563	4,091,469	$54,734,839
Shares issued to shareholders in reinvestment of dividends	91,111	1,251,974	136,421	1,833,436
Shares repurchased	(899,705)	(12,362,574)	(1,137,089)	(15,300,485)

Net increase (decrease)	597,921	$8,222,963	3,090,801	$41,267,790

Class R5 Shares*
Shares sold	220,424	$3,023,490	96,188	$1,310,927
Shares issued to shareholders in reinvestment of dividends	3,322	45,617	141	1,939
Shares repurchased	(12,086)	(165,729)	—	—

Net increase (decrease)	211,660	$2,903,378	96,329	$1,312,866

*	Effective date of this share Class was May 1, 2012.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $28,594,792 and $10,822,422, respectively, while the Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $738,345,298 and $493,049,489, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$369,540,043	$2,948,722,785

Gross unrealized appreciation on a tax basis	$11,752,662	$109,211,624
Gross unrealized depreciation on a tax basis	(952,748)	(7,527,425)

Net unrealized appreciation (depreciation) on investments (tax basis)	$10,799,914	$101,684,199

At March 31, 2013, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $1,965,636. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Government Fund had cumulative tax basis capital losses of $1,141,175, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occured in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At March 31, 2013, the Government Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire as follows:

2018	$17,316
2019	106,151

$123,467

OTHER NOTES:

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk and, in the case of Income Fund, the risks associated with investments in non-U.S. issuers. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

44    Certified Semi-Annual Report

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Certified Semi-Annual Report     45

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$13.86	0.10	(0.11)	(0.01)	(0.19)	—	(0.19)	$13.66	1.51	(d)	0.88	(d)	0.88	(d)	0.88	(d)	(0.10)	2.77	$196,059
2012(c)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
2011(c)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42		0.90		0.89		0.90		2.66	14.62	$202,910
2010(c)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81		0.93		0.92		0.93		4.69	16.01	$189,465
2009(c)	$13.26	0.41	0.54	0.95	(0.43)	—	(0.43)	$13.78	3.04		0.94		0.93		0.94		7.21	39.42	$142,872
2008(c)	$12.97	0.45	0.29	0.74	(0.45)	—	(0.45)	$13.26	3.39		0.95		0.93		0.95		5.75	19.61	$123,625
Class B Shares
2013(b)	$13.83	0.01	(0.12)	(0.11)	(0.09)	—	(0.09)	$13.63	0.12	(d)	2.28	(d)	2.28	(d)	2.34	(d)	(0.81)	2.77	$2,277
2012	$13.87	0.06	0.06	0.12	(0.16)	—	(0.16)	$13.83	0.42		2.26		2.25		2.26		0.90	9.89	$3,452
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13		2.20		2.19		2.20		1.33	14.62	$4,368
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65		2.11		2.11		2.11		3.46	16.01	$5,215
2009	$13.23	0.27	0.53	0.80	(0.28)	—	(0.28)	$13.75	1.96		2.01		2.01		2.04		6.08	39.42	$5,950
2008	$12.94	0.28	0.28	0.56	(0.27)	—	(0.27)	$13.23	2.08		2.26		2.25		2.26		4.37	19.61	$5,147
Class C Shares
2013(b)	$13.94	0.08	(0.10)	(0.02)	(0.17)	—	(0.17)	$13.75	1.23	(d)	1.16	(d)	1.16	(d)	1.16	(d)	(0.16)	2.77	$91,836
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15		1.17		1.16		1.17		2.31	14.62	$100,212
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53		1.21		1.20		1.71		4.39	16.01	$99,430
2009	$13.34	0.37	0.55	0.92	(0.39)	—	(0.39)	$13.87	2.74		1.22		1.21		1.72		6.97	39.42	$80,039
2008	$13.04	0.41	0.30	0.71	(0.41)	—	(0.41)	$13.34	3.10		1.24		1.22		1.75		5.51	19.61	$63,998
Class I Shares
2013(b)	$13.86	0.13	(0.12)	0.01	(0.21)	—	(0.21)	$13.66	1.83	(d)	0.56	(d)	0.55	(d)	0.56	(d)	0.06	2.77	$92,217
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71		0.57		0.57		0.57		2.99	14.62	$82,994
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09		0.60		0.59		0.60		5.03	16.01	$55,398
2009	$13.26	0.45	0.53	0.98	(0.46)	—	(0.46)	$13.78	3.31		0.66		0.66		0.67		7.51	39.42	$24,887
2008	$12.97	0.49	0.29	0.78	(0.49)	—	(0.49)	$13.26	3.68		0.66		0.64		0.67		6.06	19.61	$21,275
Class R3 Shares
2013(b)	$13.87	0.10	(0.12)	(0.02)	(0.18)	—	(0.18)	$13.67	1.39	(d)	0.99	(d)	0.99	(d)	1.25	(d)	(0.16)	2.77	$16,116
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33		1.00		0.99		1.32		2.56	14.62	$12,749
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73		0.99		0.99		1.31		4.62	16.01	$12,631
2009	$13.27	0.41	0.53	0.94	(0.42)	—	(0.42)	$13.79	3.00		1.00		0.99		1.40		7.15	39.42	$7,625
2008	$12.97	0.44	0.30	0.74	(0.44)	—	(0.44)	$13.27	3.33		1.01		0.99		1.47		5.77	19.61	$6,367
Class R5 Shares
2013(b)	$13.85	0.12	(0.11)	0.01	(0.20)	—	(0.20)	$13.66	1.72	(d)	0.67	(d)	0.67	(d)	8.58	(d)(e)	0.08	2.77	$169
2012(f)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(d)	0.68	(d)	0.67	(d)	44.86	(d)(e)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this Class of shares was May 1, 2012.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

46 Certified Semi-Annual Report	Certified Semi-Annual Report 47

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$13.72	0.17	0.10	0.27	(0.18)	(0.06)	(0.24)	$13.75	2.44	(d)	0.87	(d)	0.87	(d)	0.87	(d)	1.98	18.60	$1,139,504
2012(c)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
2011(c)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44		0.98		0.97		0.98		3.19	24.86	$578,731
2010(c)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88		0.99		0.99		1.01		8.91	16.35	$459,532
2009(c)	$11.92	0.60	0.90	1.50	(0.61)	—	(0.61)	$12.81	5.04		0.99		0.99		1.04		13.05	45.31	$243,141
2008(c)	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.38		0.99		0.99		1.03		0.44	42.84	$134,372
Class C Shares
2013(b)	$13.70	0.15	0.10	0.25	(0.16)	(0.06)	(0.22)	$13.73	2.20	(d)	1.11	(d)	1.11	(d)	1.11	(d)	1.86	18.60	$672,166
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19		1.22		1.22		1.23		2.93	24.86	$366,822
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62		1.24		1.24		1.77		8.64	16.35	$257,869
2009	$11.90	0.57	0.90	1.47	(0.58)	—	(0.58)	$12.79	4.79		1.24		1.24		1.82		12.78	45.31	$117,950
2008	$12.38	0.52	(0.49)	0.03	(0.51)	—	(0.51)	$11.90	4.15		1.24		1.24		1.83		0.18	42.84	$57,114
Class I Shares
2013(b)	$13.73	0.19	0.09	0.28	(0.20)	(0.06)	(0.26)	$13.75	2.78	(d)	0.52	(d)	0.52	(d)	0.52	(d)	2.08	18.60	$1,212,295
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79		0.63		0.63		0.63		3.55	24.86	$448,669
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22		0.64		0.64		0.64		9.20	16.35	$295,433
2009	$11.92	0.64	0.90	1.54	(0.64)	—	(0.64)	$12.82	5.39		0.66		0.66		0.68		13.50	45.31	$146,099
2008	$12.40	0.59	(0.48)	0.11	(0.59)	—	(0.59)	$11.92	4.72		0.66		0.66		0.67		0.77	42.84	$118,222
Class R3 Shares
2013(b)	$13.73	0.16	0.10	0.26	(0.17)	(0.06)	(0.23)	$13.76	2.32	(d)	0.99	(d)	0.99	(d)	1.12	(d)	1.92	18.60	$81,747
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42		0.99		0.99		1.29		3.17	24.86	$30,022
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89		0.99		0.99		1.35		8.90	16.35	$18,767
2009	$11.92	0.61	0.90	1.51	(0.61)	—	(0.61)	$12.82	5.08		0.99		0.99		1.48		13.13	45.31	$10,091
2008	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.42		0.99		0.99		1.52		0.44	42.84	$9,712
Class R5 Shares
2013(b)	$13.72	0.18	0.10	0.28	(0.19)	(0.06)	(0.25)	$13.75	2.61	(d)	0.67	(d)	0.67	(d)	1.37	(d)	2.09	18.60	$4,235
2012(e)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(d)	0.67	(d)	0.67	(d)	25.61	(d)(f)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this Class of shares was May 1, 2012.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

48 Certified Semi-Annual Report	Certified Semi-Annual Report 49

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$999.00	$4.40
Hypothetical*	$1,000.00	$1,020.53	$4.44
Class B Shares
Actual	$1,000.00	$991.90	$11.32
Hypothetical*	$1,000.00	$1,013.57	$11.44
Class C Shares
Actual	$1,000.00	$998.40	$5.77
Hypothetical*	$1,000.00	$1,019.16	$5.83
Class I Shares
Actual	$1,000.00	$1,000.60	$2.76
Hypothetical*	$1,000.00	$1,022.17	$2.79
Class R3 Shares
Actual	$1,000.00	$998.40	$4.93
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R5 Shares
Actual	$1,000.00	$1,000.80	$3.34
Hypothetical*	$1,000.00	$1,021.60	$3.37
Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$1,019.80	$4.37
Hypothetical*	$1,000.00	$1,020.61	$4.37
Class C Shares
Actual	$1,000.00	$1,018.60	$5.59
Hypothetical*	$1,000.00	$1,019.39	$5.59
Class I Shares
Actual	$1,000.00	$1,020.80	$2.64
Hypothetical*	$1,000.00	$1,022.32	$2.64
Class R3 Shares
Actual	$1,000.00	$1,019.20	$4.98
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R5 Shares
Actual	$1,000.00	$1,020.90	$3.37
Hypothetical*	$1,000.00	$1,021.60	$3.37

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.88%; B: 2.28%; C: 1.16%; I: 0.55%; R3: 0.99% R5: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.87%; C: 1.11%; I: 0.52%; R3: 0.99% R5: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

50    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report     51

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
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TH174

Thornburg Investment Management®

Thornburg Strategic Income Fund

Informational Brochure and Semi-Annual Report – March 31, 2013

Includes All Share Classes

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R5	TSRRX	885-216-879

Glossary

Blended Index – The Blended Index is composed of 80% Barclays Aggregate Bond Index and 20% MSCI World Index. The Barclays Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.

Barclays U.S. Universal Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when its issued. The coupon is typically paid semi-annually.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

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IMPORTANT INFORMATION,

CONTINUED

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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THORNBURG STRATEGIC INCOME FUND

Portfolio Manager

Jason Brady, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual operating expenses of Class A shares are 1.33%, as disclosed in the most recent prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, resulting in a net expense ratio of 1.27%. For more detailed information, please see the fund’s prospectus.

Harvesting a Sustainable Yield

Many investors are in need of significant income and typically turn to “high-yield” funds to find notable dividends. The simple yield statistic is potentially quite misleading. At Thornburg Investment Management, we believe we have a better income-generation mousetrap in the form of our Strategic Income Fund, which has a goal of high income, without resorting solely to the below-investment-grade portion of the taxable fixed income universe.

The idea behind this fund is that “high-yield,” in the context of a fund type, is not an investment goal but an asset type. Most taxable high-yield funds are solely focused on below-investment-grade corporate bonds. We believe this focus ultimately makes these funds less flexible and correspondingly less capable of succeeding in multiple investment climates. Below-investment-grade corporate bonds represent less than 2% of the total taxable investment universe. There is no reason to ignore huge chunks of the market merely because they do not have a very low credit quality; in fact, quite the opposite. By sifting through

30-Day Yields, Class A

Unsubsidized, as of March 31, 2013

SEC Yield	5.19%
Annualized Distribution Yield	4.46%

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/19/07)
Without sales charge	10.74%	9.59%	8.90%	8.78%
With sales charge	5.72%	7.91%	7.91%	7.84%
Barclays U.S. Universal Index
(Since 12/19/07)	4.72%	6.01%	5.86%	5.94%
Blended Index (Since 12/19/07)	5.50%	6.37%	5.17%	5.02%

Blended Index: 80% Barclays Aggregate Bond Index and 20% MSCI World Index

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the available choices across many sub-asset classes, we are able to generate an interesting income stream from a variety of different sources. We believe this is likely to lead to a more stable fund with a robust yield.

This is the reason that our Strategic Income Fund has a much larger purview than a typical “high-yield” fund. Though we are currently focused on corporate bonds, that focus is a result of our belief that corporate balance sheets are currently the most attractive bond investment. Given the choice between government bonds, asset-backed bonds (mortgages, commercial mortgage, auto loans, etc.) and corporate bonds, we are skewing towards corporates.

The Thornburg Strategic Income Fund also typically has a smaller allocation to equity securities. As such, the occasional “bond-like” equity, which typically exhibits little growth but relatively strong income generation, is attractive. While adding equities to what is primarily a bond fund can add volatility (which we work hard to mitigate), we can find no good reason why we should ignore an asset class that can potentially be another diverse source of income for the Fund. Thornburg Investment Management has always tried to “go where the value is.” It is a mantra of ours across our Funds, regardless of the asset classes in which we invest.

Key Portfolio Attributes

For the Six Months Ended March 31, 2013

Fixed Income Statistics
Weighted Average Coupon	6.3%
Average Maturity	5.5 yrs
Effective Duration	2.9 yrs
Bond Holdings	260

Equity Statistics
Portfolio P/E (12-mo. trailing)	16.17
Median Market Cap	$2.4 B
Equity & Pref. Equity Holdings	24

Source: FactSet and Thornburg

Portfolio Composition

As of March 31, 2013

Credit Quality Summary

As of March 31, 2013

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Thornburg Strategic Income Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    7

LETTER TO SHAREHOLDERS

April 21, 2013

Dear Fellow Shareholder:

We are very pleased to present the semi-annual report for the Thornburg Strategic Income Fund for the period ended March 31, 2013. The net asset value (NAV) of a Class A share of the Fund increased 15 cents to $12.43 since September 30, 2012. If you were invested for the entire period, you received dividends of 32.0 cents per share. If you reinvested your dividends, you received 32.3 cents per share. Dividends per share were higher for Class I and R5 shares and lower for Class C and R3 shares to account for varying class-specific expenses. In addition, the Fund distributed 14 cents per share of capital gains to all share classes. Please examine the accompanying report for more detailed information.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 5.05% at NAV since September 30, 2012. A blended index of 80% of the Barclays Aggregate Bond Index and 20% of the MSCI World Index produced a 2.11% total return, and the Barclays U.S. Universal Index produced a 0.65% total return over the same time period. These indices reflect no deduction for fees, expenses, or taxes, but also do not fully capture the goals of the Fund. To review, our primary goal is to seek a high level of current income and we do so with a considered risk/reward balance. Total return, including capital appreciation, is a secondary goal. Over the course of the March 31, 2012 to March 31, 2013 time frame, the Fund earned a total return of 10.74% on the Class A shares at NAV.

A relentless appreciation in all risk assets over the past year and half has created a more dangerous market environment with a smaller margin for safety than we have seen in some time. We continue to navigate a volatile environment in both the global fixed income and equity markets. While we believe we are well positioned to continue to pursue the Fund’s goals mentioned above, the market price environment has led us to invest more cautiously over the past six months.

The flexibility we are able to exhibit in pursuing our Fund’s mandate is especially important in the current environment, as many assets have increased in value without regard to their fundamental merits. We have been warning of overvalued markets for some time, and as such perhaps that claim has lost credibility. But while crying “wolf” in income markets has not led to subsequent sightings of canis lupus, underlying global economic actions have not exactly been red meat for those seeking good value. We have continued to experience slow or slowing growth conditions globally, with China downgrading GDP estimates, the International Monetary Fund doing the same, and many of the relative gains in the U.S. coming more from — once again — degrading savings versus spending newfound income. Housing in the U.S. is on the mend, and that is no small matter. However, in places where home prices did not experience an enormous fall in value, prices are also rising. Headlines in Canada and Australia, to name a few locales, are quite reminiscent of those from the U.S. in 2007. So are household debt levels.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual operating expense of Class A shares is 1.33%. Thornburg Investment Management and/ or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, so that net expense ratios, for Class A shares, do not exceed 1.27%. For more detailed information on fund expenses and waivers/reimbursements, please see the fund’s prospectus.

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LETTER TO SHAREHOLDERS,

CONTINUED

This is not to say that the world will experience the same horrendous contraction that it did in 2008. A few of the lessons learned are of considerable importance, namely the importance of liquidity and the innumerable global financial connections that regulators must consider. However, as global central banks are coming on nearly a half-decade of zero-cost money, we have not slain the business cycle. As for credit (quite related), there is a huge differential in its transmission and the appropriateness of zero-percent rates. Financial markets are much quicker to adapt than “Main Street,” and as such, some of the products and bad behaviors that we observed last decade are once again in evidence. No surprise: money’s been cheap for a long time. Meanwhile, for some parts of the world and certainly some parts of the real economy, the zero percent rates in evidence are just beginning to make a difference (e.g. U.S. housing). Central banks need a scalpel, and all they have is a sledgehammer.

With regard to market movements, we are pleased to have participated in a good portion of the “risk on” market rally of the past several years. We feel as though our individual asset selection has also been a significant benefit to shareholders. Going forward, the environment for total returns is not as favorable, yet we believe that the Fund’s wide purview in asset selection and portfolio positioning will continue to allow us to provide our shareholders with what we view as a strong and sustainable income stream. We continue to be pleased with our shorter duration positioning as the self-liquidating nature of those investments affords us flexibility in reinvestment. We are unlikely to be the highest yielding portfolio, but our broad mandate certainly comes in handy in finding the best risk-reward in the marketplace. This has always been the investment style of Thornburg Investment Management, and this Fund is a great beneficiary of that legacy.

Thank you very much for investing in our Funds. We believe that the Thornburg Strategic Income Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA
Portfolio Manager
Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

Summary of Industry Exposure

As of 3/31/13

Energy	10.0%	Food & Staples Retailing	1.3%
Diversified Financials	8.9%	Technology Hardware & Equipment	1.0%
Banks	7.5%	Commercial & Professional Services	0.9%
Utilities	5.4%	Retailing	0.5%
Telecommunication Services	4.3%	Semiconductors & Semiconductor Equipment	0.5%
Capital Goods	4.2%	Media	0.5%
Transportation	3.5%	Other Non-Classified Securities:
Insurance	3.4%	Asset Backed Securities	11.6%
Materials	3.0%	Other Securities	4.4%
Real Estate	2.9%	Municipal Bonds	1.8%
Miscellaneous	2.3%	Other Government	0.5%
Pharmaceuticals, Biotechnology & Life Sciences	2.3%	U.S. Treasury Securities	0.3%
Food, Beverage & Tobacco	1.9%	U.S. Government Agencies	0.2%
Software & Services	1.7%	Mortgage Backed	0.2%
Health Care Equipment & Services	1.7%	Other Assets & Liabilities	11.8%
Consumer Services	1.5%

Summary of Country Exposure

As of 3/31/13

United States	62.2%	Norway	0.5%
Australia	3.5%	Saudi Arabia	0.4%
Mexico	2.5%	Luxembourg	0.4%
United Kingdom	2.4%	Singapore	0.4%
Canada	2.2%	United Arab Emirates	0.3%
Bermuda	1.7%	Ireland	0.3%
Spain	1.6%	South Korea	0.3%
Brazil	1.6%	France	0.2%
Cayman Islands	1.5%	Turkey	0.2%
Netherlands	1.5%	Czech Republic	0.2%
Russia	1.1%	Italy	0.2%
Germany	1.0%	Trinidad and Tobago	0.2%
Japan	0.7%	Switzerland	0.1%
Iceland	0.5%	Other Assets & Liabilities	11.8%
Argentina	0.5%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 4.97%

COMMERCIAL & PROFESSIONAL SERVICES — 0.48%
COMMERCIAL SERVICES & SUPPLIES — 0.48%
Republic Services, Inc.	100,000	$3,300,000

		3,300,000

DIVERSIFIED FINANCIALS — 0.33%
CAPITAL MARKETS — 0.21%
Apollo Investment Corp.	168,060	1,404,982
DIVERSIFIED FINANCIAL SERVICES — 0.12%
KKR Financial Holdings, LLC	73,000	808,110

		2,213,092

ENERGY — 1.89%
ENERGY EQUIPMENT & SERVICES — 0.24%
Seadrill Ltd.	46,100	1,670,911
OIL, GAS & CONSUMABLE FUELS — 1.65%
Eni S.p.A.	58,500	1,314,544
Kinder Morgan, Inc.	87,000	3,365,160
Linn Co., LLC	167,800	6,552,590

		12,903,205

FOOD & STAPLES RETAILING — 0.75%
FOOD & STAPLES RETAILING — 0.75%
Wal-Mart Stores, Inc.	68,300	5,110,889

		5,110,889

INSURANCE — 0.05%
INSURANCE — 0.05%
Swiss Re	4,400	357,821

		357,821

REAL ESTATE — 1.47%
REAL ESTATE INVESTMENT TRUSTS — 1.47%
Annaly Capital Management, Inc.	212,700	3,379,803
Capstead Mtg Corp.	259,027	3,320,726
Chimera Investment Corp.	1,040,000	3,317,600

		10,018,129

TOTAL COMMON STOCK (Cost $31,353,195)		33,903,136

PREFERRED STOCK — 4.80%

BANKS — 3.13%
COMMERCIAL BANKS — 2.67%
Cobank ACB Pfd, 6.25%	50,000	5,349,000
First Niagara Financial Group Pfd, 8.625%	17,732	519,725
GMAC Capital Trust I Pfd, 8.125%	140,000	3,808,000
[a] United Community Bank Pfd, 5.00%	5,000	4,842,350
Wintrust Financial Corp. Pfd, 5.00%	3,500	3,659,915
THRIFTS & MORTGAGE FINANCE — 0.46%
Falcons Funding Trust I Pfd, 8.875%	3,000	3,131,250

		21,310,240

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 0.43%
CONSUMER FINANCE — 0.43%
Ally Financial, Inc. Pfd, 8.50%	110,165	$2,950,219

		2,950,219

ENERGY — 0.78%
OIL, GAS & CONSUMABLE FUELS — 0.78%
[b] Sanchez Energy Corp. Pfd, 4.875%	100,000	5,289,020

		5,289,020

FOOD, BEVERAGE & TOBACCO — 0.07%
FOOD PRODUCTS — 0.07%
H.J. Heinz Finance Co. Pfd, 8.00%	5	511,562

		511,562

MISCELLANEOUS — 0.19%
U.S. GOVERNMENT AGENCIES — 0.19%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,269,375

		1,269,375

REAL ESTATE — 0.20%
REAL ESTATE INVESTMENT TRUSTS — 0.20%
Alexandria Real Estate Pfd, 7.00%	50,000	1,375,000

		1,375,000

TOTAL PREFERRED STOCK (Cost $30,688,107)		32,705,416

ASSET BACKED SECURITIES — 11.63%

COMMERCIAL MTG TRUST — 2.02%
Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	$2,972,043	3,056,983
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.914%, 3/25/2034	156,714	121,204
Commercial Mtg Pass-Through Certificates, Series 2011-FL1 Class B, 3.639%, 7/17/2028	1,163,825	1,181,769
[b] CVS Pass-Through Trust, 9.35%, 1/10/2023	4,605,000	5,248,222
Motel 6 Trust, Series 2012-MTL6 Class C, 3.139%, 10/5/2025	3,000,000	3,019,734
[b] ORES NPL, LLC, Series 2012-LV1 Class A, 4.00%, 9/25/2044	1,146,377	1,150,660

		13,778,572

OTHER ASSET BACKED — 4.48%
[a] Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	5,980,000	6,159,400
[a,b] Concord Funding Co., LLC, 3.92%, 2/15/2015	5,675,000	5,675,000
[a,b] Concord Funding Co., LLC, Series 2012-2 Class B, 4.145%, 1/15/2017	4,000,000	4,001,250
Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	3,038,521
[a,b] JPR Royalty, LLC, 14.00%, 9/1/2020	2,000,000	1,760,000
MIRAMAX, LLC, Series 2011-1A Class A, 6.25%, 10/20/2021	1,224,286	1,288,458
MIRAMAX, LLC, Series 2011-1A Class B, 10.00%, 10/20/2021	1,916,667	1,961,122
[a] Northwind Holdings, LLC Floating Rate Note, 1.067%, 12/1/2037	1,212,500	1,103,375
[b] Richland Towers, 7.87%, 3/15/2041	2,000,000	2,163,872
[c] Trafigura Securitisation Finance plc, Series 2012-1A Class B, 4.203%, 10/15/2015	2,000,000	2,041,528
Westgate Resorts, Series 2012-1 Class C, 11.00%, 9/20/2025	1,273,305	1,320,258

		30,512,784

RESIDENTIAL MTG TRUST — 4.67%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.594%, 12/20/2036	886,303	132,480

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
Banc of America Mtg Securities, Inc., Series 2005-A Class B1 Floating Rate Note, 3.172%, 2/25/2035	$811,552	$65,615
Bayview Financial Acquisition Trust, Series 2005-B Class M3, 0.884%, 4/28/2039	4,000,000	2,854,677
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.492%, 8/25/2033	397,549	327,682
CIT Mtg Loan Trust, Series 2007-1 Class 2A2, 1.454%, 10/25/2037	4,959,079	4,921,864
Countrywide, Series 2005-11 Class AF3, 4.778%, 2/25/2036	749,681	713,538
Countrywide, Series 2006-15 Class A6, 5.627%, 10/25/2046	369,677	333,046
CS First Boston Mtg Securities Co., Series 2005-CF1 Class M1, 0.904%, 3/25/2045	2,750,000	2,519,038
FBR Securitization Trust, Series 2005-2 Class M1, 0.924%, 9/25/2035	3,000,000	2,639,949
FREMF Mtg Trust, Series 2012-K709 Class C, 3.741%, 4/25/2045	3,046,000	3,042,176
FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.80%, 10/25/2044	2,000,000	2,041,529
JPMorgan Mtg Acquisition Corp., Series 2006-CH1 Class A4, 0.342%, 7/25/2036	1,645,000	1,592,131
JPMorgan, Series 2007-CH5 Class A2, 0.254%, 5/25/2037	16,837	16,829
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.575%, 8/25/2034	317,844	203,555
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.524%, 11/25/2035	1,391,004	1,338,172
New Century Home Equity Loan Trust, 0.634%, 6/25/2035	2,000,000	1,889,101
Park Place Securities, Inc., Series 2004- MHQ1 Class M2, 1.329%, 12/25/2034	2,250,000	2,133,218
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.354%, 6/25/2036	1,387,976	1,366,606
Structured Asset Investment Loan Trust, 1.164%, 8/25/2033	1,828,512	1,800,879
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	1,790,246	1,883,760
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.616%, 2/25/2035	322,722	30,894
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.674%, 3/25/2035	278,383	17,684

		31,864,423

STUDENT LOAN — 0.46%
Access Group, Inc., Series 2005-A Class A3, 0.701%, 7/25/2034	4,000,000	3,158,716

		3,158,716

TOTAL ASSET BACKED SECURITIES (Cost $77,372,913)		79,314,495

CORPORATE BONDS — 44.85%

BANKS — 3.01%
COMMERCIAL BANKS — 2.50%
[b,c] Akbank TAS, 3.875%, 10/24/2017	1,500,000	1,528,125
[b,c] Banco Pine SA, 8.75%, 1/6/2017	2,000,000	2,095,000
[b,c] Credit Agricole London, 1.752%, 1/21/2014	1,688,000	1,701,524
[b] Emigrant Bancorp, 6.25%, 6/15/2014	5,000,000	4,808,255
[b,c,d,e] Islandsbanki, 4.41%, 10/15/2008	60,000	17,475
[b,c,d,e] Landsbanki Islands HF, 5.73%, 8/25/2009	175,000	12,688
National City Bank Floating Rate Note, 0.651%, 6/7/2017	1,000,000	988,565
Provident Bank of Maryland, 9.50%, 5/1/2018	1,500,000	1,544,215
[c] Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	2,000,000	2,068,596
[c] Royal Bank of Scotland Group plc, 9.50%, 3/16/2022	2,000,000	2,305,000
THRIFTS & MORTGAGE FINANCE — 0.51%
[b,c] Northern Rock Asset Management plc, 5.625%, 6/22/2017	3,000,000	3,476,625

		20,546,068

CAPITAL GOODS — 4.19%
CONSTRUCTION & ENGINEERING — 0.90%
[b,c] Ausdrill Finance Pty Ltd., 6.875%, 11/1/2019	6,000,000	6,135,000
INDUSTRIAL CONGLOMERATES — 1.20%
[b,c] Hutchison Whampoa International (10) Ltd., 6.00%, 12/31/2049	2,000,000	2,135,000
[b] Nesco, LLC/Holdings Corp., 11.75%, 4/15/2017	1,250,000	1,375,000
Otter Tail Corp., 9.00%, 12/15/2016	4,000,000	4,680,000

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
MACHINERY — 0.15%
Case New Holland, Inc., 7.75%, 9/1/2013	$1,000,000	$1,024,000
TRADING COMPANIES & DISTRIBUTORS — 1.94%
Air Lease Corp., 7.375%, 1/30/2019	2,786,129	3,009,019
[b] Aviation Capital Group, 6.75%, 4/6/2021	2,500,000	2,780,133
[b] Aviation Capital Group, 7.125%, 10/15/2020	1,881,000	2,136,039
[b] International Lease Finance Corp., 6.50%, 9/1/2014	2,000,000	2,130,000
International Lease Finance Corp., 4.875%, 4/1/2015	3,000,000	3,146,250

		28,550,441

COMMERCIAL & PROFESSIONAL SERVICES — 0.46%
COMMERCIAL SERVICES & SUPPLIES — 0.46%
RR Donnelley & Sons Co., 7.875%, 3/15/2021	3,000,000	3,127,500

		3,127,500

CONSUMER SERVICES — 0.99%
DIVERSIFIED CONSUMER SERVICES — 0.99%
[b] Coinstar, Inc., 6.00%, 3/15/2019	5,000,000	5,112,500
[b] Laureate Education, Inc., 9.25%, 9/1/2019	1,500,000	1,666,875

		6,779,375

DIVERSIFIED FINANCIALS — 4.10%
CAPITAL MARKETS — 2.15%
[b,c] Macquarie Bank Ltd., 5.00%, 2/22/2017	2,000,000	2,207,140
[b,c] Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,071,400
[c] Man Group plc Floating Rate Note, 1.934%, 9/22/2015	5,000,000	4,525,985
Merrill Lynch & Co., 0.848%, 5/2/2017	2,500,000	2,383,135
[b] Nationstar Mtg, LLC/Nationstar Capital Corp., 9.625%, 5/1/2019	3,000,000	3,435,000
Oppenheimer Holdings, Inc., 8.75%, 4/15/2018	1,000,000	1,075,000
CONSUMER FINANCE — 0.97%
[b,c] DFS Funding Corp. Floating Rate Note, 1.105%, 6/15/2015	900,000	862,668
SLM Corp., 6.25%, 1/25/2016	1,000,000	1,092,478
SLM Corp., 6.00%, 1/25/2017	2,000,000	2,175,000
TMX Finance, LLC, 13.25%, 7/15/2015	1,250,000	1,368,750
TMX Finance, LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	1,000,000	1,095,000
DIVERSIFIED FINANCIAL SERVICES — 0.98%
[b,c] CFG Holdings Ltd. /CFG Finance, LLC, 11.50%, 11/15/2019	3,000,000	3,045,000
[b] Citicorp, 8.04%, 12/15/2019	250,000	318,360
Citigroup, Inc., 5.00%, 9/15/2014	750,000	787,522
[a] Counts, Series 1998 II-A, 6.67%, 2/15/2018	497,525	517,426
SquareTwo Financial Corp., 11.625%, 4/1/2017	2,000,000	2,035,000

		27,994,864

ENERGY — 7.32%
ENERGY EQUIPMENT & SERVICES — 1.66%
[c] Floatel International Ltd., 8.00%, 10/11/2017	4,500,000	4,713,750
[b,c,f] RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	2,250,000	2,503,125
[b,c] Schahin II Finance Co. SPV, 5.875%, 9/25/2023	3,925,333	4,062,720
OIL, GAS & CONSUMABLE FUELS — 5.66%
[b] Atlas Energy Holdings Operating Co., LLC, 7.75%, 1/15/2021	3,000,000	2,880,000
[b] Aurora USA Oil & Gas, Inc., 7.50%, 4/1/2020	3,000,000	3,030,000
[b] Aurora USA Oil & Gas, Inc., 9.875%, 2/15/2017	3,000,000	3,292,500
Black Elk Energy Offshore Operations, LLC, 13.75%, 12/1/2015	1,381,000	1,374,095

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
[b] DCP Midstream, LLC, 9.75%, 3/15/2019	$500,000	$658,488
Endeavour International, 12.00%, 3/1/2018	900,000	866,250
Energy Transfer Partners LP, 8.50%, 4/15/2014	500,000	538,202
Energy Transfer Partners LP, 9.70%, 3/15/2019	1,500,000	2,021,971
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,624,000
EP Energy, LLC/ Everest Acquisition Finance, Inc., 6.875%, 5/1/2019	500,000	547,500
[b,c] Gaz Capital SA, 7.51%, 7/31/2013	1,000,000	1,020,600
[b] Green Field Energy Services, 13.25%, 11/15/2016	2,000,000	2,060,000
[b] Green Field Energy Services, 13.25%, 11/15/2016	48,000	49,440
[b] Linc Energy U.S.A. /Linc Energy Finance, 12.50%, 10/31/2017	3,000,000	3,285,000
[b] Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	858,000	894,568
[b,c] Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	1,000,000	1,307,500
[c] Petrobras International Finance Co., 2.875%, 2/6/2015	1,000,000	1,020,763
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,354,727
[b,c] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	1,646,000	1,699,495
RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,100,000
[b] Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	2,045,000
[b] Rockies Express Pipeline, LLC, 3.90%, 4/15/2015	2,000,000	2,015,000
Southern Union Co., 3.316%, 11/1/2066	2,000,000	1,755,000
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,182,208

		49,901,902

FOOD & STAPLES RETAILING — 0.30%
FOOD & STAPLES RETAILING — 0.30%
[b] Aramark Corp., 5.75%, 3/15/2020	2,000,000	2,045,000

		2,045,000

FOOD, BEVERAGE & TOBACCO — 1.48%
BEVERAGES — 0.49%
[b] Innovation Ventures/Fina, 9.50%, 8/15/2019	4,000,000	3,370,000
FOOD PRODUCTS — 0.34%
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	348,076
[b] Harmony Foods Corp., 10.00%, 5/1/2016	1,801,000	1,940,578
TOBACCO — 0.65%
Lorillard Tobacco Co., 8.125%, 6/23/2019	1,000,000	1,272,232
[b] Vector Group Ltd., 7.75%, 2/15/2021	3,000,000	3,157,500

		10,088,386

HEALTH CARE EQUIPMENT & SERVICES — 1.21%
HEALTH CARE PROVIDERS & SERVICES — 0.66%
Aurora Diagnostics Holdings, LLC, 10.75%, 1/15/2018	1,000,000	780,000
[b] Prospect Medical Holdings, Inc., 8.375%, 5/1/2019	3,500,000	3,727,500
HEALTH CARE TECHNOLOGY — 0.55%
Merge Healthcare, Inc., 11.75%, 5/1/2015	3,500,000	3,736,250

		8,243,750

INSURANCE — 3.07%
INSURANCE — 3.07%
[b] Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,330,000	1,600,864
[b,c] Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,000,000	3,968,102
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,422,076
[b,c] Oil Casualty Insurance, 8.00%, 9/15/2034	1,934,000	2,220,387
[b] Oil Insurance Ltd., 3.293%, 12/31/2049	1,000,000	917,877

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
[b] Prudential Holdings, LLC, 8.695%, 12/18/2023	$585,000	$750,989
[b,c] QBE Insurance Group Ltd., 9.75%, 3/14/2014	780,000	833,282
[b,c] QBE Insurance Group Ltd., 5.647%, 7/1/2023	3,500,000	3,487,956
[b,c] White Mountains Re Group Ltd., 7.506%, 12/31/2049	2,500,000	2,646,025
Willis North America, Inc., 7.00%, 9/29/2019	1,286,000	1,533,315
[b] ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,460,000	1,573,150

		20,954,023

MATERIALS — 2.63%
CHEMICALS — 0.16%
[b,c] Mexichem S.A.B. de C.V., 4.875%, 9/19/2022	1,000,000	1,060,000
CONSTRUCTION MATERIALS — 0.16%
[b] Associated Asphalt Partners, LLC, 8.50%, 2/15/2018	1,100,000	1,122,000
CONTAINERS & PACKAGING — 0.30%
[g] Graphic Packaging International, 4.75%, 4/15/2021	2,000,000	2,025,000
METALS & MINING — 2.01%
[c] ArcelorMittal, 10.35%, 6/1/2019	1,000,000	1,262,797
[b] Coeur D’Alene Mines Corp., 7.875%, 2/1/2021	3,000,000	3,168,750
[b,c] FMG Resources Ltd., 8.25%, 11/1/2019	2,000,000	2,157,500
[b,c] OJSC Novolipetsk Steel, 4.45%, 2/19/2018	6,000,000	5,985,000
[b,c] Posco, 8.75%, 3/26/2014	500,000	537,221
[c] Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	54,101
[c] Thompson Creek Metals Co., 9.75%, 12/1/2017	500,000	542,500

		17,914,869

MEDIA — 0.25%
MEDIA — 0.25%
[b,c] Mood Media Corp., 9.25%, 10/15/2020	1,000,000	1,092,500
The Washington Post Co., 7.25%, 2/1/2019	500,000	594,530

		1,687,030

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.29%
BIOTECHNOLOGY — 0.44%
[a,b] Ironwood Pharmaceuticals, 11.00%, 6/15/2024	3,000,000	3,000,000
LIFE SCIENCES TOOLS & SERVICES — 0.40%
[b] BPA Laboratories, Inc., 12.25%, 4/1/2017	3,000,000	2,752,500
PHARMACEUTICALS — 0.45%
[a,b] Alvogen Pharma U.S., Inc., 10.50%, 3/15/2019	3,000,000	3,030,000

		8,782,500

REAL ESTATE — 0.50%
REAL ESTATE INVESTMENT TRUSTS — 0.50%
[b,c] Goodman Funding Property Ltd., 6.00%, 3/22/2022	3,000,000	3,421,974

		3,421,974

RETAILING — 0.47%
MULTILINE RETAIL — 0.16%
[b,c] Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,000,000	1,070,000
SPECIALTY RETAIL — 0.31%
[b] Radio Systems Corp., 8.375%, 11/1/2019	2,000,000	2,115,000

		3,185,000

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.18%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.18%
KLA Tencor Corp., 6.90%, 5/1/2018	$1,000,000	$1,198,806

		1,198,806

SOFTWARE & SERVICES — 1.30%
INFORMATION TECHNOLOGY SERVICES — 0.42%
[b] Neustar, Inc., 4.50%, 1/15/2023	3,000,000	2,865,000
INTERNET SOFTWARE & SERVICES — 0.43%
[b,c] EAccess Ltd., 8.25%, 4/1/2018	1,755,000	1,943,663
Equinix, Inc., 4.875%, 4/1/2020	1,000,000	1,007,500
SOFTWARE — 0.45%
BMC Software, Inc., 4.50%, 12/1/2022	3,000,000	3,058,080

		8,874,243

TECHNOLOGY HARDWARE & EQUIPMENT — 1.00%
COMPUTERS & PERIPHERALS — 0.84%
[b,c] Global A&T Electronics Ltd., 10.00%, 2/1/2019	2,500,000	2,675,000
Lexmark International, Inc., 5.125%, 3/15/2020	3,000,000	3,073,068
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.16%
Avnet, Inc., 5.875%, 6/15/2020	1,000,000	1,095,984

		6,844,052

TELECOMMUNICATION SERVICES — 3.65%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.96%
Centurylink, Inc., 5.625%, 4/1/2020	250,000	255,625
Centurylink, Inc., 6.45%, 6/15/2021	2,000,000	2,120,000
[b] Level 3 Communications, Inc., 8.875%, 6/1/2019	1,000,000	1,092,500
Level 3 Communications, Inc., 11.875%, 2/1/2019	1,000,000	1,172,500
Level 3 Financing, Inc., 4.215%, 2/15/2015	1,000,000	1,000,000
Qwest Corp., 6.75%, 12/1/2021	2,000,000	2,302,788
[c] Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,109,069
[c] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,000,000	2,237,768
[c] Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,000,000	1,052,883
[c] Telefonica Emisiones SAU, 3.992%, 2/16/2016	1,000,000	1,042,340
WIRELESS TELECOMMUNICATION SERVICES — 1.69%
[b,c,g] Bharti Airtel International, 5.125%, 3/11/2023	6,000,000	6,024,000
[b,c] VimpelCom (UBS SA), 8.25%, 5/23/2016	500,000	559,500
[b,c] VimpelCom Holdings BV, 7.504%, 3/1/2022	2,000,000	2,225,600
[b] WCP Wireless Site Fund, 6.829%, 11/15/2040	2,500,000	2,689,397

		24,883,970

TRANSPORTATION — 2.46%
AIR FREIGHT & LOGISTICS — 0.03%
[b] SPL Logistics Escrow, LLC, 8.875%, 8/1/2020	200,000	212,500
AIRLINES — 2.04%
[b,c] Air Canada, 9.25%, 8/1/2015	2,000,000	2,130,000
Continental Airlines, 6.90%, 7/2/2018	707,134	730,752
Continental Airlines, 7.02%, 11/1/2013	838,866	838,866
[b] JetBlue Pass-Through Trust, 3.183%, 1/2/2014	5,000,000	4,975,000
US Airways, 7.076%, 9/20/2022	961,654	1,038,586
US Airways, 5.90%, 4/1/2026	2,000,000	2,235,000
US Airways, 6.25%, 10/22/2024	1,806,327	2,005,022

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
MARINE — 0.08%
[b] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	$851,527	$556,546
ROAD & RAIL — 0.31%
[b] J.B. Poindexter & Co., Inc., 9.00%, 4/1/2022	2,000,000	2,090,000

		16,812,272

UTILITIES — 4.99%
ELECTRIC UTILITIES — 2.42%
Alabama Power Capital Trust V, 3.408%, 10/1/2042	700,000	697,403
[b,c] Dubai Electricity & Water, 6.375%, 10/21/2016	1,000,000	1,121,000
[b] Duquesne Light Holdings, 6.40%, 9/15/2020	2,000,000	2,431,704
[b,c] Enel Finance International S.A., 6.25%, 9/15/2017	1,500,000	1,674,105
Metropolitan Edison Co., 7.70%, 1/15/2019	250,000	321,060
PNM Resources, Inc., 9.25%, 5/15/2015	3,070,000	3,503,637
Public Service Co. of New Mexico, 7.95%, 5/15/2018	1,325,000	1,647,769
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,324,232
Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,753,812
GAS UTILITIES — 0.52%
[b] Source Gas LLC., 5.90%, 4/1/2017	1,250,000	1,361,135
[b] Southern Star Central Gas Pipeline, Inc., 6.00%, 6/1/2016	2,000,000	2,214,420
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.02%
[b,c] Inkia Energy Ltd., 8.375%, 4/4/2021	2,000,000	2,259,000
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,700,000
[b] Midland Cogen Venture, 6.00%, 3/15/2025	1,913,964	1,995,517
MULTI-UTILITIES — 1.03%
Black Hills Corp., 9.00%, 5/15/2014	500,000	541,381
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,699,306
[b] Enogex, LLC, 6.875%, 7/15/2014	1,000,000	1,052,962
NiSource Finance Corp., 6.40%, 3/15/2018	1,130,000	1,357,000
Sempra Energy, 9.80%, 2/15/2019	250,000	351,416
[b,c] Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013	1,000,000	1,017,500

		34,024,359

TOTAL CORPORATE BONDS (Cost $283,219,503)		305,860,384

CONVERTIBLE BONDS — 4.37%

DIVERSIFIED FINANCIALS — 1.50%
CAPITAL MARKETS — 1.50%
Apollo Investment Corp., 5.75%, 1/15/2016	725,000	770,312
Hercules Technology Growth Capital, Inc., 6.00%, 4/15/2016	988,000	1,073,215
[b] Prospect Capital Corp., 5.75%, 3/15/2018	3,202,000	3,320,074
[b] Technology Investment CA, 7.50%, 11/1/2017	5,000,000	5,059,375

		10,222,976

FOOD, BEVERAGE & TOBACCO — 0.07%
BEVERAGES — 0.07%
[d,e] Central European Distribution Corp., 3.00%, 3/15/2013	2,500,000	500,000

		500,000

HEALTH CARE EQUIPMENT & SERVICES — 0.44%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.44%
Hologic, Inc., 2.00%, 12/15/2037	3,000,000	3,011,250

		3,011,250

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 0.11%
METALS & MINING — 0.11%
[b,c] Jaguar Mining, Inc., 4.50%, 11/1/2014	$2,000,000	$720,000

		720,000

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.02%
PHARMACEUTICALS — 1.02%
[b,f] Pacira Pharmaceuticals, 3.25%, 2/1/2019	5,100,000	6,948,750

		6,948,750

REAL ESTATE — 0.73%
REAL ESTATE INVESTMENT TRUSTS — 0.73%
[b] IAS Operating Partnership LP, 5.00%, 3/15/2018	5,000,000	5,009,375

		5,009,375

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.29%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.29%
[c] Trina Solar Ltd., 4.00%, 7/15/2013	2,000,000	1,960,000

		1,960,000

TELECOMMUNICATION SERVICES — 0.21%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.21%
[b] Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	2,000,000	1,428,750

		1,428,750

TOTAL CONVERTIBLE BONDS (Cost $30,874,140)		29,801,101

WARRANTS — 0.02%
[e] Green Field Energy Services	2,000	110,000

TOTAL WARRANTS (Cost $78,418)		110,000

MUNICIPAL BONDS — 1.79%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,252,883
Los Angeles California Municipal Improvement Corp., 6.165%, 11/1/2020	1,885,000	2,187,317
[b] Midwest Family Housing, 5.168%, 7/1/2016	560,000	581,181
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,092,750
Ohio State Solid Waste (Republic Services Project)(AMT), 4.25%, 4/1/2033	900,000	922,644
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	1,500,000	1,495,515
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	2,213,040
San Marcos California Redevelopment Agency, 6.125%, 10/1/2018	1,000,000	1,086,360
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	370,000	366,607

TOTAL MUNICIPAL BONDS (Cost $10,906,969)		12,198,297

U.S. TREASURY SECURITIES — 0.30%
U.S. Treasury, 2.25%, 1/31/2015	2,000,000	2,073,691

TOTAL U.S. TREASURY SECURITIES (Cost $1,996,794)		2,073,691

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCIES — 0.20%
[b] Agribank FCB, 9.125%, 7/15/2019	$1,000,000	$1,347,964

TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,036,473)		1,347,964

OTHER GOVERNMENT — 0.54%
[b,c] Republic of Iceland, 4.875%, 6/16/2016	3,000,000	3,198,750
[b,c] Republic of Iceland, 5.875%, 5/11/2022	400,000	458,604

TOTAL OTHER GOVERNMENT (Cost $3,520,610)		3,657,354

MORTGAGE BACKED — 0.17%
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	6,545	7,311
[a] Reilly 1997 A Mtg, 6.896%, 7/1/2020	1,094,798	1,130,935

TOTAL MORTGAGE BACKED (Cost $1,135,464)		1,138,246

FOREIGN BONDS — 10.20%

BANKS — 1.36%
COMMERCIAL BANKS — 1.36%
[b] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	10,000,000	4,993,196
LBG Capital No.2 plc (GBP), 16.125%, 12/10/2024	1,050,000	2,361,225
NRW Bank (NOK), 3.50%, 5/21/2013	5,000,000	857,253
Royal Bank of Scotland Group plc (CAD), 5.875%, 5/12/2016	1,000,000	1,062,302

		9,273,976

CONSUMER SERVICES — 0.53%
HOTELS, RESTAURANTS & LEISURE — 0.53%
[b] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	7,000,000	3,583,571

		3,583,571

DIVERSIFIED FINANCIALS — 2.49%
CAPITAL MARKETS — 0.16%
Morgan Stanley (BRL), 10.09%, 5/3/2017	2,000,000	1,059,013
CONSUMER FINANCE — 0.69%
[b] Cash Store Financial (CAD), 11.50%, 1/31/2017	1,750,000	1,291,677
[b] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	2,000,000	3,394,450
DIVERSIFIED FINANCIAL SERVICES — 1.64%
General Electric Capital Corp. (MXN), 8.50%, 4/6/2018	60,000,000	5,377,021
KFW (BRL), 5.375%, 9/14/2015	12,000,000	5,834,467

		16,956,628

FOOD & STAPLES RETAILING — 0.20%
FOOD & STAPLES RETAILING — 0.20%
Wesfarmers Ltd. (AUD), 5.683%, 9/11/2014	1,300,000	1,386,965

		1,386,965

FOOD, BEVERAGE & TOBACCO — 0.32%
BEVERAGES — 0.32%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	1,101,571

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	$2,000,000	$1,070,395

		2,171,966

INSURANCE — 0.29%
INSURANCE — 0.29%
ELM BV (AUD), 7.635%, 12/31/2049	1,000,000	1,049,969
ELM BV (AUD), 4.455%, 12/31/2049	1,000,000	920,403

		1,970,372

MATERIALS — 0.31%
CONSTRUCTION MATERIALS — 0.31%
CEMEX Finance, LLC (EUR), 9.625%, 12/14/2017	1,500,000	2,092,942

		2,092,942

MEDIA — 0.20%
MEDIA — 0.20%
CET 21 SPOL S.R.O. (EUR), 9.00%, 11/1/2017	1,000,000	1,390,808

		1,390,808

MISCELLANEOUS — 2.12%
MISCELLANEOUS — 2.12%
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	888,585
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	6,120,000	3,501,794
International Bank for Reconstruction and Development (BRL), 9.00%, 4/28/2014	1,000,000	511,543
International Finance Corp. (KRW), 1.75%, 8/23/2013	1,450,000,000	1,305,130
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	887,437
Mexican Bonos (MXN), 5.00%, 6/15/2017	90,000,000	7,393,488

		14,487,977

SOFTWARE & SERVICES — 0.44%
INTERNET SOFTWARE & SERVICES — 0.44%
EAccess Ltd. (EUR), 8.375%, 4/1/2018	2,100,000	3,004,146

		3,004,146

TELECOMMUNICATION SERVICES — 0.43%
WIRELESS TELECOMMUNICATION SERVICES — 0.43%
America Movil Sab de CV (MXN), 6.45%, 12/5/2022	34,500,000	2,936,457

		2,936,457

TRANSPORTATION — 1.06%
AIR FREIGHT & LOGISTICS — 0.22%
Livingston International (CAD), 10.125%, 11/9/2015	1,500,000	1,509,125
AIRLINES — 0.84%
[a] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	4,749,686	5,753,527

		7,262,652

UTILITIES — 0.45%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.45%
[a,b] Algonquin Power Co. (CAD), 4.82%, 2/15/2021	3,000,000	3,059,477

		3,059,477

TOTAL FOREIGN BONDS (Cost $68,067,221)		69,577,937

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
OTHER SECURITIES — 4.40%
LOAN PARTICIPATIONS — 4.40%
Alcatel Lucent U.S.A., Inc., 6.25%, 8/1/2016	$2,000,000	$2,026,420
Baker & Taylor Acquisitions, 12.00%, 9/19/2016	5,000,000	4,750,000
Insight Global, Inc., 6.00%, 10/26/2019	5,985,000	5,999,963
Laureate Education, Inc., 5.25%, 6/18/2018	500,000	504,690
Lonestar Intermediate Super Holdings, LLC, 11.00%, 8/7/2019	2,000,000	2,141,260
Mood Media Corp., 7.00%, 5/6/2018	4,987,310	4,990,452
North American Breweries, 7.50%, 11/20/2018	4,000,000	4,090,000
[a,b] Private Restaurants Properties, Inc., 9.00%, 3/1/2017	2,972,595	2,972,595
Sorenson Communications, Inc., 9.50%, 9/13/2014	2,500,000	2,531,775

TOTAL OTHER SECURITIES (Cost $29,569,500)		30,007,155

SHORT TERM INVESTMENTS — 5.38%
Avery Dennison Corp., 0.30%, 4/1/2013	17,700,000	17,700,000
Bank of New York Tri-Party Repurchase Agreement 0.36% dated 03/28/2013 due 4/1/2013, repurchase price $19,000,760 collateralized by 9 corporate debt securities and 9 U.S. Government debt securities having an average coupon of 1.5708%, a minimum credit rating of BBB-, maturity dates from 9/11/2015 to 06/1/2041, and having an aggregate market value of $20,256,444 at 3/28/2013.	19,000,000	19,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $36,700,000)		36,700,000

TOTAL INVESTMENTS — 93.79% (Cost $606,519,307)		$638,395,176
OTHER ASSETS LESS LIABILITIES — 6.21%		42,295,091

NET ASSETS — 100.00%		$680,690,267

Other current investments not included in the Schedule of Investments with any associated market value consist of an open line of credit commitment with a current depreciation for mark-to-market of $186,644 at March 31, 2013 and is recognized in the Statements of Assets & Liabilities as an Unfunded line of credit commitment (Note 2).

Footnote Legend

a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, the aggregate value of these securities in the Fund’s portfolio was $260,848,836, representing 38.32% of the Fund’s net assets.
c	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Bond in default.
e	Non-income producing.
f	Segregated as collateral for a when-issued security.
g	When-issued security.

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AMT	Alternative Minimum Tax
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
GBP	Great Britain Pound
KRW	Denominated in Korean Won
Mtg	Mortgage
MXN	Denominated in Mexican Pesos
NOK	Denominated in Norwegian Krone
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

Certified Semi-Annual Report    23

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $606,519,307) (Note 2)	$638,395,176
Cash	40,631,263
Cash denominated in foreign currency (cost $64,461)	64,461
Receivable for investments sold	1,283,225
Receivable for fund shares sold	4,456,847
Unrealized appreciation on forward currency contracts (Note 7)	670,431
Dividends receivable	630,077
Interest receivable	8,153,473
Prepaid expenses and other assets	76,696

Total Assets	694,361,649

LIABILITIES
Payable for investments purchased	9,547,015
Payable for fund shares redeemed	1,643,991
Payable to investment advisor and other affiliates (Note 3)	661,101
Unfunded line of credit commitment (proceeds $1,063,356) (Note 2)	1,200,000
Accounts payable and accrued expenses	72,487
Dividends payable	546,788

Total Liabilities	13,671,382

NET ASSETS	$680,690,267

NET ASSETS CONSIST OF:
Undistributed net investment income	$11,690
Net unrealized appreciation on investments	32,351,160
Accumulated net realized gain (loss)	5,105,081
Net capital paid in on shares of beneficial interest	643,222,336

$680,690,267

24    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 231,982,468 applicable to 18,656,450 shares of beneficial interest outstanding - Note 4)	$12.43
Maximum sales charge, 4.50% of offering price	0.59

Maximum offering price per share	$13.02

Class C Shares:
Net asset value and offering price per share* ($ 217,571,577 applicable to 17,522,688 shares of beneficial interest outstanding - Note 4)	$12.42

Class I Shares:
Net asset value, offering and redemption price per share ($ 231,086,220 applicable to 18,623,178 shares of beneficial interest outstanding - Note 4)	$12.41

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 38,759 applicable to 3,117 shares of beneficial interest outstanding - Note 4)	$12.43

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 11,243 applicable to 906 shares of beneficial interest outstanding - Note 4)	$12.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    25

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME:

Dividend income	$2,331,755
Interest income (net of premium amortized of $ 450,819 and foreign taxes withheld of $6,875)	18,186,685

Total Income	20,518,440

EXPENSES:
Investment advisory fees (Note 3)	2,294,809
Administration fees (Note 3)
Class A Shares	132,645
Class C Shares	127,323
Class I Shares	52,137
Class R3 Shares	21
Class R5 Shares	3
Distribution and service fees (Note 3)
Class A Shares	264,092
Class C Shares	1,029,890
Class R3 Shares	85
Transfer agent fees
Class A Shares	75,760
Class C Shares	69,565
Class I Shares	56,620
Class R3 Shares	1,295
Class R5 Shares	1,295
Registration and filing fees
Class A Shares	16,462
Class C Shares	13,053
Class I Shares	17,985
Class R3 Shares	10,440
Class R5 Shares	10,440
Custodian fees (Note 3)	76,696
Professional fees	35,057
Accounting fees	8,555
Trustee fees	10,828
Other expenses	45,799

Total Expenses	4,350,855
Less:
Expenses reimbursed by investment advisor (Note 3)	(242,624)

Net Expenses	4,108,231

Net Investment Income	$16,410,209

26    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Six Months Ended March 31, 2013 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$6,651,476
Forward currency contracts (Note 7)	(495,721)
Foreign currency transactions	2,767

6,158,522

Net change in unrealized appreciation (depreciation) on:
Investments (net of unfunded line of credit commitment depreciation of $186,644)	7,729,470
Forward currency contracts (Note 7)	843,372
Foreign currency translations	(20,656)

8,552,186

Net Realized and Unrealized Gain	14,710,708

Net Increase in Net Assets Resulting from Operations	$31,120,917

See notes to financial statements.

Certified Semi-Annual Report    27

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$16,410,209	$26,083,142
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	6,158,522	5,521,695
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations, net of unfunded line of credit commitment depreciation	8,552,186	21,988,516

Net Increase (Decrease) in Net Assets Resulting from Operations	31,120,917	53,593,353

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,534,991)	(9,390,218)
Class C Shares	(4,752,081)	(8,025,509)
Class I Shares	(5,782,286)	(9,337,938)
Class R3 Shares	(886)	(255)
Class R5 Shares	(299)	(267)
From realized gains
Class A Shares	(2,285,280)	(2,920,791)
Class C Shares	(2,208,844)	(2,624,522)
Class I Shares	(2,229,497)	(2,482,957)
Class R3 Shares	(396)	—
Class R5 Shares	(120)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	29,367,321	77,622,309
Class C Shares	26,079,575	75,908,284
Class I Shares	37,225,494	85,319,439
Class R3 Shares	27,715	10,455
Class R5 Shares	418	10,467

Net Increase in Net Assets	101,026,760	257,681,850

NET ASSETS:
Beginning of Period	579,663,507	321,981,657

End of Period	$680,690,267	$579,663,507

Undistributed net investment income	$11,690	$—

*	Unaudited

See notes to financial statements.

28    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

30    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock	$33,903,136	$33,903,136	$—	$—
Preferred Stock(a)	32,705,416	12,312,859	15,550,207	4,842,350
Asset Backed Securities	79,314,495	—	60,615,470	18,699,025
Corporate Bonds	305,860,384	—	299,312,958	6,547,426
Convertible Bonds	29,801,101	—	29,801,101	—
Warrants	110,000	110,000	—	—
Municipal Bonds	12,198,297	—	12,198,297	—
U.S. Treasury Securities	2,073,691	2,073,691	—	—
U.S. Government Agencies	1,347,964	—	1,347,964	—
Other Government	3,657,354	—	3,657,354	—
Mortgage Backed	1,138,246	—	7,311	1,130,935
Foreign Bonds	69,577,937	—	60,764,933	8,813,004
Other Securities	30,007,155	—	27,034,560	2,972,595
Short Term Investments	36,700,000	—	36,700,000	—

Total Investments in Securities	$638,395,176	$48,399,686	$546,990,155	$43,005,335
Other Financial Instruments**
Forward Currency Contracts	$670,431	$—	$670,431	$—
Liabilities
Other Financial Instruments**
Spot Currency	$(106)	$(106)	$—	$—

(a)	At March 31, 2013, industry classifications for Preferred Stock in Level 2 and Level 3 consist of $13,322,600 in Banks, $5,289,020 in Energy, $511,562 in Food Beverage & Tobacco, and $1,269,375 in Miscellaneous.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at March 31, 2013.

Certified Semi-Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2013 is as follows:

	Asset Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage Backed Securities	Other Securities	Preferred Stock	Total
Beginning Balance 9/30/2012	$6,036,184	$7,619,835	$3,546,314	$—	$3,648,138	$—	$20,850,471
Accrued Discounts(Premiums)	5,076	2,343	29,164	(114)	—	—	36,469
Net Realized Gain (Loss)(a)	14,221	(1,686,109)	—	—	—	—	(1,671,888)
Gross Purchases	15,672,925	3,376,728	6,523,353	1,129,011	—	4,842,350	31,544,367
Gross Sales	(92,111)	(386,743)	—	—	(16,091)	—	(494,945)
Change in Unrealized
Appreciation (Depreciation)(b)	55,225	1,730,372	14,369	2,038	—	—	1,802,004
Transfers into Level 3(c)	—	—	—	—	—	—	—
Transfers out of Level 3(c)	(2,992,495)	(4,109,000)	(1,300,196)	—	(659,452)	—	(9,061,143)

Ending Balance 3/31/2013(d)	$18,699,025	$6,547,426	$8,813,004	$1,130,935	$2,972,595	$4,842,350	$43,005,335

(a)	Total amount of net realized gain (loss) from investments recognized in the net increase in assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.
(b)	Total amount of net change in unrealized appreciation (depreciation) on investments recognized in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.
(c)	Transfers into or out of Level 3 were from or to Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2013. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 Securities represent 6.32% of total Net Assets at the six months ended March 31, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between

32    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Line of Credit Commitments: The Fund has entered into a revolving line of credit commitment in the amount of $10,000,000 that the borrower can draw on at any time during the commitment, which ends on April 9, 2015. The Fund received $1,225,000 by taking on the commitment. At March 31, 2013, the $10,000,000 line of credit was not drawn upon by the borrower.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after

Certified Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $6,494 for Class A shares, $212,640 for Class C shares, $11,762 for Class R3 shares, and $11,728 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned commissions aggregating $72,490 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $17,212 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

34    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,558,425	$56,115,621	9,664,667	$115,185,244
Shares issued to shareholders in reinvestment of dividends	554,368	6,790,896	857,823	10,157,758
Shares repurchased	(2,724,468)	(33,539,196)	(4,013,545)	(47,720,693)

Net increase (decrease)	2,388,325	$29,367,321	6,508,945	$77,622,309

Class C Shares
Shares sold	3,371,920	$41,411,476	7,704,463	$91,665,165
Shares issued to shareholders in reinvestment of dividends	472,046	5,772,996	665,888	7,877,901
Shares repurchased	(1,716,822)	(21,104,897)	(1,984,533)	(23,634,782)

Net increase (decrease)	2,127,144	$26,079,575	6,385,818	$75,908,284

Class I Shares
Shares sold	5,058,217	$62,254,470	9,577,774	$113,908,972
Shares issued to shareholders in reinvestment of dividends	484,974	5,929,675	717,845	8,490,090
Shares repurchased	(2,513,396)	(30,958,651)	(3,120,429)	(37,079,623)

Net increase (decrease)	3,029,795	$37,225,494	7,175,190	$85,319,439

Class R3 Shares*
Shares sold	2,144	$26,439	848	$10,200
Shares issued to shareholders in reinvestment of dividends	104	1,276	21	255
Shares repurchased	—	—	—	—

Net increase (decrease)	2,248	$27,715	869	$10,455

Class R5 Shares*
Shares sold	—	$—	850	$10,200
Shares issued to shareholders in reinvestment of dividends	34	418	22	267
Shares repurchased	—	—	—	—

Net increase (decrease)	34	$418	872	$10,467

*	Effective date for these Classes of shares was May 1, 2012.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $286,498,152 and $205,433,362, respectively.

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$606,519,307

Gross unrealized appreciation on a tax basis	$40,718,987
Gross unrealized depreciation on a tax basis	(8,843,118)

Net unrealized appreciation (depreciation) on investments (tax basis)	$31,875,869

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2013 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the six months ended March 31, 2013 was $9,085,936. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the six months ended March 31, 2013.

The following table displays the outstanding forward currency contracts at March 31, 2013:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	11,165,300	08/13/2013	14,326,912	$670,431	$—

Total					$670,431	$—

36    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2013

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$670,431

The net realized gains (losses) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2013 are disclosed in the following tables:

Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(495,721)	$(495,721)

Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$843,372	$843,372

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, smaller companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    37

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$12.28	0.33	0.28	0.61	(0.32)	(0.14)	(0.46)	$12.43	5.33	(d)	1.25	(d)	1.25	(d)	1.25	(d)	5.05	36.07	$231,982
2012(c)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
2011(c)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
2010(c)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
2009(c)	$10.57	0.78	1.06	1.84	(0.78)	—	(0.78)	$11.63	7.66		1.25		1.25		1.49		18.67	47.88	$57,853
2008(c)(e)	$11.94	0.59	(1.41)	(0.82)	(0.55)	—	(0.55)	$10.57	6.51	(d)	1.27	(d)	1.25	(d)	1.79	(d)	(7.18)	36.22	$18,538
Class C Shares
2013(b)	$12.26	0.29	0.30	0.59	(0.29)	(0.14)	(0.43)	$12.42	4.77	(d)	1.80	(d)	1.80	(d)	2.01	(d)	4.85	36.07	$217,572
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
2009	$10.57	0.73	1.04	1.77	(0.72)	—	(0.72)	$11.62	7.13		1.79		1.79		2.29		17.95	47.88	$51,789
2008(e)	$11.94	0.55	(1.42)	(0.87)	(0.50)	—	(0.50)	$10.57	5.96	(d)	1.82	(d)	1.80	(d)	2.65	(d)	(7.57)	36.22	$13,829
Class I Shares
2013(b)	$12.25	0.35	0.29	0.64	(0.34)	(0.14)	(0.48)	$12.41	5.66	(d)	0.91	(d)	0.91	(d)	0.91	(d)	5.31	36.07	$231,086
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
2009	$10.58	0.81	1.05	1.86	(0.80)	—	(0.80)	$11.64	7.94		0.99		0.99		1.12		18.95	47.88	$44,319
2008(e)	$11.94	0.63	(1.42)	(0.79)	(0.57)	—	(0.57)	$10.58	6.81	(d)	1.01	(d)	0.99	(d)	1.44	(d)	(6.90)	36.22	$15,145
Class R3 Shares
2013(b)	$12.28	0.33	0.28	0.61	(0.32)	(0.14)	(0.46)	$12.43	5.35	(d)	1.25	(d)	1.25	(d)	70.68	(d)(f)	5.05	36.07	$39
2012(g)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(d)	1.22	(d)	1.22	(d)	373.07	(d)(f)	4.63	34.54	$11
Class R5 Shares
2013(b)	$12.25	0.34	0.29	0.63	(0.34)	(0.14)	(0.48)	$12.40	5.57	(d)	0.99	(d)	0.99	(d)	216.47	(d)(f)	5.20	36.07	$11
2012(g)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(d)	0.97	(d)	0.97	(d)	372.35	(d)(f)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 19, 2007.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this Class of shares was May 1, 2012.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

38 Certified Semi-Annual Report	Certified Semi-Annual Report 39

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,050.50	$6.37
Hypothetical*	$1,000.00	$1,018.72	$6.27
Class C Shares
Actual	$1,000.00	$1,048.50	$9.19
Hypothetical*	$1,000.00	$1,015.96	$9.05
Class I Shares
Actual	$1,000.00	$1,053.10	$4.67
Hypothetical*	$1,000.00	$1,020.38	$4.60
Class R3 Shares
Actual	$1,000.00	$1,050.50	$6.40
Hypothetical*	$1,000.00	$1,018.69	$6.30
Class R5 Shares
Actual	$1,000.00	$1,052.00	$5.05
Hypothetical*	$1,000.00	$1,020.01	$4.97

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.80%; I: 0.91% R3: 1.25% R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Strategic Income Fund versus Barclays U.S. Universal Index & Blended Index

(December 19, 2007 to March 31, 2013)

Average Annual Total Returns

For Periods Ended March 31, 2013 (with sales charge)

	1 Yr	3 Yrs	5 yrs	Since Inception
A Shares (Incep: 12/19/07)	5.72%	7.91%	7.91%	7.84%
C Shares (Incep: 12/19/07)	9.25%	9.00%	8.30%	8.18%
I Shares (Incep: 12/19/07)	11.18%	9.93%	9.21%	9.11%
R3 Shares (Incep: 5/1/12)*	—	—	—	9.91%
R5 Shares (Incep: 5/1/12)*	—	—	—	10.20%
Barclays U.S. Universal Index (Since 12/19/07)	4.72%	6.01%	5.86%	5.94%
Blended Index (Since 12/19/07)	5.50%	6.37%	5.17%	5.02%

*	Not annualized for periods less than one year.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, and R5 shares.

Certified Semi-Annual Report    41

OTHER INFORMATION

Thornburg Strategic Income Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

44    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1663

Thornburg Investment Management®

Thornburg Value Fund

Informational Brochure and Semi-Annual Report – March 31, 2013

Includes All Share Classes

Many Reasons

One **Value Fund**

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg Value Fund

Many Reasons, One Value Fund

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund's investment advisor, offer prospects for meeting the Fund's investment goals.

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings per Share (EPS) – The total earnings divided by the number of shares outstanding.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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THORNBURG VALUE FUND

Portfolio Managers

Connor Browne, CFA and Edward Maran, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.
The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.32%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it typically invests in a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We strive to accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the last often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	5.76%	3.44%	2.18%	7.45%	8.93%
With sales charge	1.01%	1.87%	1.25%	6.96%	8.65%
S&P 500 Index
(Since 10/2/95)	13.96%	12.67%	5.81%	8.53%	7.81%

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generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 35–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2013

Top Contributors	Top Detractors
Gilead Sciences, Inc.	Apple, Inc.
Community Health Systems, Inc.	Newcrest Mining Ltd.
Thermo Fisher Scientific, Inc.	Inpex Corp.
ADT Corp.	St. Jude Medical, Inc.
Delphi Automotive plc	Liquidity Services, Inc.

Source: FactSet

Key Portfolio Attributes

As of March 31, 2013

Portfolio P/E Trailing 12-months*	15.8x

Portfolio Price to Cash Flow*	8.7x

Portfolio Price to Book Value*	1.8x

Median Market Cap*	$16.2 B

7-Year Beta (A Shares vs. S&P 500)*	1.14

Number of Companies	50

*	Source: FactSet

Market Capitalization Exposure

As of March 31, 2013

Basket Structure

As of March 31, 2013

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Thornburg Value Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

LETTER TO SHAREHOLDERS

April 15, 2013

Dear Fellow Shareholder:

Following a disappointing fiscal year ended September 30, 2012, we are happy to report good results for the first six months of our 2013 fiscal year, with the Thornburg Value Fund up 14.19% in comparison to the S&P 500 Index, which was up 10.19%. We are especially proud of these results, as we were able to outperform in a strong U.S. equity market even as we have worked to bolster the consistent earning aspects of the portfolio, as we discussed in our most recent annual letter to shareholders.

The global economic environment remains uncertain. Many economic indicators have improved slowly but steadily in the U.S., especially home prices and unemployment. Central banks all over the world continue to run the printing presses, with Bank of Japan Governor Kuroda recently having joined the party in a big way. Yet, some economic indices seem to have turned more negative recently in the U.S. and abroad. Many market participants are beginning to expect another growth slowdown this year. We think it’s important to keep in mind that the market rarely does what is expected. We believe that our current mix of basic value companies, consistent earners, and emerging franchises should allow the Value Fund the opportunity to outperform in any market environment going forward, if we execute well on our fundamental, bottom-up stock research process.

Stock selection was the more significant driver of the return of the portfolio so far this year, though our overweight position in health care and our underweight industrials benefitted performance. Two of our positions in Japan (Softbank and Tokyo Steel), especially when viewed with the accompanying currency hedge, also contributed to the relative outperformance of the portfolio during the period.

A trifecta of long-time health care holdings led the way during the period, with Gilead Sciences, Community Health Systems, and Thermo Fisher Scientific all contributing more than a point each to performance. Gilead continues to move its pipeline Hepatitis C compound towards approval, having filed the drug with the FDA recently. This exciting new treatment should be on the market around year end 2013, and could become one of the biggest selling pharmaceutical products of all time. Community Health has continued to execute on its rural hospital acquisition strategy, delivering consistent results in what can be an inconsistent industry (they operate for-profit hospitals in the U.S.). The expected increase in insurance coverage associated with the Affordable Care Act has raised earnings estimates for 2014 and beyond. Thermo Fisher has executed admirably against its long-term growth plan, growing revenues both organically and through acquisition, leveraging that revenue growth for higher operating income growth as margins improve, and returning cash to shareholders through buybacks and dividends. This consistent, relatively boring approach has created a big winner for the Fund since our initial purchase in March 2009. ADT Corporation and Delphi Automotive round out the top individual stocks for the period.

Our five worst performers included Newcrest Mining, Liquidity Services, Bankers Petroleum, Level 3 Communications, and St. Jude Medical. Newcrest is a gold-mining company based in Australia. Newcrest

Certified Semi-Annual Report     7

LETTER TO SHAREHOLDERS,

CONTINUED

announced delays in production growth and modestly higher unit costs. Newcrest shares fell significantly in response to the negative news, which happened to occur in an environment of declining gold prices. We believe the growth prospects at Newcrest are exciting and that the value of this mining company relative to the underlying commodity is exceptional. Growth at Liquidity Services has slowed recently as new customers have delayed the transition onto the company’s online liquidation marketplace. We believe that the online platform is superior to the traditional offline liquidation model, which should allow Liquidity Services to take market share over time. Bankers Petroleum continues to make fundamental progress which should ultimately be recognized by the market. Level Three Communications remains a volatile emerging franchise position for the Fund and has been weak recently, but we continue to believe in the long-term opportunity. St. Jude is a medical device company that has grown consistently over the years by gaining share in the markets for implantable defibrillators and pacemakers. St. Jude was a somewhat recent purchase, and was sold early in the period due to deteriorating results across a number of their divisions.

While we have a long way to go making up for lost ground, we are encouraged by recent Value Fund performance. We are working hard to ensure that the investments in our portfolio today offer compelling risk/reward on a company by company basis. We are excited about the opportunities we are finding in each of our risk baskets and believe that our diversification and positioning will control risk and provide the potential for attractive returns. Thank you for your continued trust.

Sincerely

Connor Browne, CFA	Edward E. Maran, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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Certified Semi-Annual Report     9

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2013 (Unaudited)

Top Ten Equity Holdings

As of 3/31/13

Gilead Sciences, Inc.	4.4%	Inpex Corp.	2.8%
Apple, Inc.	4.2%	Hartford Financial Services Group, Inc.	2.5%
Thermo Fisher Scientific, Inc.	3.8%	Delphi Automotive plc	2.5%
Google, Inc.	3.5%	Roche Holding AG	2.4%
Nielsen Holdings NV	2.9%	SoftBank Corp.	2.4%

Summary of Industry Exposure

As of 3/31/13

Pharmaceuticals, Biotechnology & Life Sciences	14.8%	Materials	4.2%
Software & Services	11.6%	Technology Hardware & Equipment	4.2%
Energy	9.0%	Automobiles & Components	3.8%
Telecommunication Services	8.4%	Retailing	2.8%
Insurance	8.1%	Health Care Equipment & Services	2.0%
Commercial & Professional Services	6.8%	Food, Beverage & Tobacco	2.0%
Diversified Financials	5.9%	Consumer Durables & Apparel	2.0%
Consumer Services	5.1%	Banks	1.1%
Food & Staples Retailing	4.4%	Other Assets & Liabilities	3.8%

	Shares/ Principal Amount	Value
COMMON STOCK — 94.71%

AUTOMOBILES & COMPONENTS — 3.81%
AUTO COMPONENTS — 2.48%
Delphi Automotive plc	579,850	$25,745,340
AUTOMOBILES — 1.33%
[a] Tesla Motors, Inc.	362,200	13,723,758

		39,469,098

BANKS — 1.06%
COMMERCIAL BANKS — 1.06%
Sterling Financial Corp.	506,929	10,995,290

		10,995,290

COMMERCIAL & PROFESSIONAL SERVICES — 6.82%
COMMERCIAL SERVICES & SUPPLIES — 3.89%
ADT Corp.	448,800	21,964,272
Republic Services, Inc.	555,705	18,338,265
PROFESSIONAL SERVICES — 2.93%
Nielsen Holdings NV	849,333	30,423,108

		70,725,645

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
CONSUMER DURABLES & APPAREL — 1.96%
HOUSEHOLD DURABLES — 1.96%
Tupperware Brands Corp.	248,326	$20,298,167

		20,298,167

CONSUMER SERVICES — 5.10%
DIVERSIFIED CONSUMER SERVICES — 0.79%
[a] Bright Horizons Family Solutions, Inc.	241,600	8,163,664
HOTELS, RESTAURANTS & LEISURE — 4.31%
[a] Life Time Fitness, Inc.	463,841	19,843,118
Starbucks Corp.	437,500	24,920,000

		52,926,782

DIVERSIFIED FINANCIALS — 5.91%
CAPITAL MARKETS — 1.74%
The Blackstone Group LP	915,200	18,102,656
DIVERSIFIED FINANCIAL SERVICES — 4.17%
Citigroup, Inc.	452,700	20,027,448
JPMorgan Chase & Co.	488,440	23,181,363

		61,311,467

ENERGY — 9.03%
OIL, GAS & CONSUMABLE FUELS — 9.03%
Anadarko Petroleum Corp.	136,200	11,910,690
[a] Bankers Petroleum Ltd.	4,922,420	12,937,797
Exxon Mobil Corp.	234,400	21,121,784
Inpex Corp.	5,477	29,323,929
Total SA	383,200	18,348,971

		93,643,171

FOOD & STAPLES RETAILING — 4.44%
FOOD & STAPLES RETAILING — 4.44%
Koninklijke Ahold NV	1,466,200	22,468,820
Walgreen Co.	494,300	23,568,224

		46,037,044

FOOD, BEVERAGE & TOBACCO — 1.99%
FOOD PRODUCTS — 1.99%
Mondelez International, Inc.	673,200	20,606,652

		20,606,652

HEALTH CARE EQUIPMENT & SERVICES — 2.04%
HEALTH CARE PROVIDERS & SERVICES — 2.04%
Community Health Systems, Inc.	445,780	21,125,514

		21,125,514

INSURANCE — 8.14%
INSURANCE — 8.14%
ACE Ltd.	214,100	19,048,477
Hartford Financial Services Group, Inc.	1,007,040	25,981,632
MetLife, Inc.	442,340	16,817,767
[a,b] NMI Holdings, Inc.	1,689,500	22,597,062

		84,444,938

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 4.18%
CHEMICALS — 1.08%
LyondellBasell Industries NV	178,000	$11,265,620
METALS & MINING — 3.10%
Newcrest Mining Ltd.	899,800	18,783,384
Tokyo Steel Mfg.	3,161,062	13,331,297

		43,380,301

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 14.84%
BIOTECHNOLOGY — 5.75%
[a] Gilead Sciences, Inc.	936,810	45,838,113
[a] Seattle Genetics, Inc.	389,260	13,822,623
LIFE SCIENCES TOOLS & SERVICES — 3.82%
Thermo Fisher Scientific, Inc.	517,400	39,575,926
PHARMACEUTICALS — 5.27%
Roche Holding AG	109,100	25,398,820
[a] Valeant Pharmaceuticals International, Inc.	301,117	22,589,798
[a] Zoetis, Inc.	199,850	6,674,990

		153,900,270

RETAILING — 2.82%
INTERNET & CATALOG RETAIL — 1.53%
[a] Amazon.com, Inc.	59,400	15,829,506
SPECIALTY RETAIL — 1.29%
[a] AutoZone, Inc.	25,049	9,938,692
OfficeMax, Inc.	295,778	3,433,982

		29,202,180

SOFTWARE & SERVICES — 11.59%
INFORMATION TECHNOLOGY SERVICES — 2.48%
Accenture plc	224,700	17,070,459
Amdocs Ltd.	237,648	8,614,740
INTERNET SOFTWARE & SERVICES — 8.12%
[a] Google, Inc.	45,274	35,948,914
[a] Liquidity Services, Inc.	340,922	10,162,885
[a] Opentable, Inc.	230,900	14,542,082
[a] VeriSign, Inc.	498,600	23,573,808
SOFTWARE — 0.99%
Activision Blizzard, Inc.	704,000	10,257,280

		120,170,168

TECHNOLOGY HARDWARE & EQUIPMENT — 4.16%
COMPUTERS & PERIPHERALS — 4.16%
Apple, Inc.	97,500	43,156,425

		43,156,425

TELECOMMUNICATION SERVICES — 6.82%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.31%
[a] Level 3 Communications, Inc.	668,379	13,561,410
WIRELESS TELECOMMUNICATION SERVICES — 5.51%
KDDI Corp.	437,400	18,237,585
SoftBank Corp.	549,309	25,208,635

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
[a] Sprint Nextel Corp.	2,211,700	$13,734,657

		70,742,287

TOTAL COMMON STOCK (Cost $771,136,726)		982,135,399

CONVERTIBLE BONDS — 1.54%
TELECOMMUNICATION SERVICES — 1.54%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.54%
Level 3 Communications, Inc., 6.50%, 10/1/2016	$12,049,000	15,957,394

		15,957,394

TOTAL CONVERTIBLE BONDS (Cost $12,049,000)		15,957,394

SHORT TERM INVESTMENTS — 3.00%
Avery Dennison Corp., 0.32%, 4/1/2013	5,300,000	5,300,000
Bank of New York Tri-Party Repurchase Agreement 0.36% dated 3/28/2013 due 4/1/2013, repurchase price $15,000,600 collateralized by 1 U.S. Government debt security and 10 corporate debt securities, having an average coupon of 4.33%, a minimum credit rating of BBB, maturity dates from 9/11/2015 to 12/15/2042 and having an aggregate market value of $15,932,738 at 3/28/2013	15,000,000	15,000,000
PPL Electric Utilities Corp., 0.30%, 4/1/2013	10,845,000	10,845,000

TOTAL SHORT TERM INVESTMENTS (Cost $31,145,000)		31,145,000

TOTAL INVESTMENTS — 99.25% (Cost $814,330,726)		$1,029,237,793
OTHER ASSETS LESS LIABILITIES — 0.75%		7,786,215

NET ASSETS — 100.00%		$1,037,024,008

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $814,330,726) (Note 2)	$1,029,237,793
Cash	6,701,593
Receivable for investments sold	12,248,018
Receivable for fund shares sold	5,457,978
Unrealized appreciation on forward currency contracts (Note 7)	1,017,010
Dividends receivable	1,457,217
Dividend and interest reclaim receivable	883,031
Interest receivable	392,193
Prepaid expenses and other assets	86,503

Total Assets	1,057,481,336

LIABILITIES
Payable for investments purchased	13,520,095
Payable for fund shares redeemed	3,133,594
Unrealized depreciation on forward currency contracts (Note 7)	1,761,702
Payable to investment advisor and other affiliates (Note 3)	1,041,303
Accounts payable and accrued expenses	1,000,634

Total Liabilities	20,457,328

NET ASSETS	$1,037,024,008

NET ASSETS CONSIST OF:
Undistributed net investment loss	$(1,846,330)
Net unrealized appreciation on investments	214,142,873
Accumulated net realized gain (loss)	(855,340,272)
Net capital paid in on shares of beneficial interest	1,680,067,737

$1,037,024,008

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($399,889,798 applicable to 11,113,745 shares of beneficial interest outstanding - Note 4)	$35.98
Maximum sales charge, 4.50% of offering price	1.70

Maximum offering price per share	$37.68

Class B Shares:
Net asset value per share* ($8,076,176 applicable to 242,880 shares of beneficial interest outstanding - Note 4)	$33.25

Class C Shares:
Net asset value and offering price per share* ($161,608,776 applicable to 4,775,111 shares of beneficial interest outstanding - Note 4)	$33.84

Class I Shares:
Net asset value, offering and redemption price per share ($282,059,021 applicable to 7,643,546 shares of beneficial interest outstanding - Note 4)	$36.90

Class R3 Shares:
Net asset value, offering and redemption price per share ($89,460,028 applicable to 2,503,540 shares of beneficial interest outstanding - Note 4)	$35.73

Class R4 Shares:
Net asset value, offering and redemption price per share ($28,059,105 applicable to 779,397 shares of beneficial interest outstanding - Note 4)	$36.00

Class R5 Shares:
Net asset value, offering and redemption price per share ($67,871,104 applicable to 1,842,370 shares of beneficial interest outstanding - Note 4)	$36.84

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $404,168)	$12,124,141
Interest income	486,063

Total Income	12,610,204

EXPENSES
Investment advisory fees (Note 3)	6,276,782
Administration fees (Note 3)
Class A Shares	258,699
Class B Shares	5,299
Class C Shares	103,776
Class I Shares	178,595
Class R3 Shares	65,949
Class R4 Shares	20,623
Class R5 Shares	23,498
Distribution and service fees (Note 3)
Class A Shares	509,056
Class B Shares	42,360
Class C Shares	829,019
Class R3 Shares	262,802
Class R4 Shares	41,112
Transfer agent fees
Class A Shares	371,539
Class B Shares	10,709
Class C Shares	141,864
Class I Shares	329,835
Class R3 Shares	133,751
Class R4 Shares	55,505
Class R5 Shares	214,933
Registration and filing fees
Class A Shares	12,327
Class B Shares	9,305
Class C Shares	10,372
Class I Shares	17,481
Class R3 Shares	9,752
Class R4 Shares	11,061
Class R5 Shares	10,490
Custodian fees (Note 3)	119,410
Professional fees	46,869
Accounting fees	37,450
Trustee fees	30,955
Other expenses	206,782

Total Expenses	10,397,960
Less:
Expenses reimbursed by investment advisor (Note 3)	(608,576)

Net Expenses	9,789,384

Net Investment Income	$2,820,820

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2013 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$207,834,524
Forward currency contracts (Note 7)	21,570,796
Foreign currency transactions	(80,125)

229,325,195

Net change in unrealized appreciation (depreciation) on:
Investments	(51,764,888)
Forward currency contracts (Note 7)	1,990,969
Foreign currency translations	(6,676)

(49,780,595)

Net Realized and Unrealized Gain	179,544,600

Net Increase in Net Assets Resulting from Operations	$182,365,420

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Value Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$2,820,820	$(4,429,832)
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	229,325,195	(631,067,391)
Net unrealized appreciation (depreciation) on investments forward currency contracts and foreign currency translations	(49,780,595)	1,039,100,153

Net Increase (Decrease) in Net Assets Resulting from Operations	182,365,420	403,602,930

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class I Shares	—	(1,551,142)
Class R5 Shares	—	(70,867)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(123,514,292)	(441,395,617)
Class B Shares	(2,326,368)	(5,887,171)
Class C Shares	(44,477,090)	(96,800,348)
Class I Shares	(901,687,211)	(1,093,676,019)
Class R3 Shares	(54,440,398)	(59,407,562)
Class R4 Shares	(21,746,750)	(12,929,895)
Class R5 Shares	(73,058,860)	(113,034,533)

Net Decrease in Net Assets	(1,038,885,549)	(1,421,150,224)

NET ASSETS
Beginning of Period	2,075,909,557	3,497,059,781

End of Period	$1,037,024,008	$2,075,909,557

*	Unaudited

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$982,135,399	$959,538,337	$—	$22,597,062
Convertible Bonds	15,957,394	—	15,957,394	—
Short Term Investments	31,145,000	—	31,145,000	—

Total Investments in Securities	$1,029,237,793	$959,538,337	$47,102,394	$22,597,062
Other Financial Instruments**
Forward Currency Contracts	$1,017,010	$—	$1,017,010	$—
Spot Currency	$2,058	$2,058	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,761,702)	$—	$(1,761,702)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2013 is as follows:

	Common Stock	Total
Beginning Balance 9/30/2012	$28,708,875	$28,708,875
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)(a)	1,097,200	1,097,200
Gross Purchases	—	—
Gross Sales	(13,647,200)	(13,647,200)
Change in Unrealized Appreciation
(Depreciation)(b)	6,438,187	6,438,187
Transfers into Level 3(c)	—	—
Transfers out of Level 3(c)	—	—

Ending Balance 3/31/2013(d)	$22,597,062	$22,597,062

(a)	Total amount of net realized gain (loss) from investments recognized in the net increase in assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.
(b)	Total amount of net change in unrealized appreciation (depreciation) on investments recognized in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.
(c)	Transfers into or out of Level 3 were from or to Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2013. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 2.18% of total Net Assets at the period ended March 31, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $4,179 for Class B shares, $118,070 for Class I shares, $224,004 for Class R3 shares, $67,151 for Class R4 Shares, and $195,172 for Class R5 shares.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned net commissions aggregating $7,659 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,213 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2013 (Unaudited)		September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	482,785	$15,953,560	2,352,990	$73,998,364
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(4,289,383)	(139,467,852)	(17,233,010)	(515,396,078)
Redemption fees received*	—	—	—	2,097

Net increase (decrease)	(3,806,598)	$(123,514,292)	(14,880,020)	$(441,395,617)

Class B Shares
Shares sold	6,023	$182,865	17,884	$502,215
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(82,543)	(2,509,233)	(222,434)	(6,389,424)
Redemption fees received*	—	—	—	38

Net increase (decrease)	(76,520)	$(2,326,368)	(204,550)	$(5,887,171)

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2013 (Unaudited)		September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	57,162	$1,773,202	275,887	$8,009,804
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,510,644)	(46,250,292)	(3,647,279)	(104,810,897)
Redemption fees received*	—	—	—	745

Net increase (decrease)	(1,453,482)	$(44,477,090)	(3,371,392)	$(96,800,348)

Class I Shares
Shares sold	1,309,941	$43,947,179	8,910,782	$276,595,590
Shares issued to shareholders in reinvestment of dividends	—	—	41,518	1,245,554
Shares repurchased	(27,915,276)	(945,634,390)	(44,342,531)	(1,371,522,659)
Redemption fees received*	—	—	—	5,496

Net increase (decrease)	(26,605,335)	$(901,687,211)	(35,390,231)	$(1,093,676,019)

Class R3 Shares
Shares sold	220,539	$7,146,193	1,002,888	$30,300,227
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,905,720)	(61,586,591)	(2,965,638)	(89,708,297)
Redemption fees received*	—	—	—	508

Net increase (decrease)	(1,685,181)	$(54,440,398)	(1,962,750)	$(59,407,562)

Class R4 Shares
Shares sold	130,268	$4,289,119	513,200	$15,392,038
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(811,057)	(26,035,869)	(928,348)	(28,322,089)
Redemption fees received*	—	—	—	156

Net increase (decrease)	(680,789)	$(21,746,750)	(415,148)	$(12,929,895)

Class R5 Shares
Shares sold	181,831	$6,089,688	1,670,971	$51,972,167
Shares issued to shareholders in reinvestment of dividends	—	—	2,345	70,250
Shares repurchased	(2,378,111)	(79,148,548)	(5,266,749)	(165,077,614)
Redemption fees received*	—	—	—	664

Net increase (decrease)	(2,196,280)	$(73,058,860)	(3,593,433)	$(113,034,533)

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $522,975,003 and $1,663,535,210, respectively.

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$814,330,726

Gross unrealized appreciation on a tax basis	$248,618,901
Gross unrealized depreciation on a tax basis	(33,711,834)

Net unrealized appreciation (depreciation) on investments (tax basis)	$214,907,067

At March 31, 2013, the Fund had deferred late-year tax basis ordinary investment losses and capital losses occurring subsequent to October 31, 2011 of $4,647,639 and $527,666,296 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Fund had cumulative tax basis capital losses of $109,968,347, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At March 31, 2013, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$204,425,697
2018	242,353,997

$446,779,694

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2013 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward

26    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly values of open sell currency contracts for the six months ended March 31, 2013 was $273,053,683. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the six months ended March 31, 2013.

The following table displays the outstanding forward currency contracts at March 31, 2013:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	Buy	4,002,100	05/23/2013	4,151,184	$44,069	$—
Australian Dollar	Buy	4,480,500	05/23/2013	4,647,405	13,403	—
Australian Dollar	Buy	3,670,900	05/23/2013	3,807,646	3,272	—
Australian Dollar	Sell	5,121,800	05/23/2013	5,312,594	—	(43,184)
Australian Dollar	Sell	11,854,800	05/23/2013	12,296,408	—	(49,807)
Australian Dollar	Sell	16,331,200	05/23/2013	16,939,560	—	(269,487)
Euro	Sell	53,260,000	05/29/2013	68,298,088	806,762	—
Euro	Buy	5,803,500	05/29/2013	7,442,132	—	(418,070)
Euro	Buy	14,646,800	05/29/2013	18,782,359	—	(981,154)
Japanese Yen	Sell	8,012,616,700	08/27/2013	85,218,242	149,504	—

Total					$1,017,010	$(1,761,702)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2013

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$1,017,010

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,761,702)

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2013 are disclosed in the following tables:

Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$21,570,796	$21,570,796

Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$1,990,969	$1,990,969

Certified Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2013 (Unaudited)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

28    Certified Semi-Annual Report

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Certified Semi-Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income ( Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate(%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$31.51	0.04	4.43	4.47	—	—	—	$35.98	0.26	(d)	1.44	(d)	1.44	(d)	1.44	(d)	14.19	35.55	$399,890
2012(c)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)		1.32		1.32		1.32		13.71	54.16	$470,120
2011(c)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)		1.28		1.28		1.28		(8.97)	64.14	$825,700
2010(c)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65		1.31		1.31		1.31		3.21	72.75	$1,131,594
2009(c)	$28.02	0.37	1.67	2.04	(0.40)	—	(0.40)	$29.66	1.58		1.34		1.34		1.34		7.65	83.00	$1,204,450
2008(c)	$44.17	0.18	(12.26)	(12.08)	(0.14)	(3.93)	(4.07)	$28.02	0.52		1.27		1.27		1.27		(29.52)	70.65	$1,088,766
Class B Shares
2013(b)	$29.25	(0.10)	4.10	4.00	—	—	—	$33.25	(0.68	)(d)	2.38	(d)	2.38	(d)	2.48	(d)	13.68	35.55	$8,076
2012	$25.99	(0.38)	3.64	3.26	—	—	—	$29.25	(1.33)		2.34		2.34		2.36		12.53	54.16	$9,344
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)		2.19		2.19		2.19		(9.79)	64.14	$13,616
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)		2.18		2.18		2.18		2.29	72.75	$22,036
2009	$26.66	0.16	1.58	1.74	(0.19)	—	(0.19)	$28.21	0.74		2.22		2.22		2.22		6.72	83.00	$38,630
2008	$42.36	(0.09)	(11.68)	(11.77)	— (e)	(3.93)	(3.93)	$26.66	(0.28)		2.05		2.05		2.05		(30.05)	70.65	$64,287
Class C Shares
2013(b)	$29.75	(0.08)	4.17	4.09	—	—	—	$33.84	(0.49	)(d)	2.19	(d)	2.19	(d)	2.19	(d)	13.75	35.55	$161,609
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)		2.09		2.09		2.09		12.86	54.16	$185,286
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)		2.03		2.03		2.03		(9.66)	64.14	$253,065
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)		2.06		2.06		2.06		2.43	72.75	$329,761
2009	$26.99	0.18	1.61	1.79	(0.23)	—	(0.23)	$28.55	0.81		2.12		2.12		2.12		6.83	83.00	$361,966
2008	$42.82	(0.08)	(11.81)	(11.89)	(0.01)	(3.93)	(3.94)	$26.99	(0.23)		2.02		2.01		2.02		(30.03)	70.65	$401,880
Class I Shares
2013(b)	$32.24	0.10	4.56	4.66	—	—	—	$36.90	0.60	(d)	0.98	(d)	0.98	(d)	1.02	(d)	14.45	35.55	$282,059
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07		0.93		0.93		0.93		14.18	54.16	$1,104,163
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27		0.91		0.91		0.91		(8.65)	64.14	$1,968,181
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97		0.94		0.94		0.94		3.62	72.75	$2,087,380
2009	$28.47	0.46	1.70	2.16	(0.48)	—	(0.48)	$30.15	1.94		0.98		0.97		1.00		8.04	83.00	$1,575,522
2008	$44.80	0.32	(12.45)	(12.13)	(0.27)	(3.93)	(4.20)	$28.47	0.92		0.91		0.90		0.91		(29.24)	70.65	$1,961,495
Class R3 Shares
2013(b)	$31.28	0.06	4.39	4.45	—	—	—	$35.73	0.35	(d)	1.35	(d)	1.35	(d)	1.77	(d)	14.23	35.55	$89,460
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)		1.35		1.35		1.66		13.70	54.16	$131,013
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)		1.35		1.35		1.64		(9.03)	64.14	$169,234
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57		1.35		1.35		1.66		3.14	72.75	$200,362
2009	$27.86	0.36	1.66	2.02	(0.40)	—	(0.40)	$29.48	1.57		1.35		1.35		1.72		7.62	83.00	$162,231
2008	$43.94	0.17	(12.19)	(12.02)	(0.13)	(3.93)	(4.06)	$27.86	0.50		1.35		1.35		1.66		(29.54)	70.65	$161,517
Class R4 Shares
2013(b)	$31.50	0.07	4.43	4.50	—	—	—	$36.00	0.46	(d)	1.25	(d)	1.25	(d)	1.66	(d)	14.29	35.55	$28,059
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)		1.25		1.25		1.50		13.80	54.16	$45,989
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)		1.25		1.25		1.47		(8.92)	64.14	$51,900
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63		1.25		1.25		1.49		3.25	72.75	$54,461
2009	$27.99	0.39	1.67	2.06	(0.43)	—	(0.43)	$29.62	1.65		1.25		1.25		1.54		7.74	83.00	$44,037
2008	$44.14	0.19	(12.23)	(12.04)	(0.18)	(3.93)	(4.11)	$27.99	0.58		1.24		1.24		1.48		(29.47)	70.65	$29,462
Class R5 Shares
2013(b)	$32.19	0.11	4.54	4.65	—	—	—	$36.84	0.68	(d)	0.99	(d)	0.99	(d)	1.41	(d)	14.45	35.55	$67,871
2012	$28.22	— (f)	3.98	3.98	(0.01)	—	(0.01)	$32.19	—	(g)	0.99		0.99		1.17		14.10	54.16	$129,995
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20		0.98		0.99		1.09		(8.70)	64.14	$215,364
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91		0.99		0.99		1.12		3.54	72.75	$228,768
2009	$28.45	0.46	1.71	2.17	(0.49)	—	(0.49)	$30.13	1.93		0.98		0.98		1.18		8.05	83.00	$165,663
2008	$44.78	0.32	(12.47)	(12.15)	(0.25)	(3.93)	(4.18)	$28.45	0.92		0.98		0.98		1.03		(29.30)	70.65	$135,173

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net investment income (loss) was less than $0.01 per share.
(g)	Net investment loss was less than (0.01)%.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Semi-Annual Report	Certified Semi-Annual Report 31

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,141.90	$7.68
Hypothetical*	$1,000.00	$1,017.76	$7.24
Class B Shares
Actual	$1,000.00	$1,136.80	$12.68
Hypothetical*	$1,000.00	$1,013.06	$11.94
Class C Shares
Actual	$1,000.00	$1,137.50	$11.67
Hypothetical*	$1,000.00	$1,014.02	$10.99
Class I Shares
Actual	$1,000.00	$1,144.50	$5.25
Hypothetical*	$1,000.00	$1,020.03	$4.95
Class R3 Shares
Actual	$1,000.00	$1,142.30	$7.21
Hypothetical*	$1,000.00	$1,018.20	$6.79
Class R4 Shares
Actual	$1,000.00	$1,142.90	$6.68
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R5 Shares
Actual	$1,000.00	$1,144.50	$5.29
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.44%; B: 2.38%; C: 2.19%; I: 0.98%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Value Fund	March 31, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to March 31, 2013)

Average Annual Total Returns

For Periods Ended March 31, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	1.01%	1.25%	6.96%	8.65%
B Shares (Incep: 4/3/00)	-0.25%	0.88%	6.74%	1.85%
C Shares (Incep: 10/2/95)	3.96%	1.41%	6.63%	8.10%
I Shares (Incep: 11/2/98)	6.22%	2.58%	7.86%	5.84%
R3 Shares (Incep: 7/1/03)	5.80%	2.15%	—	5.47%
R4 Shares (Incep: 2/1/07)	5.91%	2.26%	—	0.08%
R5 Shares (Incep: 2/1/05)	6.20%	2.53%	—	4.77%
S&P 500 Index (Since 10/2/95)	13.96%	5.81%	8.53%	7.81%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

Certified Semi-Annual Report    33

OTHER INFORMATION

Thornburg Value Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH170

Thornburg Investment Management®

Thornburg International Value Fund

Informational Brochure and Semi-Annual Report – March 31, 2013

Includes All Share Classes

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of declines in value and greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, R5 and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country (AC) World ex-U.S. Index – A market capitalization weighted index representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

London Interbank Offered Rate (LIBOR) – An interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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THORNBURG INTERNATIONAL VALUE FUND

Portfolio Managers

Lei Wang, CFA, Wendy Trevisani, Bill Fries, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.29%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers: its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	6.36%	4.60%	-0.06%	11.83%	8.23%
With sales charge	1.56%	3.01%	-0.98%	11.31%	7.90%
MSCI EAFE Index
(Since 5/28/98)	11.25%	5.00%	-0.89%	9.69%	3.76%

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The current posture is to maintain a portfolio of 50–75 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2013

Top Contributors	Top Detractors
Toyota Motor Corp.	Baidu, Inc. ADS
Reckitt Benckiser Group plc	BG Group plc
Mitsubishi UFJ Financial Group, Inc.	Hyundai Motor Co. Ltd.
adidas AG	Fresenius Medical Care AG & Co.
ARM Holdings plc	Deutsche Bank AG

Source: FactSet

Key Portfolio Attributes

As of March 31, 2013

Portfolio P/E Trailing 12-months*	15.1x

Portfolio Price to Cash Flow*	6.9x

Portfolio Price to Book Value*	2.1x

Median Market Cap*	$33.9 B

7-Year Beta (A Shares vs. MSCI EAFE)*	0.9

Number of Companies	73

*	Source: FactSet

Market Capitalization Exposure

As of March 31, 2013

Basket Structure

As of March 31, 2013

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Thornburg International Value Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

LETTER TO SHAREHOLDERS

April 17, 2013

Dear Fellow Shareholder:

As we enter the spring season, equity markets have continued the ascension that began last summer. Despite sequestration, the Cyprus bailout, threats of nuclear war from North Korea, and ongoing conflicts in the Middle East, optimism in the securities markets has prevailed. Global stock markets were somewhat mixed over the past six months, with Japan and the U.S. leading on the upside; the U.S. market reached an all-time high at the end of March 2013. The Japanese market rallied dramatically as Prime Minister Shinzo Abe’s government promoted an inflationary monetary policy to reverse the long deflationary trend. In contrast, the emerging markets largely disappointed, especially the larger BRIC nations (Brazil, Russia, India and China), a few of which posted negative returns during the period.

Investment results for the Thornburg International Value Fund during the first half of the fiscal year beginning in October 2012 were positive. The total return of the Fund’s Class A shares at net asset value (NAV) was 7.82%, below the 12.04% of the MSCI EAFE Index and the 9.35% of the MSCI AC World ex-US Index. One of the best-performing stocks in the portfolio was U.K.-based ARM Holdings, a designer of semiconductor electronic chips for products including mobile phones and other consumer devices. The stock continues to benefit from growing market penetration of smart phones and from royalties received from use of their products. Japanese holdings Toyota, Komatsu, and Mitsubishi UFJ (Japan’s largest bank) were also excellent performers, participating in the Japanese rally that ensued with Prime Minister Abe’s reform proposals toward the end of 2012. Other strong performers were a diversified group and included watch and jewelry producer Swatch, sports footwear and equipment manufacturer adidas, aircraft company Embraer, aircraft engine maker Rolls-Royce, and household and personal products company Reckitt Benckiser.

We also held some stocks that reported disappointing fundamental developments. Along with a material underweight in Japan, this resulted in sub-par relative performance. BG Group, Carnival Cruise Lines, and Teva Pharmaceutical were among those that disappointed. Our emerging-market holdings did not keep pace with developed-market counterparts, in part reflecting concerns of slowing growth in Asia – particularly in China. Although Chinese GDP growth is still forecast to be above 7%, confidence in the continuation of this growth rate seems to be waning. As a result, Chinese holdings Baidu (a leading search engine provider) and CNOOC (an offshore oil and gas producer) did not perform well. Coal India and Brazilian firm Natura Cosmeticos also declined during the period. Other names that detracted from returns included Teck Resources, Pearson, and Check Point Software.

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LETTER TO SHAREHOLDERS,

CONTINUED

Portfolio transactions over the period were numerous. Concurrent with developments in Japan, we initiated positions in leading global tire production franchise Bridgestone Corp, industrial and farm equipment manufacturer Kubota, telecom service provider Softbank (which has stakes in leading Chinese internet companies and a pending acquisition of U.S.-based Sprint), and Japan Exchange Group, which represents the recently combined stock, derivative, and clearing entities of the Tokyo and Osaka exchanges. Other additions were more diverse in geography and sector. These included U.K.-based luxury goods company Burberry, Canadian athletic apparel retailer Lululemon, and U.K.-based global advertising agency WPP Group. Further additions included Netherlands-based ASML, Latin American MercadoLibre, and Spanish Amadeus in the technology sector, U.K.-based Tullow and Italian Saipem in the energy sector, and Swiss Roche Holdings in the health care sector. Apart from WPP Group, whose advertising business is similar to that of current holding Publicis, each of the additions occupies a unique and leading position within its industry or branded business. ASML dominates the assembly of wafer steppers critical to the manufacture of semiconductors. MercadoLibre operates Latin America’s premier e-commerce site, and Amadeus is the leading independent provider of reservation software and other IT services for travel agents and airlines. Tullow is an oil and gas exploration company with potentially meaningful discoveries in frontier geographies in Africa. Saipem’s engineering and construction experience positions it among the industry’s leaders in providing deep-water offshore production capabilities. Pharmaceutical firm Roche continues to extend the life of its well-established and growing oncology franchise as well as its leading diagnostics business.

On the sale side, we eliminated a similarly diverse array of holdings such as Tesco, China Life, Dai-ichi Life, Svenska Handelsbanken, BG Group, BM&F Bovespa, and Hyundai Motors. Handelsbanken and Hyundai reached target prices. Bovespa was sold opportunistically as it approached what we deemed fair value and as we became increasingly concerned about both the competitive landscape and macroeconomic developments. Tesco and BG were sold because of changes in business fundamentals. The Asian life insurance companies were eliminated in favor of alternative investments.

As always, we manage the portfolio with both risk and return in mind. There was plenty to worry about during the period, not the least of which was another bailout in the Euro zone (Cyprus). With concerns of sovereign debt and the related health status of the European banks, we have tried to position the portfolio away from this risk, as exemplified by investments in two Hong-Kong-traded Chinese banks and two Asian-oriented U.K. banks. Unfortunately, worries about a slowdown in China and other emerging markets pressured performance in the Chinese banks, and regulatory fines related to money laundering and LIBOR rate manipulation pressured performance in the Asian-centric U.K.-based banks.

8     Certified Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

While stock markets around the world – most notably in the U.S. – have moved higher, few prognosticators have an elevated level of confidence that the global economy will continue to expand at the recently experienced pace. Nonetheless, with current yields on fixed income investments at very low levels, stocks with above-average dividend yields are increasingly attracting investors who seek income. These issues have performed well since the market bottom in 2009. The changes taking place in Japan seem profound, impacting both investors and business attitudes. The weak yen will enhance the global competitive environment for many of Japan’s exporters. The recent sharp rise in the Japanese market begs the question: Do stocks already reflect the impact of these changes? As we head into the spring and summer seasons, we are hopeful that markets will not repeat the downturn experienced over the last several summers. The sovereign debt and banking issues in Europe appear less threatening than in the recent past. With the U.S. and China extending growth, and Japan under new management, we retain faith that our optimism is not misplaced.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2013 (Unaudited)

Top Ten Equity Holdings

As of 3/31/13

Mitsubishi UFJ Financial Group, Inc.	2.8%	adidas AG	2.2%
Toyota Motor Corp.	2.5%	Schlumberger Ltd.	2.1%
Reckitt Benckiser plc	2.5%	Novartis AG	2.1%
LVMH Moet Hennessy Louis Vuitton SA	2.4%	Standard Chartered plc	2.1%
Novo Nordisk A/S	2.4%	Roche Holding AG	2.0%

Summary of Industry Exposure

As of 3/31/13

Banks	11.5%	Health Care Equipment & Services	3.8%
Software & Services	7.7%	Semiconductors & Semiconductor Equipment	3.6%
Consumer Durables & Apparel	7.5%	Household & Personal Products	3.4%
Capital Goods	7.1%	Retailing	3.3%
Pharmaceuticals, Biotechnology & Life Sciences	6.9%	Consumer Services	3.1%
Energy	6.9%	Insurance	3.0%
Automobiles & Components	6.3%	Telecommunication Services	2.2%
Materials	5.8%	Food & Staples Retailing	1.5%
Diversified Financials	4.5%	Transportation	1.1%
Food, Beverage & Tobacco	4.1%	Other Assets & Liabilities	2.8%
Media	3.9%

Summary of Country Exposure

As of 3/31/13 (percent of equity holdings)

United Kingdom	20.6%	Ireland	2.5%
Germany	12.4%	United States	1.9%
Japan	11.5%	Sweden	1.7%
Switzerland	8.3%	Mexico	1.6%
France	7.7%	South Korea	1.5%
China	7.1%	Israel	1.1%
Canada	6.0%	Italy	1.0%
Hong Kong	3.7%	Russia	0.7%
Netherlands	3.5%	Argentina	0.6%
Brazil	3.4%	India	0.4%
Denmark	2.5%	Spain	0.3%

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 95.64%

AUTOMOBILES & COMPONENTS — 4.82%
AUTO COMPONENTS — 2.30%
Bridgestone Corp.	9,094,633	$304,329,888
Cie Generale des Establissements Michelin	4,265,411	356,762,234
AUTOMOBILES — 2.52%
Toyota Motor Corp.	14,164,526	726,019,418

		1,387,111,540

BANKS — 11.46%
COMMERCIAL BANKS — 11.46%
China Merchants Bank Co. Ltd.	54,161,935	114,707,436
HSBC Holdings plc	54,309,547	573,701,020
Industrial & Commercial Bank of China Ltd.	798,834,688	559,823,860
Itau Unibanco Holding SA ADR	24,501,806	436,132,147
Mitsubishi UFJ Financial Group, Inc.	136,417,458	817,330,922
[a] Royal Bank of Scotland Group plc	45,277,400	189,534,998
Standard Chartered plc	23,401,106	605,710,154

		3,296,940,537

CAPITAL GOODS — 7.14%
AEROSPACE & DEFENSE — 2.22%
Embraer S.A.	6,481,245	231,186,009
Rolls Royce Holdings plc	23,775,882	408,226,706
INDUSTRIAL CONGLOMERATES — 1.85%
Siemens AG	4,943,788	532,514,794
MACHINERY — 3.07%
Fanuc Ltd.	1,917,353	293,097,250
Komatsu Ltd.	19,274,050	457,204,586
Kubota Corp.	9,183,552	132,482,749

		2,054,712,094

CONSUMER DURABLES & APPAREL — 7.46%
TEXTILES, APPAREL & LUXURY GOODS — 7.46%
adidas AG	6,003,461	622,877,106
Burberry Group plc	13,832,928	279,335,048
[a,b] Lululemon Athletica, Inc.	6,333,152	394,872,027
LVMH Moet Hennessy Louis Vuitton SA	4,085,056	701,158,278
Swatch Group AG	255,065	148,315,475

		2,146,557,934

CONSUMER SERVICES — 3.07%
HOTELS, RESTAURANTS & LEISURE — 3.07%
[b] Carnival plc	10,379,403	363,363,401
Yum! Brands, Inc.	7,231,960	520,267,202

		883,630,603

DIVERSIFIED FINANCIALS — 4.46%
CAPITAL MARKETS — 2.39%
Deutsche Bank AG	10,429,705	406,628,037
Julius Baer Group Ltd.	7,220,696	280,749,910

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 2.07%
Hong Kong Exchanges & Clearing Ltd.	30,228,994	$515,203,884
Japan Exchange Group, Inc.	882,953	81,790,515

		1,284,372,346

ENERGY — 6.90%
ENERGY EQUIPMENT & SERVICES — 3.15%
Saipem S.p.A.	9,394,840	288,906,365
Schlumberger Ltd.	8,256,726	618,346,210
OIL, GAS & CONSUMABLE FUELS — 3.75%
Cenovus Energy, Inc.	7,442,913	230,500,608
CNOOC Ltd.	265,808,980	510,212,985
Coal India Ltd.	20,192,027	115,059,260
Tullow Oil plc	11,910,810	222,784,864

		1,985,810,292

FOOD & STAPLES RETAILING — 1.55%
FOOD & STAPLES RETAILING — 1.55%
Wal-Mart de Mexico SAB de C.V.	137,062,200	447,203,094

		447,203,094

FOOD, BEVERAGE & TOBACCO — 4.10%
BEVERAGES — 1.44%
SABMiller plc	7,872,492	414,358,682
FOOD PRODUCTS — 1.08%
Nestle SA	4,295,763	310,654,303
TOBACCO — 1.58%
British American Tobacco plc	8,474,927	454,179,741

		1,179,192,726

HEALTH CARE EQUIPMENT & SERVICES — 3.79%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.93%
Covidien plc	3,957,398	268,469,880
HEALTH CARE PROVIDERS & SERVICES — 2.86%
Fresenius Medical Care AG & Co.	8,353,859	563,797,299
Sinopharm Group Co. H	79,856,278	257,184,424

		1,089,451,603

HOUSEHOLD & PERSONAL PRODUCTS — 3.41%
HOUSEHOLD PRODUCTS — 2.49%
Reckitt Benckiser plc	9,983,809	715,715,681
PERSONAL PRODUCTS — 0.92%
Natura Cosmeticos SA	10,840,700	264,908,458

		980,624,139

INSURANCE — 3.02%
INSURANCE — 3.02%
AIA Group Ltd.	120,843,705	527,739,158
Allianz SE	2,511,439	341,083,782

		868,822,940

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 5.82%
CHEMICALS — 4.67%
Air Liquide SA	4,574,174	$555,733,862
Potash Corp. of Saskatchewan, Inc.	10,109,500	396,797,875
Syngenta AG	932,280	388,900,116
METALS & MINING — 1.15%
Teck Resources Ltd.	11,774,100	331,485,219

		1,672,917,072

MEDIA — 3.86%
MEDIA — 3.86%
Pearson plc	16,108,031	289,788,063
Publicis Groupe	7,975,402	534,779,533
WPP plc	17,976,694	286,531,020

		1,111,098,616

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.95%
PHARMACEUTICALS — 6.95%
Novartis AG	8,627,696	613,018,114
Novo Nordisk A/S	4,294,949	697,807,373
Roche Holding AG	2,524,074	587,612,297
Teva Pharmaceutical Industries Ltd. ADR	2,511,268	99,647,114

		1,998,084,898

RETAILING — 3.26%
SPECIALTY RETAIL — 3.26%
Hennes & Mauritz AB	13,523,874	483,547,681
Kingfisher plc	104,001,992	454,798,245

		938,345,926

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.63%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.63%
ARM Holdings plc	18,949,517	265,182,040
ASML Holding N.V.	5,398,872	363,121,171
Samsung Electronics Co. Ltd.	306,407	415,849,874

		1,044,153,085

SOFTWARE & SERVICES — 7.65%
INFORMATION TECHNOLOGY SERVICES — 1.80%
Accenture plc	5,642,949	428,694,836
Amadeus IT Holding SA	3,268,172	88,289,684
INTERNET SOFTWARE & SERVICES — 3.16%
[a] Baidu, Inc. ADR	4,186,044	367,116,059
MercadoLibre, Inc.	1,640,671	158,423,192
Tencent Holdings Ltd.	5,647,797	179,564,228
[a] Yandex NV	8,863,652	204,927,634
SOFTWARE — 2.69%
[a] Check Point Software Technologies Ltd.	4,396,767	206,604,081
SAP AG	7,081,368	567,328,572

		2,200,948,286

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 2.21%
WIRELESS TELECOMMUNICATION SERVICES — 2.21%
KDDI Corp.	6,327,380	$263,822,877
SoftBank Corp.	3,124,407	143,383,845
Vodafone Group plc	80,547,386	228,375,453

		635,582,175

TRANSPORTATION — 1.08%
ROAD & RAIL — 1.08%
Canadian National Railway Co.	3,090,000	310,566,521

		310,566,521

TOTAL COMMON STOCK (Cost $21,772,132,100)		27,516,126,427

PREFERRED STOCK — 1.51%
AUTOMOBILES & COMPONENTS — 1.51%
AUTOMOBILES — 1.51%
Volkswagen AG Pfd	2,184,701	434,071,408

TOTAL PREFERRED STOCK (Cost $189,536,492)		434,071,408

SHORT TERM INVESTMENTS — 2.42%
AT&T, Inc., 0.51%, 7/22/2013	$50,000,000	49,920,667
Atlantic City Electric, 0.29%, 4/3/2013	20,000,000	19,999,678
Bank of New York Tri-Party Repurchase Agreement 0.36% dated 3/28/2013 due 4/1/2013, repurchase price $136,005,440 collateralized by 5 corporate debt securities and 34 U.S. Government debt securities, having an average coupon of 2.8936%, a minimum credit rating of BBB-, maturity dates from 11/15/2018 to 4/1/2043, and having an aggregate market value of $140,431,218 at 3/28/2013	136,000,000	136,000,000
Consolidated Edison Co. of New York, Inc., 0.26%, 4/1/2013	45,000,000	45,000,000
ENI Coordination Center, 0.35%, 4/2/2013	68,700,000	68,699,332
Hitachi America, 0.35%, 4/3/2013	100,000,000	99,998,056
Johnson Controls, 0.30%, 4/3/2013	75,000,000	74,998,750
Kinder Morgan Energy, 0.31%, 4/1/2013	5,000,000	5,000,000
Kinder Morgan Energy, 0.31%, 4/2/2013	47,700,000	47,699,589
Northeast Utilities, 0.30%, 4/3/2013	16,963,000	16,962,717
Northeast Utilities, 0.30%, 4/4/2013	60,000,000	59,998,500
Oglethorpe Power Corp., 0.30%, 4/1/2013	16,238,000	16,238,000
Oglethorpe Power Corp., 0.30%, 4/3/2013	22,471,000	22,470,625
PPL Energy Supply LLC, 0.30%, 4/2/2013	5,800,000	5,799,952
Spectra Energy Capital, 0.30%, 4/2/2013	17,000,000	16,999,858
Tyco Electronics Group SA, 0.31%, 4/1/2013	9,802,000	9,802,000

TOTAL SHORT TERM INVESTMENTS (Cost $695,587,724)		695,587,724

TOTAL INVESTMENTS — 99.57% (Cost $22,657,256,316)		$28,645,785,559
OTHER ASSETS LESS LIABILITIES — 0.43%		124,144,971

NET ASSETS — 100.00%		$28,769,930,530

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2012	Gross Additions	Gross Reductions	Shares/Principal March 31, 2013	Market Value March 31, 2013	Investment Income
Carnival plc	10,740,103	1,433,500	1,794,200	10,379,403	$363,363,401	$11,803,415
Lululemon Athletica, Inc.	—	6,333,152	—	6,333,152	394,872,027	—

Total non-controlled affiliated issuers – 2.64% of net assets					$758,235,428	$11,803,415

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-affiliated issuers (cost $21,811,996,921)	$27,887,550,131
Non-controlled affiliated issuers (cost $ 845,259,395)	758,235,428
Cash	13,721,252
Receivable for investments sold	230,037,696
Receivable for fund shares sold	69,722,697
Unrealized appreciation on forward currency contracts (Note 7)	86,937,820
Dividends receivable	83,721,885
Dividend and interest reclaim receivable	36,942,174
Interest receivable	5,440
Prepaid expenses and other assets	511,705

Total Assets	29,167,386,228

LIABILITIES
Payable for investments purchased	270,867,945
Payable for fund shares redeemed	66,530,845
Payable to custodian	4,613,041
Unrealized depreciation on forward currency contracts (Note 7)	23,288,855
Payable to investment advisor and other affiliates (Note 3)	21,591,215
Accounts payable and accrued expenses	10,563,797

Total Liabilities	397,455,698

NET ASSETS	$28,769,930,530

NET ASSETS CONSIST OF:
Undistributed net investment income	$36,584,351
Net unrealized appreciation on investments	6,050,352,114
Accumulated net realized gain (loss)	(4,297,396,104)
Net capital paid in on shares of beneficial interest	26,980,390,169

$28,769,930,530

16    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 5,363,118,280 applicable to 190,876,540 shares of beneficial interest outstanding - Note 4)	$28.10
Maximum sales charge, 4.50% of offering price	1.32

Maximum offering price per share	$29.42

Class B Shares:
Net asset value per share* ($ 37,946,011 applicable to 1,450,456 shares of beneficial interest outstanding - Note 4)	$26.16

Class C Shares:
Net asset value and offering price per share* ($ 1,205,736,286 applicable to 45,846,365 shares of beneficial interest outstanding - Note 4)	$26.30

Class I Shares:
Net asset value, offering and redemption price per share ($ 13,983,099,814 applicable to 487,338,164 shares of beneficial interest outstanding - Note 4)	$28.69

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 1,247,477,411 applicable to 44,360,879 shares of beneficial interest outstanding - Note 4)	$28.12

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 1,362,235,272 applicable to 48,705,165 shares of beneficial interest outstanding - Note 4)	$27.97

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 4,538,340,637 applicable to 158,382,532 shares of beneficial interest outstanding - Note 4)	$28.65

Class R6 Shares:
Net asset value, offering and redemption price per share ($ 1,031,976,819 applicable to 36,026,780 shares of beneficial interest outstanding - Note 4)	$28.64

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $19,061,927)	$227,449,583
Non-controlled affiliated issuers (net of foreign taxes withheld $ 0)	11,803,415
Interest income	1,660,176

Total Income	240,913,174

EXPENSES
Investment advisory fees (Note 3)	95,590,638
Administration fees (Note 3)
Class A Shares	3,383,510
Class B Shares	25,805
Class C Shares	772,852
Class I Shares	3,298,148
Class R3 Shares	811,718
Class R4 Shares	883,824
Class R5 Shares	1,161,386
Distribution and service fees (Note 3)
Class A Shares	6,699,782
Class B Shares	206,260
Class C Shares	6,188,606
Class R3 Shares	3,249,411
Class R4 Shares	1,805,481
Transfer agent fees
Class A Shares	4,129,460
Class B Shares	39,925
Class C Shares	868,870
Class I Shares	5,003,655
Class R3 Shares	1,266,744
Class R4 Shares	1,738,287
Class R5 Shares	4,910,382
Class R6 Shares	1,694
Registration and filing fees
Class A Shares	24,478
Class B Shares	9,246
Class C Shares	18,890
Class I Shares	99,831
Class R3 Shares	12,046
Class R4 Shares	18,241
Class R5 Shares	24,778
Class R6 Shares	35,377
Custodian fees (Note 3)	3,613,321
Professional fees	231,245
Accounting fees	466,600
Trustee fees	465,650
Other expenses	1,593,059

Total Expenses	$148,649,200

18    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2013 (Unaudited)

Less:
Expenses reimbursed by investment advisor (Note 3)	$(2,166,099)
Fees paid indirectly (Note 3)	(55,556)

Net Expenses	146,427,545

Net Investment Income	94,485,629

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	702,233,046
Non-controlled affiliated issuers	(19,072,334)
Forward currency contracts (Note 7)	57,149,278
Foreign currency transactions	(2,779,037)

737,530,953

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	1,268,348,455
Non-controlled affiliated issuers	(23,332,031)
Forward currency contracts (Note 7)	39,245,999
Foreign currency translations	(369,276)

1,283,893,147

Net Realized and Unrealized Gain	2,021,424,100

Net Increase in Net Assets Resulting from Operations	$2,115,909,729

See notes to financial statements.

Certified Semi-Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$94,485,629	$345,486,279
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	737,530,953	(749,948,440)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	1,283,893,147	3,832,908,986

Net Increase (Decrease) in Net Assets Resulting from Operations	2,115,909,729	3,428,446,825

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,827,858)	(64,056,950)
Class B Shares	—	(243,509)
Class C Shares	—	(7,630,934)
Class I Shares	(51,111,021)	(182,520,040)
Class R3 Shares	—	(13,188,781)
Class R4 Shares	(890,455)	(17,741,517)
Class R5 Shares	(12,662,366)	(64,779,792)
Class R6 Shares	(4,720,719)	(1,569,796)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(470,936,030)	(1,202,692,533)
Class B Shares	(9,085,796)	(18,438,983)
Class C Shares	(138,086,469)	(297,916,156)
Class I Shares	521,410,308	190,061,072
Class R3 Shares	(174,276,382)	(105,812,185)
Class R4 Shares	(237,157,459)	29,709,129
Class R5 Shares	(318,763,975)	302,005,139
Class R6 Shares	510,573,515	471,270,252

Net Increase in Net Assets	1,726,375,022	2,444,901,241

NET ASSETS
Beginning of Period	27,043,555,508	24,598,654,267

End of Period	$28,769,930,530	$27,043,555,508

Undistributed net investment income	$36,584,351	$15,311,141

*	Unaudited

See notes to financial statements.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has eight classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 and Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and Class R5 shares may be subject to a servive fee, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are

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Thornburg International Value Fund	March 31, 2013 (Unaudited)

valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

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Thornburg International Value Fund	March 31, 2013 (Unaudited)

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$27,516,126,427	$27,516,126,427	$—	$—
Preferred Stock	434,071,408	434,071,408	—	—
Short Term Investments	695,587,724	—	695,587,724	—

Total Investments in Securities	$28,645,785,559	$27,950,197,835	$695,587,724	$—
Other Financial Instruments**
Forward Currency Contracts	$86,937,820	$—	$86,937,820	$—
Spot Currency	$176,666	$176,666	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(23,288,855)	$—	$(23,288,855)	$—
Spot Currency	$(511,396)	$(511,396)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

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Thornburg International Value Fund	March 31, 2013 (Unaudited)

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $658,228 for Class R3 shares, $774,061 for Class R4 shares, and $733,810 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned net commissions aggregating $51,527 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $24,816 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $55,556.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	19,588,770	$539,783,736	44,154,940	$1,108,784,333
Shares issued to shareholders in reinvestment of dividends	123,205	3,457,127	2,252,162	56,255,306
Shares repurchased	(37,028,976)	(1,014,176,893)	(94,550,543)	(2,367,750,664)
Redemption fees received*	—	—	—	18,492

Net increase (decrease)	(17,317,001)	$(470,936,030)	(48,143,441)	$(1,202,692,533)

Class B Shares
Shares sold	8,609	$219,950	18,153	$426,733
Shares issued to shareholders in reinvestment of dividends	—	—	7,356	167,235
Shares repurchased	(364,384)	(9,305,746)	(803,916)	(19,033,123)
Redemption fees received*	—	—	—	172

Net increase (decrease)	(355,775)	$(9,085,796)	(778,407)	$(18,438,983)

Class C Shares
Shares sold	1,610,738	$41,671,177	3,972,384	$94,317,067
Shares issued to shareholders in reinvestment of dividends	(4)	(93)	229,919	5,280,728
Shares repurchased	(7,014,724)	(179,757,553)	(16,849,073)	(397,518,284)
Redemption fees received*	—	—	—	4,333

Net increase (decrease)	(5,403,990)	$(138,086,469)	(12,646,770)	$(297,916,156)

Class I Shares
Shares sold	93,248,928	$2,632,243,772	157,722,651	$4,069,279,456
Shares issued to shareholders in reinvestment of dividends	1,426,886	40,880,294	5,106,228	130,962,371
Shares repurchased	(76,474,377)	(2,151,713,758)	(156,331,425)	(4,010,215,905)
Redemption fees received*	—	—	—	35,150

Net increase (decrease)	18,201,437	$521,410,308	6,497,454	$190,061,072

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Thornburg International Value Fund	March 31, 2013 (Unaudited)

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	4,576,811	$126,023,858	13,612,452	$342,095,280
Shares issued to shareholders in reinvestment of dividends	—	—	491,853	12,264,608
Shares repurchased	(10,921,973)	(300,300,240)	(18,208,400)	(460,176,195)
Redemption fees received*	—	—	—	4,122

Net increase (decrease)	(6,345,162)	$(174,276,382)	(4,104,095)	$(105,812,185)

Class R4 Shares
Shares sold	7,209,507	$198,062,354	20,184,388	$506,211,370
Shares issued to shareholders in reinvestment of dividends	25,772	719,799	566,489	14,081,752
Shares repurchased	(16,162,793)	(435,939,612)	(19,386,082)	(490,588,320)
Redemption fees received*	—	—	—	4,327

Net increase (decrease)	(8,927,514)	$(237,157,459)	1,364,795	$29,709,129

Class R5 Shares
Shares sold	23,234,317	$646,954,490	58,044,149	$1,487,608,837
Shares issued to shareholders in reinvestment of dividends	419,922	12,018,157	2,402,448	61,341,403
Shares repurchased	(34,830,640)	(977,736,622)	(48,008,440)	(1,246,957,709)
Redemption fees received*	—	—	—	12,608

Net increase (decrease)	(11,176,401)	$(318,763,975)	12,438,157	$302,005,139

Class R6 Shares**
Shares sold	19,743,366	$557,941,126	17,994,013	$472,237,611
Shares issued to shareholders in reinvestment of dividends	163,721	4,684,068	60,384	1,569,796
Shares repurchased	(1,838,537)	(52,051,679)	(96,167)	(2,537,155)
Redemption fees received	—	—	—	—

Net increase (decrease)	18,068,550	$510,573,515	17,958,230	$471,270,252

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.
**	Effective date for this Class of shares was May 1, 2012.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $5,843,953,481 and $6,012,552,732, respectively.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$22,657,256,316

Gross unrealized appreciation on a tax basis	$6,541,270,367
Gross unrealized depreciation on a tax basis	(552,741,124)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,988,529,243

At March 31, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $721,639,747. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Fund had cumulative tax basis capital losses of $672,354,468, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occured in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At March 31, 2013, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$1,052,728,465
2018	1,792,171,182
2019	753,530,754

$3,598,430,401

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2013 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the six months ended March 31, 2013 was $2,250,445,514. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the six months ended March 31, 2013.

The following table displays the outstanding forward currency contracts at March 31, 2013:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2013

Contract Description	Buy/Sell	Contract amount	Contract Value Date	Value USD	Unrealized appreciation	Unrealized Depreciation
Euro	Sell	1,416,106,700	04/30/2013	1,815,556,106	$2,540,803	$—
Euro	Sell	436,284,100	05/08/2013	559,381,294	275,224	—
Euro	Buy	436,284,100	05/08/2013	559,381,294	—	(16,568,793)
Japanese Yen	Sell	95,175,782,900	07/08/2013	1,011,762,002	74,518,959	—
Japanese Yen	Sell	58,266,406,400	04/05/2013	618,978,512	9,602,834	—
Japanese Yen	Sell	32,490,299,000	07/08/2013	345,386,704	—	(6,720,062)

Total					$86,937,820	$(23,288,855)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2013

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$86,937,820

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(23,288,855)

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2013 are disclosed in the following tables:

Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$57,149,278	$57,149,278

Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$39,245,999	$39,245,999

Certified Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2013 (Unaudited)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Semi-Annual Report    31

FINANCIAL HIGHLIGHTS

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$26.08	0.06	1.98	2.04	(0.02)	—	(0.02)	$28.10	0.45	(d)	1.26	(d)	1.26	(d)	1.26	(d)	7.82	21.70	$5,363,118
2012(c)	$23.14	0.28	2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09		1.29		1.29		1.29		14.02	17.86	$5,429,316
2011(c)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06		1.25		1.25		1.25		(10.10)	20.78	$5,932,896
2010(c)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72		1.33		1.33		1.33		9.43	22.26	$6,704,550
2009(c)	$23.68	0.21	0.24	0.45	(0.22)	—	(0.22)	$23.91	1.09		1.34		1.34		1.34		2.05	32.76	$5,309,704
2008(c)	$36.09	0.37	(9.59)	(9.22)	(0.31)	(2.88)	(3.19)	$23.68	1.23		1.28		1.28		1.28		(27.77)	27.31	$5,510,070
Class B Shares
2013(b)	$24.37	(0.05)	1.84	1.79	—	—	—	$26.16	(0.43	)(d)	2.09	(d)	2.09	(d)	2.09	(d)	7.35	21.70	$37,946
2012	$21.67	0.06	2.77	2.83	(0.13)	—	(0.13)	$24.37	0.26		2.09		2.09		2.09		13.07	17.86	$44,009
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21		2.06		2.06		2.06		(10.80)	20.78	$56,002
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)		2.10		2.10		2.10		8.59	22.26	$74,083
2009	$22.37	0.05	0.22	0.27	(0.08)	—	(0.08)	$22.56	0.29		2.13		2.13		2.13		1.24	32.76	$80,908
2008	$34.33	0.13	(9.06)	(8.93)	(0.15)	(2.88)	(3.03)	$22.37	0.44		2.04		2.04		2.04		(28.33)	27.31	$98,541
Class C Shares
2013(b)	$24.48	(0.04)	1.86	1.82	—	—	—	$26.30	(0.30	)(d)	2.00	(d)	2.00	(d)	2.00	(d)	7.43	21.70	$1,205,736
2012	$21.77	0.08	2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35		2.03		2.03		2.03		13.14	17.86	$1,254,732
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31		1.99		1.99		1.99		(10.78)	20.78	$1,391,173
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)		2.06		2.06		2.06		8.67	22.26	$1,643,753
2009	$22.46	0.06	0.22	0.28	(0.09)	—	(0.09)	$22.65	0.34		2.06		2.06		2.06		1.31	32.76	$1,551,488
2008	$34.45	0.15	(9.10)	(8.95)	(0.16)	(2.88)	(3.04)	$22.46	0.50		2.00		2.00		2.00		(28.28)	27.31	$1,852,185
Class I Shares
2013(b)	$26.66	0.12	2.02	2.14	(0.11)	—	(0.11)	$28.69	0.88	(d)	0.86	(d)	0.86	(d)	0.86	(d)	8.01	21.70	$13,983,100
2012	$23.65	0.40	3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53		0.88		0.88		0.88		14.47	17.86	$12,505,553
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45		0.88		0.88		0.88		(9.77)	20.78	$10,942,112
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17		0.92		0.92		0.92		9.90	22.26	$9,693,445
2009	$24.18	0.31	0.24	0.55	(0.31)	—	(0.31)	$24.42	1.54		0.92		0.92		0.92		2.46	32.76	$6,330,268
2008	$36.77	0.51	(9.79)	(9.28)	(0.43)	(2.88)	(3.31)	$24.18	1.64		0.89		0.89		0.89		(27.45)	27.31	$5,152,506
Class R3 Shares
2013(b)	$26.11	0.03	1.98	2.01	—	—	—	$28.12	0.24	(d)	1.45	(d)	1.45	(d)	1.55	(d)	7.70	21.70	$1,247,478
2012	$23.17	0.24	2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95		1.45		1.45		1.60		13.82	17.86	$1,323,766
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86		1.45		1.45		1.58		(10.27)	20.78	$1,270,000
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61		1.45		1.45		1.63		9.30	22.26	$1,311,041
2009	$23.73	0.20	0.23	0.43	(0.20)	—	(0.20)	$23.96	1.02		1.45		1.45		1.64		1.96	32.76	$1,042,248
2008	$36.18	0.33	(9.63)	(9.30)	(0.27)	(2.88)	(3.15)	$23.73	1.07		1.45		1.45		1.62		(27.90)	27.31	$902,150
Class R4 Shares
2013(b)	$25.96	0.06	1.97	2.03	(0.02)	—	(0.02)	$27.97	0.44	(d)	1.25	(d)	1.25	(d)	1.36	(d)	7.81	21.70	$1,362,235
2012	$23.04	0.29	2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16		1.25		1.25		1.45		14.05	17.86	$1,495,958
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12		1.25		1.25		1.41		(10.11)	20.78	$1,296,493
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85		1.25		1.25		1.49		9.53	22.26	$872,122
2009	$23.60	0.26	0.21	0.47	(0.25)	—	(0.25)	$23.82	1.29		1.25		1.25		1.50		2.16	32.76	$522,363
2008	$36.02	0.44	(9.62)	(9.18)	(0.36)	(2.88)	(3.24)	$23.60	1.51		1.25		1.25		1.40		(27.73)	27.31	$231,960
Class R5 Shares
2013(b)	$26.61	0.10	2.02	2.12	(0.08)	—	(0.08)	$28.65	0.74	(d)	0.96	(d)	0.96	(d)	0.99	(d)	7.97	21.70	$4,538,341
2012	$23.61	0.37	3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44		0.99		0.99		1.06		14.33	17.86	$4,512,144
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39		0.99		0.99		1.04		(9.88)	20.78	$3,709,978
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11		0.99		0.99		1.08		9.86	22.26	$2,462,021
2009	$24.14	0.30	0.23	0.53	(0.29)	—	(0.29)	$24.38	1.51		0.99		0.99		1.08		2.40	32.76	$1,414,122
2008	$36.74	0.50	(9.81)	(9.31)	(0.41)	(2.88)	(3.29)	$24.14	1.65		0.99		0.99		1.01		(27.54)	27.31	$944,582
Class R6 Shares
2013(b)	$26.62	0.17	1.98	2.15	(0.13)	—	(0.13)	$28.64	1.20	(d)	0.74	(d)	0.74	(d)	0.74	(d)	8.09	21.70	$1,031,977
2012(e)	$27.14	0.15	(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35	(d)	0.76	(d)	0.76	(d)	0.76	(d)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this Class of shares was May 1, 2012.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

32 Certified Semi-Annual Report	Certified Semi-Annual Report 33

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses paid During period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,078.20	$6.50
Hypothetical*	$1,000.00	$1,018.67	$6.32
Class B Shares
Actual	$1,000.00	$1,073.50	$10.81
Hypothetical*	$1,000.00	$1,014.50	$10.50
Class C Shares
Actual	$1,000.00	$1,074.30	$10.34
Hypothetical*	$1,000.00	$1,014.97	$10.04
Class I Shares
Actual	$1,000.00	$1,080.10	$4.44
Hypothetical*	$1,000.00	$1,020.66	$4.31
Class R3 Shares
Actual	$1,000.00	$1,077.00	$7.51
Hypothetical*	$1,000.00	$1,017.70	$7.29
Class R4 Shares
Actual	$1,000.00	$1,078.10	$6.47
Hypothetical*	$1,000.00	$1,018.71	$6.28
Class R5 Shares
Actual	$1,000.00	$1,079.70	$4.98
Hypothetical*	$1,000.00	$1,020.14	$4.83
Class R6 Shares
Actual	$1,000.00	$1,080.90	$3.84
Hypothetical*	$1,000.00	$1,021.24	$3.73

†	Expenses are equal to the annualized expense ratio for each class (A: 1.26%; B: 2.09%; C: 2.00%; I: 0.86%; R3: 1.45%; R4: 1.25%; R5: 0.96%; R6: 0.74%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg International Value Fund	March 31, 2013 (Unaudited)

Growth of a hypothetical $10,000 Investment

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to March 31, 2013)

Average Annual Total Returns

For Periods Ended March 31, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	1.56%	-0.98%	11.31%	7.90%
B Shares (Incep: 4/3/00)	0.47%	-1.25%	11.11%	5.40%
C Shares (Incep: 5/28/98)	4.58%	-0.79%	11.00%	7.38%
I Shares (Incep: 3/30/01)	6.79%	0.34%	12.29%	7.92%
R3 Shares (Incep: 7/1/03)	6.15%	-0.21%	—	9.93%
R4 Shares (Incep: 2/1/07)	6.37%	-0.01%	—	1.94%
R5 Shares (Incep: 2/1/05)	6.65%	0.24%	—	7.16%
R6 Shares (Incep: 5/1/12)*	—	—	—	7.95%
MSCI EAFE Index (Since 5/28/98)	11.25%	-0.89%	9.69%	3.76%

*	Not annualized for periods less than one year.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, R5, and R6 shares.

Certified Semi-Annual Report    35

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

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This page is not part of the Semi-Annual Report.    37

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

38    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    39

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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TH176

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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THORNBURG CORE GROWTH FUND

Portfolio Managers

Tim Cunningham, CFA and Greg Dunn

Important

performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.49%, as disclosed in the most recent Prospectus.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio managers Tim Cunningham and Greg Dunn apply a rigorous stock selection process to the investments that comprise the Thorn-burg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Their overarching philosophy is to create a fund that pursues good performance over the long term, while seeking to reduce volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	13.85%	13.92%	5.51%	11.55%	4.98%
With sales charge	8.73%	12.18%	4.54%	11.04%	4.59%
Russell 3000G Index
(Since: 12/27/00)	10.42%	13.19%	7.44%	8.84%	2.24%

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How does the stock selection process work? Before adding a stock to the Fund’s portfolio, we drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative factors. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

We are not go-along-with-the-crowd types and are not tied to mainstream thinking. While we have access to the best of Wall Street’s analysis, we are not ruled by it.

The team tests the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in several ways before reaching an investment decision.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2013

Top Contributors	Top Detractors
WisdomTree Investments, Inc.	Apple, Inc.
Gilead Sciences, Inc.	Allot Communications Ltd.
LinkedIn Corp.	Fusion-io, Inc.
Workday, Inc.	BroadSoft, Inc.
United Rentals, Inc.	HMS Holdings Corp.

Source: FactSet

Key Portfolio Attributes

As of March 31, 2013

Portfolio P/E Trailing 12-months*	26.3x

Portfolio Price to Cash Flow*	17.4x

Portfolio Price to Book Value*	3.9x

Median Market Cap*	$8.0 B

7-Year Beta (A Shares vs. Russell 3000G)*	1.16

Number of Companies	48

*	Source: FactSet

Market Capitalization Exposure

As of March 31, 2013

Basket Structure

As of March 31, 2013

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Thornburg Core Growth Fund –

March 31, 2013

This report is certified under the Sarbanes-oxley act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

April 15, 2013

Dear Fellow Shareholder,

For the six-month period ended March 31, 2013 the Thornburg Core Growth Fund returned 11.41% for the Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 3000 Growth Index, which returned 8.52%. On March 31, 2013, the NAV of the Class A shares was $21.29.

After a short, shallow correction at the beginning of the period driven by fiscal-cliff concerns, domestic equity markets continued to move to new post-financial crisis highs, and are now close to all-time highs last seen during the 2007 and 2000 U.S. market peaks. This time around, earnings are higher and valuations are lower. Using the S&P 500 as a market proxy, today the 12-month forward price/ earnings multiple is just above 14x. In 2007, it peaked just above 16x, and in 2000, it peaked above 26x. Today, earnings growth expectations are much lower than they were then, at about 5% for the next year, versus a mid-teens growth expectation in the prior periods. We all know what happened in the past: growth slowed (a lot), multiples contracted (a lot), and the market went down (a lot). Is this time different? Clearly it is different, but that doesn’t mean it won’t rhyme, as the saying goes. We take some comfort from the lower price/earnings and lower growth expectations, and some discomfort from the high level of profitability that has driven earnings. GDP growth is positive but low job growth exists but is also low, and monetary policy continues to be very accommodative. Common sense would dictate that future returns will be harder to come by, but we also don’t seem to be experiencing the type of irrational exuberance for equities that marked prior peaks.

For now, we remain cautiously optimistic and, as always, we focus our efforts on discovering and owning great businesses that are growing fast and are reasonably valued. We are typically overweight technology stocks, a broad sector in which we generally find attractive growth stocks through our bottom-up process. During the trailing twelve-month period, technology was the worst-performing sector for the index by a wide margin, declining 3.5%. On top of that, industrials – a cyclical, typically lower-growth sector in which we tend to be underweight – was the best performer, up 20%. These two market dynamics presented strong headwinds for our portfolio, so we were pleased to outperform in an environment that did not favor us. Stock selection drove results. While our overweight to technology hurt us, the Fund’s technology stocks performed much better than those of the index, up 5.4% versus a decline of 3.5%, respectively. And although we were underweight industrials, the stocks we owned in that sector were up 30% versus 20% for those in the index. As always, the Fund’s sector weightings are primarily dictated by our bottom-up stock selection process.

On an absolute basis, top contributors to performance were WisdomTree Investments, LinkedIn Corp., Gilead Sciences, Workday, Inc., and United Rental, Inc.

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LETTER TO SHAREHOLDERS,

CONTINUED

WisdomTree is an asset management firm that sponsors exchange-traded funds. Fund flows have been very strong, driven by rising appetite for equity exposure and WisdomTree’s strong position in Japan-related ETFs. LinkedIn operates the leading professional networking site in the world with 200 million members. In addition to monetizing their growing website traffic with advertising, LinkedIn is dis-intermediating the traditional recruiting/hiring/staffing industries by selling hiring tools that leverage their 200-million-member network. Gilead Science’s core HIV franchise continues to perform well. In addition, recent data have validated the safety and efficacy of the company’s new treatments for Hepatitis C. Early data indicate that Gilead could dominate this large market. Workday is the leading software as a service (SAAS) human resources (HR) platform vendor. They are the first SAAS company to deliver a product that is the system of record. It is the HR platform, not just a point solution layered on top of existing on-premise software infrastructure. Given the benefits (mostly from lower operating costs and a much faster update cycle) of delivering their product from the cloud, Workday is in a strong position to compete with the large legacy vendors such as Oracle and SAP. United Rental is the leading construction equipment rental company in the United States. As the economy has gradually improved, they’ve benefited from growing volumes and better pricing. There also appears to be a secular shift toward renting equipment versus owning.

Top detractors to performance for the period were Apple, Allot Communications, Fusion-io, Broadsoft, and Tilly’s. Apple was a very interesting case during this period. It was a top detractor on an absolute basis but a leading contributor on a relative basis because we own Apple in a much smaller weight than its position in the index. From a fundamental basis, Apple reported weaker-than-expected fourth-quarter results and changed methodology around reporting guidance to analysts (which has historically been very conservative). This combination seemed to add strength to the “bear” argument that Apple may be going the way of Motorola, HTC, or Blackberry. The stock now appears very out of favor and inexpensive by a number of valuation metrics, with very low forward expectations. We believe a combination of further steps toward cash return and slightly better-than-expected growth over the next couple of years in existing and new categories could generate upside in Apple shares.

Allot Communications manufactures deep-packet inspection equipment that allows telecom carriers and cable companies to monitor and control traffic on their networks. The stock has been weak as concerns about telecom carrier spending weaknesses have surfaced, causing Allot to lower guidance. Fusion-io provides a storage memory platform for data decentralization. Although its technology is disruptive, it has high customer concentration, which is a risk that has caused us to keep a small position size. Unfortunately, our apprehensions were realized this period as the company’s largest customers delayed orders and revenue and earnings expectations suffered as a consequence. We sold our position due to lack of earnings and revenue visibility, and due to increasing competition. Broadsoft creates software which converts traditional phone calls into internet protocol (IP)-enabled phone calls, which allows more “features” to be applied to the call and, more importantly, saving on the total cost for each call. The company reported a good fourth quarter, but unveiled poor guidance

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LETTER TO SHAREHOLDERS,

CONTINUED

for 2013, including increased R&D expenditures to move into mobile long-term evolution (LTE), a new area for the company. Mobile LTE is much more competitive than Broadsoft’s current business and is much less certain; we therefore sold the stock in the quarter. Tilly’s is a small specialty retailer. Disappointing results did not track with our investment thesis and we sold the position.

Looking forward, uncertainties and concerns remain, but so does the opportunity to recover from what continues to be a low-growth environment. As always, we will continue to seek promising growth companies with sound business fundamentals trading at attractive valuations. Thank you for your investment in Thornburg Core Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

Top Ten Equity Holdings

As of 3/31/13

Visa, Inc.	3.5%	VeriSign, Inc.	2.6%
Valeant Pharmaceuticals International, Inc.	3.2%	Capital One Financial Corp.	2.6%
Gilead Sciences, Inc.	3.0%	Dollar Tree, Inc.	2.5%
Amazon.com, Inc.	3.0%	Google, Inc.	2.4%
Qualcomm, Inc.	2.9%	WisdomTree Investments, Inc.	2.3%

Summary of Industry Exposure

As of 3/31/13

Software & Services	29.9%	Energy	2.4%
Diversified Financials	11.0%	Semiconductors & Semiconductor Equipment	2.1%
Technology Hardware & Equipment	10.5%	Banks	2.1%
Pharmaceuticals, Biotechnology & Life Sciences	10.2%	Automobiles & Components	2.0%
Retailing	9.5%	Materials	1.9%
Commercial & Professional Services	5.1%	Consumer Services	1.6%
Food, Beverage & Tobacco	4.1%	Other Assets & Liabilities	4.9%
Health Care Equipment & Services	2.7%

Summary of Country Exposure

As of 3/31/13 (percent of equity holdings)

United States	91.6%	Israel	2.9%
Canada	3.3%	United Kingdom	2.2%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 95.07%
AUTOMOBILES & COMPONENTS — 2.04%
AUTO COMPONENTS — 2.04%
Delphi Automotive plc	328,500	$14,585,400

		14,585,400

BANKS — 2.10%
COMMERCIAL BANKS — 2.10%
[a] SVB Financial Group	211,330	14,991,750

		14,991,750

COMMERCIAL & PROFESSIONAL SERVICES — 5.12%
COMMERCIAL SERVICES & SUPPLIES — 2.05%
[a] Stericycle, Inc.	137,761	14,627,463
PROFESSIONAL SERVICES — 3.07%
[a] Acacia Research Corp.	251,643	7,592,069
Nielsen Holdings N.V.	398,481	14,273,590

		36,493,122

CONSUMER SERVICES — 1.61%
HOTELS, RESTAURANTS & LEISURE — 1.61%
[a] BJ’s Restaurants, Inc.	345,000	11,481,600

		11,481,600

DIVERSIFIED FINANCIALS — 10.94%
CAPITAL MARKETS — 6.90%
[a] Affiliated Managers Group, Inc.	105,387	16,184,281
Charles Schwab Corp.	920,835	16,289,571
[a] WisdomTree Investments, Inc.	1,610,319	16,747,318
CONSUMER FINANCE — 4.04%
Capital One Financial Corp.	332,700	18,281,865
[a] Portfolio Recovery Associates, Inc.	82,991	10,533,218

		78,036,253

ENERGY — 2.39%
OIL, GAS & CONSUMABLE FUELS — 2.39%
[a] Continental Resources, Inc.	115,700	10,057,801
[a] Sanchez Energy Corp.	350,600	6,983,952

		17,041,753

FOOD, BEVERAGE & TOBACCO — 4.14%
BEVERAGES — 2.34%
[a] Monster Beverage Corp.	350,600	16,737,644
FOOD PRODUCTS — 1.80%
Mead Johnson Nutrition Co.	165,500	12,817,975

		29,555,619

HEALTH CARE EQUIPMENT & SERVICES — 2.72%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.35%	594,756	9,605,309
[a] Endologix, Inc.

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 1.37%
[a] HMS Holdings Corp.	361,500	$9,814,725

		19,420,034

MATERIALS — 1.90%
METALS & MINING — 1.90%
Allegheny Technologies, Inc.	428,073	13,574,195

		13,574,195

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.16%
BIOTECHNOLOGY — 5.31%
[a] Alexion Pharmaceuticals, Inc.	177,400	16,345,636
[a] Gilead Sciences, Inc.	439,958	21,527,145
LIFE SCIENCES TOOLS & SERVICES — 1.68%
[a] Illumina, Inc.	222,500	12,015,000
PHARMACEUTICALS — 3.17%
[a] Valeant Pharmaceuticals International, Inc.	301,700	22,633,534

		72,521,315

RETAILING — 9.52%
DISTRIBUTORS — 1.87%
[a] LKQ Corp.	612,705	13,332,461
INTERNET & CATALOG RETAIL — 5.17%
[a] Amazon.com, Inc.	80,700	21,505,743
[a] priceline.com, Inc.	22,332	15,362,853
MULTILINE RETAIL — 2.48%
[a] Dollar Tree, Inc.	366,200	17,735,066

		67,936,123

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.12%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.12%
[a] ON Semiconductor Corp.	1,828,522	15,140,162

		15,140,162

SOFTWARE & SERVICES — 29.89%
INFORMATION TECHNOLOGY SERVICES — 3.51%
Visa, Inc.	147,306	25,018,451
INTERNET SOFTWARE & SERVICES — 11.03%
[a] CoStar Group, Inc.	90,030	9,854,684
[a] eBay, Inc.	302,200	16,385,284
[a] Google, Inc.	21,802	17,311,442
[a] LinkedIn Corp.	93,000	16,373,580
[a] VeriSign, Inc.	397,327	18,785,620
SOFTWARE — 15.35%
[a] Allot Communications Ltd.	724,387	8,649,181
[a] Ellie Mae, Inc.	336,311	8,088,280
[a] Guidewire Software, Inc.	330,202	12,692,965
[a] Imperva, Inc.	234,862	9,042,187
Intuit, Inc.	249,800	16,399,370
[a] SolarWinds, Inc.	176,400	10,425,240
Solera Holdings, Inc.	207,277	12,090,467
[a] Splunk, Inc.	230,000	9,206,900

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
[a] VMware, Inc.	128,800	$10,159,744
[a] Workday, Inc.	206,800	12,745,084

		213,228,479

TECHNOLOGY HARDWARE & EQUIPMENT — 10.42%
COMMUNICATIONS EQUIPMENT — 4.73%
[a] F5 Networks, Inc.	144,800	12,898,784
Qualcomm, Inc.	311,144	20,831,091
COMPUTERS & PERIPHERALS — 5.69%
Apple, Inc.	36,261	16,050,206
[a] EMC Corp.	555,244	13,264,779
[a] Stratasys Ltd.	151,900	11,274,018

		74,318,878

TOTAL COMMON STOCK (Cost $508,349,896)		678,324,683

SHORT TERM INVESTMENTS — 5.05%
Bank of New York Tri-Party Repurchase Agreement 0.36%, dated 3/28/2013, due 4/1/2013,repurchase price $9,000,360 collateralized by 7 corporate debt securities, having an aver-age coupon of 2.846%, a minimum credit rating of BBB-, maturity dates from 6/15/2015 to 3/15/2023, and having an aggregate market value of $9,645,163 at 3/28/2013	$9,000,000	9,000,000
Tyco Electronics Group SA, 0.31%, 4/1/2013	27,000,000	27,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $36,000,000)		36,000,000

TOTAL INVESTMENTS — 100.12% (Cost $544,349,896)		$714,324,683
LIABILITIES NET OF OTHER ASSETS — (0.12)%		(856,143)

NET ASSETS — 100.00%		$713,468,540

Footnote Legend

a	Non-income producing.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $544,349,896) (Note 2)	$714,324,683
Cash	317,372
Receivable for investments sold	2,609,326
Receivable for fund shares sold	6,014,321
Dividends receivable	74,278
Interest receivable	360
Prepaid expenses and other assets	62,117

Total assets	723,402,457

LIABILITIES
Payable for investments purchased	7,062,207
Payable for fund shares redeemed	1,671,366
Payable to investment advisor and other affiliates (Note 3)	778,982
Accounts payable and accrued expenses	421,362

Total Liabilities	9,933,917

NET ASSETS	$713,468,540

NET ASSETS CONSIST OF:
Net investment loss	$(8,828,882)
Net unrealized appreciation on investments	169,974,787
Accumulated net realized gain (loss)	(517,310,699)
Net capital paid in on shares of beneficial interest	1,069,633,334

$713,468,540

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 234,034,706 applicable to 10,990,226 shares of beneficial interest outstanding - Note 4)	$21.29
Maximum sales charge, 4.50% of offering price	1.00

Maximum offering price per share	$22.29

Class C Shares:
Net asset value and offering price per share* ($ 160,531,780 applicable to 8,320,694 shares of beneficial interest outstanding - Note 4)	$19.29

Class I Shares:
Net asset value, offering and redemption price per share ($ 158,414,893 applicable to 7,095,482 shares of beneficial interest outstanding - Note 4)	$22.33

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 95,516,576 applicable to 4,488,029 shares of beneficial interest outstanding - Note 4)	$21.28

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 7,992,144 applicable to 373,903 shares of beneficial interest outstanding - Note 4)	$21.37

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 56,978,441 applicable to 2,554,783 shares of beneficial interest outstanding - Note 4)	$22.30

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME

Dividend income (net of foreign taxes withheld of $7,742)	$1,578,329
Interest income	50,276

Total Income	1,628,605

EXPENSES
Investment advisory fees (Note 3)	2,885,833
Administration fees (Note 3)
Class A Shares	138,305
Class C Shares	95,357
Class I Shares	33,372
Class R3 Shares	60,630
Class R4 Shares	5,312
Class R5 Shares	14,130
Distribution and service fees (Note 3)
Class A Shares	277,424
Class C Shares	762,834
Class R3 Shares	242,300
Class R4 Shares	10,547
Transfer agent fees
Class A Shares	181,659
Class C Shares	127,185
Class I Shares	53,371
Class R3 Shares	120,371
Class R4 Shares	11,909
Class R5 Shares	61,714
Registration and filing fees
Class A Shares	9,994
Class C Shares	9,594
Class I Shares	9,612
Class R3 Shares	9,504
Class R4 Shares	10,291
Class R5 Shares	9,928
Custodian fees (Note 3)	48,296
Professional fees	33,782
Accounting fees	3,600
Trustee fees	10,949
Other expenses	58,910

Total Expenses	5,296,713
Less:
Expenses reimbursed by investment advisor (Note 3)	(267,872)
Fees paid indirectly (Note 3)	(572)

Net Expenses	5,028,269

Net Investment Loss	$(3,399,664)

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2013 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$45,414,487
Net change in unrealized appreciation (depreciation) of investments	30,844,891

Net Realized and Unrealized Gain	76,259,378

Net Increase in Net Assets Resulting from Operations	$72,859,714

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(3,399,664)	$(7,376,218)
Net realized gain (loss) on investments	45,414,487	122,825,953
Net unrealized appreciation (depreciation) on investments	30,844,891	132,918,941

Net Increase (Decrease) in Net Assets Resulting from Operations	72,859,714	248,368,676

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(16,006,345)	(63,234,219)
Class C Shares	(12,155,963)	(35,054,311)
Class I Shares	26,175,229	(43,751,698)
Class R3 Shares	(20,936,150)	(43,593,620)
Class R4 Shares	(2,244,128)	(4,685,753)
Class R5 Shares	(10,441,225)	(28,895,377)

Net Increase in Net Assets	37,251,132	29,153,698

NET ASSETS
Beginning of Period	676,217,408	647,063,710

End of Period	$713,468,540	$676,217,408

*	Unaudited

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$678,324,683	$678,324,683	$—	$—
Short Term Investments	36,000,000	—	36,000,000	—

Total Investments in Securities	$714,324,683	$678,324,683	$36,000,000	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $41,999 for Class I shares, $145,921 for Class R3 shares, $17,202 for Class R4 shares, and $62,750 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned commissions aggregating $15,941 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,263 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $572.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	752,241	$14,772,822	1,659,809	$28,820,612
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,583,823)	(30,779,167)	(5,449,613)	(92,055,088)
Redemption fees received*	—	—	—	257

Net increase (decrease)	(831,582)	$(16,006,345)	(3,789,804)	$(63,234,219)

Class C Shares
Shares sold	317,740	$5,690,323	607,243	$9,426,297
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,007,403)	(17,846,286)	(2,877,094)	(44,480,784)
Redemption fees received*	—	—	—	176

Net increase (decrease)	(689,663)	$(12,155,963)	(2,269,851)	$(35,054,311)

Class I Shares
Shares sold	2,101,867	$43,388,727	2,116,293	$37,348,099
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(837,225)	(17,213,498)	(4,549,708)	(81,099,955)
Redemption fees received*	—	—	—	158

Net increase (decrease)	1,264,642	$26,175,229	(2,433,415)	$(43,751,698)

Class R3 Shares
Shares sold	500,778	$9,804,352	1,184,634	$20,242,338
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,579,425)	(30,740,502)	(3,805,079)	(63,836,088)
Redemption fees received*	—	—	—	130

Net increase (decrease)	(1,078,647)	$(20,936,150)	(2,620,445)	$(43,593,620)

Class R4 Shares
Shares sold	96,401	$1,876,802	285,912	$4,904,776
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(209,675)	(4,120,930)	(578,486)	(9,590,540)
Redemption fees received*	—	—	—	11

Net increase (decrease)	(113,274)	$(2,244,128)	(292,574)	$(4,685,753)

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	382,605	$7,832,628	944,144	$16,893,382
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(902,922)	(18,273,853)	(2,695,752)	(45,788,832)
Redemption fees received*	—	—	—	73

Net increase (decrease)	(520,317)	$(10,441,225)	(1,751,608)	$(28,895,377)

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $369,146,685 and $388,160,210, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$544,349,896

Gross unrealized appreciation on a tax basis	$175,662,347
Gross unrealized depreciation on a tax basis	(5,687,560)

Net unrealized appreciation (depreciation) on investments (tax basis)	$169,974,787

At March 31, 2013, the Fund had deferred tax basis late-year ordinary investment losses of $5,429,218. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$306,917,260
2018	253,358,410

$560,275,670

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund.

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2013, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$19.11	(0.09)	2.27	2.18	—	—	—	$21.29	(0.97	)(d)	1.46	(d)	1.46	(d)	1.46	(d)	11.41	57.62	$234,035
2012(c)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)		1.48		1.49		1.48		43.36	122.93	$225,945
2011(c)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)		1.45		1.45		1.45		(3.48)	80.53	$208,135
2010(c)	$13.61	(0.15)	0.35	0.20	—	—	—	$13.81	(1.09)		1.48		1.48		1.48		1.47	75.06	$372,954
2009(c)	$13.36	(0.09)	0.34	0.25	—	—	—	$13.61	(0.81)		1.48		1.48		1.49		1.87	82.86	$511,065
2008(c)	$20.72	(0.10)	(7.25)	(7.35)	—	(0.01)	(0.01)	$13.36	(0.58)		1.38		1.38		1.38		(35.48)	79.73	$738,457
Class C Shares
2013(b)	$17.38	(0.15)	2.06	1.91	—	—	—	$19.29	(1.73	)(d)	2.21	(d)	2.21	(d)	2.21	(d)	10.99	57.62	$160,532
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)		2.25		2.25		2.25		42.23	122.93	$156,597
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)		2.20		2.20		2.20		(4.16)	80.53	$137,799
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)		2.23		2.23		2.23		0.71	75.06	$215,413
2009	$12.53	(0.16)	0.29	0.13	—	—	—	$12.66	(1.59)		2.26		2.26		2.26		1.04	82.86	$289,224
2008	$19.57	(0.22)	(6.81)	(7.03)	—	(0.01)	(0.01)	$12.53	(1.34)		2.13		2.13		2.13		(35.93)	79.73	$385,110
Class I Shares
2013(b)	$19.99	(0.05)	2.39	2.34	—	—	—	$22.33	(0.50	)(d)	0.99	(d)	0.99	(d)	1.05	(d)	11.71	57.62	$158,415
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)		0.99		0.99		1.08		44.02	122.93	$116,567
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)		0.99		0.99		1.07		(3.00)	80.53	$114,679
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)		0.99		0.99		1.08		1.92	75.06	$172,126
2009	$13.71	(0.03)	0.36	0.33	—	—	—	$14.04	(0.29)		0.97		0.97		1.08		2.41	82.86	$218,300
2008	$21.16	(0.03)	(7.41)	(7.44)	—	(0.01)	(0.01)	$13.71	(0.17)		0.96		0.96		0.96		(35.17)	79.73	$346,497
Class R3 Shares
2013(b)	$19.11	(0.10)	2.27	2.17	—	—	—	$21.28	(1.01	)(d)	1.50	(d)	1.50	(d)	1.80	(d)	11.36	57.62	$95,517
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)		1.50		1.50		1.80		43.36	122.93	$106,353
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)		1.50		1.50		1.77		(3.55)	80.53	$109,127
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)		1.50		1.50		1.79		1.47	75.06	$212,360
2009	$13.37	(0.09)	0.34	0.25	—	—	—	$13.62	(0.84)		1.49		1.49		1.76		1.87	82.86	$278,576
2008	$20.75	(0.13)	(7.24)	(7.37)	—	(0.01)	(0.01)	$13.37	(0.74)		1.50		1.50		1.72		(35.53)	79.73	$289,500
Class R4 Shares
2013(b)	$19.18	(0.09)	2.28	2.19	—	—	—	$21.37	(0.92	)(d)	1.40	(d)	1.40	(d)	1.80	(d)	11.42	57.62	$7,992
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)		1.40		1.40		1.78		43.46	122.93	$9,344
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)		1.40		1.40		1.76		(3.40)	80.53	$10,423
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)		1.40		1.40		1.73		1.54	75.06	$24,968
2009	$13.37	(0.08)	0.34	0.26	—	—	—	$13.63	(0.77)		1.40		1.40		1.83		1.94	82.86	$30,871
2008	$20.73	(0.13)	(7.22)	(7.35)	—	(0.01)	(0.01)	$13.37	(0.78)		1.40		1.40		1.73		(35.47)	79.73	$21,047
Class R5 Shares
2013(b)	$19.97	(0.05)	2.38	2.33	—	—	—	$22.30	(0.50	)(d)	0.99	(d)	0.99	(d)	1.21	(d)	11.67	57.62	$56,978
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)		0.98		0.99		1.32		44.08	122.93	$61,411
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)		0.99		0.99		1.22		(3.08)	80.53	$66,901
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)		0.99		0.99		1.18		2.00	75.06	$324,963
2009	$13.70	(0.04)	0.36	0.32	—	—	—	$14.02	(0.34)		0.99		0.99		1.27		2.34	82.86	$323,268
2008	$21.15	(0.05)	(7.39)	(7.44)	—	(0.01)	(0.01)	$13.70	(0.30)		0.99		0.99		1.18		(35.19)	79.73	$251,299

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses paid During period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,114.10	$7.68
Hypothetical*	$1,000.00	$1,017.66	$7.33
Class C Shares
Actual	$1,000.00	$1,109.90	$11.64
Hypothetical*	$1,000.00	$1,013.90	$11.11
Class I Shares
Actual	$1,000.00	$1,117.10	$5.23
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$1,113.60	$7.90
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,114.20	$7.38
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$1,116.70	$5.22
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 2.21%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30     Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Core Growth Fund versus Russell 3000 Growth Index (December 27, 2000 to March 31, 2013)

Average Annual Total Returns

For Periods Ended March 31, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)	8.73%	4.54%	11.04%	4.59%
C Shares (Incep: 12/27/00)	12.01%	4.72%	10.69%	4.14%
I Shares (Incep: 11/3/03)	14.45%	6.03%	—	8.15%
R3 Shares (Incep: 7/1/03)	13.80%	5.49%	—	8.71%
R4 Shares (Incep: 2/1/07)	13.91%	5.59%	—	2.02%
R5 Shares (Incep: 10/3/05)	14.42%	6.02%	—	6.22%
Russell 3000G Index (Since: 12/27/00)	10.42%	7.44%	8.84%	2.24%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

Certified Semi-Annual Report     31

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

32     Certified Semi-Annual Report

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34     This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax - and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.     35

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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38    This page is not part of the Semi-Annual Report.

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH180

Thornburg Investment Management®

Thornburg
International Growth Fund

Informational Brochure and Semi-Annual Report – March 31, 2013

Includes All Share Classes

LIPPER
FUND AWARDS 2013
UNITED STATES

Best International Multi-Cap Growth Fund

Three-year period and five-year period. Class I shares among 264 and 205 funds, respectively.

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg International Growth Fund

Comprehensive International Growth Investing

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including partnership interests and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, R5 and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Best International Multi-Cap Growth Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards were given for three-year, five-year, and ten-year periods ended 11/30/12. The fund did not win the award for other time periods.

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Nikkei 255 Stock Average – The leading index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.    3

THORNBURG INTERNATIONAL GROWTH FUND

Portfolio Managers

Tim Cunningham, CFA, and Greg Dunn

Important Performance

Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual operating expenses of Class A shares are 1.51% as disclosed in the most recent Prospectus.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country’s or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, the team employs a comprehensive, “go-every-where” approach to growth investing. The team classifies stocks into various growth baskets: growth industry leaders, consistent growth companies, or emerging growth companies. From those baskets, the team will typically build a portfolio of 35–55 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 2/1/07)
Without sales charge	16.34%	16.18%	6.67%	7.82%
With sales charge	11.12%	14.43%	5.69%	7.02%
MSCI AC World ex-U.S. Growth Index
(Since 2/1/07)	9.10%	5.48%	-0.21%	1.15%

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Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive returns over the long term.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2013

Top Contributors	Top Detractors
Japan Exchange Group, Inc.	Allot Communications Ltd.
Yoox S.p.A.	Baidu Inc. ADS
Valeant Pharmaceuticals International, Inc.	MakeMyTrip Ltd.
Sands China Ltd.	Hyundai Glovis Co. Ltd.
Jin Co. Ltd.	Cetip SA - Mercados Organizados

Source: FactSet

Key Portfolio Attributes

As of March 31, 2013

Portfolio P/E Trailing 12-months*	24.8x

Portfolio Price to Cash Flow*	15.3x

Portfolio Price to Book Value*	3.8x

Median Market Cap*	$4.2 B

5-Year Beta (A Shares vs. Benchmark)*	0.92

Number of Companies	51

*	Source: FactSet

Market Capitalization Exposure

As of March 31, 2013

Basket Structure

As of March 31, 2013

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Thornburg International Growth Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

April 15, 2013

Dear Fellow Shareholder:

For the semi-annual period ended March 31, 2013 the Thornburg International Growth Fund returned 14.58% for the Class A shares at net asset value (NAV), outperforming the benchmark, the MSCI All Country World ex-U.S. Growth Index, which returned 10.02%. On March 31, 2013, the NAV of the Class A shares was $18.08. We are pleased with the Fund’s performance, and are happy to announce that the International Growth Fund was the recipient of two 2013 Lipper Fund Awards. The Fund’s Class I shares were recognized as Lipper’s Best International Multi-Cap Growth Fund over three and five year periods (from among 264 and 205 funds, respectively), based on risk-adjusted returns, as of November 30, 2012.

An old Wall Street adage states that bull markets climb a wall of worry. Over the past six months, stocks certainly seem to have done just that. One would hardly guess – looking at market returns alone – that we faced a number of significant uncertainties and concerns during the period: the U.S. presidential election, the transition of leadership in China, the U.S. fiscal cliff and budget sequestration, the Cyprus banking crisis, a massive stimulus package in Japan, France’s so-called super tax, North Korea’s saber rattling, even a return of avian flu. Despite all that, most markets across the world posted strong gains over the past six months.

Let’s turn to the Thornburg International Growth Fund itself and the key drivers of performance during the period. Materials, consumer discretionary, and energy sectors contributed the most to outperformance. Information technology, industrials, and utilities all detracted.

On a stock-by-stock basis, the Fund’s top contributors included Japan Exchange Group, YOOX, Valeant Pharmaceuticals, Jin Co., and Sands China.

Japan Exchange Group, an entity formed by the merger of the two largest investment exchanges in Japan – the OSE and the TSE Group – is now the third largest stock exchange in the world with a total of 8% of the world’s market capitalization. The stock performed well on the back of an extremely strong Japanese market: over the last six months, the Nikkei Index has been the strongest of the major world indices when measured in local currency.

YOOX is an online retailer of luxury clothing. It operates its own websites (under the YOOX brand) and manages websites for third-party brands such as Pucci. YOOX has reported strong results and announced a number of high-profile new-customer acquisitions. YOOX also announced the launch of its first Chinese website and a new mobile app.

Valeant Pharmaceuticals is a Canadian company that develops, manufactures, and markets a broad range of pharmaceutical products. Valeant has a unique operating philosophy for a pharmaceutical firm, focusing more on management and operations than research and development; acquiring already-approved drugs and undermanaged businesses, then driving operational efficiencies through cost-cutting and

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LETTER TO SHAREHOLDERS,

CONTINUED

revenue optimization. Valeant recently reported a solid quarter, beating earnings expectations and raising guidance. Management also disclosed that the recent acquisition of Medicis late last year is expected to yield greater synergies than initially anticipated.

Jin is a Japanese firm that operates about 160 stores in Japan, selling prescription and non-prescription eyewear under the brand J!NS. J!NS has succeeded in the Japanese eyewear market by offering high-quality, fashionable glasses at low prices. J!NS is able to offer lower prices than the competition by selling only private label eyewear and passing along the savings to the consumer. The company reported very high same-store sales results and is rapidly growing its store base. The stock has performed well as the broader market begins to appreciate the long-term growth potential and earnings power of this company.

Sands China operates casinos in Macau, which is seen as the gambling Mecca of Asia. Macau regulators have awarded six licenses to operate casinos, one of which went to Sands. While VIP (or high-roller) gaming has slowed along with the Chinese economy and the government transition, it continues to grow at a reasonable rate – stronger than expectations – with room for positive growth surprises as the government transition ends. Mass gaming (serving smaller players) continues to grow nicely, and Sands China has material exposure to this market.

Top detractors from performance during the period included Allot Communications, Baidu, MakeMyTrip Ltd., Hyundai Glovis, and Cetip SA.

Allot Communications manufactures deep-packet inspection equipment that allows telecom carriers and cable companies to monitor and control traffic on their networks. For example, Allot can give priority to video streaming customers to ensure that they experience no buffering as they view content, while delaying an email that is not time sensitive. Efficiency of existing network assets is improved. The stock has been weak as concerns of carrier spending weakness has surfaced causing Allot to lower guidance.

Baidu is the Google of China and is the dominant search engine provider, with 80% market share. Slow pricing growth, coupled with increasing margin pressure from marketing expenditures related to a new competitor’s recent market entrance, have caused the stock price to decline. We see Baidu as the long-term winner in the space and believe the stock will rebound when margins stabilize.

MakeMyTrip is the leading online travel website in India. The company recently reported disappointing results and guidance. Their reliance on air travel bookings (at lower prices and lower margins) has been a headwind and overall growth has not come through as expected. We sold the position during the period.

Hyundai Glovis is a logistics business in South Korea, whose primary customer is Hyundai Motor. Glovis has suffered from a strengthening Korean Won (which has hurt exports) and slowing growth at Hyundai Auto.

Cetip is a central securities depository and derivatives registrar in Brazil. Its technology and infrastructure solutions provide liquidity, security, and transparency for financial operations. Cetip has

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LETTER TO SHAREHOLDERS,

CONTINUED

underperformed over the past six months as BM&F Bovespa, the Brazilian stock exchange operator, has announced its intention to compete more directly with Cetip in the company’s core business. In addition, the Brazilian economy has experienced continued weakness with subdued credit expansion. We sold the position during the period.

A number of uncertainties and concerns remain. While the economic data continue to look choppy and the broader recovery looks lackluster, we do see some positive signs: the U.S. housing market continues to recover (which had not been the case over the last few years), China seems to have bottomed (only time will tell if this is the case), although Europe is still messy, its markets seem to be reacting less to headlines, and Japanese leaders appear steadfast in their resolve to boost their economy. We continue to look for promising growth companies with sound business fundamentals trading at reasonable valuations — no matter what the market environment.

Thank you for your investment in the Thornburg International Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

Top Ten Equity Holdings

As of 3/31/13

Valeant Pharmaceuticals International, Inc.	3.3%	Ziggo N.V.	2.5%
MasterCard, Inc.	3.2%	Telecity Group plc	2.4%
Sands China Ltd.	3.2%	Gemalto NV	2.3%
Wirecard AG	2.6%	Magnit OJCS GDR	2.2%
Japan Exchange Group, Inc.	2.5%	Constellation Software, Inc.	2.2%

Summary of Industry Exposure

As of 3/31/13

Software & Services	17.9%	Materials	3.8%
Retailing	9.8%	Banks	3.4%
Food & Staples Retailing	7.2%	Transportation	3.3%
Diversified Financials	6.6%	Commercial & Professional Services	2.2%
Consumer Services	6.3%	Household & Personal Products	2.1%
Semiconductors & Semiconductor Equipment	5.3%	Consumer Durables & Apparel	2.1%
Pharmaceuticals, Biotechnology & Life Sciences	4.7%	Energy	1.6%
Telecommunication Services	4.6%	Health Care Equipment & Services	1.3%
Automobiles & Components	4.3%	Food, Beverage & Tobacco	1.2%
Media	4.2%	Other Assets & Liabilities	4.1%
Technology Hardware & Equipment	4.0%

Summary of Country Exposure

As of 3/31/13 (percent of equity holdings)

United Kingdom	15.8%	India	2.5%
Canada	9.5%	Russia	2.3%
United States	9.3%	Finland	2.2%
Germany	7.0%	Peru	2.0%
Netherlands	5.5%	Philippines	1.9%
Indonesia	4.5%	Poland	1.9%
Denmark	4.0%	Taiwan	1.9%
South Korea	4.0%	Argentina	1.6%
France	3.8%	Colombia	1.5%
China	3.7%	Costa Rica	1.5%
Japan	3.7%	Italy	1.5%
Hong Kong	3.3%	Australia	1.2%
Israel	2.9%	Brazil	1.0%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 95.84%

AUTOMOBILES & COMPONENTS — 4.26%
AUTO COMPONENTS — 4.26%
Delphi Automotive plc	464,000	$20,601,600
Nokian Renkaat OYJ	440,000	19,571,298

		40,172,898

BANKS — 3.37%
COMMERCIAL BANKS — 3.37%
Bancolombia S.A. ADR	210,500	13,314,125
Credicorp Ltd.	110,800	18,398,340

		31,712,465

COMMERCIAL & PROFESSIONAL SERVICES — 2.19%
COMMERCIAL SERVICES & SUPPLIES — 2.19%
Mineral Resources Ltd.	1,020,423	11,250,963
Multiplus SA	635,000	9,364,345

		20,615,308

CONSUMER DURABLES & APPAREL — 2.09%
TEXTILES, APPAREL & LUXURY GOODS — 2.09%
Gildan Activewear, Inc.	493,042	19,677,306

		19,677,306

CONSUMER SERVICES — 6.26%
HOTELS, RESTAURANTS & LEISURE — 6.26%
[a] Jubilant FoodWorks Ltd.	491,803	11,193,382
[a] Norwegian Cruise Line Holdings Ltd.	603,996	17,908,481
Sands China Ltd.	5,770,000	29,918,326

		59,020,189

DIVERSIFIED FINANCIALS — 6.62%
CAPITAL MARKETS — 2.04%
Hargreaves Lansdown plc	1,454,700	19,185,782
DIVERSIFIED FINANCIAL SERVICES — 4.58%
IG Group Holdings plc	2,363,047	19,173,436
Japan Exchange Group, Inc.	259,300	24,019,716

		62,378,934

ENERGY — 1.63%
ENERGY EQUIPMENT & SERVICES — 1.63%
Anton Oilfield Services Group	22,066,000	15,321,736

		15,321,736

FOOD & STAPLES RETAILING — 7.21%
FOOD & STAPLES RETAILING — 7.21%
Jeronimo Martins SGPS SA	864,900	16,846,282
Magnit OJCS GDR	468,700	21,161,805
PriceSmart, Inc.	168,276	13,096,921
Puregold Price Club, Inc.	17,098,800	16,780,371

		67,885,379

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 1.25%
TOBACCO — 1.25%
ITC Ltd.	2,066,900	$11,785,323

		11,785,323

HEALTH CARE EQUIPMENT & SERVICES — 1.32%
HEALTH CARE PROVIDERS & SERVICES — 1.32%
Orpea	297,637	12,393,879

		12,393,879

HOUSEHOLD & PERSONAL PRODUCTS — 2.09%
PERSONAL PRODUCTS — 2.09%
ABLE C&C Co. Ltd.	252,496	19,698,591

		19,698,591

MATERIALS — 3.82%
CHEMICALS — 3.82%
Christian Hansen Holding AS	548,800	20,361,571
Novozymes AS	460,400	15,609,463

		35,971,034

MEDIA — 4.20%
MEDIA — 4.20%
Kabel Deutschland Holding AG	221,700	20,455,731
Rightmove plc	706,200	19,110,761

		39,566,492

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 4.67%
BIOTECHNOLOGY — 1.41%
Abcam plc	1,963,100	13,348,172
PHARMACEUTICALS — 3.26%
[a] Valeant Pharmaceuticals International, Inc.	409,160	30,695,183

		44,043,355

RETAILING — 9.76%
INTERNET & CATALOG RETAIL — 5.00%
[a] ASOS plc	273,300	13,898,940
[a] priceline.com, Inc.	28,358	19,508,319
[a] YOOX S.p.A	730,441	13,688,945
MULTILINE RETAIL — 3.78%
Dollarama, Inc.	231,500	14,865,133
PT Mitra Adiperkasa	22,181,215	20,771,706
SPECIALTY RETAIL — 0.98%
Jin Co. Ltd.	167,500	9,252,669

		91,985,712

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.28%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.28%
ARM Holdings plc	1,079,800	15,110,864
Hermes Microvision, Inc.	697,906	16,921,055
Infineon Technologies AG	2,237,100	17,664,591

		49,696,510

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 17.96%
INFORMATION TECHNOLOGY SERVICES — 7.09%
[a] InterXion Holding NV	490,590	$11,882,090
MasterCard, Inc.	55,550	30,059,771
Wirecard AG	899,105	24,836,773
INTERNET SOFTWARE & SERVICES — 5.79%
[a] Baidu, Inc. ADR	207,220	18,173,194
MercadoLibre, Inc.	144,791	13,981,019
Telecity Group plc	1,632,980	22,417,922
SOFTWARE — 5.08%
[a] Allot Communications Ltd.	867,676	10,360,051
Constellation Software, Inc.	169,200	20,838,325
Solera Holdings, Inc.	285,100	16,629,883

		169,179,028

TECHNOLOGY HARDWARE & EQUIPMENT — 3.99%
COMPUTERS & PERIPHERALS — 3.99%
Gemalto NV	251,341	21,924,462
[a] Stratasys Ltd.	211,300	15,682,686

		37,607,148

TELECOMMUNICATION SERVICES — 4.59%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.46%
Ziggo N.V.	657,800	23,133,232
WIRELESS TELECOMMUNICATION SERVICES — 2.13%
[a] Tower Bersama Infrastructure	32,294,400	20,106,109

		43,239,341

TRANSPORTATION — 3.28%
AIR FREIGHT & LOGISTICS — 3.28%
Hyundai Glovis Co. Ltd.	95,600	16,497,573
TNT Express N.V.	1,968,000	14,424,698

		30,922,271

TOTAL COMMON STOCK (Cost $757,296,893)		902,872,899

SHORT TERM INVESTMENTS — 2.48%
Bank of New York Tri-Party Repurchase Agreement 0.36% dated 3/28/2013 due 4/1/2013, repurchase price $8,000,320 collateralized by 4 U.S. Government Agency debt securities and 11 corporate debt securities, having an average coupon of 3.84%, a minimum credit rating of BBB, maturity dates from 3/18/2016 to 4/15/2042, and having an aggregate market value of $8,453,889 at 3/28/2013	$8,000,000	8,000,000
Centerpoint Energy, 0.30%, 4/1/2013	15,400,000	15,400,000

TOTAL SHORT TERM INVESTMENTS (Cost $23,400,000)		23,400,000

TOTAL INVESTMENTS — 98.32% (Cost $780,696,893)		$926,272,899
OTHER ASSETS LESS LIABILITIES — 1.68%		15,803,400

NET ASSETS — 100.00%		$942,076,299

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $780,696,893) (Note 2)	$926,272,899
Cash	33,747,349
Cash denominated in foreign currency (cost $952,689)	952,067
Receivable for investments sold	10,175,822
Receivable for fund shares sold	18,737,980
Unrealized appreciation on forward currency contracts (Note 7)	3,218,936
Dividends receivable	1,469,308
Dividend and interest reclaim receivable	82,676
Interest receivable	320
Prepaid expenses and other assets	160,566

Total Assets	994,817,923

LIABILITIES
Payable for investments purchased	49,744,534
Payable for fund shares redeemed	1,850,372
Unrealized depreciation on forward currency contracts (Note 7)	155,639
Payable to investment advisor and other affiliates (Note 3)	829,954
Deferred taxes payable	78,302
Accounts payable and accrued expenses	82,823

Total Liabilities	52,741,624

NET ASSETS	$942,076,299

NET ASSETS CONSIST OF:
Net investment loss	$(2,277,751)
Net unrealized appreciation on investments	148,540,143
Accumulated net realized gain (loss)	(3,908,488)
Net capital paid in on shares of beneficial interest	799,722,395

$942,076,299

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 385,263,475 applicable to 21,303,795 shares of beneficial interest outstanding - Note 4)	$18.08
Maximum sales charge, 4.50% of offering price	0.85

Maximum offering price per share	$18.93

Class C Shares:
Net asset value and offering price per share* ($ 80,658,649 applicable to 4,561,383 shares of beneficial interest outstanding - Note 4)	$17.68

Class I Shares:
Net asset value, offering and redemption price per share ($ 411,460,253 applicable to 22,343,043 shares of beneficial interest outstanding - Note 4)	$18.42

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 9,513,341 applicable to 527,820 shares of beneficial interest outstanding - Note 4)	$18.02

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 21,607,783 applicable to 1,200,549 shares of beneficial interest outstanding - Note 4)	$18.00

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 33,556,779 applicable to 1,818,036 shares of beneficial interest outstanding - Note 4)	$18.46

Class R6 Shares:
Net asset value, offering and redemption price per share ($ 16,019 applicable to 867 shares of beneficial interest outstanding - Note 4)	$18.49

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME

Dividend income (net of foreign taxes withheld of $231,036)	$4,027,038
Interest income	61,584

Total Income	4,088,622

EXPENSES
Investment advisory fees (Note 3)	3,047,845
Administration fees (Note 3)
Class A Shares	191,897
Class C Shares	41,033
Class I Shares	71,850
Class R3 Shares	4,609
Class R4 Shares	9,674
Class R5 Shares	6,427
Distribution and service fees (Note 3)
Class A Shares	378,104
Class C Shares	330,185
Class R3 Shares	18,538
Class R4 Shares	19,071
Transfer agent fees
Class A Shares	149,046
Class C Shares	30,859
Class I Shares	66,070
Class R3 Shares	6,136
Class R4 Shares	11,947
Class R5 Shares	8,055
Class R6 Shares	590
Registration and filing fees
Class A Shares	28,502
Class C Shares	610
Class I Shares	16,918
Class R3 Shares	9,341
Class R4 Shares	9,282
Class R5 Shares	9,251
Class R6 Shares	6,623
Custodian fees (Note 3)	126,841
Professional fees	30,269
Accounting fees	7,315
Trustee fees	10,065
Other expenses	59,413

Total Expenses	4,706,366
Less:
Expenses reimbursed by investment advisor (Note 3)	(111,171)
Investment advisory fees waived by investment advisor (Note 3)	(28,068)
Fees paid indirectly (Note 3)	(486)

Net Expenses	4,566,641

Net Investment Loss	$(478,019)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Six Months Ended March 31, 2013 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of foreign capital gain taxes withheld of $137,136)	$22,013,303
Forward currency contracts (Note 7)	1,291,448
Foreign currency transactions	53,315

23,358,066

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $509,336)	78,012,507
Forward currency contracts (Note 7)	2,413,452
Foreign currency translations	(17,736)

80,408,223

Net Realized and Unrealized Gain	103,766,289

Net Increase in Net Assets Resulting from Operations	$103,288,270

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg International Growth Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(478,019)	$(1,126,019)
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions, net of foreign capital gain taxes	23,358,066	(15,172,510)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	80,408,223	79,279,293

Net Increase (Decrease) in Net Assets Resulting from Operations	103,288,270	62,980,764

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	—	(11,302)
Class I Shares	—	(245,656)
Class R3 Shares	—	(929)
Class R4 Shares	—	(4,505)
Class R5 Shares	—	(19,885)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	85,532,467	122,496,950
Class C Shares	15,896,263	12,620,154
Class I Shares	169,470,833	99,601,452
Class R3 Shares	2,735,175	3,119,582
Class R4 Shares	10,009,262	8,359,179
Class R5 Shares	10,523,476	17,083,118
Class R6 Shares	15,200	—

Net Increase in Net Assets	397,470,946	325,978,922

NET ASSETS
Beginning of Period	544,605,353	218,626,431

End of Period	$942,076,299	$544,605,353

*	Unaudited

See notes to financial statements.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 and Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

22     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$902,872,899	$902,872,899	$—	$—
Short Term Investments	23,400,000	—	23,400,000	—

Total Investments in Securities	$926,272,899	$902,872,899	$23,400,000	$—
Other Financial Instruments**
Forward Currency Contracts	$3,218, 936	$—	$3,218,936	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(155,639)	$—	$(155,639)	$—
Spot Currency	$(53,111)	$(53,111)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment

24     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the six months ended March 31, 2013, the Advisor voluntarily waived investment advisory fees of $28,068. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $58,544 for Class I shares, $17,262 for Class R3 shares, $13,122 for Class R4 shares, $15,030 for Class R5 shares, and $7,213 for Class R6 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned commissions aggregating $25,339 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,100 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $486.

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2013 (Unaudited)		September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	8,653,814	$144,678,760	12,941,145	$187,401,388
Shares issued to shareholders in reinvestment of dividends	—	—	614	9,581
Shares repurchased	(3,555,892)	(59,146,293)	(4,580,563)	(64,921,668)
Redemption fees received**	—	—	—	7,649

Net increase (decrease)	5,097,922	$85,532,467	8,361,196	$122,496,950

Class C Shares
Shares sold	1,273,366	$20,877,716	1,496,024	$21,154,431
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(305,724)	(4,981,453)	(602,003)	(8,536,476)
Redemption fees received**	—	—	—	2,199

Net increase (decrease)	967,642	$15,896,263	894,021	$12,620,154

Class I Shares
Shares sold	12,070,968	$205,886,658	10,700,499	$156,001,081
Shares issued to shareholders in reinvestment of dividends	—	—	12,048	190,595
Shares repurchased	(2,134,198)	(36,415,825)	(3,883,054)	(56,595,538)
Redemption fees received**	—	—	—	5,314

Net increase (decrease)	9,936,770	$169,470,833	6,829,493	$99,601,452

Class R3 Shares
Shares sold	258,205	$4,250,681	353,632	$5,122,691
Shares issued to shareholders in reinvestment of dividends	—	—	44	683
Shares repurchased	(93,252)	(1,515,506)	(135,178)	(2,003,942)
Redemption fees received**	—	—	—	150

Net increase (decrease)	164,953	$2,735,175	218,498	$3,119,582

Class R4 Shares
Shares sold	788,757	$13,049,252	666,008	$9,582,033
Shares issued to shareholders in reinvestment of dividends	—	—	209	3,239
Shares repurchased	(182,096)	(3,039,990)	(83,272)	(1,226,176)
Redemption fees received**	—	—	—	83

Net increase (decrease)	606,661	$10,009,262	582,945	$8,359,179

26     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2013 (Unaudited)		September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	1,463,838	$24,623,671	1,282,201	$18,775,403
Shares issued to shareholders in reinvestment of dividends	—	—	1,254	19,885
Shares repurchased	(843,457)	(14,100,195)	(114,778)	(1,712,501)
Redemption fees received**	—	—	—	331

Net increase (decrease)	620,381	$10,523,476	1,168,677	$17,083,118

Class R6 Shares*
Shares sold	867	$15,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received	—	—	—	—

Net increase (decrease)	867	$15,200	—	$—

*	Effective date for this Class of shares was February 1, 2013.
**	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $692,114,819 and $389,123,750, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$780,696,893

Gross unrealized appreciation on a tax basis	$157,988,467
Gross unrealized depreciation on a tax basis	(12,412,461)

Net unrealized appreciation (depreciation) on investments (tax basis)	$145,576,006

At March 31, 2013, the Fund had deferred tax basis late-year ordinary investment losses of $1,799,732 and capital losses of $13,574,084 occuring subsequent to October 31, 2011. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Fund had cumulative tax basis capital losses of $11,872,802, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. These capital loss carryforwards expire on September 30, 2018.

Certified Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2013 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the six months ended March 31, 2013 was $85,750,064. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the six months ended March 31, 2013.

The following table displays the outstanding forward currency contracts at March 31, 2013:

Outstanding Forward Currency Contracts to

Buy or Sell at March 31, 2013

		Contract	Contract	Value	Unrealized	Unrealized
Contract Description	Buy/Sell	Amount	Value Date	USD	Appreciation	Depreciation
Australian Dollar	Sell	5,750,100	09/05/2013	5,917,589	$—	$(127,583)
Euro	Sell	62,534,300	09/20/2013	80,268,635	650,124	—
Euro	Sell	12,506,800	09/20/2013	16,053,650	132,526	—
Japanese Yen	Sell	938,309,100	05/28/2013	9,971,504	1,435,958	—
Japanese Yen	Sell	567,410,000	05/28/2013	6,029,922	939,090	—
Japanese Yen	Sell	1,021,096,500	05/28/2013	10,851,293	61,238	—
Japanese Yen	Sell	226,637,400	05/28/2013	2,408,498	—	(28,056)

Total					$3,218,936	$(155,639)

28     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2013

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$3,218,936

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(155,639)

The net realized gains (losses) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2013 are disclosed in the following tables:

Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$1,291,448	$1,291,448

Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$2,413,452	$2,413,452

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income ( Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions(%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions(%)		Total Return(%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$15.78	(0.02)	2.32	2.30	—	—	—	$18.08	(0.26	)(d)	1.41	(d)	1.41	(d)	1.41	(d)	14.58	57.72	$385,263
2012(c)	$13.37	(0.06)	2.47	2.41	— (e)	—	—	$15.78	(0.41)		1.51		1.51		1.52		18.03	95.17	$255,725
2011(c)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19		1.51		1.50		1.54		9.43	142.59	$104,918
2010(c)	$10.36	— (f)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)		1.61		1.60		1.70		18.82	128.86	$36,527
2009(c)	$10.35	0.04	0.10	0.14	(0.13)	—	(0.13)	$10.36	0.52		1.62		1.61		1.95		1.89	103.57	$24,015
2008(c)	$14.92	0.07	(4.27)	(4.20)	—	(0.37)	(0.37)	$10.35	0.53		1.56		1.55		1.63		(28.98)	54.31	$28,414
Class C Shares
2013(b)	$15.49	(0.08)	2.27	2.19	—	—	—	$17.68	(1.01	)(d)	2.15	(d)	2.15	(d)	2.15	(d)	14.14	57.72	$80,659
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)		2.27		2.27		2.28		17.08	95.17	$55,656
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)		2.30		2.30		2.34		8.62	142.59	$35,706
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)		2.38		2.38		2.51		17.91	128.86	$24,829
2009	$10.22	(0.02)	0.18	0.16	(0.05)	—	(0.05)	$10.33	(0.21)		2.37		2.37		2.72		1.76	103.57	$19,233
2008	$14.85	(0.03)	(4.23)	(4.26)	—	(0.37)	(0.37)	$10.22	(0.23)		2.32		2.32		2.45		(29.53)	54.31	$23,638
Class I Shares
2013(b)	$16.04	0.02	2.36	2.38	—	—	—	$18.42	0.18	(d)	0.98	(d)	0.98	(d)	1.03	(d)	14.84	57.72	$411,460
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10		0.99		0.99		1.14		18.60	95.17	$198,938
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66		0.99		0.98		1.16		10.03	142.59	$75,538
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58		0.99		0.99		1.25		19.60	128.86	$39,169
2009	$10.46	0.10	0.08	0.18	(0.20)	—	(0.20)	$10.44	1.17		0.99		0.99		1.42		2.56	103.57	$24,313
2008	$14.99	0.14	(4.30)	(4.16)	—	(0.37)	(0.37)	$10.46	1.03		1.00		0.99		1.25		(28.57)	54.31	$28,164
Class R3 Shares
2013(b)	$15.73	(0.03)	2.32	2.29	—	—	—	$18.02	(0.34	)(d)	1.50	(d)	1.50	(d)	1.97	(d)	14.56	57.72	$9,513
2012	$13.34	(0.06)	2.45	2.39	— (e)	—	—	$15.73	(0.40)		1.50		1.50		2.49		17.94	95.17	$5,709
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06		1.50		1.49		3.27		9.46	142.59	$1,925
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07		1.50		1.50		4.34		18.98	128.86	$1,094
2009	$10.36	0.08	0.06	0.14	(0.17)	—	(0.17)	$10.33	0.94		1.46		1.46		6.14	(g)	2.09	103.57	$748
2008(h)	$13.94	0.09	(3.67)	(3.58)	—	—	—	$10.36	1.08	(d)	1.50	(d)	1.49	(d)	26.47	(d)(g)	(25.68)	54.31	$113
Class R4 Shares
2013(b)	$15.70	(0.02)	2.32	2.30	—	—	—	$18.00	(0.22	)(d)	1.39	(d)	1.39	(d)	1.57	(d)	14.65	57.72	$21,608
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)		1.40		1.40		2.23		18.17	95.17	$9,326
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46		1.40		1.40		32.23	(g)	9.62	142.59	$146
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15		1.42		1.40		738.92	(g)	19.11	128.86	$3
2009	$10.36	0.07	0.06	0.13	(0.20)	—	(0.20)	$10.29	0.82		1.40		1.40		980.09	(g)	2.10	103.57	$2
2008(h)	$13.94	0.10	(3.68)	(3.58)	—	—	—	$10.36	1.16	(d)	1.40	(d)	1.40	(d)	86l.94	(d)(g)	(25.68)	54.31	$2
Class R5 Shares
2013(b)	$16.07	0.02	2.37	2.39	—	—	—	$18.46	0.18	(d)	0.98	(d)	0.98	(d)	1.11	(d)	14.87	57.72	$33,557
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13		0.99		0.99		1.29		18.56	95.17	$19,251
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55		0.99		0.99		10.60	(g)	10.09	142.59	$393
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)		0.99		0.99		17.58	(g)	19.56	128.86	$171
2009	$10.46	0.08	0.11	0.19	(0.19)	—	(0.19)	$10.46	0.92		0.97		0.97		522.27	(g)	2.53	103.57	$9
2008(h)	$14.03	0.14	(3.71)	(3.57)	—	—	—	$10.46	1.57	(d)	0.96	(d)	0.95	(d)	85l.43	(d)(g)	(25.45)	54.31	$2
Class R6 Shares
2013(b)(i)	$17.54	0.03	0.92	0.95	—	—	—	$18.49	0.88	(d)	0.89	(d)	0.89	(d)	304.10	(d)(g)	5.42	57.72	$16

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net investment income (loss) was less than $0.01 per share.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Effective date of this Class of shares was February 1, 2008.
(i)	Effective date of this Class of shares was February 1, 2013.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Semi-Annual Report	Certified Semi-Annual Report 31

EXPENSE EXAMPLE

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,145.80	$7.52
Hypothetical*	$1,000.00	$1,017.92	$7.08
Class C Shares
Actual	$1,000.00	$1,141.40	$11.45
Hypothetical*	$1,000.00	$1,014.23	$10.77
Class I Shares
Actual	$1,000.00	$1,148.40	$5.27
Hypothetical*	$1,000.00	$1,020.03	$4.95
Class R3 Shares
Actual	$1,000.00	$1,145.60	$8.00
Hypothetical*	$1,000.00	$1,017.47	$7.53
Class R4 Shares
Actual	$1,000.00	$1,146.50	$7.46
Hypothetical*	$1,000.00	$1,017.98	$7.01
Class R5 Shares
Actual	$1,000.00	$1,148.70	$5.27
Hypothetical*	$1,000.00	$1,020.02	$4.96
Class R6 Shares
Actual	$1,000.00	$1,054.20	$4.56
Hypothetical*	$1,000.00	$1,020.49	$4.48

†	Expenses are equal to the annualized expense ratio for each class (A: 1.41%; C: 2.15%; I: 0.98%; R3: 1.50%; R4: 1.39%; R5: 0.98%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32     Certified Semi-Annual Report

INDEX COMPARISON

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg International Growth Fund versus MSCI AC World ex-U.S. Growth Index

(February 1, 2007 to March 31, 2013)

Average Annual Total Returns

For Periods Ended March 31, 2013 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 2/1/07)	11.12%	14.43%	5.69%	7.02%
C Shares (Incep: 2/1/07)	14.48%	15.28%	5.97%	7.11%
I Shares (Incep: 2/1/07)	16.95%	16.81%	7.28%	8.45%
R3 Shares (Incep: 2/1/08)	16.33%	16.19%	6.73%	5.76%
R4 Shares (Incep: 2/1/08)	16.50%	16.33%	6.84%	5.87%
R5 Shares (Incep: 2/1/08)	16.91%	16.79%	7.28%	6.29%
R6 Shares (Incep: 2/1/13)*	—	—	—	5.42%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	9.10%	5.48%	-0.21%	1.15%

*	Not annualized for periods less than one year.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, R5 and R6 shares.

Certified Semi-Annual Report    33

OTHER INFORMATION

Thornburg International Growth Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

34    Certified Semi-Annual Report

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This page is not part of the Semi-Annual Report.    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    37

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1409

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The Blended Index is composed of 25% Barclays Aggregate Bond Index and 75% MSCI World Index. The Barclays Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

FlNRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index – This index is comprised of the “active” (most frequently traded) fixed-coupon, investment-grade bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Country Indices – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The index consists of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru.

MSCI Europe ex-U.K. – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI Nordic Countries – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Nordic region. The index consists of the following four developed market country indices: Denmark, Finland, Norway, and Sweden.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

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IMPORTANT INFORMATION, CONTINUED

S&P 500 Stock Index – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semi-annually.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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THE DIVIDEND LANDSCAPE

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than 10% in 2010. Earnings have since materially improved, bringing the payout ratio back in line with the overall recent trend.

S&P 500 Index Payout Ratio

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, an upward trend appears to be emerging since 2008.

Percentage of Companies Paying Dividends in Russell 1000 Index

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THE DIVIDEND LANDSCAPE, CONTINUED

Rising Dividend Payments Despite Decreasing Dividend Yields

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $10,000 Investment (Dividends not Reinvested)

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	34%	71%
Utilities	23%	1%
Consumer Discretionary	9%	7%
Information Technology	7%	3%
Energy	6%	4%
Industrials	5%	7%
Materials	5%	1%
Telecommunication Services	5%	3%
Consumer Staples	4%	2%
Health Care	2%	1%

Source: FactSet as of March 31, 2013.

In the (large cap) Russell 1000 Index, 57% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 71% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Average Dividend Yields (MSCI Indices) of Markets Around the Globe

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PORTFOLIO OVERVIEW

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

Portfolio Managers

Jason Brady, CFA, Brian McMahon and Ben Kirby, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.43%, as disclosed in the most recent Prospectus.

Quarterly Dividend History, Class A

Year	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.4	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢	37.5	¢	116.5	¢
2012	21.5	¢	26.0	¢	28.5	¢	36.0	¢	112.0	¢
2013	21.5	¢
30-day SEC Yield as of 3/31/13 (A Shares): 4.12%

Key Portfolio Attributes

As of March 31, 2013

Equity Statistics

Portfolio P/E (12-mo. trailing)	13.9x

Median Market Cap	$12.6 B

Equity & Pref. Equity Holdings	106

Fixed Income Statistics

Weighted Avg. Coupon	8.2%

Average Maturity	10.55 yrs

Effective Duration	3.84 yrs

Bond Holdings	170

Portfolio Composition

As of March 31, 2013

Average Annual Total Returns

For periods ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without sales charge	14.29%	9.58%	6.00%	11.76%	11.34%
With sales charge	9.14%	7.90%	5.02%	11.25%	10.85%
Blended Index
(Since 12/24/02)	9.96%	8.03%	3.44%	8.18%	7.55%
S&P 500 Index
(Since 12/24/02)	13.96%	12.67%	5.81%	8.53%	7.82%

Blended Index: 25% Barclays Aggregate Bond Index and 75% MSCI World Index

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The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary objective is long-term capital appreciation. These objectives remain constant over time. However, the specific investments we have used to try to reach our objectives have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

Top Ten Industries As of 3/ 31/13		Top Ten Industries As of 12/31/12
Telecommunication Services	18.1%	Telecommunication Services	19.8%
Pharmaceuticals, Biotechnology & Life Sciences	9.6%	Energy	11.2%
Diversified Financials	9.2%	Diversified Financials	9.7%
Energy	9.2%	Utilities	9.0%
Real Estate	7.1%	Pharmaceuticals, Biotechnology & Life Sciences	8.2%
Utilities	7.1%	Real Estate	7.0%
Insurance	5.2%	Materials	4.6%
Food, Beverage & Tobacco	4.0%	Food, Beverage & Tobacco	3.9%
Banks	3.8%	Consumer Services	3.2%
Materials	3.6%	Banks	3.2%

Top Ten Industries As of 9/30/12		Top Ten Industries As of 6/30/12
Telecommunication Services	19.9%	Telecommunication Services	23.8%
Energy	10.9%	Utilities	11.3%
Utilities	10.2%	Energy	10.2%
Diversified Financials	8.6%	Real Estate	8.3%
Real Estate	7.5%	Diversified Financials	7.8%
Pharmaceuticals, Biotechnology & Life Sciences	6.2%	Pharmaceuticals, Biotechnology & Life Sciences	7.6%
Banks	4.4%	Banks	6.0%
Materials	4.1%	Semiconductors & Semiconductor Equipment	4.5%
Food, Beverage & Tobacco	3.8%	Food, Beverage & Tobacco	4.3%
Insurance	3.4%	Software & Services	3.3%

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Thornburg Investment Income Builder Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

April 22, 2013

Dear Fellow Shareholder:

This letter will review the basic results of Thornburg Investment Income Builder Fund’s investment activities for the six-month fiscal period ended March 31, 2013 and comment on the overall investment landscape, which continues to evolve in important ways.

Thornburg Investment Income Builder Fund paid ordinary quarterly dividends of 57.5¢ per Class A share in the six-month period ended March 31, 2013, down 2.5% from 59¢ in the comparable six-month period of the prior fiscal year. The dividend per share was higher for Class I and R5 shares and lower for Class C, R3 and R4 shares, to account for varying class-specific expenses.

Your Fund’s net asset value (NAV) increased by $1.18 per Class A share during the period under review to $20.08, bringing the six-month total return to 9.42%.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.43%, as disclosed in the most recent Prospectus.

Your Fund outperformed its blended benchmark (75% MSCI World Index; 25% Barclays Aggregate U.S. Bond Index) by 1.64% over the six-month period. The Fund underperformed the S&P 500 Index by 0.77% over the same period. Performance comparisons of Investment Income Builder to each of these benchmarks over various longer periods are shown on page 49 of this report. Reviewing these, you will see that the performance of your Fund has compared very well to both benchmarks over longer periods. It is not unusual for Investment Income Builder to trail these benchmarks over shorter measurement periods where annualized benchmark returns are greater than 10%.

The quarter ended March 31, 2013 was the 41st full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 31 of these quarters, including the first quarter of 2013, the Fund delivered a positive total return. The Fund has delivered positive total returns in nine of its 10 calendar years of existence. We are also proud of the fact that Thornburg Investment Income Builder has delivered tax-efficient average annual total returns in excess of 11% since its inception (A shares at NAV).

We do not expect to pay any capital gain dividends for 2013. At March 31, 2013, the Fund had realized capital losses of over $1 billion, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the performance of Thornburg Investment Income Builder Fund during the semi-annual period under review, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the six months ended March 31, 2013. The MSCI World Index comprises 75%, and the entire equity portion, of your Fund’s global performance benchmark:

1.	All 10 index sectors showed positive total returns for the period, ranging from approximately 1.34% (for information technology) to more than 16% (for consumer discretionary). Stocks of firms in the health care, consumer staples, consumer discretionary, and industrials sectors delivered index-beating returns, while stocks of firms in the information technology, energy, telecommunications, and utilities sectors joined those in the materials sector in underperforming the Index. Generally speaking, Thornburg Investment Income Builder maintains higher allocations to firms in these index-trailing sectors (excepting information technology), due to their above-average cash flow and dividend paying characteristics. In the period under review, this did not hurt the Fund’s performance relative to the Index for reasons noted as follows.

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LETTER TO SHAREHOLDERS,

CONTINUED

2.	Income Builder Fund investments in firms in the financials (24% Fund weighting), telecommunications (20%), health care (11%), consumer staples (10%), energy (9%) and utilities (7%) sectors comprised the largest sector weightings in the Fund portfolio. The Fund’s performance relative to the MSCI World Index was hurt by comparatively small portfolio allocations to firms in the strongly performing industrials and consumer discretionary sectors, and by underperformance from our equity investments in the energy sector. Strong performance from the Fund’s investments in firms in the telecommunications and materials sectors, combined with a relatively small portfolio allocation to information technology investments more than compensated.

3.	In the Income Builder portfolio, 56 equity and one bond investment contributed positive returns of at least 0.05% to the portfolio during the six-month period. Eight of our equity investments and one bond contributed returns of negative 0.05% or worse. None of the negative-performing equities cut their dividend payments during the quarter, and we have retained six of these in the Income Builder portfolio. We sold the Fund’s investment in Annaly Capital Management.

Investment Income Builder’s bond holdings delivered modest positive returns during the period, but were a drag on overall portfolio returns relative to the MSCI World Index for the period.

Strong absolute and relative returns from your Fund’s holdings in the telecommunications sector were the primary factor driving the Fund’s outperformance vis-à-vis the MSCI World Index in the semi-annual period. Telefonica Brazil, Australia’s Telstra, Russia’s Megafon, Saudi Arabia’s Etihad Etisalat Co., and Switzerland’s Swisscom each contributed significantly to performance for the period, and most portfolio holdings in the telecommunications sector made positive contributions to performance.

Your Fund’s average return from its investments in the financial sector did not quite match the performance of the equities in the finance sector of the MSCI World Index in the period. Fund investments in J.P. Morgan, Chimera Investment Corp., MFA Financial, Senior Housing Properties Trust, and Gjensidige Forsikring were among the strongest performers in the portfolio. A growing expectation that interest rates will remain “lower for longer” in the United States and Europe caused near-term earnings estimates for several of our financial holdings to be reduced in recent months. The ongoing environment of low bond yields is making it impossible for many so-called non-bank financials to maintain dividends at prior-year levels. Nevertheless, financial asset prices are well supported by low interest rates, and investors appreciate the interesting-if-lower dividends paid by many of these firms in light of low and declining bond yields.

Investment Income Builder’s holdings in the health care sector continued the positive price appreciation seen in the last two years, led by Roche, Novartis, and Pfizer. The Fund’s weighting in firms from the health care sector was slightly below that of the MSCI World Index, but our holdings delivered returns above sector averages.

Nine out of ten of the Fund investments in the consumer staples sector added share price appreciation during the period. Eight of those ten holdings also added rising dividends to generate positive contributions to portfolio performance. Over the last year, investors have bid up prices of most dividend paying firms in this sector.

Income Builder’s energy investments lagged the overall performance of the sector. Oil prices remained firm throughout the period, though they slipped in April. Much of the gas produced by the European multinationals held in the Fund’s portfolio was sold at formula rates tied to oil prices.

Your Fund’s holdings in the utilities sector lagged the already below-market returns from this sector, weighted down by negative contributions from U.S. electric utility Entergy, multinational electric power generator GDF Suez, and French giant Electricite de France.

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LETTER TO SHAREHOLDERS,

CONTINUED

Among other portfolio holdings, notable contributors included chemicals producer LyondellBasell Industries, casino operators Wynn Resorts and Sands China, Hong Kong conglomerate Hopewell Holdings Ltd., and satellite operator Eutelsat Communications. The former benefitted from low gas input prices in its North American processing operations. Negative contributors included gold miner Gold Fields Ltd., Microsoft, and a bond issued by Central European Distribution Corp.

The British pound and certain Asian currencies depreciated modestly vis-à-vis the U.S. dollar during the period, while the euro and Swiss franc were essentially unchanged. We hedged a majority of the currency exposure to the British pound, the euro and other European currencies tied to it, since we are more focused on risk control than on reaping possible currency gains from exposure to assets denominated in these currencies. This was a modest positive for performance relative to the unhedged MSCI World Index during the semi-annual period ended March 31, 2013.

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Barclays U.S. Aggregate Bond Index. This fact was helpful again in the six-month period under review, since yield spreads of corporate credits over comparable maturity U.S. government yield levels fell. Corporate bond prices have increased as their yields have declined, leading us to allocate most incoming cash flows to equities in recent quarters. You can expect us to increase the portfolio’s allocation to bonds if rising yields lead to lower bond prices. Readers of this commentary who are longtime shareholders of the Fund will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 12% in mid-2005 to 45% at June 30, 2009.

Interest Bearing Investments as a Percentage of Total Portfolio

as of March 31, 2013

As of March 31, 2013 the Fund portfolio included more than 172 bonds and hybrid securities.

Investors have experienced well above-average financial market volatility over the last four years. Investment bank Credit Suisse points out that the average number of quarters with a return of greater than positive 10% or less than negative 10% in each of the last six decades is just below eight quarters per decade. There are 40 quarters per decade, so these “highly volatile” quarterly results have occurred just 20% of the time over the six-decade span. In 11 of the last eighteen calendar quarters, the returns to the S&P 500 Index have been either less than or equal to negative 10%, or greater than or equal to positive 10%. Equity mutual fund investors

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LETTER TO SHAREHOLDERS,

CONTINUED

clearly do not welcome the more volatile equity returns seen since 2008, as indicated by outflows of investor dollars from both equity mutual funds and individual equities. Returns to shareholders of Thornburg Investment Income Builder have been considerably less volatile than returns to broad equity market indices.

Since its inception, the dividend increases paid by Investment Income Builder have been powered primarily by dividend increases from the Fund’s equity holdings. These increases slowed significantly during the global financial crisis due to more than 20% aggregate declines in dividends paid in 2009 in most developed country equity markets. Dividend increases since 2010 have brought aggregate dividends paid by U.S. listed firms back above pre-financial-crisis levels. For the U.S. equity market as a whole, the dividend payout ratio is around 33% of corporate earnings. For the Income Builder equity portfolio as a whole, the dividend payout ratio is slightly above 60%, reflecting our preference for owning firms with both the ability and willingness to pay attractive dividends. Outside the United States, dividend yields and payout ratios tend to be higher, but dividend growth has been lower since 2010. Readers should be aware that the reduced yields now available from bond investments pose a formidable near-term challenge to delivering year-over-year dividend increases on Investment Income Builder Fund shares.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings. To the extent that the global economy does not recover…and this is always a possibility, we can expect the opposite. The political debate around tax rates for dividends to higher income taxpayers continues the long running tug of war regarding “double taxation of dividends.” In effect, U.S. corporate profits are taxed prior to dividend payments, and then taxed again when dividends are received by non-corporate shareholders. On January 2, 2013 legislators raised the prior 50% combined rate for the government’s share of distributed corporate profits (35% corporate tax rate + 15% tax rate on dividends received) to 55% by increasing the maximum dividend tax rate to 20%. This acts as a disincentive for corporations to favor dividends over other uses for accumulated earnings and profits.

Investors seek additional clarity on how European governments (and financial institutions) will manage through a debt contraction and at least one state default. Interestingly, a strong surge by European indices in the second half of 2012 led most of these to outperform the U.S. equity market for 2012. The European Central Bank and the Bank of Japan have joined the Federal Reserve and the Bank of England in creating sufficient liquidity to avoid deflationary outcomes. Investors also have questions about whether China can transition from an investment led economy to a consumer led economy, and whether the United States government can implement a reasonable framework of pro-growth policies, while also reining in public sector borrowing.

We do not expect to know clear answers to these questions during the coming months. There will be news from day to day that will feed hopes or fan despair, thereby moving the prices of financial assets by significant percentages. The “fiscal cliff” debate contributed to a negative return for the S&P 500 Index in the fourth quarter of 2012, and the decision to take no further legislative action and allow the previously negotiated “sequester” to take effect was viewed positively by investors in the March 2013 quarter. The actual impact of the sequester will be felt over the summer. Any ongoing failure to resolve the budget debate will likely be negative for equity market sentiment, while any reasonable compromise should be positive.

Earnings expectations for the MSCI World Index portfolio have been reduced for 2013 and 2014 in recent quarters, as global economic growth has been below prior expectations. Most major central banks around the world have significantly eased monetary conditions, and give no indications of changing course. Equity price movements in the first fiscal half of 2013 appear to incorporate expectations that lower interest rates and plentiful liquidity will create a foundation for better economic growth in the future. Bond yields have dropped significantly over the last six quarters, as indicated by a 1.52% average yield decline in the FlNRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index, from 4.80% on September 30, 2011 to 3.28% on March 31, 2013.

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LETTER TO SHAREHOLDERS,

CONTINUED

While lower interest rates are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of overall personal income in the United States has fallen from more than 11% in 2008 to around 7% today. The interest contribution to personal income is set to continue dropping in 2013 as previously issued bonds and CDs mature.

Investors must consider other options. Yields on taxable and tax-exempt money funds remain below 1/5 of one percent. Banks have aggressively reduced yields on all deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our website, www. thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Jason Brady, CFA	Ben Kirby, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

Summary of Industry Exposure

As of 3/31/13

Telecommunication Services	18.1%	Household & Personal Products	1.7%
Pharmaceuticals, Biotechnology & Life Sciences	9.6%	Transportation	1.6%
Diversified Financials	9.2%	Capital Goods	1.4%
Energy	9.2%	Retailing	0.8%
Real Estate	7.1%	Miscellaneous	0.5%
Utilities	7.1%	Health Care Equipment & Services	0.4%
Insurance	5.2%	Technology Hardware & Equipment	0.1%
Food, Beverage & Tobacco	4.0%	Other Non-Classified Securities:
Banks	3.8%	Asset Backed Securities	0.6%
Materials	3.6%	Other Securities	0.4%
Food & Staples Retailing	3.1%	U.S. Government Agencies	0.1%
Consumer Services	3.0%	Municipal Bonds*	0.0%
Semiconductors & Semiconductor Equipment	2.6%	Other Government*	0.0%
Software & Services	2.5%	Other Assets & Liabilities	2.3%
Media	2.0%
		* Percentage was less than 0.1%.

Top Ten Equity Holdings

As of 3/31/13

Telefonica Brasil ADR	2.7%	Telstra Corp. Ltd.	2.2%
Total SA	2.6%	Pfizer, Inc.	2.2%
Microsoft Corp.	2.3%	Walgreen Co.	2.1%
JPMorgan Chase & Co.	2.2%	TDC A/S	1.9%
Roche Holding AG	2.2%	Intel Corp.	1.8%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

Summary of Country Exposure

As of 3/31/13

United States	45.7%	Luxembourg	0.9%
Switzerland	9.2%	Mexico	0.8%
France	8.1%	South Africa	0.7%
Netherlands	4.7%	Taiwan	0.6%
Brazil	4.6%	Bermuda	0.5%
United Kingdom	3.6%	Saudi Arabia	0.5%
Australia	3.1%	Philippines	0.5%
Denmark	1.9%	Israel	0.4%
Italy	1.6%	Cayman Islands	0.4%
Norway	1.6%	Germany	0.2%
Canada	1.5%	Japan	0.2%
Hong Kong	1.4%	Argentina	0.2%
Spain	1.3%	South Korea	0.1%
China	1.2%	Trinidad and Tobago	0.1%
Russia	1.2%	Other Assets & Liabilities	2.3%
Singapore	0.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 82.82%

BANKS — 1.89%
COMMERCIAL BANKS — 1.89%
Banco Santander Brasil SA	16,160,000	$117,321,600
Banque Cantonale Vaudoise	44,400	24,788,792
Liechtensteinische Landesbank AG	1,150,000	44,095,649
St. Galler Kantonalbank	78,741	33,178,553
Standard Chartered plc	1,201,600	31,102,005

		250,486,599

CAPITAL GOODS — 1.21%
INDUSTRIAL CONGLOMERATES — 1.21%
Hopewell Holdings Ltd.	24,950,340	101,247,104
NWS Holdings Ltd.	32,931,000	58,967,852

		160,214,956

CONSUMER SERVICES — 2.76%
HOTELS, RESTAURANTS & LEISURE — 2.76%
McDonald’s Corp.	1,460,000	145,547,400
Sands China Ltd.	17,000,000	88,147,580
Wynn Resorts Ltd.	1,058,800	132,519,408

		366,214,388

DIVERSIFIED FINANCIALS — 7.49%
CAPITAL MARKETS — 4.13%
AllianceBernstein Holdings LP	1,200,000	26,280,000

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
Apollo Global Management, LLC	1,751,900	$37,911,116
[a] Apollo Investment Corp.	13,316,000	111,321,760
Ares Capital Corp.	6,894,000	124,781,400
GAM Holding AG	1,998,682	33,792,106
Och-Ziff Capital Management Group, LLC	7,313,010	68,376,644
[a] Solar Capital Ltd.	3,775,000	88,674,750
[a] Solar Capital Ltd.	150,000	3,523,500
The Blackstone Group LP	2,698,000	53,366,440
DIVERSIFIED FINANCIAL SERVICES — 3.36%
JPMorgan Chase & Co.	6,228,000	295,580,880
[a] KKR Financial Holdings, LLC	13,587,346	150,411,920

		994,020,516

ENERGY — 7.22%
OIL, GAS & CONSUMABLE FUELS — 7.22%
Canadian Oil Sands Ltd.	3,282,400	67,661,029
Eni S.p.A.	7,253,000	162,981,034
Husky Energy, Inc.	3,198,500	91,813,023
Linn Co., LLC	1,576,900	61,577,945
Royal Dutch Shell plc ADR	3,577,800	233,129,448
Total SA	7,113,900	340,638,688

		957,801,167

FOOD & STAPLES RETAILING — 3.04%
FOOD & STAPLES RETAILING — 3.04%
Koninklijke Ahold NV	7,874,200	120,668,384
Walgreen Co.	5,935,000	282,980,800

		403,649,184

FOOD, BEVERAGE & TOBACCO — 3.71%
BEVERAGES — 1.43%
Coca Cola Co.	4,475,000	180,969,000
Companhia de Bebidas das Americas ADR	200,000	8,466,000
FOOD PRODUCTS — 0.66%
Nestle SA	1,217,700	88,059,733
TOBACCO — 1.62%
British American Tobacco plc	607,200	32,540,450
Lorillard, Inc.	1,273,000	51,365,550
Philip Morris International, Inc.	1,413,000	130,999,230

		492,399,963

HOUSEHOLD & PERSONAL PRODUCTS — 1.71%
HOUSEHOLD PRODUCTS — 1.71%
Kimberly-Clark Corp.	840,000	82,303,200
Reckitt Benckiser plc	2,013,500	144,343,058

		226,646,258

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value

INSURANCE — 3.45%
INSURANCE — 3.45%
Gjensidige Forsikring ASA	7,320,059	$120,752,932
Scor SE	2,912,300	83,622,203
Swiss Re Ltd.	1,116,200	90,772,822
Zurich Financial Services AG	582,100	162,004,445

		457,152,402

MATERIALS — 3.03%
CHEMICALS — 0.93%
Israel Chemicals Ltd.	4,416,000	57,059,753
LyondellBasell Industries NV	1,057,000	66,897,530
METALS & MINING — 2.10%
Gold Fields Ltd. ADR	12,217,700	94,687,175
Nucor Corp.	1,685,000	77,762,750
Southern Copper Corp.	2,824,700	106,123,979

		402,531,187

MEDIA — 1.65%
MEDIA — 1.65%
Eutelsat Communications	4,150,000	146,317,819
SES SA	2,318,000	72,649,022

		218,966,841

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.31%
PHARMACEUTICALS — 9.31%
Merck & Co.	4,700,000	207,881,000
Novartis AG	3,309,500	235,147,767
Pfizer, Inc.	9,904,000	285,829,440
Roche Holding AG	1,255,800	292,354,156
Sanofi-Aventis	2,097,200	213,101,340

		1,234,313,703

REAL ESTATE — 7.04%
REAL ESTATE INVESTMENT TRUSTS — 7.04%
Capstead Mortgage Corp.	3,500,000	44,870,000
Chimera Investment Corp.	47,300,000	150,887,000
Digital Realty Trust, Inc.	1,045,000	69,920,950
[a] Dynex Capital, Inc.	4,562,000	48,722,160
[a] Invesco Mortgage Capital, Inc.	7,000,000	149,730,000
[a] MFA Financial, Inc.	19,800,000	184,536,000
Senior Housing Properties Trust	4,415,000	118,454,450
Silver Bay Realty Trust Corp.	132,300	2,738,610
Two Harbors Investment Corp.	2,700,000	34,047,000
[a] Washington REIT	4,640,000	129,177,600

		933,083,770

RETAILING — 0.80%
SPECIALTY RETAIL — 0.80%
Staples, Inc.	7,872,900	105,733,047

		105,733,047

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.47%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.47%
Intel Corp.	11,075,000	$241,988,750
Taiwan Semiconductor Manufacturing Co. Ltd.	25,400,000	84,942,731

		326,931,481

SOFTWARE & SERVICES — 2.31%
SOFTWARE — 2.31%
Microsoft Corp.	10,700,000	306,127,000

		306,127,000

TELECOMMUNICATION SERVICES — 16.49%
DIVERSIFIED TELECOMMUNICATION SERVICES — 12.65%
AT&T, Inc.	6,150,000	225,643,500
Singapore Telecommunications Ltd.	39,500,000	114,008,143
Swisscom AG	476,400	220,409,649
TDC A/S	33,170,000	254,859,931
Telefonica Brasil ADR	13,200,000	352,176,000
Telenor ASA	3,982,700	87,076,281
Telstra Corp. Ltd.	62,000,000	291,126,483
Ziggo N.V.	3,780,000	132,933,439
WIRELESS TELECOMMUNICATION SERVICES — 3.84%
Etihad Etisalat Co.	3,030,000	65,848,487
[b] MegaFon OAO	2,600,000	80,600,000
Philippine Long Distance Telephone Co.	867,300	63,501,406
VimpelCom Ltd. ADR	5,600,000	66,584,000
Vodafone Group plc	81,928,700	232,291,884

		2,187,059,203

TRANSPORTATION — 1.31%
TRANSPORTATION INFRASTRUCTURE — 1.31%
China Merchants Holdings International Co. Ltd.	20,720,430	68,066,675
Jiangsu Express Co., Ltd.	36,530,000	36,706,237
Sydney Airport	20,385,909	69,617,337

		174,390,249

UTILITIES — 5.93%
ELECTRIC UTILITIES — 2.29%
Duke Energy Corp.	1,436,000	104,239,240
EDP - Energias do Brasil SA	5,200,000	32,475,071
Electricite de France SA	3,709,100	71,127,511
Entergy Corp.	1,514,000	95,745,360
GAS UTILITIES — 0.87%
Enagas SA	2,879,100	67,039,324
Snam S.p.A.	10,440,000	47,588,249
MULTI-UTILITIES — 2.77%
Dominion Resources, Inc.	1,267,000	73,714,060
GDF Suez	10,500,000	202,160,688
Sempra Energy	1,150,000	91,931,000

		786,020,503

TOTAL COMMON STOCK (Cost $9,523,797,169)		10,983,742,417

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
PREFERRED STOCK — 2.24%

BANKS — 1.37%
COMMERCIAL BANKS — 1.37%
Barclays Bank plc Pfd, 7.10%	200,000	$5,098,000
Fifth Third Bancorp Pfd, 8.50%	714,700	102,452,245
First Niagara Financial Group Pfd, 8.625%	143,295	4,199,976
First Tennessee Bank Pfd, 3.75%	12,000	8,898,750
GMAC Capital Trust I Pfd, 8.125%	628,126	17,085,027
[c] United Community Bank Pfd, 5.00%	35,000	33,896,450
Wintrust Financial Corp. Pfd, 5.00%	10,000	10,456,900

		182,087,348

DIVERSIFIED FINANCIALS — 0.21%
CAPITAL MARKETS — 0.02%
Morgan Stanley Pfd, 4.00%	120,000	2,760,000
CONSUMER FINANCE — 0.19%
Ally Financial, Inc. Pfd, 8.50%	930,495	24,918,656

		27,678,656

ENERGY — 0.16%
OIL, GAS & CONSUMABLE FUELS — 0.16%
Sanchez Energy Corp. Pfd, 6.50%	400,000	21,132,000

		21,132,000

INSURANCE — 0.18%
INSURANCE — 0.18%
Principal Financial Group Pfd, 5.563%	234,400	23,491,287

		23,491,287

MISCELLANEOUS — 0.09%
U.S. GOVERNMENT AGENCIES — 0.09%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	11,424,375

		11,424,375

REAL ESTATE — 0.09%
REAL ESTATE INVESTMENT TRUSTS — 0.09%
Alexandria Real Estate Pfd, 7.00%	463,500	12,746,250

		12,746,250

TELECOMMUNICATION SERVICES — 0.14%
WIRELESS TELECOMMUNICATION SERVICES — 0.14%
Centaur Funding Corp. Pfd, 9.08%	15,000	18,750,000

		18,750,000

TOTAL PREFERRED STOCK (Cost $254,883,958)		297,309,916

ASSET BACKED SECURITIES — 0.63%
COMMERCIAL MTG TRUST — 0.14%
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.914%, 3/25/2034	$1,253,712	969,631
[d] CVS Pass-Through Trust, 9.35%, 1/10/2023	15,000,000	17,095,185

		18,064,816

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
OTHER ASSET BACKED — 0.21%
Fairway Outdoor Funding, LLC, 8.835%, 10/15/2042	$7,000,000	$7,089,884
[c,d] JPR Royalty, LLC, 14.00%, 9/1/2020	5,000,000	4,400,000
MIRAMAX LLC, 10.00%, 10/20/2021	12,458,333	12,747,292
[c] Northwind Holdings, LLC Floating Rate Note, 1.067%, 12/1/2037	4,243,750	3,861,813

		28,098,989

RESIDENTIAL MTG TRUST — 0.28%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.594%, 12/20/2036	3,086,371	461,336
Banc of America Mtg Securities, Inc., Series 2005-A Class B1 Floating Rate Note, 3.172%, 2/25/2035	4,530,897	366,329
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.492%, 8/25/2033	397,549	327,682
FBR Securitization Trust, Series 2005-2 Class M1, 0.924%, 9/25/2035	20,100,000	17,687,656
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.575%, 8/25/2034	5,848,330	3,745,409
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.524%, 11/25/2035	7,406,841	7,125,523
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.354%, 6/25/2036	5,624,476	5,537,876
Structured Asset Security Corp., Series 2002-27A Class B1, 2.62%, 1/25/2033	1,890,532	1,059,942
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.616%, 2/25/2035	8,560,206	819,458
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.674%, 3/25/2035	6,959,577	442,096

		37,573,307

TOTAL ASSET BACKED SECURITIES (Cost $99,477,920)		83,737,112

CORPORATE BONDS — 9.44%

BANKS — 0.42%
COMMERCIAL BANKS — 0.42%
[d,e] Banco Pine SA, 8.75%, 1/6/2017	7,274,000	7,619,515
[d] Emigrant Bancorp, 6.25%, 6/15/2014	16,958,000	16,307,678
Fifth Third Bancorp, 6.25%, 5/1/2013	2,750,000	2,762,457
[d,e] Groupe BPCE, 12.50%, 12/31/2049	10,211,000	12,588,162
PNC Financial Services Group, Inc., 8.25%, 12/31/2049	10,000,000	10,060,970
Provident Bank of Maryland, 9.50%, 5/1/2018	5,600,000	5,765,071

		55,103,853

CAPITAL GOODS — 0.20%
INDUSTRIAL CONGLOMERATES — 0.18%
[d] Nesco LLC/Holdings Corp., 11.75%, 4/15/2017	4,000,000	4,400,000
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	19,890,000
TRADING COMPANIES & DISTRIBUTORS — 0.02%
International Lease Finance Corp., 4.875%, 4/1/2015	2,000,000	2,097,500

		26,387,500

CONSUMER SERVICES — 0.04%
DIVERSIFIED CONSUMER SERVICES — 0.03%
[d] Laureate Education, Inc., 9.25%, 9/1/2019	4,500,000	5,000,625
HOTELS, RESTAURANTS & LEISURE — 0.01%
[d] Seneca Nation Indians Capital Improvements Authority, 6.75%, 12/1/2013	770,000	769,669

		5,770,294

DIVERSIFIED FINANCIALS — 0.85%
CAPITAL MARKETS — 0.07%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,956,704
CONSUMER FINANCE — 0.27%
American Express Credit Co., 5.875%, 5/2/2013	5,000,000	5,021,770

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
Capital One Financial Corp., 6.15%, 9/1/2016	$25,000,000	$28,739,500
TMX Finance, LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	2,500,000	2,737,500
DIVERSIFIED FINANCIAL SERVICES — 0.51%
[d,e] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	17,000,000	17,255,000
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	17,062,987
JPMorgan Chase & Co., 7.90%, 12/31/2049	15,000,000	17,232,435
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	7,297,085
SquareTwo Financial Corp., 11.625%, 4/1/2017	8,850,000	9,004,875

		113,307,856

ENERGY — 1.78%
ENERGY EQUIPMENT & SERVICES — 0.31%
[e] Floatel International Ltd., 8.00%, 10/11/2017	15,500,000	16,236,250
Nabors Industries, Inc., 9.25%, 1/15/2019	10,500,000	13,504,911
[d,e] RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	10,400,000	11,570,000
OIL, GAS & CONSUMABLE FUELS — 1.47%
Black Elk Energy Offshore Operations, LLC, 13.75%, 12/1/2015	11,269,000	11,212,655
[d] DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	6,584,875
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	13,301,779
Endeavour International, 12.00%, 3/1/2018	5,100,000	4,908,750
Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	16,796,800
EP Energy, LLC Everest Acquisition Finance, Inc., 6.875%, 5/1/2019	1,000,000	1,095,000
[d,e] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,417,500
[d] Green Field Energy Services, 13.25%, 11/15/2016	16,000,000	16,480,000
[d] Green Field Energy Services, 13.25%, 11/15/2016	379,000	390,370
[d] GS Caltex Corp., 7.25%, 7/2/2013	7,000,000	7,099,981
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	10,702,992
[d] Linc Energy U.S.A./Linc Energy Finance, 12.50%, 10/31/2017	8,000,000	8,760,000
[d] Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	6,435,000	6,709,259
NuStar Logistics, 8.15%, 4/15/2018	18,000,000	20,594,088
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	10,596,544
[d,e] Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	5,230,000
RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	15,750,000
Southern Union Co., 3.316%, 11/1/2066	23,020,000	20,200,050
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	7,420,000
[d] Woodside Financial Ltd., 8.125%, 3/1/2014	8,000,000	8,512,072

		236,073,876

FOOD, BEVERAGE & TOBACCO — 0.19%
FOOD PRODUCTS — 0.07%
[d] Harmony Foods Corp., 10.00%, 5/1/2016	8,913,000	9,603,757
TOBACCO — 0.12%
Altria Group, Inc., 8.50%, 11/10/2013	4,000,000	4,190,840
Altria Group, Inc., 9.70%, 11/10/2018	3,632,000	5,054,542
[d,e] B.A.T. International Finance plc, 9.50%, 11/15/2018	5,000,000	6,932,765

		25,781,904

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
HEALTH CARE EQUIPMENT & SERVICES — 0.44%
HEALTH CARE PROVIDERS & SERVICES — 0.25%
Aurora Diagnostics Holdings, LLC, 10.75%, 1/15/2018	$11,000,000	$8,580,000
[d] Prospect Medical Holdings, Inc., 8.375%, 5/1/2019	23,500,000	25,027,500
HEALTH CARE TECHNOLOGY — 0.19%
Merge Healthcare, Inc., 11.75%, 5/1/2015	23,250,000	24,819,375

		58,426,875

INSURANCE — 1.41%
INSURANCE — 1.41%
[d,e] Dai Ichi Mutual Life Insurance Co. Ltd., 7.25%, 12/31/2049	9,000,000	10,162,350
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	11,447,313
[d] Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,037,608
[d] MetLife Capital Trust X, 9.25%, 4/8/2068	12,000,000	16,740,000
MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,986,128
[d] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,844,152
[d,e] Oil Insurance Ltd., 3.293%, 12/31/2049	4,000,000	3,671,508
[d] Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	5,776,839
[d,e] QBE Capital Funding III Ltd., 7.25%, 5/24/2041	40,000,000	42,000,000
[d,e] QBE Insurance Group Ltd., 5.647%, 7/1/2023	12,863,000	12,818,738
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	16,226,108
[d] White Mountains Re Group Ltd., 7.506%, 12/31/2049	28,590,000	30,259,942
[d] ZFS Finance USA Trust II, 6.45%, 12/15/2065	25,748,000	27,743,470
[d] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,348,200

		187,062,356

MATERIALS — 0.48%
CONSTRUCTION MATERIALS — 0.21%
[d,e] CEMEX Espana Luxembourg, 9.875%, 4/30/2019	1,460,000	1,680,752
[d] CEMEX Finance, LLC, 9.50%, 12/14/2016	10,000,000	10,825,000
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,913,648
CONTAINERS & PACKAGING — 0.02%
[d] Plastipak Holdings, Inc., 10.625%, 8/15/2019	2,250,000	2,576,250
METALS & MINING — 0.25%
[d,e] Anglo American Capital plc, 9.375%, 4/8/2014	3,500,000	3,778,527
[d] Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	9,000,000	9,506,250
[d,e] FMG Resources Ltd., 8.25%, 11/1/2019	8,500,000	9,169,375
[d] GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	7,994,000
[e] Thompson Creek Metals Co., 9.75%, 12/1/2017	2,500,000	2,712,500

		63,156,302

MEDIA — 0.35%
MEDIA — 0.35%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	6,449,780
[d,e] Mood Media Corp., 9.25%, 10/15/2020	9,000,000	9,832,500
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	18,515,168
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,255,036
WMG Holdings Corp., 13.75%, 10/1/2019	6,000,000	7,065,000

		46,117,484

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.25%
BIOTECHNOLOGY — 0.05%
[c,d] Ironwood Pharmaceuticals, Inc., 11.00%, 6/15/2024	7,000,000	7,000,000

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
LIFE SCIENCES TOOLS & SERVICES — 0.08%
[d] BPA Laboratories, Inc., 12.25%, 4/1/2017	$12,000,000	$11,010,000
PHARMACEUTICALS — 0.12%
[c,d] Alvogen Pharma U.S., Inc., 10.50%, 3/15/2019	12,000,000	12,120,000
Tiers Inflation Linked Trust, Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 3.591%, 2/1/2014	3,000,000	3,067,800

		33,197,800

RETAILING — 0.04%
MULTILINE RETAIL — 0.01%
[d,e] Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,500,000	1,605,000
SPECIALTY RETAIL — 0.03%
Best Buy Co., Inc., 7.25%, 7/15/2013	4,000,000	4,060,000

		5,665,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.09%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.09%
KLA Tencor Corp., 6.90%, 5/1/2018	10,000,000	11,988,060

		11,988,060

SOFTWARE & SERVICES — 0.11%
INTERNET SOFTWARE & SERVICES — 0.11%
[d,e] EAccess Ltd., 8.25%, 4/1/2018	5,600,000	6,202,000
[c] Yahoo!, Inc., 6.65%, 8/10/2026	7,848,299	8,554,646

		14,756,646

TECHNOLOGY HARDWARE & EQUIPMENT — 0.08%
COMPUTERS & PERIPHERALS — 0.08%
[d,e] Global A&T Electronics Ltd., 10.00%, 2/1/2019	10,000,000	10,700,000

		10,700,000

TELECOMMUNICATION SERVICES — 1.42%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.31%
[e] Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	37,028,949
Level 3 Communications, Inc., 11.875%, 2/1/2019	6,000,000	7,035,000
[d] Level 3 Communications, Inc., 8.875%, 6/1/2019	9,000,000	9,832,500
Qwest Corp., 6.75%, 12/1/2021	9,000,000	10,362,546
[e] Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	4,420,530
[e] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	3,099,309
[e] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	91,666,080
[d,e] Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	9,450,262
WIRELESS TELECOMMUNICATION SERVICES — 0.11%
[d,e] VimpelCom (UBS SA), 8.25%, 5/23/2016	4,500,000	5,035,500
[d,e] VimpelCom Holdings BV, 7.504%, 3/1/2022	8,735,000	9,720,308

		187,650,984

TRANSPORTATION — 0.20%
AIR FREIGHT & LOGISTICS — 0.01%
[d] SPL Logistics Escrow, LLC, 8.875%, 8/1/2020	800,000	850,000
AIRLINES — 0.16%
[d,e] Air Canada, 9.25%, 8/1/2015	17,000,000	18,105,000
US Airways, 6.25%, 10/22/2024	2,709,490	3,007,534

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
MARINE — 0.03%
[d] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	$7,615,202	$4,977,189

		26,939,723

UTILITIES — 1.09%
ELECTRIC UTILITIES — 0.53%
Alabama Power Capital Trust V, 3.408%, 10/1/2042	4,000,000	3,985,160
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,781,013
[d,e] Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	44,642,800
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	9,442,296
[d] Great River Energy, 5.829%, 7/1/2017	1,300,796	1,411,894
[d] Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,096,962
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.15%
[d,e] Inkia Energy Ltd., 8.375%, 4/4/2021	18,000,000	20,331,000
MULTI-UTILITIES — 0.41%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,886,730
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	4,872,429
[d] Enogex, LLC, 6.875%, 7/15/2014	2,000,000	2,105,924
[d] Enogex, LLC, 6.25%, 3/15/2020	2,500,000	2,828,752
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	24,017,700
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,893,904
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,099,784

		144,396,348

TOTAL CORPORATE BONDS (Cost $1,064,206,766)		1,252,482,861

CONVERTIBLE BONDS — 0.42%

DIVERSIFIED FINANCIALS — 0.20%
CAPITAL MARKETS — 0.20%
Hercules Technology Growth Capital, Inc., 6.00%, 4/15/2016	9,762,000	10,603,972
[d] Technology Investment CA, 7.50%, 11/1/2017	15,000,000	15,178,125

		25,782,097

FOOD, BEVERAGE & TOBACCO — 0.03%
BEVERAGES — 0.03%
[b,f] Central European Distribution Corp., 3.00%, 3/15/2013	18,239,000	3,647,800

		3,647,800

MATERIALS — 0.03%
METALS & MINING — 0.03%
[d,e] Jaguar Mining, Inc., 4.50%, 11/1/2014	11,000,000	3,960,000

		3,960,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.06%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.06%
[e] Trina Solar Ltd., 4.00%, 7/15/2013	8,500,000	8,330,000

		8,330,000

TELECOMMUNICATION SERVICES — 0.10%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.10%
[d] Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	15,600,000	11,144,250

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
Level 3 Communications, Inc., 7.00%, 3/15/2015	$2,000,000	$2,331,250

		13,475,500

TOTAL CONVERTIBLE BONDS (Cost $75,843,035)		55,195,397

WARRANTS — 0.01%
[b] Green Field Energy Services	16,000	880,000

TOTAL WARRANTS (Cost $627,343)		880,000

MUNICIPAL BONDS — 0.03%
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,555,000	2,827,159
Victor, New York, 9.20%, 5/1/2014	410,000	418,614

TOTAL MUNICIPAL BONDS (Cost $2,917,801)		3,245,773

U.S. GOVERNMENT AGENCIES — 0.07%
[d] Agribank FCB, 9.125%, 7/15/2019	6,750,000	9,098,757

TOTAL U.S. GOVERNMENT AGENCIES (Cost $6,750,000)		9,098,757

OTHER GOVERNMENT — 0.02%
[e] Export-Import Bank of Korea, 8.125%, 1/21/2014	2,750,000	2,904,388

TOTAL OTHER GOVERNMENT (Cost $2,748,045)		2,904,388

FOREIGN BONDS — 1.66%

BANKS — 0.15%
COMMERCIAL BANKS — 0.15%
[d] Banco Santander (BRL), 8.00%, 3/18/2016	40,000,000	19,972,783

		19,972,783

CONSUMER SERVICES — 0.16%
HOTELS, RESTAURANTS & LEISURE — 0.16%
[d] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	43,000,000	22,013,362

		22,013,362

DIVERSIFIED FINANCIALS — 0.47%
CAPITAL MARKETS — 0.02%
Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	2,414,549
CONSUMER FINANCE — 0.21%
[d] Cash Store Financial (CAD), 11.50%, 1/31/2017	10,250,000	7,565,536
[d] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	12,000,000	20,366,704
DIVERSIFIED FINANCIAL SERVICES — 0.24%
Bank of America Corp. (BRL), 10.00%, 11/19/2014	6,500,000	3,321,168
[c] Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	2,697,018
KFW (BRL), 5.375%, 9/14/2015	53,000,000	25,768,898

		62,133,873

FOOD & STAPLES RETAILING — 0.02%
FOOD & STAPLES RETAILING — 0.02%
Wesfarmers Ltd. (AUD), 5.683%, 9/11/2014	2,000,000	2,133,792

		2,133,792

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 0.07%
BEVERAGES — 0.07%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	$7,669,000	$4,223,975
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	10,000,000	5,351,973

		9,575,948

INSURANCE — 0.14%
INSURANCE — 0.14%
ELM BV (AUD), 7.635%, 12/31/2049	10,500,000	11,024,674
ELM BV (AUD), 4.455%, 12/31/2049	8,000,000	7,363,224

		18,387,898

MATERIALS — 0.07%
CONSTRUCTION MATERIALS — 0.07%
CEMEX Finance, LLC (EUR), 9.625%, 12/14/2017	6,500,000	9,069,415

		9,069,415

MEDIA — 0.03%
MEDIA — 0.03%
News America Holdings (AUD), 8.625%, 2/7/2014	4,000,000	4,272,061

		4,272,061

MISCELLANEOUS — 0.38%
MISCELLANEOUS — 0.38%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	13,311,889
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	65,401,000	37,421,703

		50,733,592

SOFTWARE & SERVICES — 0.05%
INTERNET SOFTWARE & SERVICES — 0.05%
EAccess Ltd. (EUR), 8.375%, 4/1/2018	4,600,000	6,580,509

		6,580,509

TRANSPORTATION — 0.07%
AIRLINES — 0.07%
[c] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	7,599,497	9,205,643

		9,205,643

UTILITIES — 0.05%
ELECTRIC UTILITIES — 0.05%
Cia de Eletricidade do Estado da Bahia (BRL), 11.75%, 4/27/2016	12,000,000	6,244,216

		6,244,216

TOTAL FOREIGN BONDS (Cost $215,541,538)		220,323,092

OTHER SECURITIES — 0.37%
LOAN PARTICIPATIONS — 0.37%
Baker & Taylor Acquisitions, 12.00%, 9/19/2016	13,000,000	12,350,000
[d,e] CEMEX Espana SA, 4.78%, 2/14/2014	3,373,420	3,280,651
Lonestar Intermediate Super Holdings, LLC, 11.00%, 8/7/2019	3,000,000	3,211,890
[c] Private Restaurants Properties, Inc., 9.00%, 3/1/2017	15,457,496	15,457,496
Texas Competitive Electric Holdings, LLC, 3.792%, 10/10/2014	6,997,216	5,127,420

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
Texas Competitive Electric Holdings, LLC, 3.702%, 10/10/2014	$13,672,644	$10,019,040

TOTAL OTHER SECURITIES (Cost $52,949,404)		49,446,497

SHORT TERM INVESTMENTS — 0.21%
Spectra Energy Capital, 0.30%, 4/1/2013	15,000,000	15,000,000
Tyco Electronics Group SA, 0.31%, 4/1/2013	13,000,000	13,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $28,000,000)		28,000,000

TOTAL INVESTMENTS — 97.92% (Cost $11,327,742,979)		$12,986,366,210
OTHER ASSETS LESS LIABILITIES — 2.08%		276,005,092

NET ASSETS — 100.00%		$13,262,371,302

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2012	Gross Additions	Gross Reductions	Shares/Principal March 31, 2013	Market Value March 31, 2013	Investment Income
Apollo Investment Corp.	14,179,200	734,757	1,597,957	13,316,000	$111,321,760	$5,499,040
Dynex Capital, Inc.	4,562,000	—	—	4,562,000	48,722,160	3,968,940
Invesco Mortgage Capital, Inc.	7,000,000	—	—	7,000,000	149,730,000	9,100,000
KKR Financial Holdings, LLC	12,400,000	1,925,990	738,644	13,587,346	150,411,920	6,328,757
KKR Financial Holdings, LLC, 7.5% 1.15.2017	22,750,000	—	22,750,000	—	—	301,912
MFA Financial, Inc.	20,555,000	795.000	1,550,000	19,800,000	184,536,000	18,653,500
Solar Capital Ltd.	3,750,000	175,000	—	3,925,000	92,198,250	4,605,000
Washington REIT	3,975,000	665,000	—	4,640,000	129,177,600	2,718,000

Total non-controlled affiliated issuers – 6.53% of net assets					$866,097,690	$51,175,149

b	Non-income producing.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, the aggregate value of these securities in the Fund’s portfolio was $703,124,634, representing 5.3% of the Fund’s net assets.
e	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt	EUR	Denominated in Euros
ARM	Adjustable Rate Mortgage	FCB	Farm Credit Bank
AUD	Denominated in Australian Dollars	GBP	Denominated in Great Britain Pounds
BRL	Denominated in Brazilian Real	Mtg	Mortgage
CAD	Denominated in Canadian Dollars	Pfd	Preferred Stock
CMO	Collateralized Mortgage Obligation	REIT	Real Estate Investment Trust
CPI	Consumer Price Index

See notes to financial statements.

Certified Semi-Annual Report    29

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-affiliated issuers (cost $10,567,988,369)	$12,120,268,520
Non-controlled affiliated issuers (cost $759,754,610)	866,097,690
Cash	114,127,730
Cash denominated in foreign currency (cost $1,572,411)	1,572,411
Receivable for investments sold	7,319,426
Receivable for fund shares sold	57,054,783
Unrealized appreciation on forward currency contracts (Note 7)	55,688,468
Dividends receivable	50,415,320
Dividend and interest reclaim receivable	17,489,629
Interest receivable	35,797,717
Prepaid expenses and other assets	288,980

Total Assets	13,326,120,674

LIABILITIES
Payable for investments purchased	19,382,580
Payable for fund shares redeemed	15,000,355
Unrealized depreciation on forward currency contracts (Note 7)	1,073,972
Payable to investment advisor and other affiliates (Note 3)	13,261,134
Accounts payable and accrued expenses	3,672,302
Dividends payable	11,359,029

Total Liabilities	63,749,372

NET ASSETS	$13,262,371,302

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,722,756
Net unrealized appreciation on investments	1,712,415,550
Accumulated net realized gain (loss)	(1,067,378,887)
Net capital paid in on shares of beneficial interest	12,614,611,883

$13,262,371,302

30    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($3,848,557,997 applicable to 191,623,218 shares of beneficial interest outstanding - Note 4)	$20.08
Maximum sales charge, 4.50% of offering price	0.95

Maximum offering price per share	$21.03

Class C Shares:
Net asset value and offering price per share* ($4,608,237,936 applicable to 229,492,531 shares of beneficial interest outstanding - Note 4)	$20.08

Class I Shares:
Net asset value, offering and redemption price per share ($4,703,665,938 applicable to 232,586,381 shares of beneficial interest outstanding - Note 4)	$20.22

Class R3 Shares:
Net asset value, offering and redemption price per share ($54,748,150 applicable to 2,726,583 shares of beneficial interest outstanding - Note 4)	$20.08

Class R4 Shares:
Net asset value, offering and redemption price per share ($20,682,565 applicable to 1,027,944 shares of beneficial interest outstanding - Note 4)	$20.12

Class R5 Shares:
Net asset value, offering and redemption price per share ($26,478,716 applicable to 1,310,059 shares of beneficial interest outstanding - Note 4)	$20.21

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    31

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $16,885,096)	$258,234,650
Non-controlled affiliated issuers (net of foreign taxes withheld $ 0)	50,873,237
Interest income (net of premium amortized and withheld taxes of $1,465,540 and $3,965, respectively)
Non-affiliated issuers	76,132,169
Non-controlled affiliated issuers	301,912

Total Income	385,541,968

EXPENSES
Investment advisory fees (Note 3)	41,542,946
Administration fees (Note 3)
Class A Shares	2,192,898
Class C Shares	2,621,039
Class I Shares	1,037,371
Class R3 Shares	31,628
Class R4 Shares	12,719
Class R5 Shares	4,232
Distribution and service fees (Note 3)
Class A Shares	4,377,733
Class C Shares	21,078,602
Class R3 Shares	126,692
Class R4 Shares	25,372
Transfer agent fees
Class A Shares	1,165,145
Class C Shares	1,519,325
Class I Shares	1,419,032
Class R3 Shares	30,069
Class R4 Shares	16,480
Class R5 Shares	12,470
Registration and filing fees
Class A Shares	34,423
Class C Shares	26,994
Class I Shares	43,605
Class R3 Shares	9,234
Class R4 Shares	9,162
Class R5 Shares	11,114
Custodian fees (Note 3)	1,236,392
Professional fees	126,874
Accounting fees	189,570
Trustee fees	200,000
Other expenses	558,847

Total Expenses	79,659,968
Less:
Expenses reimbursed by investment advisor (Note 3)	(818,101)
Fees paid indirectly (Note 3)	(5,613)

Net Expenses	78,836,254

Net Investment Income	$306,705,714

32    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2013 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$31,265,044
Non-controlled affiliated issuers	(19,704,815)
Forward currency contracts (Note 7)	(56,573,014)
Foreign currency transactions	(619,761)

(45,632,546)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	687,488,771
Non-controlled affiliated issuers	62,175,408
Forward currency contracts (Note 7)	88,778,211
Forward currency translations	(398,348)

838,044,042

Net Realized and Unrealized Gain	792,411,496

Net Increase in Net Assets Resulting from Operations	$1,099,117,210

See notes to financial statements.

Certified Semi-Annual Report    33

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2013*	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$306,705,714	$640,208,609
Net realized gain (loss) from investments, forward currency contracts and foreign currency transactions	(45,632,546)	(194,589,287)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	838,044,042	1,062,096,277

Net Increase (Decrease) in Net Assets Resulting from Operations	1,099,117,210	1,507,715,599

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(104,823,181)	(194,518,753)
Class C Shares	(110,582,549)	(202,332,862)
Class I Shares	(130,038,769)	(228,077,408)
Class R3 Shares	(1,431,829)	(2,423,659)
Class R4 Shares	(589,157)	(840,952)
Class R5 Shares	(517,678)	(588,324)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	208,724,955	417,639,282
Class C Shares	293,772,586	570,383,451
Class I Shares	458,335,077	811,511,415
Class R3 Shares	4,488,444	8,691,494
Class R4 Shares	(35,865)	8,058,175
Class R5 Shares	10,469,843	9,693,298

Net Increase in Net Assets	1,726,890,087	2,704,910,756

NET ASSETS
Beginning of Period	11,535,482,215	8,830,571,459

End of Period	$13,262,371,302	$11,535,482,215

Undistributed net investment income	$2,722,756	$44,000,205

*	Unaudited

See notes to financial statements.

34    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

36    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock	$10,983,742,417	$10,983,742,417	$—	$—
Preferred Stock(a)	297,309,916	200,849,054	62,564,412	33,896,450
Asset Backed Securities	83,737,112	—	75,475,299	8,261,813
Corporate Bonds	1,252,482,861	—	1,224,808,215	27,674,646
Convertible Bonds	55,195,397	—	55,195,397	—
Warrants	880,000	880,000	—	—
Municipal Bonds	3,245,773	—	3,245,773	—
U.S. Government Agencies	9,098,757	—	9,098,757	—
Other Government	2,904,388	—	2,904,388	—
Foreign Bonds	220,323,092	—	208,420,431	11,902,661
Other Securities	49,446,497	—	33,989,001	15,457,496
Short Term Investments	28,000,000	—	28,000,000	—

Total Investments in Securities	$12,986,366,210	$11,185,471,471	$1,703,701,673	$97,193,066
Other Financial Instruments**
Forward Currency Contracts	$55,688,468	$—	$55,688,468	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,073,972)	$—	$(1,073,972)	$—
Spot Currency	$(9,797)	$(9,797)	$—	$—

(a)	At March 31, 2013, industry classifications for Preferred Stock in Level 2 and Level 3 consist of $42,795,200 in Banks, $23,491,287 in Insurance, $11,424,375 in Miscellaneous, and $18,750,000 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at March 31, 2013.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Certified Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2013 is as follows:

	Preferred Stock	Asset Backed Securities	Corporate Bonds	Foreign Bonds	Other Securities	Total
Beginning Balance 9/30/2012	$—	$8,652,910	$23,262,424	$11,648,180	$15,541,168	$59,104,682
Accrued Discounts (Premiums)	—	13,647	22,206	65,872	—	101,725
Net Realized Gain (Loss)(a)	—	49,774	(13,509,504)	—		(13,459,730)
Gross Purchases	33,896,450	—	7,126,259	—	—	41,022,709
Gross Sales	—	(322,388)	(2,861,490)	—	(83,672)	(3,267,550)
Change in Unrealized
Appreciation (Depreciation)(b)	—	(132,130)	13,634,751	188,609	—	13,691,230
Transfers into Level 3(c)	—	—	—	—	—	—
Transfers out of Level 3(c)	—	—	—	—	—	—

Ending Balance 3/31/2013 (d)	$33,896,450	$8,261,813	$27,674,646	$11,902,661	$15,457,496	$97,193,066

(a)	Total amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.
(b)	Total amount of Change in Unrealized Appreciation (Depreciation) on investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2013.
(c)	Transfers into or out of Level 3, if any, would be from or to Level 2, and would be due to changes in other significant observable inputs available during the six months ended March 31, 2013. Transfers into or out of Level 3 are based on the beginning market value of the period In which they occurred.
(d)	Level 3 investments represent 0.73% of total Net Assets at the period ended March 31, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 investments could be expected to increase or decrease the fair value of the portfolio investments.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

38    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the

Certified Semi-Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $807,524 for Class C shares, $4,350 for Class R3 shares, $22 for Class R4 shares, and $6,205 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned commissions aggregating $935,004 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $174,942 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $5,613.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

40    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	24,530,970	$474,440,523	50,634,864	$922,597,532
Shares issued to shareholders in reinvestment of dividends	4,722,665	90,977,183	8,419,107	154,418,707
Shares repurchased	(18,675,189)	(356,692,751)	(36,229,209)	(659,394,554)
Redemption fees received*	—	—	—	17,597

Net increase (decrease)	10,578,446	$208,724,955	22,824,762	$417,639,282

Class C Shares
Shares sold	25,877,855	$500,115,564	52,069,804	$949,331,499
Shares issued to shareholders in reinvestment of dividends	4,540,948	87,408,818	8,174,226	149,832,339
Shares repurchased	(15,345,009)	(293,751,796)	(29,066,753)	(528,800,858)
Redemption fees received*	—	—	—	20,471

Net increase (decrease)	15,073,794	$293,772,586	31,177,277	$570,383,451

Class I Shares
Shares sold	43,137,901	$839,905,818	85,850,599	$1,573,345,423
Shares issued to shareholders in reinvestment of dividends	5,548,523	107,703,426	9,691,099	179,014,305
Shares repurchased	(25,399,866)	(489,274,167)	(51,652,773)	(940,867,728)
Redemption fees received*	—	—	—	19,415

Net increase (decrease)	23,286,558	$458,335,077	43,888,925	$811,511,415

Class R3 Shares
Shares sold	634,510	$12,102,259	916,684	$16,701,010
Shares issued to shareholders in reinvestment of dividends	67,051	1,291,307	120,502	2,208,654
Shares repurchased	(464,129)	(8,905,122)	(565,100)	(10,218,392)
Redemption fees received*	—	—	—	222

Net increase (decrease)	237,432	$4,488,444	472,086	$8,691,494

Class R4 Shares
Shares sold	296,363	$5,731,008	621,863	$11,383,323
Shares issued to shareholders in reinvestment of dividends	18,078	348,904	30,904	568,152
Shares repurchased	(315,076)	(6,115,777)	(211,126)	(3,893,368)
Redemption fees received*	—	—	—	68

Net increase (decrease)	(635)	$(35,865)	441,641	$8,058,175

Certified Semi-Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	631,271	$12,488,541	707,505	$12,944,687
Shares issued to shareholders in reinvestment of dividends	24,006	466,234	27,217	505,222
Shares repurchased	(129,571)	(2,484,932)	(204,695)	(3,756,654)
Redemption fees received*	—	—	—	43

Net increase (decrease)	525,706	$10,469,843	530,027	$9,693,298

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $3,699,188,564 and $2,919,558,396, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$11,330,414,706

Gross unrealized appreciation on a tax basis	$1,922,266,835
Gross unrealized depreciation on a tax basis	(263,643,604)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,658,623,231

At March 31, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $235,058,740. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Fund had cumulative tax basis capital losses of $67,053,424, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At March 31, 2013, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$229,347,589
2018	493,662,779

$723,010,368

42    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2013 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the six months ended March 31, 2013 was $2,058,968,969. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the six months ended March 31, 2013.

The following table displays the outstanding forward currency contracts at March 31, 2013:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	1,115,819,800	08/30/2013	1,431,994,307	$28,613,812	$—
Euro	Sell	137,716,300	08/30/2013	176,739,073	2,009,798	—
Euro	Sell	19,608,000	08/30/2013	25,164,049	407,528	—
Euro	Sell	82,325,100	08/30/2013	105,652,431	—	(394,851)
Great Britain Pound	Sell	169,547,800	04/10/2013	257,609,465	16,729,896	—
Swiss Franc	Sell	80,161,900	04/09/2013	84,449,396	3,766,627	—
Swiss Franc	Sell	115,045,200	04/09/2013	121,198,445	3,064,587	—
Swiss Franc	Sell	29,646,700	04/09/2013	31,232,367	929,381	—
Swiss Franc	Sell	63,566,900	04/09/2013	66,966,805	166,839	—
Swiss Franc	Sell	115,235,200	04/09/2013	121,398,607	—	(679,121)

Total					$55,688,468	$(1,073,972)

Certified Semi-Annual Report    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2013

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$55,688,468

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,073,972)

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2013 are disclosed in the following tables:

Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(56,573,014)	$(56,573,014)

Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$88,778,211	$88,778,211

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, high yield risk, prepayment risk, liquidity risk, and the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Semi-Annual Report    45

FINANCIAL HIGHLIGHTS

    Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income ( Loss)	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions(%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions(%)		Total Return(%)(a)	Portfolio Turnover Rate(%)	Net Assets at End of Year(Thousands)
Class A Shares
2013(b)(c)	$18.90	0.50	1.25	1.75	(0.57)	—	(0.57)	$20.08	5.28	(d)	1.18	(d)	1.18	(d)	1.18	(d)	9.42	24.51	$3,848,558
2012(c)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32		1.20		1.20		1.20		16.26	40.96	$3,420,877
2011(c)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91		1.21		1.21		1.21		0.42	30.34	$2,734,845
2010(c)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47		1.25		1.25		1.25		12.08	35.50	$2,018,202
2009(c)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03		1.30		1.30		1.30		10.89	63.05	$1,400,454
2008(c)	$23.35	1.04	(6.04)	(5.00)	(1.02)	(0.47)	(1.49)	$16.86	5.01		1.25		1.25		1.25		(22.48)	46.07	$1,393,268
Class C Shares
2013(b)	$18.89	0.44	1.26	1.70	(0.51)	—	(0.51)	$20.08	4.56	(d)	1.90	(d)	1.90	(d)	1.94	(d)	9.11	24.51	$4,608,238
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63		1.90		1.90		1.97		15.43	40.96	$4,051,242
2011	$18.31	0.99	(0.99)	—	(1.02)	—	(1.02)	$17.29	5.23		1.90		1.90		1.96		(0.26)	30.34	$3,167,624
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86		1.90		1.90		2.02		11.32	35.50	$2,234,953
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44		1.90		1.90		2.08		10.27	63.05	$1,426,613
2008	$23.37	0.90	(6.04)	(5.14)	(0.89)	(0.47)	(1.36)	$16.87	4.36		1.90		1.90		2.03		(23.02)	46.07	$1,399,947
Class I Shares
2013(b)	$19.03	0.54	1.26	1.80	(0.61)	—	(0.61)	$20.22	5.61	(d)	0.86	(d)	0.86	(d)	0.86	(d)	9.66	24.51	$4,703,666
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67		0.89		0.89		0.89		16.61	40.96	$3,981,955
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31		0.87		0.87		0.87		0.74	30.34	$2,878,655
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87		0.93		0.93		0.93		12.39	35.50	$1,682,616
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39		0.97		0.97		0.97		11.29	63.05	$908,126
2008	$23.50	1.10	(6.06)	(4.96)	(1.10)	(0.47)	(1.57)	$16.97	5.34		0.89		0.89		0.89		(22.20)	46.07	$766,772
Class R3 Shares
2013(b)	$18.89	0.47	1.26	1.73	(0.54)	—	(0.54)	$20.08	4.96	(d)	1.50	(d)	1.50	(d)	1.52	(d)	9.32	24.51	$54,748
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05		1.50		1.50		1.59		15.94	40.96	$47,023
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67		1.50		1.50		1.58		0.13	30.34	$34,861
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27		1.50		1.50		1.69		11.75	35.50	$23,550
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93		1.50		1.50		1.87		10.74	63.05	$14,828
2008	$23.34	1.00	(6.05)	(5.05)	(0.97)	(0.47)	(1.44)	$16.85	4.89		1.49		1.49		1.77		(22.69)	46.07	$11,848
Class R4 Shares
2013(b)	$18.93	0.49	1.26	1.75	(0.56)	—	(0.56)	$20.12	5.09	(d)	1.36	(d)	1.36	(d)	1.36	(d)	9.37	24.51	$20,682
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14		1.39		1.39		1.53		16.10	40.96	$19,471
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02		1.40		1.40		1.65		0.19	30.34	$10,162
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89		1.40		1.40		3.60		11.52	35.50	$1,950
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02		1.40		1.40		9.54	(e)	10.83	63.05	$48
2008(f)	$21.22	0.66	(4.39)	(3.73)	(0.55)	—	(0.55)	$16.94	5.28	(d)	1.40	(d)	1.40	(d)	16.97	(d)(e)	(17.79)	46.07	$251
Class R5 Shares
2013(b)	$19.01	0.53	1.26	1.79	(0.59)	—	(0.59)	$20.21	5.48	(d)	0.99	(d)	0.99	(d)	1.06	(d)	9.59	24.51	$26,479
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61		0.99		0.99		1.29		16.44	40.96	$14,914
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16		0.99		0.99		1.51		0.68	30.34	$4,424
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67		0.99		0.99		2.35		12.31	35.50	$3,366
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14		0.99		0.99		9.20	(e)	11.19	63.05	$427
2008	$23.51	1.11	(6.09)	(4.98)	(1.08)	(0.47)	(1.55)	$16.98	5.48		0.99		0.99		11.77	(e)	(22.27)	46.07	$221

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this Class of shares was February 1, 2008.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

46 Certified Semi-Annual Report	Certified Semi-Annual Report 47

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,094.20	$6.15
Hypothetical*	$1,000.00	$1,019.06	$5.93
Class C Shares
Actual	$1,000.00	$1,091.10	$9.91
Hypothetical*	$1,000.00	$1,015.46	$9.55
Class I Shares
Actual	$1,000.00	$1,096.60	$4.47
Hypothetical*	$1,000.00	$1,020.67	$4.31
Class R3 Shares
Actual	$1,000.00	$1,093.20	$7.82
Hypothetical*	$1,000.00	$1,017.46	$7.54
Class R4 Shares
Actual	$1,000.00	$1,093.70	$7.10
Hypothetical*	$1,000.00	$1,018.15	$6.85
Class R5 Shares
Actual	$1,000.00	$1,095.90	$5.17
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.18%; C: 1.90%; I: 0.86%; R3: 1.50%; R4: 1.36%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

48    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Investment Income Builder Fund versus Blended Index and S&P 500 Index (December 24, 2002 to

March 31, 2013)

Average Annual Total Returns

For Periods Ended March 31, 2013 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/24/02)	9.14%	7.90%	5.02%	11.25%	10.85%
C Shares (Incep: 12/24/02)	12.52%	8.85%	5.31%	11.11%	10.71%
I Shares (Incep: 11/3/03)	14.63%	9.94%	6.36%	—	10.27%
R3 Shares (Incep: 2/1/05)	13.95%	9.27%	5.76%	—	8.37%
R4 Shares (Incep: 2/1/08)	14.13%	9.40%	5.80%	—	5.10%
R5 Shares (Incep: 2/1/07)	14.52%	9.83%	6.26%	—	6.21%
Blended Index (Since 12/24/02)	9.96%	8.03%	3.44%	8.18%	7.55%
S&P 500 Index (Since 12/24/02)	13.96%	12.67%	5.81%	8.53%	7.82%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares.

Certified Semi-Annual Report    49

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at
1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

50    Certified Semi-Annual Report

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

52    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    53

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    55

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
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Thornburg Investment Management®

Thornburg Global Opportunities Fund

Informational Brochure and Semi-Annual Report – March 31, 2013

Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg Global Opportunities Fund

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

EURO STOXX 50 Index – A Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Nikkei 225 Stock Average – The leading index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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THORNBURG GLOBAL OPPORTUNITIES FUND

Portfolio Managers

W. Vinson Walden, CFA, and Brian McMahon

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.60%, as disclosed in the most recent Prospectus.

Investment fads come and go, and the landscape is littered with funds that generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention elsewhere. At Thornburg Investment Management, we believe that the soundest investments over the long term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for — solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward — to invest in promising companies that we feel are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these funds must

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)
Without sales charge	16.12%	8.56%	3.37%	8.76%
With sales charge	10.87%	6.91%	2.42%	8.02%
MSCI AC World Index
(Since: 7/28/06)	10.56%	7.78%	2.06%	3.64%

4    This page is not part of the Semi-Annual Report.

focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 70% of category assets are concentrated in ten funds, and the average world stock fund holds approximately 164 stocks (as of 3/31/13).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks, with what we view as attractive long-term prospects. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense value investing principles, which we think resonate well with investors and can be effective over the long term.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2013

Top Contributors	Top Detractors
Valeant Pharmaceuticals International, Inc.	Apple, Inc.
Oshkosh Corp.	Level 3 Communications, Inc.
EchoStar Corp.	SPDR Gold Trust
Bank of America Corp.	Weight Watchers International, Inc.
Delphi Automotive plc	Bankers Petroleum Ltd.

Source: FactSet

Key Portfolio Attributes

As of March 31, 2013

Portfolio P/E Trailing 12-Months*	14.2x

Portfolio Price to Cash Flow*	7.1x

Portfolio Price to Book Value*	1.6x

Median Market Cap*	$11.1 B

5-Year Beta (A Shares vs. MSCI ACWI)*	1.13

Number of Companies	35

*	Source: FactSet

Market Capitalization Exposure

As of March 31, 2013

Asset Structure

As of March 31, 2013

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Thornburg Global Opportunities Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

April 15, 2013

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six-month period ended March 31, 2013. In addition, we will comment on the overall investment landscape.

In the six months ended March 31, 2013, Thornburg Global Opportunities Fund’s net asset value (NAV) per Class A share increased 13.08% from $15.97 to $18.06. Your Fund also paid dividends of 8 cents per share to give a total return for the period of 13.65%. The dividends per share were higher for Class I and R5 shares, and lower on the Class C, R3, and R4 shares to account for varying class-specific expenses.

For the six-month period, Thornburg Global Opportunities Fund Class A shares outperformed the MSCI All Country World Index (ACWI) by approximately 4.07%. For the one, three, and five-year periods ended March 31, 2013 Thornburg Global Opportunities Fund Class A shares outperformed the MSCI ACWI. Since its inception on July 28, 2006, Thornburg Global Opportunities Fund has outperformed the same index by an average annualized margin of 5.12%. Performance data for various measurement periods is included on page 31 of this report.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.60%, as disclosed in the most recent Prospectus.

We do not expect to pay any capital gain distribution for 2013. At March 31, 2013, the Fund had realized capital losses of approximately $160 million, which may be carried forward to offset future capital gains to the extent permitted by regulations. This tax loss carryforward is material relative to the Fund’s $429 million total assets as of March 31, 2013.

The six-month period ended March 31, 2013 has been a period of liquidity-driven positive returns in most global equity markets, though Europe and various emerging markets have lagged. For the fourth consecutive year, U.S. equity markets performed well in the six-month period ended March 31, 2013, though spring and summer scares have dented market sentiment in the prior three years. Again this year, European debt crisis issues remain largely unresolved.

Equity Returns in the Six-Month Period Ended March 31, 2013	Return in USD
S&P 500 Index (USA)	10.19%
MSCI All Country World Index	9.58%
Nikkei 225 (Japan)	16.59%
EURO STOXX 50 (European Blue Chip Stocks)	7.22%
MSCI Emerging Markets	3.87%
Thornburg Global Opportunities Fund	13.65%

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LETTER TO SHAREHOLDERS,

CONTINUED

During the six-month period under review, 31 stocks contributed at least five basis points (.05%) to overall Fund performance, while eight subtracted at least five basis points. Contribution to overall Fund performance takes into account both position size and return on the individual investment.

The greatest single contributors to the performance of the Thornburg Global Opportunities Fund were our investments in Canadian drug maker Valeant Pharmaceuticals International and U.S. industrial/military vehicle manufacturer Oshkosh Corporation. Rounding out the top five contributors were U.S. satellite operator EchoStar, auto parts manufacturer Delphi Automotive, and Bank of America.

Other significant contributors to positive portfolio performance included a diverse set of businesses: German cable TV operator Kabel Deutschland, Brazilian food manufacturer Brasil Foods, Brazilian telecommunications operator Telefonica Brasil, insurer Swiss Re, and Australian mining services company Mineral Resources Ltd.

Significant detractors from portfolio performance during the six-month period also included a diverse set of businesses: Apple, Inc., Weight Watchers International, Bankers Petroleum, Level 3 Communications, and SPDR Gold Trust.

Turnover during the six-month period was moderate; we sold U.S. medical device maker Illumina Inc., U.S. business development company Apollo Investment Corp. and Canadian drilling services firm Ensign Energy Services to make room for other opportunities. New purchases included Brazilian Homebuilder PDG Realty, Korean casino operator Paradise Company Ltd., animal health drug manufacturer Zoetis, Citigroup, and investment manager Artisan Partners.

Top industry weightings as of March 31, 2013 were: diversified financials (15.9%); software and services (11.9%); telecommunication services (9.7%); pharmaceutical, biotechnology, and life sciences (8.8%); technology hardware and equipment (6.5%); and consumer services (5.7%). Expected price-to-earnings multiples for 2013 on the portfolio companies owned in Thornburg Global Opportunities Fund stand at 13.6x, vs. 13.4x for the MSCI ACWI portfolio. We have relatively low direct exposure to Europe, and companies based in emerging markets currently constitute about 16% of the Fund. The table below illustrates the Fund’s largest geographic weightings, based on the country of domicile.

This year corporate earnings expectations for both 2013 and 2014 have declined relative to earlier expectations. Corporate management teams that we meet with from less cyclical businesses are reasonably upbeat about their businesses. Those in more cyclical industries and financials are more cautious, though there are exceptions to this cautious attitude among certain businesses exposed to a spending recovery from U.S. consumers. Many countries and specific businesses are currently posting interesting growth. We expect profit growth in 2013 from the majority of our holdings in Thornburg Global Opportunities Fund.

Fund Weighting
Country	(percent of equity holdings)
USA	46.3%
Brazil	11.1%
Switzerland	9.4%
Canada	8.6%

Though a strong second-half 2012 surge by European indices led most of these to outperform the U.S. equity market for 2012, investors seek additional clarity on how European governments (and financial

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LETTER TO SHAREHOLDERS,

CONTINUED

institutions) will manage through a debt contraction and the potential for state defaults in addition to Greece. The Bank of Japan has joined the Federal Reserve and the Bank of England in creating sufficient liquidity so as to avoid deflationary outcomes, and the European Central Bank has added significant liquidity to Europe’s banking system in recent years. Investors also question whether China can transition from an investment-led economy to a consumer-led economy, and whether the United States government can implement a reasonable framework of pro-growth policies while also reining in public sector borrowing.

We do not expect clear answers to these questions during the coming months. There will be news from day to day that will feed hopes or fan despair, thereby moving the prices of financial assets by significant percentages. The “fiscal cliff” debate contributed to a negative quarterly return for the S&P 500 Index in the fourth quarter of 2012, while the decision to take no further legislative action and allow the previously negotiated sequester to take effect was viewed positively by investors in the March 2013 quarter. The debate continues, and we expect the political noise level to rise in the spring and summer of 2013.

We believe that competing macroeconomic forces of fiscal restraint and monetary stimulus from governments in major economies will affect business conditions and investor sentiment, so we expect periods of volatility in the financial markets. We continue to focus our research on asset prices and asset quality, reflecting our belief in value-oriented, bottom-up analysis.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio at www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

Top Ten Equity Holdings

As of 3/31/13

Valeant Pharmaceuticals International, Inc.	5.7%	Capital One Financial Corp.	4.1%
InterXion Holding NV	4.6%	Telefonica Brasil ADR	3.6%
EchoStar Corp.	4.5%	Citigroup, Inc.	3.4%
Google, Inc.	4.2%	Delphi Automotive plc	3.2%
Level 3 Communications, Inc.	4.1%	Microsoft Corp.	3.2%

Summary of Industry Exposure As of 3/31/13
Diversified Financials	15.9%	Food & Staples Retailing	3.2%
Software & Services	11.9%	Exchange-Traded Funds	3.0%
Telecommunication Services	9.7%	Insurance	2.8%
Pharmaceuticals, Biotechnology & Life Sciences	8.8%	Media	2.7%
Technology Hardware & Equipment	6.5%	Food, Beverage & Tobacco	2.1%
Consumer Services	5.7%	Commercial & Professional Services	1.7%
Energy	4.7%	Transportation	1.6%
Capital Goods	4.7%	Banks	0.3%
Consumer Durables & Apparel	4.7%	Other Assets & Liabilities	6.8%
Automobiles & Components	3.2%

Summary of Country Exposure As of 3/31/13 (percent of equity holdings)
United States	46.3%	Hong Kong	3.7%
Brazil	11.1%	United Kingdom	3.5%
Switzerland	9.4%	South Korea	3.1%
Canada	8.6%	Germany	2.2%
Netherlands	4.9%	China	1.7%
Australia	3.8%	Ireland	1.7%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

	Shares/
	Principal Amount	Value
COMMON STOCK — 90.31%

AUTOMOBILES & COMPONENTS — 3.22%
AUTO COMPONENTS — 3.22%
Delphi Automotive plc	311,500	$13,830,600

		13,830,600

BANKS — 0.32%
COMMERCIAL BANKS — 0.32%
Liechtensteinische Landesbank AG	35,878	1,375,708

		1,375,708

CAPITAL GOODS — 4.68%
MACHINERY — 3.12%
[a] Oshkosh Corp.	315,300	13,397,097
TRADING COMPANIES & DISTRIBUTORS — 1.56%
Fly Leasing Ltd. ADR	413,674	6,693,245

		20,090,342

COMMERCIAL & PROFESSIONAL SERVICES — 1.67%
COMMERCIAL SERVICES & SUPPLIES — 1.67%
Mineral Resources Ltd.	651,263	7,180,685

		7,180,685

CONSUMER DURABLES & APPAREL — 4.67%
HOUSEHOLD DURABLES — 4.67%
Cyrela Brazil Realty S.A.	1,058,400	9,076,863
PDG Realty SA	7,128,000	10,970,224

		20,047,087

CONSUMER SERVICES — 5.68%
HOTELS, RESTAURANTS & LEISURE — 5.68%
[a] Galaxy Entertainment Group Ltd.	2,831,881	11,819,949
Paradise Co. Ltd.	660,088	12,577,625

		24,397,574

DIVERSIFIED FINANCIALS — 15.88%
CAPITAL MARKETS — 2.83%
[a] Artisan Partners Asset Management, Inc.	168,321	6,640,263
UBS AG	359,646	5,512,324
CONSUMER FINANCE — 4.10%
Capital One Financial Corp.	320,442	17,608,288
DIVERSIFIED FINANCIAL SERVICES — 8.95%
Bank of America Corp.	863,400	10,516,212
Citigroup, Inc.	333,600	14,758,464
KKR Financial Holdings, LLC	1,185,570	13,124,260

		68,159,811

ENERGY — 4.73%
ENERGY EQUIPMENT & SERVICES — 2.38%
[a] Transocean Ltd.	196,600	10,215,336

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

	Shares/
	Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS — 2.35%
[a] Bankers Petroleum Ltd.	3,846,700	$10,110,439

		20,325,775

FOOD & STAPLES RETAILING — 3.19%
FOOD & STAPLES RETAILING — 3.19%
Walgreen Co.	287,650	13,715,152

		13,715,152

FOOD, BEVERAGE & TOBACCO — 2.07%
FOOD PRODUCTS — 2.07%
BRF SA	402,100	8,874,754

		8,874,754

INSURANCE — 2.83%
INSURANCE — 2.83%
Swiss Re	149,650	12,169,999

		12,169,999

MEDIA — 2.74%
MEDIA — 2.74%
Kabel Deutschland Holding AG	96,500	8,903,825
Television Broadcasts Ltd.	375,380	2,841,022

		11,744,847

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.85%
PHARMACEUTICALS — 8.85%
Roche Holding AG	35,300	8,217,950
[a] Valeant Pharmaceuticals International, Inc.	325,717	24,435,289
[a] Zoetis, Inc.	159,550	5,328,970

		37,982,209

SOFTWARE & SERVICES — 11.95%
INFORMATION TECHNOLOGY SERVICES — 4.58%
[a] InterXion Holding NV	811,936	19,665,090
INTERNET SOFTWARE & SERVICES — 4.17%
[a] Google, Inc.	22,545	17,901,406
SOFTWARE — 3.20%
Microsoft Corp.	479,800	13,727,078

		51,293,574

TECHNOLOGY HARDWARE & EQUIPMENT — 6.55%
COMMUNICATIONS EQUIPMENT — 4.50%
[a] EchoStar Corp.	495,641	19,315,130
COMPUTERS & PERIPHERALS — 2.05%
Apple, Inc.	19,890	8,803,911

		28,119,041

TELECOMMUNICATION SERVICES — 9.65%
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.65%
[a] Level 3 Communications, Inc.	877,926	17,813,119
Telefonica Brasil SA ADR	585,700	15,626,476

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

	Shares/
	Principal Amount	Value
Telstra Corp. Ltd.	1,706,363	$8,012,378

		41,451,973

TRANSPORTATION — 1.63%
TRANSPORTATION INFRASTRUCTURE — 1.63%
China Merchants Holdings International Co. Ltd.	2,124,346	6,978,483

		6,978,483

TOTAL COMMON STOCK (Cost $311,018,594)		387,737,614

EXCHANGE-TRADED FUNDS — 3.00%
[a] SPDR Gold Trust	83,310	12,867,230

TOTAL EXCHANGE-TRADED FUNDS (Cost $13,451,564)		12,867,230

SHORT TERM INVESTMENTS — 6.75%
Avery Dennison Corp., 0.30%, 4/1/2013	$17,000,000	17,000,000
Bank of New York Tri-Party Repurchase Agreement 0.36% dated 3/28/2013 due 4/1/2013, repurchase price $12,000,480 collateralized by 8 corporate debt securities and 6 U. S. Government debt securities, having an average coupon of 3.71%, a minimum credit rating of BBB-, maturity dates from 3/17/2017 to 3/1/2043, and having an aggregate market value of $12,549,800 at 3/28/2013	12,000,000	12,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $29,000,000)		29,000,000

TOTAL INVESTMENTS — 100.06% (Cost $353,470,158)		$429,604,844
LIABILITIES NET OF OTHER ASSETS — (0.06)%		(256,990)

NET ASSETS — 100.00%		$429,347,854

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR        American Depository Receipt

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $353,470,158) (Note 2)	$429,604,844
Cash	402,950
Receivable for investments sold	4,092,471
Receivable for fund shares sold	1,375,635
Unrealized appreciation on forward currency contracts (Note 7)	1,384,391
Dividends receivable	104,955
Dividend and interest reclaim receivable	161,931
Interest receivable	480
Prepaid expenses and other assets	57,991

Total Assets	437,185,648

LIABILITIES
Payable for investments purchased	6,893,270
Payable for fund shares redeemed	422,098
Unrealized depreciation on forward currency contracts (Note 7)	391
Payable to investment advisor and other affiliates (Note 3)	407,406
Accounts payable and accrued expenses	114,629

Total Liabilities	7,837,794

NET ASSETS	$429,347,854

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(7,130,683)
Net unrealized appreciation on investments	77,500,903
Accumulated net realized gain (loss)	(168,495,679)
Net capital paid in on shares of beneficial interest	527,473,313

$429,347,854

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($91,236,585 applicable to 5,052,835 shares of beneficial interest outstanding - Note 4)	$18.06
Maximum sales charge, 4.50% of offering price	0.85

Maximum offering price per share	$18.91

Class C Shares:
Net asset value and offering price per share* ($ 82,405,935 applicable to 4,640,522 shares of beneficial interest outstanding - Note 4)	$17.76

Class I Shares:
Net asset value, offering and redemption price per share ($205,305,402 applicable to 11,346,320 shares of beneficial interest outstanding - Note 4)	$18.09

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,447,720 applicable to 80,838 shares of beneficial interest outstanding - Note 4)	$17.91

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,897,570 applicable to 105,779 shares of beneficial interest outstanding - Note 4)	$17.94

Class R5 Shares:
Net asset value, offering and redemption price per share ($47,054,642 applicable to 2,598,765 shares of beneficial interest outstanding - Note 4)	$18.11

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME

Dividend income (net of foreign taxes withheld of $75,512)	$3,091,087
Interest income	37,779

Total Income	3,128,866

EXPENSES
Investment advisory fees (Note 3)	1,715,151
Administration fees (Note 3)
Class A Shares	51,526
Class C Shares	48,894
Class I Shares	45,305
Class R3 Shares	691
Class R4 Shares	961
Class R5 Shares	11,875
Distribution and service fees (Note 3)
Class A Shares	102,951
Class C Shares	391,317
Class R3 Shares	3,154
Class R4 Shares	1,914
Transfer agent fees
Class A Shares	41,925
Class C Shares	47,489
Class I Shares	98,189
Class R3 Shares	1,001
Class R4 Shares	2,436
Class R5 Shares	20,893
Registration and filing fees
Class A Shares	11,504
Class C Shares	9,991
Class I Shares	10,285
Class R3 Shares	8,883
Class R4 Shares	9,006
Class R5 Shares	8,790
Custodian fees (Note 3)	68,022
Professional fees	30,361
Accounting fees	5,785
Trustee fees	6,552
Other expenses	31,698

Total Expenses	2,786,549
Less:
Expenses reimbursed by investment advisor (Note 3)	(168,411)
Fees paid indirectly (Note 3)	(42)

Net Expenses	2,618,096

Net Investment Income	$510,770

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2013 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$12,699,817
Forward currency contracts (Note 7)	(1,907,411)
Foreign currency transactions	(13,620)

10,778,786

Net change in unrealized appreciation (depreciation) on:
Investments	37,533,299
Forward currency contracts (Note 7)	1,979,260
Foreign currency translations	(11,685)

39,500,874

Net Realized and Unrealized Gain	50,279,660

Net Increase in Net Assets Resulting from Operations	$50,790,430

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Global Opportunities Fund

	Six Months Ended	Year Ended
	March 31, 2013*	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$510,770	$3,454,314
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	10,778,786	7,061,087
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	39,500,874	61,323,162

Net Increase (Decrease) in Net Assets Resulting from Operations	50,790,430	71,838,563

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(400,842)	(1,101,887)
Class C Shares	—	(818,921)
Class I Shares	(1,931,569)	(2,138,758)
Class R3 Shares	(9,787)	(1,619)
Class R4 Shares	(10,412)	(14,589)
Class R5 Shares	(563,272)	(604,925)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	3,908,202	(11,261,925)
Class C Shares	(4,081,158)	(8,102,839)
Class I Shares	14,143,621	23,854,604
Class R3 Shares	413,928	733,390
Class R4 Shares	378,481	225,946
Class R5 Shares	(9,064,424)	9,951,359

Net Increase in Net Assets	53,573,198	82,558,399

NET ASSETS
Beginning of Period	375,774,656	293,216,257

End of Period	$429,347,854	$375,774,656

*	Unaudited

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$387,737,614	$387,737,614	$—	$—
Exchange-Traded Funds	12,867,230	12,867,230	—	—
Short Term Investments	29,000,000	—	29,000,000	—

Total Investments in Securities	$429,604,844	$400,604,844	$29,000,000	$—
Other Financial Instruments**
Forward Currency Contracts	$1,384,391	$—	$1,384,391	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(391)	$—	$(391)	$—
Spot Currency	$(35,521)	$(35,521)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

22     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $115,394 for Class I shares, $10,675 for Class R3 shares, $10,847 for Class R4 shares, and $31,495 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned commissions aggregating $8,199 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,115 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $42.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	578,452	$9,811,535	853,746	$12,457,821
Shares issued to shareholders in reinvestment of dividends	22,463	373,331	70,808	989,188
Shares repurchased	(376,077)	(6,276,664)	(1,687,138)	(24,708,934)
Redemption fees received*	—	—	—	—

Net increase (decrease)	224,838	$3,908,202	(762,584)	$(11,261,925)

Class C Shares
Shares sold	214,033	$3,581,447	538,895	$7,769,777
Shares issued to shareholders in reinvestment of dividends	—	—	48,742	672,643
Shares repurchased	(465,025)	(7,662,605)	(1,140,342)	(16,545,259)
Redemption fees received*	—	—	—	—

Net increase (decrease)	(250,992)	$(4,081,158)	(552,705)	$(8,102,839)

Class I Shares
Shares sold	2,039,748	$35,048,957	4,505,733	$64,312,088
Shares issued to shareholders in reinvestment of dividends	111,784	1,858,969	138,782	1,942,947
Shares repurchased	(1,350,193)	(22,764,305)	(2,873,125)	(42,400,431)
Redemption fees received*	—	—	—	—

Net increase (decrease)	801,339	$14,143,621	1,771,390	$23,854,604

Class R3 Shares
Shares sold	31,565	$529,542	52,219	$759,469
Shares issued to shareholders in reinvestment of dividends	235	3,866	104	1,439
Shares repurchased	(7,201)	(119,480)	(1,812)	(27,518)
Redemption fees received*	—	—	—	—

Net increase (decrease)	24,599	$413,928	50,511	$733,390

24     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	35,836	$610,713	38,859	$586,646
Shares issued to shareholders in reinvestment of dividends	620	10,228	1,050	14,589
Shares repurchased	(14,263)	(242,460)	(25,057)	(375,289)
Redemption fees received*	—	—	—	—

Net increase (decrease)	22,193	$378,481	14,852	$225,946

Class R5 Shares
Shares sold	94,483	$1,593,921	746,703	$10,797,179
Shares issued to shareholders in reinvestment of dividends	33,830	563,272	42,912	601,202
Shares repurchased	(660,497)	(11,221,617)	(97,533)	(1,447,022)
Redemption fees received*	—	—	—	—

Net increase (decrease)	(532,184)	$(9,064,424)	692,082	$9,951,359

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $126,158,843 and $129,402,008, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$353,470,158

Gross unrealized appreciation on a tax basis	$91,504,896
Gross unrealized depreciation on a tax basis	(15,370,210)

Net unrealized appreciation (depreciation) on investments (tax basis)	$76,134,686

At March 31, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011, of $3,879,619. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$30,924,998
2018	140,739,212

$171,664,210

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2013 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the six months ended March 31, 2013 was $30,826,386. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the six months ended March 31, 2013.

The following table displays the outstanding forward currency contracts at March 31, 2013:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	18,877,700	08/08/2013	24,222,119	$1,319,031	$—
Swiss Franc	Sell	3,525,100	04/03/2013	3,713,368	65,279	—
Swiss Franc	Sell	3,613,000	10/03/2013	3,816,737	81	—
Swiss Franc	Buy	3,525,100	04/03/2013	3,713,368	—	(391)

Total					$1,384,391	$(391)

26     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2013

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$1,384,391

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(391)

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2013 are disclosed in the following tables:

Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(1,907,411)	$(1,907,411)

Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$1,979,260	$1,979,260

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$15.97	0.01	2.16	2.17	(0.08)	—	(0.08)	$18.06	0.15	(d)	1.45	(d)	1.45	(d)	1.45	(d)	13.65	33.77	$91,237
2012(c)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94		1.49		1.49		1.49		23.22	66.07	$77,103
2011(c)	$13.98	0.18	(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13		1.48		1.48		1.48		(4.81)	70.33	$73,538
2010(c)	$13.10	0.18	0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29		1.47		1.47		1.47		7.98	66.27	$92,927
2009(c)	$13.38	0.29	0.03	0.32	(0.60)	—	(0.60)	$13.10	2.96		1.53		1.52		1.55		3.60	103.02	$82,309
2008(c)	$20.06	0.30	(6.30)	(6.00)	(0.14)	(0.54)	(0.68)	$13.38	1.68		1.50		1.49		1.50		(30.85)	83.70	$159,996
Class C Shares
2013(b)	$15.69	(0.05)	2.12	2.07	—	—	—	$17.76	(0.62	)(d)	2.22	(d)	2.22	(d)	2.22	(d)	13.19	33.77	$82,406
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17		2.27		2.27		2.27		22.21	66.07	$76,738
2011	$13.83	0.06	(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40		2.23		2.23		2.23		(5.45)	70.33	$70,643
2010	$12.96	0.07	0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48		2.28		2.28		2.28		7.10	66.27	$82,139
2009	$13.22	0.23	0.01	0.24	(0.50)	—	(0.50)	$12.96	2.36		2.31		2.31		2.35		2.79	103.02	$81,334
2008	$19.87	0.17	(6.24)	(6.07)	(0.04)	(0.54)	(0.58)	$13.22	0.97		2.25		2.24		2.25		(31.38)	83.70	$101,908
Class I Shares
2013(b)	$16.06	0.05	2.16	2.21	(0.18)	—	(0.18)	$18.09	0.61	(d)	0.99	(d)	0.99	(d)	1.12	(d)	13.88	33.77	$205,305
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44		0.99		0.99		1.21		23.82	66.07	$169,384
2011	$14.01	0.26	(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65		0.99		0.99		1.11		(4.30)	70.33	$115,837
2010	$13.13	0.24	0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78		0.99		0.99		1.19		8.48	66.27	$131,892
2009	$13.45	0.37	(0.01)	0.36	(0.68)	—	(0.68)	$13.13	3.65		0.99		0.99		1.33		4.16	103.02	$107,132
2008	$20.16	0.40	(6.34)	(5.94)	(0.23)	(0.54)	(0.77)	$13.45	2.25		0.99		0.99		1.10		(30.49)	83.70	$154,102
Class R3 Shares
2013(b)	$15.91	0.01	2.14	2.15	(0.15)	—	(0.15)	$17.91	0.09	(d)	1.50	(d)	1.50	(d)	3.43	(d)	13.56	33.77	$1,448
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75		1.50		1.50		9.01	(e)	23.22	66.07	$894
2011	$13.93	0.18	(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12		1.49		1.49		14.23	(e)	(4.77)	70.33	$75
2010	$13.08	0.17	0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28		1.46		1.46		32.05	(e)	7.97	66.27	$151
2009	$13.37	0.26	0.05	0.31	(0.60)	—	(0.60)	$13.08	2.57		1.50		1.49		116.95	(e)	3.61	103.02	$20
2008(f)	$17.91	0.29	(4.70)	(4.41)	(0.13)	—	(0.13)	$13.37	2.61	(d)	1.49	(d)	1.49	(d)	67.47	(d)(e)	(24.78)	83.70	$35
Class R4 Shares
2013(b)	$15.90	0.02	2.14	2.16	(0.12)	—	(0.12)	$17.94	0.19	(d)	1.40	(d)	1.40	(d)	2.81	(d)	13.64	33.77	$1,897
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05		1.40		1.40		3.72		23.36	66.07	$1,329
2011	$13.90	0.19	(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23		1.40		1.40		3.16		(4.66)	70.33	$900
2010	$13.04	0.19	0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38		1.40		1.40		3.29		7.96	66.27	$1,345
2009	$13.38	0.40	(0.08)	0.32	(0.66)	—	(0.66)	$13.04	3.19		1.40		1.40		14.73	(e)	3.73	103.02	$1,244
2008(f)	$17.91	0.28	(4.69)	(4.41)	(0.12)	—	(0.12)	$13.38	2.48	(d)	1.41	(d)	1.40	(d)	864.00	(d)(e)	(24.74)	83.70	$3
Class R5 Shares
2013(b)	$16.07	0.05	2.17	2.22	(0.18)	—	(0.18)	$18.11	0.58	(d)	0.99	(d)	0.99	(d)	1.12	(d)	13.94	33.77	$47,055
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44		0.99		0.99		1.15		23.80	66.07	$50,327
2011	$14.02	0.29	(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84		0.99		0.99		1.24		(4.29)	70.33	$32,223
2010	$13.15	0.34	0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46		0.99		0.99		1.64		8.41	66.27	$16,380
2009	$13.46	0.53	(0.15)	0.38	(0.69)	—	(0.69)	$13.15	4.36		0.97		0.97		239.11	(e)	4.25	103.02	$86
2008(f)	$17.98	0.33	(4.70)	(4.37)	(0.15)	—	(0.15)	$13.46	2.97	(d)	0.92	(d)	0.92	(d)	850.59	(d)(e)	(24.47)	83.70	$2

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this Class of shares was February 1, 2008.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,136.50	$7.73
Hypothetical*	$1,000.00	$1,017.69	$7.30
Class C Shares
Actual	$1,000.00	$1,131.90	$11.80
Hypothetical*	$1,000.00	$1,013.86	$11.15
Class I Shares
Actual	$1,000.00	$1,138.80	$5.28
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$1,135.60	$7.99
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,136.40	$7.45
Hypothetical*	$1,000.00	$1,017.96	$7.04
Class R5 Shares
Actual	$1,000.00	$1,139.40	$5.28
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.45%; C: 2.22%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Global Opportunities Fund versus MSCI All Country (AC) World Index (July 28, 2006 to March 31, 2013)

Average Annual Total Returns

For Periods Ended March 31, 2013 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)	10.87%	6.91%	2.42%	8.02%
C Shares (Incep: 7/28/06)	14.17%	7.74%	2.57%	7.92%
I Shares (Incep: 7/28/06)	16.64%	9.09%	3.89%	9.30%
R3 Shares (Incep: 2/1/08)	16.04%	8.54%	3.37%	2.24%
R4 Shares (Incep: 2/1/08)	16.20%	8.65%	3.46%	2.33%
R5 Shares (Incep: 2/1/08)	16.62%	9.09%	3.91%	2.78%
MSCI AC World Index (Since: 7/28/06)	10.56%	7.78%	2.06%	3.64%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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FIRM & PHILOSOPHY

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2013, Thornburg managed approximately $87 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $349 million in Thornburg products as of March 31, 2013.

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
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Thornburg Investment Management®

Thornburg
Developing World Fund

Informational Brochure and Semi-Annual Report – March 31, 2013

Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Developing World Fund

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investment in the Fund's portfolio normally will be weighted in favor of equity securities. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises.

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2013. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders and are subject to change; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares are higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Glossary

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Country Indices (Brazil, India, Indonesia, Philippines, and Russia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

BRIC Countries – A reference to the emerging market countries of Brazil, Russia, India and China.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Price/Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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THORNBURG DEVELOPING WORLD FUND

Portfolio Manager

Lewis Kaufman, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.85%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, so that actual expenses for Class A shares do not exceed 1.83%.

Philosophy/Strategy

•	A flexible approach to developing markets targeting long-term capital appreciation, with an emphasis on risk-adjusted return.

•	Focus on self-funding businesses predicated on sound business fundamentals rather than financial leverage.

•	The ability to pursue the best risk-adjusted developing country opportunities, irrespective of domicile.

•	The portfolio is diversified across basic value, consistent earner, and emerging franchise companies.

A Case for Developing Markets

•

The Developing World Fund can complement the dollar diversification provided by other international strategies. Developing world currencies may benefit from manageable public debt/GDP ratios, current account and budget surpluses, and above-average GDP growth potential.

•

Household debt levels in the developing world are generally lower than those in the developed world, thereby presenting the possibility of increasing credit penetration and stronger domestic consumption.

•

Structural reforms surrounding health insurance, social security, education and currency should lead to stronger domestic consumption in many developing markets, while helping to smooth the transition away from export-driven growth models.

•	Many developing world countries have funded recent stimulus initiatives through reserves built earlier in the decade, and remain on sound fiscal footing.

Average Annual Total Returns

For Periods Ended March 31, 2013

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/16/09)
Without sales charge	15.34%	12.36%	13.17%
With sales charge	10.16%	10.64%	11.60%
MSCI Emerging Markets Index (Since 12/16/09)	1.96%	3.27%	4.26%

4    This page is not part of the Semi-Annual Report.

Why Thornburg?

•	We have aligned interests. We are a privately held business, we invest side by side with our clients, and we are investment driven not market driven.

•	Collaborative, team-oriented approach provides for input from multiple members of the Thornburg Investment Management team and provides an installed base of knowledge on existing holdings.

•	We believe that stock selection is the best form of risk management. In-depth research allows the team to have a more intimate understanding of the companies in the portfolio.

Basket Summary

•

Basic Value Companies – Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.

•

Consistent Earners – Companies which normally exhibit steady earnings growth, cashflow characteristics, and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.

•

Emerging Franchises – Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service, or market with the potential to grow at an above average rate.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2013

Top Contributors	Top Detractors
Biostime International Holdings Ltd.	Baidu, Inc. ADS
NagaCorp Ltd.	Shandong Weigao Group Medical Polymer Co. Ltd.
VGI Global Media plc	TTK Prestige Ltd.
Puregold Price Club, Inc.	PChome Online, Inc.
Credicorp Ltd.	Mahindra & Mahindra Financial Services Ltd.

Source: FactSet

Key Portfolio Attributes

As of March 31, 2013

Portfolio P/E Trailing 12-months*	23.2x

Portfolio Price to Cash Flow*	19.1x

Portfolio Price to Book Value*	4.4x

Median Market Cap*	$3.5 B

Number of Companies	52

*	Source: FactSet

Market Capitalization Exposure

As of March 31, 2013

Basket Structure

As of March 31, 2013

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Thornburg Developing World Fund –

March 31, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

LETTER TO SHAREHOLDERS

April 16, 2013

Dear Fellow Shareholder:

We are pleased to present the fourth semi-annual report for the Thornburg Developing World Fund for the six-month period ended March 31, 2013. The Class A shares of the Fund produced a total return of 14.02% at net asset value (NAV) in the six-month period ended March 31, 2013, compared to 3.87% for the MSCI Emerging Markets Index. Since the Fund’s inception of December 16, 2009, the Class A shares produced a cumulative total return of 50.18% at NAV, compared to 14.83% for the MSCI Emerging Markets Index.

The six-month period ended March 31, 2013 was a tale of two distinct periods. From October 1, 2012 through December 31, 2012, emerging markets equities continued their inexorable march higher, reflecting unprecedented monetary accommodation in the U.S., record-low interest rates around the world, and optimism about the Chinese political transition in November. In the subsequent three-month period, major emerging markets including Brazil, Russia, India, and China all declined in absolute terms and underperformed in relative terms. Korea, which comprises approximately 15% of the MSCI Emerging Markets Index, declined 5.02% during the three months ended March 31, 2013 as tensions flared with North Korea and Korean exporters suffered from the sharp decline in the Japanese yen in the wake of “Abenomics.” European, North African, and South African markets also underperformed during this latter period in light of tensions in Cyprus and the renewed prospect of “tail risk” in the Eurozone. By contrast, Southeast Asian markets such as the Philippines, Thailand, and Indonesia increased at double-digit rates in U.S. dollar terms during the three months ended March 31, 2013, as global central bank accommodation and favorable relative growth rate differentials resulted in capital flows into these and other markets.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.85%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, so that actual expenses for Class A shares do not exceed 1.83%.

As we have emphasized in previous letters, we remain focused on financially sound free cash flow generative businesses, denominated in currencies with favorable balance of payment dynamics – thereby reducing the probability of capital impairment during periods of market duress. While this framework has its roots in risk management, we view it as a critical component of long-term capital appreciation over time. For example, nearly every bank will experience a degree of economic cyclicality, but a highly leveraged bank is far more likely to raise equity and destroy value permanently during periods of market duress – an event from which the share price may never fully recover, as we learned during the global financial crisis of 2008. Similarly, currency volatility comes with the territory in emerging markets investing, but a devaluation scenario (i.e., Mexico during the 1994 Tequila Crisis) is a fundamentally different occurrence than currency volatility and carries with it the prospect of permanent

Certified Semi-Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

capital impairment. Ultimately, it becomes more difficult to compound portfolio returns over time when a significant portion of the value of an individual investment has been permanently impaired. This insight remains a key component of our investment framework.

Looking forward, it is hard to issue a cautious tone on equities against the backdrop of today’s abundant liquidity. At the same time, it is notable that emerging markets equities have in recent months underperformed their developed-market brethren at a time when “risk assets” should presumably be in favor, and that the Developing World Fund has experienced positive absolute returns during this same period. A key reason for this divergence is the composition of the MSCI Emerging Markets Index – which is significantly exposed to BRIC countries, the energy and materials sectors, western-facing markets such as Korea and Taiwan, and state-owned enterprises. While the Developing World Fund is exposed to these elements to varying (though lesser) degrees, we continue to maintain a focus on end-market demand rather than domicile, and on markets in Southeast Asia, the Andean region of Latin America, and other parts of the world that can complement our exposure to better-recognized emerging markets. Combined with our focus on companies and countries with limited degrees of external dependence, we believe that we have created a framework for participation in emerging markets equities with the potential to mitigate the volatility of shareholder returns through multiple layers of diversification.

We invite you to visit our website at www.thornburg.com, where you will find additional information about the Thornburg Developing World Fund. We thank you for your trust and confidence.

Sincerely,

Lewis Kaufman, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

Top Ten Equity Holdings

As of 3/31/13

NagaCorp Ltd.	3.0%	Magnit OJCS GDR	2.4%
Siam Commercial Bank plc	2.8%	Yandex NV	2.4%
Tencent Holdings Ltd.	2.7%	Biostime International Holdings Ltd.	2.4%
Qualcomm, Inc.	2.5%	PT Mitra Adiperkasa	2.4%
Prada S.p.A.	2.5%	PriceSmart, Inc.	2.3%

Summary of Industry Exposure

As of 3/31/13

Consumer Services	15.9%	Retailing	2.9%
Food & Staples Retailing	13.0%	Semiconductors & Semiconductor Equipment	2.3%
Banks	12.7%	Media	1.5%
Software & Services	9.5%	Diversified Financials	1.5%
Food, Beverage & Tobacco	5.4%	Health Care Equipment & Services	1.4%
Consumer Durables & Apparel	5.4%	Automobiles & Components	1.2%
Energy	5.2%	Household & Personal Products	1.0%
Technology Hardware & Equipment	4.8%	Transportation	0.6%
Pharmaceuticals, Biotechnology & Life Sciences	4.4%	Other Assets & Liabilities	8.3%
Materials	3.0%

Summary of Country Exposure

As of 3/31/13 (percent of equity holdings)

China	13.6%	Italy	2.7%
United States	10.8%	Taiwan	2.5%
Brazil	10.0%	Peru	2.4%
Indonesia	8.7%	Poland	2.1%
Philippines	6.9%	United Kingdom	1.8%
India	6.3%	South Africa	1.7%
Russia	6.3%	Argentina	1.3%
Hong Kong	5.7%	Chile	1.0%
Thailand	4.7%	Saudi Arabia	1.0%
Mexico	4.6%	Turkey	1.0%
Colombia	4.0%	Malaysia	0.9%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 91.66%

AUTOMOBILES & COMPONENTS — 1.25%
AUTOMOBILES — 1.25%
Great Wall Motor Co. Ltd.	1,534,000	$5,207,168

		5,207,168

BANKS — 12.75%
COMMERCIAL BANKS — 12.75%
Bancolombia S.A. ADR	101,639	6,428,667
Credicorp Ltd.	56,165	9,326,198
HDFC Bank Ltd. ADR	204,905	7,667,545
PT Bank Mandiri	7,493,500	7,711,346
Sberbank-CLS	1,229,456	3,897,921
Security Bank Corp.	1,475,300	6,579,382
Siam Commercial Bank plc	1,901,034	11,522,402

		53,133,461

CONSUMER DURABLES & APPAREL — 5.38%
HOUSEHOLD DURABLES — 2.27%
TTK Prestige Ltd.	158,552	9,437,709
TEXTILES, APPAREL & LUXURY GOODS — 3.11%
Forus SA	363,600	2,559,466
Prada S.p.A.	1,031,000	10,419,508

		22,416,683

CONSUMER SERVICES — 15.95%
DIVERSIFIED CONSUMER SERVICES — 2.32%
Kroton Educacional S.A.	754,550	9,689,755
HOTELS, RESTAURANTS & LEISURE — 13.63%
[a] Bloomberry Resorts Corp.	22,263,551	7,768,512
[a] Galaxy Entertainment Group Ltd.	2,256,000	9,416,287
Herfy Food Services Co.	122,869	3,767,782
International Meal Co. Holdings S.A.	561,450	7,084,981
[a] Jubilant FoodWorks Ltd.	306,170	6,968,395
NagaCorp Ltd.	14,560,000	12,304,410
Yum! Brands, Inc.	132,121	9,504,785

		66,504,907

DIVERSIFIED FINANCIALS — 1.49%
CAPITAL MARKETS — 1.49%
CETIP SA	521,800	6,197,303

		6,197,303

ENERGY — 5.19%
ENERGY EQUIPMENT & SERVICES — 1.45%
Anton Oilfield Services Group	8,688,600	6,033,012
OIL, GAS & CONSUMABLE FUELS — 3.74%
[a] Gran Tierra Energy, Inc.	1,487,903	8,685,598
Tullow Oil plc	368,671	6,895,779

		21,614,389

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 13.01%
FOOD & STAPLES RETAILING — 13.01%
Bim Birlesik Magazalar A.S.	80,900	$3,945,960
Clicks Group Ltd.	1,014,134	6,395,618
CP All PCL	4,072,200	6,361,726
Jeronimo Martins SGPS SA	407,916	7,945,275
Magnit OJCS GDR	223,346	10,084,072
PriceSmart, Inc.	125,568	9,772,957
Puregold Price Club, Inc.	9,931,500	9,746,547

		54,252,155

FOOD, BEVERAGE & TOBACCO — 5.38%
FOOD PRODUCTS — 5.38%
Biostime International Holdings Ltd.	1,920,000	10,004,960
Mead Johnson Nutrition Co.	114,519	8,869,496
Oldtown Berhad	4,486,500	3,564,279

		22,438,735

HEALTH CARE EQUIPMENT & SERVICES — 1.43%
HEALTH CARE PROVIDERS & SERVICES — 1.43%
[a] Qualicorp SA	592,100	5,951,034

		5,951,034

HOUSEHOLD & PERSONAL PRODUCTS — 0.96%
PERSONAL PRODUCTS — 0.96%
Hengan International Group Co. Ltd.	409,000	3,993,816

		3,993,816

MATERIALS — 2.96%
CHEMICALS — 0.95%
Sociedad Quimica Minera de Chile SA ADR	71,539	3,966,838
METALS & MINING — 2.01%
Southern Copper Corp.	223,135	8,383,182

		12,350,020

MEDIA — 1.55%
MEDIA — 1.55%
VGI Global Media PCL	1,425,600	6,474,468

		6,474,468

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 4.40%
PHARMACEUTICALS — 4.40%
China Medical System Holdings Ltd.	9,063,000	9,200,126
[a] Genomma Lab Internacional SA	3,761,170	9,156,689

		18,356,815

RETAILING — 2.88%
INTERNET & CATALOG RETAIL — 0.52%
[a] Vipshop Holdings Ltd. ADR	71,094	2,159,125
MULTILINE RETAIL — 2.36%
PT Mitra Adiperkasa	10,513,285	9,845,217

		12,004,342

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

	Shares/ Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.25%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.25%
Hermes Microvision, Inc.	387,094	$9,385,274

		9,385,274

SOFTWARE & SERVICES — 9.51%
INTERNET SOFTWARE & SERVICES — 7.33%
MercadoLibre, Inc.	53,019	5,119,514
NetEase.com, Inc. ADR	34,097	1,867,493
[a] SINA Corp.	43,769	2,126,736
Tencent Holdings Ltd.	358,203	11,388,590
[a] Yandex NV	435,204	10,061,916
SOFTWARE — 2.18% [a] Linx S.A.	578,300	9,086,243

		39,650,492

TECHNOLOGY HARDWARE & EQUIPMENT — 4.77%
COMMUNICATIONS EQUIPMENT — 2.53%
Qualcomm, Inc.	157,388	10,537,126
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.24% [a] PT Erajaya Swasembada Tbk	26,731,296	9,352,859

		19,889,985

TRANSPORTATION — 0.55%
TRANSPORTATION INFRASTRUCTURE — 0.55%
International Container Terminal Services, Inc.	1,022,500	2,307,578

		2,307,578

TOTAL COMMON STOCK (Cost $342,829,042)		382,128,625

SHORT TERM INVESTMENTS — 6.48%
Avery Dennison Corp, 0.30% , 4/1/2013	$17,000,000	17,000,000
Bank of New York Tri-Party Repurchase Agreement 0.36% dated 03/28/2013 due 4/1/2013, repurchase price $10,000,400 collateralized by 9 corporate debt securities and 4 U.S. Government debt securities having an average coupon of 3.3712%, a minimum credit rating of BBB-, and maturity dates from 01/29/2016 to 08/02/2042, and having an aggregate market value of $10,550,489 at 3/28/2013	10,000,000	10,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $27,000,000)		27,000,000

TOTAL INVESTMENTS — 98.14% (Cost $369,829,042)		$409,128,625
OTHER ASSETS LESS LIABILITIES — 1.86%		7,772,940

NET ASSETS — 100.00%		$416,901,565

Footnote Legend

a	Non-income producing.

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR     American Depository Receipt

GDR     Global Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $369,829,042) (Note 2)	$409,128,625
Receivable for investments sold	4,144
Receivable for fund shares sold	30,073,900
Unrealized appreciation on forward currency contracts (Note 7)	195,536
Dividends receivable	132,874
Dividend and interest reclaim receivable	5,995
Interest receivable	400
Prepaid expenses and other assets	100,257

Total Assets	439,641,731

LIABILITIES
Payable for investments purchased	21,719,134
Payable for fund shares redeemed	277,718
Payable to custodian	407,995
Unrealized depreciation on forward currency contracts (Note 7)	3,924
Payable to investment advisor and other affiliates (Note 3)	331,395

Total Liabilities	22,740,166

NET ASSETS	$416,901,565

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,286,431)
Net unrealized appreciation on investments	39,494,036
Accumulated net realized gain (loss)	(4,002,883)
Net capital paid in on shares of beneficial interest	382,696,843

$416,901,565

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($116,135,966 applicable to 6,486,534 shares of beneficial interest outstanding - Note 4)	$17.90
Maximum sales charge, 4.50% of offering price	0.84

Maximum offering price per share	$18.74

Class C Shares:
Net asset value and offering price per share* ($29,538,621 applicable to 1,683,711 shares of beneficial interest outstanding - Note 4)	$17.54

Class I Shares:
Net asset value, offering and redemption price per share ($271,195,424 applicable to 14,941,476 shares of beneficial interest outstanding - Note 4)	$18.15

Class R5 Shares:
Net asset value, offering and redemption price per share ($15,776 applicable to 869 shares of beneficial interest outstanding - Note 4)	$18.15

Class R6 Shares:
Net asset value, offering and redemption price per share ($15,778 applicable to 868 shares of beneficial interest outstanding - Note 4)	$18.18

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $49,323)	$755,917
Interest income	16,845

Total Income	772,762

EXPENSES:
Investment advisory fees (Note 3)	911,772
Administration fees (Note 3)
Class A Shares	37,264
Class C Shares	8,848
Class I Shares	28,310
Class R5 Shares	1
Distribution and service fees (Note 3)
Class A Shares	74,351
Class C Shares	71,452
Transfer agent fees
Class A Shares	23,892
Class C Shares	9,582
Class I Shares	20,637
Class R5 Shares	708
Class R6 Shares	590
Registration and filing fees
Class A Shares	10,862
Class C Shares	10,102
Class I Shares	12,852
Class R5 Shares	5,995
Class R6 Shares	5,995
Custodian fees (Note 3)	73,883
Professional fees	27,107
Accounting fees	2,474
Trustee fees	2,188
Other expenses	23,627

Total Expenses	1,362,492
Less:
Expenses reimbursed by investment advisor (Note 3)	(88,990)
Investment advisory fees waived by investment advisor (Note 3)	(19,594)
Fees paid indirectly (Note 3)	(237)

Net Expenses	1,253,671

Net Investment Loss	$(480,909)

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Six Months Ended March 31, 2013 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of foreign capital gain taxes paid of $60,224)	$1,294,232
Forward currency contracts (Note 7)	(139,068)
Foreign currency transactions	(122,072)

1,033,092

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $104,746)	26,119,131
Forward currency contracts (Note 7)	282,125
Foreign currency translations	2,577

26,403,833

Net Realized and Unrealized Gain	27,436,925

Net Increase in Net Assets Resulting from Operations	$26,956,016

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Developing World Fund

	Six Months Ended	Year Ended
	March 31, 2013*	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(480,909)	$140,440
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions, net of foreign capital gains taxes	1,033,092	(2,778,899)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	26,403,833	19,227,506

Net Increase (Decrease) in Net Assets Resulting from Operations	26,956,016	16,589,047

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(30,996)	—
Class I Shares	(445,713)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	68,311,328	7,947,002
Class C Shares	17,607,707	923,614
Class I Shares	201,973,634	17,833,797
Class R5 Shares	15,201	—
Class R6 Shares	15,200	—

Net Increase in Net Assets	314,402,377	43,293,460

NET ASSETS:
Beginning of Period	102,499,188	59,205,728

End of Period	$416,901,565	$102,499,188

*	Unaudited

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R5 and Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2013. In any instance where valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$382,128,625	$375,766,899	$6,361,726	$—
Short Term Investments	27,000,000	—	27,000,000	—

Total Investments in Securities	$409,128,625	$375,766,899	$33,361,726	$—
Other Financial Instruments**
Forward Currency Contracts	$195,536	$—	$195,536	$—
Spot Currency	$4,144	$4,144	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(3,924)	$—	$(3,924)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2013, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2013, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2013, the Advisor voluntarily waived investment advisory fees of $19,594. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $4,298 for Class A shares, $9,604 for Class C shares, $61,799 for Class I shares, $6,703 for Class R5 shares, and $6,586 for Class R6 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2013, the Distributor has advised the Fund that it earned commissions aggregating $41,731 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $979 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2013, fees paid indirectly were $237.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,412,863	$75,551,631	1,082,854	$15,910,582
Shares issued to shareholders in reinvestment of dividends	1,868	29,766	—	—
Shares repurchased	(436,046)	(7,270,069)	(570,116)	(7,963,630)
Redemption fees received**	—	—	—	50

Net increase (decrease)	3,978,685	$68,311,328	512,738	$7,947,002

Class C Shares
Shares sold	1,088,217	$18,466,477	244,119	$3,529,222
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(52,497)	(858,770)	(182,871)	(2,605,622)
Redemption fees received**	—	—	—	14

Net increase (decrease)	1,035,720	$17,607,707	61,248	$923,614

Class I Shares
Shares sold	11,941,139	$207,510,308	1,646,787	$24,383,131
Shares issued to shareholders in reinvestment of dividends	21,646	349,371	—	—
Shares repurchased	(347,788)	(5,886,045)	(460,724)	(6,549,398)
Redemption fees received**	—	—	—	64

Net increase (decrease)	11,614,997	$201,973,634	1,186,063	$17,833,797

Class R5 Shares*
Shares sold	869	$15,201	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received	—	—	—	—

Net increase (decrease)	869	$15,201	—	$—

Class R6 Shares*
Shares sold	868	$15,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received	—	—	—	—

Net increase (decrease)	868	$15,200	—	$—

*	Effective date for these Classes of shares was February 1, 2013.
**	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $327,563,930 and $68,466,328, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$369,829,042

Gross unrealized appreciation on a tax basis	$41,732,879
Gross unrealized depreciation on a tax basis	(2,433,296)

Net unrealized appreciation (depreciation) on investments (tax basis)	$39,299,583

At March 31, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $2,196,037. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At March 31, 2013, the Fund had cumulative tax basis capital losses of $2,583,287, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2013 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the six months ended March 31, 2013 was $3,992,225. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the six-months ended March 31, 2013.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

The following table displays the outstanding forward currency contracts at March 31, 2013:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	2,592,800	07/10/2013	3,325,992	$72,651	$—
Euro	Sell	812,800	07/10/2013	1,042,643	58,400	—
Euro	Sell	651,800	07/10/2013	836,116	41,578	—
Euro	Sell	562,400	07/10/2013	721,435	15,590	—
Euro	Sell	293,400	07/10/2013	376,368	7,317	—
Euro	Sell	766,500	07/10/2013	983,251	—	(3,924)

Total					$195,536	$(3,924)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2013

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$195,536

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(3,924)

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2013 are disclosed in the following tables:

Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(139,068)	$(139,068)

Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$282,125	$282,125

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)(c)	$15.71	(0.06)	2.26	2.20	(0.01)	—	(0.01)	$17.90	(0.70	)(d)	1.57	(d)	1.57	(d)	1.61	(d)	14.02	36.91	$116,136
2012(c)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)		1.69		1.69		1.85		25.68	129.49	$39,390
2011(c)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)		1.63		1.62		1.89		(13.34)	129.15	$24,929
2010(c)(e)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
Class C Shares
2013(b)	$15.44	(0.12)	2.22	2.10	—	—	—	$17.54	(1.48	)(d)	2.37	(d)	2.37	(d)	2.53	(d)	13.60	36.91	$29,539
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)		2.38		2.38		2.86		24.82	129.49	$10,006
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)		2.34		2.34		2.89		(13.96)	129.15	$7,258
2010(e)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
Class I Shares
2013(b)	$15.96	(0.03)	2.31	2.28	(0.09)	—	(0.09)	$18.15	(0.30	)(d)	1.09	(d)	1.09	(d)	1.22	(d)	14.37	36.91	$271,195
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57		1.09		1.09		1.45		26.47	129.49	$53,103
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55		1.04		1.04		1.47		(12.89)	129.15	$27,019
2010(e)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581
Class R5 Shares
2013(b)(f)	$17.49	(0.02)	0.68	0.66	—	—	—	$18.15	(0.73	)(d)	1.09	(d)	1.09	(d)	283.95	(d)(g)	3.77	36.91	$16
Class R6 Shares
2013(b)(f)	$17.51	(0.02)	0.69	0.67	—	—	—	$18.18	(0.61	)(d)	0.99	(d)	0.99	(d)	278.90	(d)(g)	3.83	36.91	$16

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 16, 2009.
(f)	Effective date of this Class of shares was February 1, 2013.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2012, and held until March 31, 2013.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period† 10/1/12–3/31/13
Class A Shares
Actual	$1,000.00	$1,140.20	$8.39
Hypothetical*	$1,000.00	$1,017.10	$7.90
Class C Shares
Actual	$1,000.00	$1,136.00	$12.64
Hypothetical*	$1,000.00	$1,013.10	$11.91
Class I Shares
Actual	$1,000.00	$1,143.70	$5.83
Hypothetical*	$1,000.00	$1,019.50	$5.49
Class R5 Shares
Actual	$1,000.00	$1,037.70	$5.54
Hypothetical*	$1,000.00	$1,019.49	$5.49
Class R6 Shares
Actual	$1,000.00	$1,038.30	$5.03
Hypothetical*	$1,000.00	$1,020.00	$4.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.57%; C: 2.37%; I: 1.09%; R5: 1.09%; R6: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Developing World Fund versus MSCI Emerging Markets Index (December 16, 2009 to March 31, 2013)

Average Annual Total Returns

For Periods Ended March 31, 2013 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/16/09)	10.16%	10.64%	11.60%
C Shares (Incep: 12/16/09)	13.49%	11.60%	12.44%
I Shares (Incep: 12/16/09)	16.04%	13.02%	13.86%
R5 Shares (Incep: 2/1/13)*	—	—	3.77%
R6 Shares (Incep: 2/1/13)*	—	—	3.83%
MSCI Emerging Markets Index (Since 12/16/09)	1.96%	3.27%	4.26%

*	Not annualized for periods less than one year.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R5, and R6 shares.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg Developing World Fund	March 31, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34    This page is not part of the Semi-Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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38    This page is not part of the Semi-Annual Report.

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH2148

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940

(17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, and Developing World Fund.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date: May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date: May 22, 2013

By:	/s/ Jason H. Brady
Jason H. Brady
Treasurer and principal financial officer

Date: May 22, 2013